Filed pursuant to Rule 497(c)
File No. 333-216665

PROSPECTUS SUPPLEMENT
(To Prospectus dated June 1, 2018)

Monroe Capital Corporation

$50,000,000

Common Stock

We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities are often referred to as “high yield” or “junk.” In addition, many of the debt securities we hold do not fully amortize prior to maturity, which heightens the risk that we may lose all or a part of our investment.

Monroe Capital BDC Advisors, LLC serves as our investment advisor. Monroe Capital Management Advisors, LLC serves as our administrator. Each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors, LLC is affiliated with Monroe Capital, LLC, a leading lender to middle-market companies.

We have entered into separate equity distribution agreements, each dated May 12, 2017, with B. Riley FBR, Inc., as successor by merger to FBR Capital Markets & Co. (“B. Riley FBR”), and JMP Securities LLC (“JMP Securities”). B. Riley FBR, together with JMP Securities, are herein referred to individually as a “Sales Agent” and together, the “Sales Agents.” The equity distribution agreement with JMP Securities and the equity distribution agreement with B. Riley FBR relate to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The equity distribution agreements provide that we may offer and sell up to $50,000,000 of our common stock from time to time through the Sales Agents in negotiated transactions or transactions that are deemed to be “at the market offerings,” as defined in Rule 415 under the Securities Act of 1933, as amended. As of the date of this prospectus supplement, we have not sold any shares of our common stock under the equity distribution agreements.

Our common stock is listed on The Nasdaq Global Select Market under the symbol “MRCC.” On June 6, 2018, the last reported sale price of our stock on The Nasdaq Global Select Market was $14.43 per share. Our net asset value as of March 31, 2018 was $13.49 per share.

Under the terms of the equity distribution agreements, the Sales Agents will receive a commission from us of up to 2.0% of the gross sales price of any shares of our common stock sold through the Sales Agents under the equity distribution agreements. The Sales Agents are not required to sell any specific number or dollar amount of common stock, but will use their commercially reasonable efforts consistent with their sales and trading practices to sell the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. For all fees and expenses paid to the Sales Agents, see “Plan of Distribution” beginning on page S-46 of this prospectus supplement.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. On June 21, 2017, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sale of Common Stock Below Net Asset Value” in this prospectus supplement and “Risk Factors” and “Sales of Common Stock Below Net Asset Value” in the accompanying prospectus.

An investment in our securities is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. Substantially all of the debt instruments in which we invest (i) have and will have variable interest rate provisions that may make it more difficult for borrowers to make debt repayments to us in a rising interest rate environment and (ii) will likely have a principal amount outstanding at maturity, that may lead to a substantial loss to us if the borrower is unable to refinance or repay. See “Risk Factors” beginning on page 13 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, by calling us collect at (312) 258-8300, or on our website at www.monroebdc.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

B. Riley FBR	JMP Securities

Prospectus supplement dated June 7, 2018

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the specific terms of this offering of the common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosures. For information about our common stock see “Description of Our Capital Stock” in the accompanying prospectus.

To the extent information differs between this prospectus supplement and the accompanying prospectus, you should rely only on such information in this prospectus supplement. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Available Information” before investing in our common stock.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and B. Riley FBR and JMP Securities have not, authorized any other person to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. We are not, and B. Riley FBR and JMP Securities are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates, regardless of the time of delivery of this prospectus supplement and the accompanying prospectus or any sales of the securities. Our business, financial condition, results of operations and prospects may have changed since those dates.

S-iii

SUMMARY

This summary highlights some of the information in this prospectus supplement. This summary is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read this entire prospectus supplement and the accompanying prospectus carefully, including, in particular, the more detailed information set forth under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

As used in this prospectus supplement, except as otherwise indicated, the terms:

•	“we,” “us” and “our” refer to Monroe Capital Corporation, a Maryland corporation;
•	MC Advisors refers to Monroe Capital BDC Advisors, LLC, our investment advisor and a Delaware limited liability company;
•	MC Management refers to Monroe Capital Management Advisors, LLC, our administrator and a Delaware limited liability company;
•	Monroe Capital refers to Monroe Capital LLC, a Delaware limited liability company, and its subsidiaries and affiliates;
•	SLF refers to MRCC Senior Loan Fund I, LLC, an unconsolidated Delaware limited liability company, in which we co-invest with NLV Financial Corporation (“NLV”) primarily in senior secured loans. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by representatives of each of the members. As of March 31, 2018, we owned 50.0% of the LLC equity interests of SLF. As of March 31, 2018, SLF had LLC equity interest subscriptions from its members totaling $100.0 million, of which we have committed to fund $50.0 million;
•	MRCC SBIC refers to Monroe Capital Corporation SBIC, LP, a Delaware limited partnership, our wholly-owned subsidiary that operates as a small business investment company pursuant to a license received from the United States Small Business Administration; and
•	LIBOR refers to the one-month, three-month or six-month London Interbank Offered Rate as reported by the British Bankers’ Association. Unless stated otherwise herein, LIBOR refers to the one-month rate.

Monroe Capital Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and that has elected to be treated as a regulated investment company, or RIC, for tax purposes under the U.S. Internal Revenue Code of 1986, as amended, or the Code, commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States and Canada focused primarily on senior secured, junior secured and unitranche secured (a combination of senior secured and junior secured debt in the same facility in which we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow.

In this prospectus supplement and the accompanying prospectus, the term “middle-market” generally refers to companies having annual revenue of between $20 million and $500 million and/or annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $50 million. Within the middle-market, we consider companies having annual revenues of less than $250 million and/or EBITDA of less than $25 million to be in the “lower middle-market.”

Portfolio Update

Since the consummation of the initial public offering in October 2012, we have grown the fair value of our portfolio of investments to approximately $496.0 million as of March 31, 2018. As of March 31, 2018, our portfolio consisted of 72 different portfolio companies, comprised of approximately 76.6% senior secured debt, 9.3% unitranche secured debt, 7.8% junior secured debt and 6.3% equity securities. As of March 31, 2018, the weighted average annualized effective yield on portfolio investments (which represents the expected annualized effective yield to be generated by us on our portfolio based on the composition of our portfolio as of such date) prior to leverage was 10.6% based on the par value of our debt investments and the cost basis of our preferred equity investments. For the quarter ended March 31, 2018, our total return based on net asset value was 0.5% and our total return based on market value was (8.1)%.

Our weighted average annualized effective yield on portfolio investments may be higher than an investor’s yield on an investment in shares of our common stock. The weighted average annualized effective yield on portfolio investments is a metric on the investment portfolio alone and does not represent a return to stockholders. This metric is not inclusive of our fees and expenses, the impact of leverage on the portfolio or sales load that may be paid by investors. In addition, total return figures disclosed above do not consider the effect of any sales load that may be incurred in connection with the sale of shares of our common stock. Our estimated weighted average annualized effective yield on portfolio investments and total return based on net asset value do not represent actual investment returns to stockholders. Our weighted average annualized effective yield on portfolio investments and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” in the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 4, 5 and 6 to the table included in “Selected Consolidated Financial Data” for information regarding the calculation of our total return based on market value, total return based on average net asset value, and weighted average annualized effective yield on portfolio investments, respectively.

Asset Coverage Approval

On March 27, 2018, our board of directors unanimously approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act (the “SBCAA”). As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective March 27, 2019. On March 27, 2018, our board of directors also recommended the submission of a proposal for stockholders to vote in favor of us to immediately become subject to a minimum asset coverage ratio of at least 150%, permitting us to double the amount of debt we may incur earlier than the current effective date of March 27, 2019, pursuant to the SBCAA. If this proposal is approved by stockholders at our annual stockholder meeting, we would become subject to an asset coverage ratio of at least 150% the day after such meeting instead of on March 27, 2019.

Our Investment Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Under the investment advisory and management agreement with MC Advisors, or the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements — Investment Advisory Agreement — Management and Incentive Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Aaron D. Peck, provides investment services to MC Advisors pursuant to a staffing agreement, or the Staffing Agreement, between MC Management, an affiliate of Monroe Capital, and MC Advisors. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 25 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through March 31, 2018, Monroe Capital’s investment professionals invested in over 1,200 loan and related investments with an aggregate principal value of over $8.0 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as interested directors. Mr. Koenig has more than 30 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 20 companies in the lower middle-market. Mr. Peck has more than 20 years of public company management, leveraged finance and commercial lending experience at organizations including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc.

Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 30 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 15 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial.

About Monroe Capital

Monroe Capital, a Delaware limited liability company that was founded in 2004, is a leading lender to middle-market companies. As of March 31, 2018, Monroe Capital had approximately $5.5 billion in assets under management. Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 450 current investments. From Monroe Capital’s formation in 2004 through March 31, 2018, Monroe Capital’s investment professionals invested in over 1,200 loan and related investments with an aggregate principal value of over $8.0 billion. The senior investment team of Monroe Capital averages more than 25 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations on foreign investments in the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. We believe that there exists a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments.

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also seek to invest opportunistically in attractively priced, broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. We do not target any specific industry, however, as of March 31, 2018, our investments in the healthcare & pharmaceuticals; banking, finance, insurance & real estate; and high tech industries represented approximately 13.2%, 12.2% and 10.3%, respectively, of the fair value of our portfolio. To achieve our investment objective, we utilize the following investment strategy:

Attractive Current Yield on Investment Portfolio.  We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions and our pipeline of new investments, we expect our target directly originated senior and unitranche secured debt will have an average maturity of three to five years and interest rates of 7% to 13%, and we expect our target directly originated junior secured debt and unsecured subordinated debt will have an average maturity of four to seven years and interest rates of 10% to 15%. In addition, based on current market conditions and our pipeline of new investments, we expect that our target debt investments will typically have a variable coupon (with a LIBOR floor), may include payment-in-kind, or PIK, interest (interest that is not received in cash, but added to the principal balance of the loan), and that we will typically receive upfront closing fees of 1% to 4%. We may also receive warrants or other forms of upside equity participation. Our transactions are generally secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we will target investments with the characteristics described in this paragraph, we cannot assure you that our new investments will have these characteristics and we may enter into investments with different characteristics as the market dictates. For a description of the characteristics of our current investment portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity.” Until investment opportunities can be found, we may invest our undeployed capital in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Sound Portfolio Construction.  We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, is, and we believe will continue to be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We seek to pursue lending opportunities selectively and to maintain a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account management and diversification, enabled it to protect investor capital, and we believe MC Advisors follows and will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns.  Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We seek to invest in situations where there are a number of potential exit options that can result in full repayment or a modest refinance of our investment. We seek to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on merger and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team.  We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of over 90 professionals, including seven senior partners that average more than 25 years of direct lending experience. We are led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Aaron D. Peck, our Chief Financial Officer and Chief Investment Officer. This extensive experience includes the management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation in 2004 through March 31, 2018, Monroe Capital’s investment professionals invested in more than 1,200 loan and related investments with an aggregate principal value of over $8.0 billion.

Differentiated Relationship-Based Sourcing Network.  We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single channel and offers us consistent deal flow throughout the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow.  Monroe Capital’s broad network of relationships and significant origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. Monroe Capital estimates that it reviewed approximately 2,000 investment opportunities during 2017. Monroe Capital’s over 1,200 previously executed transactions, over 450 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. We are also positioned to benefit from Monroe Capital’s established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process.  Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit outweighs pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also seek to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsors, if any, or other lenders.

Established Credit Risk Management Framework.  We seek to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors assigns each loan to a particular portfolio management professional and maintains an internal credit rating analysis for all loans. MC Advisors then employs ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and debt work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Credit Facility

We have a credit facility with ING Capital LLC, or the Lender, as agent, which as of March 31, 2018 consisted of a revolving line of credit of $200.0 million, which may be increased to up to $300.0 million pursuant to an accordion feature.

We may make draws under the revolver from time-to-time through December 2019 to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility, or the earliest to occur of (a) December 14, 2020, subject to extension as mutually agreed by us and the Lender, (b) the termination of the facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lender. The revolving credit facility is secured by a lien on all of our assets, including cash on hand, but excluding the assets of our wholly-owned subsidiary, MRCC SBIC. The material terms of the credit facility are as follows:

•	total borrowing capacity currently equal to $200.0 million and up to $300.0 million pursuant to an accordion feature, subject to, among other things, availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as valuation methodologies;
•	an interest rate equal to, at our election, (a) LIBOR (one-month, two-month, three-month or six-month at our discretion based on the term of the borrowing) plus 2.75% per annum, or (b) a daily rate equal to 1.75% per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%;
•	in addition to the stated interest rate on borrowings under the revolving credit facility, we are required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 65% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 65% of the then available maximum borrowing; and
•	customary financial covenants and negative covenants and events of default.

As of March 31, 2018, we had U.S. dollar borrowings of $113.3 million and non-U.S. dollar borrowings denominated in Great Britain pounds of £8.8 million ($12.3 million in U.S. dollars) under our revolving credit facility and availability of $74.4 million.

MRCC SBIC

On February 28, 2014, our wholly-owned subsidiary, MRCC SBIC, received a license from the U.S. Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958. MRCC SBIC commenced operations on September 16, 2013. As our wholly-owned subsidiary, MRCC SBIC relies on one or more exclusions from the definition of “investment company” under the 1940 Act and does not elect to be regulated as business development company under the 1940 Act. MRCC SBIC has an investment objective substantially similar to ours and makes similar types of investments in accordance with SBIC regulations.

On April 13, 2016, MRCC SBIC was approved by the SBA for an additional $75.0 million in SBA-guaranteed debentures, for a total of $115.0 million in available debentures. As of March 31, 2018, MRCC SBIC had $57.6 million in leverageable capital (approximately 11.2% of our total assets) and $112.8 million in SBA-guaranteed debentures outstanding.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the asset coverage ratio we are required to maintain under the 1940 Act, which provides us with increased flexibility, but also increases our risks associated with leverage.

Operating and Regulatory Structure

Our investment activities are managed by MC Advisors under the direction of our board of directors, a majority of whom are independent of us, MC Advisors and our and its respective affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of notes, other borrowings and shares of preferred stock, our ability to use leverage is limited in significant respects. We are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200% until March 26, 2019 and an asset coverage ratio of 150% beginning on March 27, 2019. However, we may be able to maintain an asset coverage ratio of at least 150% prior to March 27, 2019 if stockholders approve a proposal for the authorization thereof at our annual meeting of stockholders. See “Regulation” in the accompanying prospectus. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to Our Business and Structure — We maintain a revolving credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us” and “Risk Factors — Risks Relating to Our Business and Structure — Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in us” in the accompanying prospectus.

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (c) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation” in the accompanying prospectus. Additionally, to the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, we seek to limit those investments to companies domiciled or with their principal place of business in Canada. Any investments in Canadian companies will not be qualifying assets, meaning that in accordance with the 1940 Act, we cannot invest more than 30% of our assets in Canadian securities and other non-qualifying assets.

We have elected to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to continue to qualify to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, MC Advisors has agreed to offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers are subject to the exception that, in accordance with MC Advisors’ conflict of interest and allocation policies, we might not participate in each individual opportunity but are entitled, on an overall basis, to participate equitably with other entities sponsored or managed by MC Advisors and its affiliates.

Affiliates of MC Advisors manage other assets in five closed-end funds, two small business investment companies and 12 private funds that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt to lower middle-market companies. In addition, MC Advisors and/or its affiliates may manage other entities in the future with an investment focus similar to ours, including a closed-end non-diversified management company that intends to be regulated as a business development company, which has been formed but has not yet commenced operations. To the extent that we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors seeks to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Advisers Act and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. MC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer, which may be suitable for us and such other investment funds or other investment vehicles.

MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies, and MC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors seeks to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. We received exemptive relief from the SEC on October 15, 2014 that permits us greater flexibility relating to co-investments, subject to certain conditions. When we invest alongside such other accounts as permitted under the 1940 Act, pursuant to SEC staff interpretations or our exemptive relief from the SEC that permits greater flexibility relating to co-investments, such investments will be made consistent with such relief and MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods.

Corporate History and Additional Information

We were incorporated under the laws of Maryland on February 9, 2011. Our principal executive offices are located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, and our telephone number is (312) 258-8300. We maintain a website at www.monroebdc.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus supplement or the accompanying prospectus. You may also obtain such information free of charge by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, attention: Investor Relations.

We have filed with the SEC a registration statement on Form N-2, of which this prospectus supplement is a part, under the Securities Act of 1933, as amended, or the Securities Act. This registration statement contains additional information about us and the securities being offered by this prospectus supplement. We also file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

Sale of Common Stock Below NAV

We may offer, and have in the past offered, shares of our common stock at a discount from our most recently determined net asset value per share pursuant to authority granted by our stockholders on June 21, 2017, July 14, 2016, June 24, 2015, June 27, 2014 and July 9, 2013. Our board of directors has in the past determined that it would be in our and our stockholders’ best interests to issue shares of our common stock below net asset value. See “Sale of Common Stock Below Net Asset Value” in this prospectus supplement, “Risk Factors” on page 13 of the accompanying prospectus and “Sales of Common Stock Below Net Asset Value” on page 124 of the accompanying prospectus.

Risk Factors

The value of our assets, as well as the market price of our shares will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. A material portion of our portfolio may have exposure to specific industries. See “Risk Factors” beginning on page 13 of the accompanying prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock.

THE OFFERING

Common Stock Offered by Us
Shares of our common stock having an aggregate offering price of up to $50,000,000.
Manner of Offering
“At the market offerings” that may be made from time to time through B. Riley FBR, Inc. and JMP Securities LLC, each a “Sales Agent” and, collectively, the “Sales Agents,” using commercially reasonable efforts. See “Plan of Distribution.”
Use of Proceeds
We intend to use the net proceeds of this offering to invest in portfolio companies in accordance with our investment objectives and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering. Pending such investments, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”
Symbol on The Nasdaq Global Select Market
MRCC
Distributions
To the extent we have income and cash available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.
Taxation
We have elected and intend to continue to qualify as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gain that we distribute to our stockholders. To obtain and maintain RIC tax status, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because most of our income will not be attributable to dividends, such income will not be taxable at more favorable rates for qualified dividend income. Distributions made to you will generally be taxed as ordinary income or as capital gains.
Leverage
As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, increase the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. With certain limited exceptions, we are currently only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals, immediately after such borrowing, at least 200% until March 26, 2019 and 150% beginning on March 27, 2019. However, we may be able to maintain an asset coverage ratio of at least 150% prior to March 27, 2019 if stockholders approve a proposal for the authorization thereof at our annual meeting of stockholders. In addition, the costs associated with our borrowings, if any, including any increase in the management fee payable to MC Advisors, will be borne by our common stockholders.
We have received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the asset coverage ratio we are required to maintain under the 1940 Act, which provides us with increased flexibility, but also increases our risks associated with leverage.
As of March 31, 2018, we had debt outstanding under the revolving loan portion of the credit facility of approximately $125.6 million and SBA-guaranteed debentures outstanding of $112.8 million.
Trading
Shares of closed-end investment companies, including business development companies, frequently trade in the secondary market at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at, or below net asset value.
Sales of common stock below net asset value
Generally, the offering price per share of our common stock, exclusive of any underwriting commissions or discounts, may not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, including the approval of a majority of our independent directors, or (3) under such circumstances as the SEC may permit.
On June 21, 2017, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to approval by our board of directors. Sales or other issuances by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
Risk Factors
An investment in our common stock is subject to risks. See “Risk Factors” beginning on page 13 of the accompanying prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual amounts and percentages may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contain a reference to fees or expenses paid by “you,” “us,” “the Company” or “Monroe Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Monroe Capital Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	2.00	%(1)
Offering expenses (as a percentage of offering price)	0.50	%(2)
Dividend reinvestment plan expenses	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	2.50%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.14	%(4)
Incentive fees payable under the Investment Advisory Agreement	2.68	%(5)
Interest payments on borrowed funds	3.92	%(6)
Other expenses (estimated)	1.24	%(7)
Acquired fund fees and expenses	0.06	%(8)
Total annual expenses (estimated)	11.04	%(9)

(1)	Represents the commission with respect to the shares of common stock being sold in this offering. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.
(2)	The percentage reflects estimated offering expenses of approximately $250,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee is 1.75% of our total assets (which includes assets purchased with borrowed amounts but does not include cash and cash equivalents). For the purposes of this table, we have assumed that the base management fee will remain at 1.75% as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval. The “base management fee” percentage is calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The base management fee in the table above assumes the base management fee remains consistent with fees incurred for the three months ended March 31, 2018 of $2.2 million, based on average total assets (excluding cash) for the period of $501.4 million, as a percentage of our average net assets for the period of $275.9 million. See “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus.
(5)	Estimated assuming that annual incentive fees earned by MC Advisors remains consistent with the incentive fees earned, gross of the Incentive Fee Limitation due to the total return requirement, for the three months ended March 31, 2018 of $1.8 million, as a percentage of our average net assets of $275.9 million for the period. For information about our Incentive Fee Limitation and incentive fee waiver, see “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus and “Consolidated Statements of Operations” in our financial statements included in this prospectus supplement.

The incentive fee consists of two parts:

The first part of the incentive fee, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2% quarterly (8% annualized) rate of return on the value of our net assets, or hurdle rate, and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter,

MC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MC Advisors will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.

The second part of the incentive fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue (but not pay) an expense for potential payment of capital gain incentive fees with respect to any unrealized appreciation on our portfolio.

See “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus.

(6)	We may borrow funds from time to time to make investments to the extent we determine that it is appropriate to do so. The costs associated with any outstanding borrowings are indirectly borne by our investors. The table assumes borrowings are consistent with the average borrowings for the three months ended March 31, 2018 of $232.5 million, no preferred stock issued or outstanding and average net assets of $275.9 million. For the three months ended March 31, 2018, we had interest expense of $2.7 million (including fees for unused portions of commitments). As of March 31, 2018, weighted average interest rate of our revolving credit facility (excluding debt issuance costs) was 4.6% and the weighted average interest rate on our SBA-guaranteed debentures (excluding debt issuance costs) was 3.3%. Although we do not have any current plans to issue debt securities or preferred stock in the next twelve months, we may issue debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	Includes our estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by MC Management. The table above assumes “other expenses” remain consistent with the $0.9 million incurred during the three months ended March 31, 2018 and average net assets for the period of $275.9 million.
(8)	Our stockholders indirectly bear the expenses of our investment in SLF. SLF does not pay any fees to MC Advisors or its affiliates; however, SLF has entered into an administration agreement with MC Management, pursuant to which certain loan servicing and administrative functions are delegated to MC Management. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. No such expenses have been incurred or charged to SLF for the three months ended March 31, 2018. The table above assumes “acquired fund fees and expenses” remain consistent with the $43 thousand of expenses incurred on an annualized basis for the three months ended March 31, 2018 and average net assets for the period of $275.9 million. Future expenses for SLF may be substantially higher or lower because certain expenses may fluctuate over time.

(9)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. The terms of our indebtedness may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowings.” If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual expenses” would be 6.36% of consolidated total assets. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets after such borrowing (which coverage ratio may be lowered to 150% of total assets in certain circumstances in accordance with law). We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the 200% asset coverage ratio. We have included our estimated leverage expenses (consistent with the assumptions in footnote (7)) for the twelve months following this offering in “total annual expenses.”

Example

The following example illustrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above.

You would pay the following expenses on a $1,000 investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$109	$276	$443	$861
Assuming a 5% annual return (assumes entire return is from realized capital gains and thus subject to the capital gains incentive fee)	$119	$307	$498	$987

This table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. As incentive fees vary based on the character of the 5% return, the example above provides (i) expenses assuming no return from capital gains (therefore not meeting the hurdle rate for the first part of the incentive fee) and (ii) expenses assuming the entire return is from realized capital gains (resulting in a capital gains incentive fee). For the three months ended March 31, 2018, our return included net realized and unrealized capital losses. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash distribution, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including:

•	our dependence on key personnel;
•	our ability to maintain or develop referral relationships;
•	the ability of MC Advisors to identify, invest in and monitor companies that meet our investment criteria;
•	actual and potential conflicts of interest with MC Advisors and its affiliates;
•	possession of material nonpublic information;
•	potential divergent interests of MC Advisors and our stockholders arising from our incentive fee structure;
•	restrictions on affiliate transactions;
•	competition for investment opportunities;
•	our ability to maintain our qualification as a RIC and as a business development company;
•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;
•	the adequacy of our financing sources;
•	the timing, form and amount of any payments, dividends or other distributions from our portfolio companies;
•	our use of leverage;
•	changes in interest rates;
•	SBA regulations affecting MRCC SBIC or any other wholly-owned SBIC subsidiary;
•	uncertain valuations of our portfolio investments;
•	fluctuations in our quarterly operating results;
•	our ability to issue securities at a discount to net asset value per share;
•	changes in laws or regulations applicable to us or our portfolio companies; and
•	general economic and political conditions and their impact on the industries in which we invest.

We have based the forward-looking statements included in this prospectus supplement and the accompanying prospectus on information available to us on the date of this prospectus supplement. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement. However, we will update this prospectus supplement to reflect any material changes to the information contained herein during the period of this offering.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of all $50,000,000 of common stock offered under this prospectus supplement and the accompanying prospectus, we estimate that the net proceeds of this offering would be approximately $48.8 million, after deducting the estimated sales commission payable to the Sales Agents and our estimated offering expenses.

We intend to use all or substantially all of the net proceeds from the sale of our common stock to invest directly in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering.

We anticipate that we will use substantially all of the net proceeds from this offering for the above purposes within approximately six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. It may take more or less time for us to identify, negotiate and enter into investments and fully deploy any proceeds we raise, and we cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The equity distribution agreements provide that we may offer and sell up to $50,000,000 of our common stock from time to time through our Sales Agents for the offer and sale of such common stock. The table below assumes that we will sell all of the $50,000,000 of our common stock at a price of $14.43 per share (the last reported sale price of our common stock on The Nasdaq Global Select Market on June 6, 2018), but there is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $14.43, depending on the market price of our common stock at the time of any such sale. The following table sets forth our capitalization as of March 31, 2018:

•	on an actual basis; and
•	on an as adjusted basis giving effect to the assumed sale of $50,000,000 million of our common stock at a price of $14.43 per share (the last reported sale price of our common stock on The Nasdaq Global Select Market on June 6, 2018) less commissions and expenses.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of March 31, 2018
	Actual	As Adjusted
	(unaudited) (in thousands, except per share data)
Assets:
Cash	$3,070	$51,820
Restricted cash	7,117	7,117
Investments at fair value	496,034	496,034
Other assets	6,483	6,483
Total assets	$512,704	$561,454
Liabilities:
Debt	$233,916	$233,916
Other liabilities	5,783	5,783
Total liabilities	$239,699	$239,699
Net Assets:
Common stock, $0.001 par value, 100,000 shares authorized, actual; 20,240 shares issued and outstanding, actual; 23,705 shares issued and outstanding, as adjusted	$20	$23
Capital in excess of par value	286,141	334,888
Undistributed net investment income (accumulated distributions in excess of net investment income)	8,088	8,088
Accumulated net realized gain (loss) on investments, secured borrowings and foreign currency transactions	(360)	(360)
Accumulated net unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	(20,884)	(20,884)
Total net assets	$273,005	$321,755
Net asset value per share	$13.49	$13.57

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on The Nasdaq Global Market under the ticker symbol “MRCC” on October 25, 2012. Prior to that date, there was no established trading market for our common stock. Our common stock is now traded on the Nasdaq Global Select Market. Our common stock has historically traded both above and below net asset value (“NAV”).

The following table sets forth the high and low closing sales prices of our common stock, the closing sales price as a percentage of our NAV and the dividends declared by us since January 1, 2016.

	NAV(1)		Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
			High	Low
Year ending December 31, 2018
Second Quarter (through June 6, 2018)	—	(4)	$14.52	$12.31	— (4)	— (4)	$0.35	(5)(6)
First Quarter	$13.49		$14.28	$12.20	5.9%	(9.6)%	$0.35	(6)
Year ending December 31, 2017
Fourth Quarter	$13.77		$14.70	$13.75	6.8%	(0.1)%	$0.35	(7)
Third Quarter	$14.01		$15.22	$13.50	8.6%	(3.6)%	$0.35	(7)
Second Quarter	$14.05		$16.14	$14.92	14.9%	6.2%	$0.35	(7)
First quarter	$14.34		$16.09	$15.18	12.2%	5.9%	$0.35	(7)
Year ending December 31, 2016
Fourth Quarter	$14.52		$15.63	$13.77	7.6%	(5.2)%	$0.35	(8)
Third Quarter	$14.42		$16.25	$14.91	12.7%	3.4%	$0.35	(8)
Second Quarter	$14.50		$14.83	$13.11	2.3%	(9.6)%	$0.35	(8)
First Quarter	$14.45		$14.32	$10.82	(0.9)%	(25.1)%	$0.35	(8)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated by taking the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.
(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	NAV calculation is not yet available.
(5)	On June 1, 2018, we declared a quarterly distribution of $0.35 per share, to be paid June 29, 2018 to shareholders of record as of June 15, 2018.
(6)	Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year.
(7)	There was no return of capital for tax purposes for the year ended December 31, 2017.
(8)	There was no return of capital for tax purposes for the year ended December 31, 2016.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data as of and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 are derived from our consolidated financial statements that have been audited by RSM US LLP, our independent registered public accounting firm. We derived the selected consolidated financial data as of and for the three months ended March 31, 2018 and 2017 from our unaudited interim consolidated financial statements. In the opinion of the Company, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. Interim results are subject to variation and are not indicative of the results of operations to be expected for a full fiscal year. This consolidated financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement.

	As of and for the three months ended March 31, 2018		As of and for the three months ended March 31, 2017	As of and for the year ended December 31, 2017	As of and for the year ended December 31, 2016	As of and for the year ended December 31, 2015	As of and for the year ended December 31, 2014	As of and for the year ended December 31, 2013
	(unaudited)		(unaudited)
Consolidated statements of operations data:
Total investment income	$14,950		$12,006	$51,107	$45,018	$36,898	$29,913	$18,213
Base management fees	2,163		1,805	7,726	6,347	5,129	4,091	2,752
Incentive fees, net of incentive fee waiver(1)	761		1,290	5,378	5,504	4,685	3,512	1,544
All other expenses	3,561		2,877	11,999	10,661	8,343	7,235	5,267
Net investment income	8,465		6,034	26,004	22,506	18,741	15,075	8,650
Net realized gain (loss) on investments, secured borrowings and foreign currency transactions	12		167	(372)	587	304	299	247
Net change in unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	(7,087)		(3,632)	(13,480)	1,272	(1,153)	(1,465)	869
Net increase (decrease) in net assets resulting from operations	$1,390		$2,569	$12,152	$24,365	$17,892	$13,909	$9,766
Per share data (basic and diluted):
Net asset value	$13.49		$14.34	$13.77	$14.52	$14.19	$14.05	$13.92
Net investment income	0.42		0.36	1.40	1.55	1.60	1.57	1.13
Net realized gain (loss) on investments, secured borrowings and foreign currency transactions	—		0.01	(0.03)	0.04	0.03	0.03	0.03
Net change in unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	(0.35)		(0.22)	(0.72)	0.09	(0.10)	(0.15)	0.12
Net increase (decrease) in net assets resulting from operations	$0.07		$0.15	$0.65	$1.68	$1.53	$1.45	$1.28
Distributions declared:
From net investment income	$0.35	(2)	$0.32	$1.37	$1.40	$1.37	$1.36	$1.15
From capital gains	—	(2)	0.03	0.03	—	0.03	—	—
From return of capital	—	(2)	—	—	—	—	—	0.21
Total distributions declared	$0.35		$0.35	$1.40	$1.40	$1.40	$1.36	$1.36

	As of and for the three months ended March 31, 2018	As of and for the three months ended March 31, 2017	As of and for the year ended December 31, 2017	As of and for the year ended December 31, 2016	As of and for the year ended December 31, 2015		As of and for the year ended December 31, 2014		As of and for the year ended December 31, 2013
	(unaudited)	(unaudited)
Consolidated statements of assets and liabilities data at period end:
Investments, at fair value	$496,034	$418,149	$494,138	$412,920	$341,091		$233,535		$207,920
Cash	3,070	5,483	4,332	5,958	5,278		4,561		14,214
Restricted cash	7,117	10,555	2,867	2,373	8,588		1,176		389
Other assets	6,483	4,510	6,095	3,294	2,353	(3)	1,834	(3)	1,067	(3)
Total assets	512,704	438,697	507,432	424,545	357,310	(3)	241,106	(3)	223,590	(3)
Total debt	233,916	193,047	221,942	177,869	162,607	(3)	103,829	(3)	81,852	(3)
Other liabilities	5,783	6,044	6,791	5,826	10,168	(3)	3,539	(3)	3,646	(3)
Total liabilities	239,699	199,091	228,733	183,695	172,775	(3)	107,368	(3)	85,498	(3)
Total net assets	$273,005	$239,606	$278,699	$240,850	$184,535		$133,738		$138,092
Other data:
Total return based on market value(4)	(8.1)%	4.6%	(1.8)%	29.0%	(0.2)%		30.7%		(9.3)%
Total return based on net asset value(5)	0.5%	1.1%	4.6%	11.7%	11.0%		10.3%		9.2%
Weighted average annualized effective yield at period end(6)	10.6%	9.7%	10.0%	9.6%	10.6%		11.6%		10.7%
Number of portfolio company investments at period end	72	65	72	70	55		40		42
Purchases of investments for the period	$32,479	$41,536	$264,393	$147,780	$193,631		$132,183		$138,781
Principal payments and sales of investments for the period	$25,559	$33,844	$173,446	$81,446	$88,379		$107,073		$65,165

(1)	For the three months ended March 31, 2018 and 2017, no incentive fees were waived. During the years ended December 31, 2017, 2016, 2015, 2014 and 2013, MC Advisors waived part one incentive fees (based on net investment income) of $0.3 million, $0.3 million, zero, zero and zero, respectively.
(2)	Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year.
(3)	In April 2015, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires that debt issuance costs related to a recognized debt liability be presented in the statements of assets and liabilities as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. We adopted ASU 2015-03 during the year ended December 31, 2016 and the consolidated statement of assets and liabilities for prior years was also revised to reflect this presentation.
(4)	Total return based on market value is calculated assuming a purchase of common shares at the market value on the first day and a sale at the market value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under our dividend reinvestment plan (“DRIP”). Total return based on market value does not reflect brokerage commissions.
(5)	Total return based on average net asset value is calculated by dividing the net increase in net assets from operations by the average net asset value.
(6)	The weighted average annualized effective yield on portfolio investments at year end is computed by dividing (a) interest income on debt investments and preferred equity investments (with a stated coupon rate) at the period end effective rate for each investment by (b) the par value of our debt investments and the cost basis of our preferred equity investments. The weighted average annualized effective yield on portfolio investments is a metric on the investment portfolio alone and does not represent a return to stockholders. This metric is not inclusive of our fees and expenses, the impact of leverage on the portfolio or sales load that may be paid by investors.

SELECTED QUARTERLY CONSOLIDATED FINANCIAL DATA

The following table sets forth certain unaudited quarterly financial information for the quarter ended March 31, 2018 and each quarter in our two most recent fiscal years, which were the calendar years ended December 31, 2017 and 2016. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	For the quarter ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(in thousands, except per share data)
Total investment income	$14,950	$13,364	$13,469	$12,268	$12,006
Net investment income	$8,465	$6,995	$6,887	$6,088	$6,034
Net gain (loss) on investments, secured borrowings, foreign currency transactions and foreign currency borrowings	$(7,075)	$(4,754)	$(569)	$(5,064)	$(3,465)
Net increase (decrease) in net assets resulting from operations	$1,390	$2,241	$6,318	$1,024	$2,569
Net investment income per share – basic and diluted	$0.42	$0.35	$0.34	$0.35	$0.36
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.07	$0.11	$0.31	$0.06	$0.15
Net asset value per share at period end	$13.49	$13.77	$14.01	$14.05	$14.34

	For the quarter ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	(in thousands, except per share data)
Total investment income	$11,233	$11,128	$11,118	$11,539
Net investment income	$5,377	$5,583	$5,759	$5,787
Net gain (loss) on investments and secured borrowings	$2,155	$(1,971)	$(482)	$2,157
Net increase (decrease) in net assets resulting from operations	$7,532	$3,612	$5,277	$7,944
Net investment income per share – basic and diluted	$0.32	$0.36	$0.44	$0.44
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.45	$0.23	$0.41	$0.61
Net asset value per share at period end	$14.52	$14.42	$14.50	$14.45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

Except as otherwise specified, references to “we,” “us,” and “our” refer to Monroe Capital Corporation and its consolidated subsidiaries. The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and related notes appearing in our annual report on Form 10-K (the “Annual Report”) for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 14, 2018. The information contained in this section should also be read in conjunction with our unaudited consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and accompanying prospectus.

Overview

Monroe Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under the subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We were incorporated under the Maryland General Corporation Law on February 9, 2011. We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We provide customized financing solutions focused primarily on senior secured, junior secured and unitranche secured (a combination of senior secured and junior secured debt in the same facility in which we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock, and warrants.

Our shares are currently listed on the NASDAQ Global Select Market under the symbol “MRCC”.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche secured and junior secured debt and, to a lesser extent, subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche secured and junior secured debt of middle-market companies. Our investments in senior, unitranche and junior secured debt and other investments generally will range between $2.0 million and $18.0 million each, although this investment size may vary proportionately with the size of our capital base. As of March 31, 2018, our portfolio included approximately 76.6% senior secured debt, 9.3% unitranche secured debt, 7.8% junior secured debt and 6.3% equity securities, compared to December 31, 2017, when our portfolio included approximately 78.5% senior secured debt, 8.2% unitranche secured debt, 7.8% junior secured debt and 5.5% equity securities. We expect that the companies in which we invest may be leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in certain cases, will not be rated by national ratings agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies.

While our primary focus is to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

On February 28, 2014, our wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP (“MRCC SBIC”), a Delaware limited partnership, received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Act of 1958. MRCC SBIC commenced operations on September 16, 2013. As of March 31, 2018, MRCC SBIC had $57.6 million in leverageable capital and $112.8 million in SBA-guaranteed debentures outstanding. See “SBA Debentures” below for more information.

Investment income

We generate interest income on the debt investments in portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior, junior or unitranche secured debt, typically have an initial term of three to seven years and bear interest at a fixed or floating rate. In some instances we receive payments on our debt investment based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. In some cases, our investments provide for deferred interest of payment-in-kind (“PIK”) interest. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums and prepayment gains (losses) on loans as interest income. As the frequency or volume of the repayments which trigger these prepayment premiums and prepayment gains (losses) may fluctuate significantly from period to period, the associated interest income recorded may also fluctuate significantly from period to period. Interest and fee income is recorded on the accrual basis to the extent we expect to collect such amounts. Interest income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. We record fees on loans based on the determination of whether the fee is considered a yield enhancement or payment for a service. If the fee is considered a yield enhancement associated with a funding of cash on a loan, the fee is generally deferred and recognized into interest income using the effective interest method if captured in the cost basis or using the straight-line method if the loan is unfunded and therefore there is no cost basis. If the fee is not considered a yield enhancement because a service was provided, and the fee is payment for that service, the fee is deemed earned and recognized as fee income in the period earned.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. The frequency and volume of the distributions on common equity securities and LLC and LP investments may fluctuate significantly from period to period.

Expenses

Our primary operating expenses include the payment of fees to MC Advisors under the Investment Advisory and Management Agreement (management and incentive fees), and the payment of fees to Monroe Capital Management Advisors, LLC (“MC Management”) for our allocable portion of overhead and other expenses under the Administration Agreement and other operating costs. See Note 6 to our consolidated financial statements and “Related Party Transactions” below for additional information on our Investment Advisory and Management Agreement and Administration agreement. Our expenses also include interest expense on our revolving credit facility, our SBA-guaranteed debentures and our secured borrowings. We bear all other out-of-pocket costs and expenses of our operations and transactions.

Net gain (loss) on investments, secured borrowings and foreign currency transactions

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments, secured borrowings, and foreign currency transactions within net change in unrealized gain (loss) on investments, secured borrowings, and foreign currency borrowings in the consolidated statements of operations.

Portfolio and Investment Activity

During the three months ended March 31, 2018, we invested $4.9 million in one new portfolio company and $27.6 million in 12 existing portfolio companies and had $25.6 million in aggregate amount of sales and principal repayments, resulting in net investments of $6.9 million for the period.

During the three months ended March 31, 2017, we invested $27.3 million in two new portfolio companies and $14.2 million in 14 existing portfolio companies and had $33.8 million in aggregate amount of sales and principal repayments, resulting in net investments of $7.7 million for the period.

The following table shows yield by debt and preferred equity security type:

	March 31, 2018		December 31, 2017
	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(2)	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(2)
Senior secured loans	10.0%	10.5%	9.6%	9.6%
Unitranche secured loans	10.4	11.6	9.3	11.3
Junior secured loans	9.8	9.8	9.4	9.4
Preferred equity securities	10.8	10.8	10.8	10.8
Total	10.0%	10.6%	9.8%	10.0%

(1)	The weighted average annualized contractual coupon yield at period end is computed by dividing (a) the interest income on debt investments and preferred equity investments (with a stated coupon rate) at the period end contractual coupon rate for each investment by (b) the par value of our debt investment and the cost basis of our preferred equity investments.
(2)	The weighted average annualized effective yield on portfolio investments at period end is computed by dividing (a) interest income on debt investments and preferred equity investments (with a stated coupon rate) at the period end effective rate for each investment by (b) the par value of our debt investments and the cost basis of our preferred equity investments. The weighted average annualized effective yield on portfolio investments is a metric on the investment portfolio alone and does not represent a return to stockholders. This metric is not inclusive of our fees and expenses, the impact of leverage on the portfolio or sales load that may be paid by investors.

The following table shows the composition of the investment portfolio (dollars in thousands):

	March 31, 2018		December 31, 2017
Fair Value:
Senior secured loans	$380,115	76.6%	$387,874	78.5%
Unitranche secured loans	45,976	9.3	40,295	8.2
Junior secured loans	38,578	7.8	38,549	7.8
LLC equity interest in SLF	16,333	3.3	9,640	1.9
Equity securities	15,032	3.0	17,780	3.6
Total	$496,034	100.0%	$494,138	100.0%

Our March 31, 2018 portfolio composition remained relatively consistent with December 31, 2017, with the largest shift in portfolio composition a result of the additional investments made in SLF during the three months ended March 31, 2018. The increase in contractual interest rates is primarily a result of general increases in LIBOR. The increase in effective yield was also influenced by discount amortization on our investment in Gibson Brands, Inc., which was purchased at a significant discount.

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	March 31, 2018		December 31, 2017
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Aerospace & Defense	$5,000	1.0%	$5,000	1.0%
Banking, Finance, Insurance & Real Estate	60,526	12.2	61,407	12.4
Beverage, Food & Tobacco	17,566	3.5	17,770	3.6
Chemicals, Plastics & Rubber	10,461	2.1	8,860	1.8
Construction & Building	18,573	3.7	18,049	3.6
Consumer Goods: Durable	11,693	2.4	11,808	2.4
Consumer Goods: Non-Durable	29,768	6.0	26,546	5.4
Containers, Packaging & Glass	4,967	1.0	4,928	1.0
Energy: Oil & Gas	2,273	0.5	2,352	0.5
Environmental Industries	4,397	0.9	4,457	0.9
Healthcare & Pharmaceuticals	65,645	13.2	65,582	13.3
High Tech Industries	50,967	10.3	46,239	9.4
Hotels, Gaming & Leisure	33,241	6.7	42,744	8.6
Investment Funds & Vehicles	16,333	3.3	9,640	2.0
Media: Advertising, Printing & Publishing	23,048	4.6	23,264	4.7
Media: Broadcasting & Subscription	15,742	3.2	15,965	3.2
Media: Diversified & Production	5,006	1.0	5,006	1.0
Retail	35,157	7.1	39,815	8.1
Services: Business	34,152	6.9	33,732	6.8
Services: Consumer	21,463	4.3	21,474	4.3
Telecommunications	2,985	0.6	3,152	0.6
Utilities: Electric	2,797	0.6	2,792	0.6
Wholesale	24,274	4.9	23,556	4.8
Total	$496,034	100.0%	$494,138	100.0%

Portfolio Asset Quality

MC Advisors’ portfolio management staff closely monitors all credits, with senior portfolio managers covering agented and more complex investments. MC Advisors segregates our capital markets investments by industry. The MC Advisors’ monitoring process and projections developed by Monroe Capital both have daily, weekly, monthly and quarterly components and related reports, each to evaluate performance against historical, budget and underwriting expectations. MC Advisors’ analysts will monitor performance using standard industry software tools to provide consistent disclosure of performance. MC Advisors also monitors our investment exposure using a proprietary trend analysis tool. When necessary, MC Advisors will update our internal risk ratings, borrowing base criteria and covenant compliance reports.

As part of the monitoring process, MC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal proprietary system that uses the categories listed below, which we refer to as MC Advisors’ investment performance rating. For any investment rated in grades 3, 4 or 5, MC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. MC Advisors monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, MC Advisors reviews these investment ratings on a quarterly basis, and our board of directors (the “Board”) reviews and affirms such ratings. A definition of the rating system follows:

Investment Performance Risk Rating	Summary Description
Grade 1	Includes investments exhibiting the least amount of risk in our portfolio. The issuer is performing above expectations or the issuer’s operating trends and risk factors are generally positive.
Grade 2	Includes investments exhibiting an acceptable level of risk that is similar to the risk at the time of origination. The issuer is generally performing as expected or the risk factors are neutral to positive.
Grade 3	Includes investments performing below expectations and indicates that the investment’s risk has increased somewhat since origination. The issuer may be out of compliance with debt covenants; however, scheduled loan payments are generally not past due.
Grade 4	Includes an issuer performing materially below expectations and indicates that the issuer’s risk has increased materially since origination. In addition to the issuer being generally out of compliance with debt covenants, scheduled loan payments may be past due (but generally not more than six months past due). For grade 4 investments, we intend to increase monitoring of the issuer.
Grade 5	Indicates that the issuer is performing substantially below expectations and the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance or payments are substantially delinquent. Investments graded 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we expect to recover.

Our investment performance risk ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or reflect or represent any third-party assessment of any of our investments.

In the event of a delinquency or a decision to rate an investment grade 4 or grade 5, the applicable analyst, in consultation with a member of the investment committee, will develop an action plan. Such a plan may require a meeting with the borrower’s management or the lender group to discuss reasons for the default and the steps management is undertaking to address the under-performance, as well as required amendments and waivers that may be required. In the event of a dramatic deterioration of a credit, MC Advisors intends to form a team or engage outside advisors to analyze, evaluate and take further steps to preserve its value in the credit. In this regard, we would expect to explore all options, including in a private equity sponsored investment, assuming certain responsibilities for the private equity sponsor or a formal sale of the business with oversight of the sale process by us. Several of Monroe Capital’s professionals are experienced in running work-out transactions and bankruptcies.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale as of March 31, 2018 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$3,548	0.7%
2	406,650	82.0
3	51,139	10.3
4	30,508	6.2
5	4,189	0.8
Total	$496,034	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale as of December 31, 2017 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$3,445	0.7%
2	415,094	84.0
3	57,547	11.6
4	18,052	3.7
5	—	—
Total	$494,138	100.0%

As of March 31, 2018, we had two borrowers with loans and preferred equity securities on non-accrual status (Millennial Brands LLC and TPP Operating, Inc.), which comprised 0.8% of our total investments at fair value. As of December 31, 2017, we had two borrowers with loans and preferred equity securities on non-accrual status (Millennial Brands LLC and TPP Operating, Inc.), which comprised 1.7% of our total investments at fair value. Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected.

Results of Operations

Operating results were as follows (in thousands):

	Three months ended March 31,
	2018	2017
Total investment income	$14,950	$12,006
Total expenses	6,485	5,972
Net investment income	8,465	6,034
Net realized gain (loss) on investments	—	167
Net realized gain (loss) on foreign currency transactions	12	—
Net change in unrealized gain (loss) on investments	(6,645)	(3,631)
Net change in unrealized gain (loss) on secured borrowings	—	(1)
Net change in unrealized gain (loss) on foreign currency borrowings	(442)	—
Net increase (decrease) in net assets resulting from operations	$1,390	$2,569

Investment Income

The composition of our investment income was as follows (in thousands):

	Three months ended March 31,
	2018	2017
Interest income	$12,626	$10,388
Dividend income	435	250
Fee income	724	328
Prepayment gain (loss)	133	652
Accretion of discounts and amortization of premium	1,032	388
Total investment income	$14,950	$12,006

The increase in investment income of $2.9 million during the three months ended March 31, 2018 as compared to the three months ended March 31, 2017, is primarily due to an increase in average outstanding loan balances and an increase in the effective rate on the portfolio. The increase in the effective rate on the portfolio is driven in part by increases in underlying LIBOR rates as well as an increase in net accretion of discounts. These increases were partially offset by a decrease in prepayment gain (loss) as a result of a reduction in the volume of loan payoff activity. The increase in dividend income during the three months ended March 31, 2018, as compared to the prior year period, is driven by an increase in dividend income from our investment in SLF of $0.2 million.

Operating Expenses

The composition of our operating expenses was as follows (dollars in thousands):

	Three months ended March 31,
	2018	2017
Interest and other debt financing expenses	$2,706	$2,010
Base management fees	2,163	1,805
Incentive fees(1)	761	1,290
Professional fees	307	291
Administrative service fees	324	330
General and administrative expenses	176	209
Excise taxes	11	—
Directors’ fees	37	37
Total expenses	$6,485	$5,972

(1)	During the three months ended March 31, 2018 and 2017, no incentive fees were waived. Incentive fees during the three months ended March 31, 2018 were limited by $1.1 million due to the Incentive Fee Limitation. During the three months ended March 31, 2017, incentive fees were not limited. See Note 6 in our attached consolidated financial statements for additional information on the Incentive Fee Limitation.

The composition of our interest and other debt financing expenses was as follows (dollars in thousands):

	Three months ended March 31,
	2018	2017
Interest expense – revolving credit facility	$1,557	$1,345
Interest expense – SBA guaranteed debentures	868	406
Amortization of deferred financing costs	281	231
Interest expense – secured borrowings	—	21
Other	—	7
Total interest and other debt financing expenses	$2,706	$2,010

The increase in expenses of $0.5 million during the three months ended March 31, 2018 as compared to the three months ended March 31, 2017, is primarily due to an increase in base management fees due to the growth in invested assets and an increase in interest expense as a result of additional borrowings (including SBA-guaranteed debentures) required to support the growth of the portfolio, partially offset by a decrease in incentive fees due to the Incentive Fee Limitation during the three months ended March 31, 2018.

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions

During the three months ended March 31, 2018 and 2017, we had sales of investments of zero and $2.1 million, respectively, resulting in zero and $0.2 million of net realized gains (losses), respectively.

During the three months ended March 31, 2018 and 2017, we had $12 thousand and zero of net realized gains on foreign currency transactions, respectively.

Net Change in Unrealized Appreciation (Depreciation) on Investments, Secured Borrowings and Foreign Currency Borrowings

For the three months ended March 31, 2018 and 2017, our investments had ($6.6) million and ($3.6) million of net change in unrealized gain (loss), respectively. The net change in unrealized gain (loss) includes both unrealized gain on investments in our portfolio with mark-to-market gains during the period and unrealized loss on investments in our portfolio with mark-to-market losses during the period. The largest contributor to the net unrealized mark-to-market losses during the three months ended March 31, 2018 was our common equity ownership in Rockdale Blackhawk, LLC of ($2.3) million, and our debt investment in TPP Operating, Inc. of ($4.8) million.

For the three months ended March 31, 2018 and 2017, our secured borrowings had zero and ($1) thousand of net change in unrealized gain (loss), respectively.

For the three months ended March 31, 2018 and 2017, our foreign currency borrowings had ($442) thousand and zero of net change in unrealized gain (loss), respectively.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2018 and 2017, the net increase in net assets from operations was $1.4 million and $2.6 million, respectively. Based on the weighted average shares of common stock outstanding for the three months ended March 31, 2018 and 2017, our per share net increase in net assets resulting from operations was $0.07 and $0.15, respectively. The $1.2 million decrease during the three months ended March 31, 2018 as compared to the three months ended March 31, 2017, is primarily the result of an increase in net unrealized mark-to-market losses on investments in the portfolio partially offset by an increase in net investment income.

Liquidity and Capital Resources

As of March 31, 2018, we had $3.1 million in cash, $7.1 million in cash at MRCC SBIC, $125.6 million of total debt outstanding on our revolving credit facility and $112.8 million in outstanding SBA-guaranteed debentures. We had $74.4 million available for additional borrowings on our revolving credit facility and $2.2 million in available SBA-guaranteed debentures. See “Borrowings” below for additional information.

Cash Flows

For the three months ended March 31, 2018 and 2017, we experienced a net increase in cash and restricted cash of $3.0 million and $7.7 million, respectively. For the three months ended March 31, 2018, operating activities used $1.2 million, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. For the three months ended March 31, 2017, operating activities used $3.4 million, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the three months ended March 31, 2018, we generated $4.2 million from financing activities, primarily as a result of net proceeds from net borrowings on our revolving credit facility and SBA debenture borrowings, partially offset by distributions to stockholders. During the three months ended March 31, 2017, we generated $11.1 million from financing activities primarily as a result of net proceeds from capital raises, borrowings on our revolving credit facility and SBA debentures, partially offset by distributions to stockholders.

Capital Resources

As a BDC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. We intend to generate additional cash primarily from future offerings of securities, future borrowings and cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be to invest in portfolio companies and make cash distributions to our stockholders.

As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board, including independent directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders have approved such sales. On July 14, 2016, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year, subject to certain limitations. On July 21, 2017 our stockholders once again voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year, subject to certain limitations. As of March 31, 2018 and December 31, 2017, we had 20,239,957 and 20,239,957 shares outstanding, respectively.

On June 24, 2015, our stockholders approved a proposal to authorize us to issue warrants, options or rights to subscribe to, convert to, or purchase our common stock in one or more offerings. This is a standing authorization and does not require annual re-approval by our stockholders.

On March 27, 2018, our Board approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the asset coverage ratio test applicable to us will be decreased from 200% to 150%, effective March 27, 2019 (or prior to March 27, 2019 if stockholders approve a proposal authorizing a minimum asset coverage ratio of at least 150% at our annual meeting of stockholders). As of March 31, 2018 and December 31, 2017, our asset coverage ratio was 313.8% and 334.0%, respectively.

Stock Issuances:  On July 1, 2016, we amended the ATM securities offering program with MLV & Co. LLC (“MLV”) and JMP Securities LLC (“JMP”) to replace MLV with FBR Capital Markets & Co. (“FBR”), an affiliate of MLV (the “Prior ATM Program”). On May 12, 2017, we entered into new equity distribution agreements with each of FBR and JMP that reference our current registration statement (the “ATM Program”). All other material terms of the Prior ATM Program remain unchanged under the ATM Program. During the three months ended March 31, 2017, we sold 113,600 shares at an average price of $15.70 per share for gross proceeds of $1.8 million under the Prior ATM program. Aggregate underwriters’ discounts and commissions were $27 thousand and offering costs were $21 thousand, resulting in net proceeds of approximately $1.7 million. There were no stock issuances during the three months ended March 31, 2018.

Borrowings

Revolving Credit Facility:  As of March 31, 2018, we had U.S. dollar borrowings of $113.3 million and non-U.S. dollar borrowings denominated in Great Britain pounds of £8.8 million ($12.3 million in U.S. dollars) under our revolving credit facility with ING Capital LLC, as agent, to finance the purchase of our assets. The borrowings denominated in Great Britain pounds may be positively or negatively affected by movements in the rate of exchange between the U.S. dollar and the Great Britain pound. These movements are beyond our control and cannot be predicted. The borrowings denominated in Great Britain pounds are translated into U.S. dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign currency borrowings is included in net change in unrealized gain (loss) on foreign currency borrowings in our consolidated statements of operations and totaled ($0.4) million and zero for the three months ended March 31, 2018 and 2017, respectively. As of December 31, 2017, we had U.S. dollar borrowings of $105.2 million and non-U.S. dollar borrowings denominated in Great Britain pounds of £8.8 million ($11.9 million in U.S. dollars) under our revolving credit facility. As of March 31, 2018, the maximum amount we were able to borrow was $200.0 million and this borrowing can be increased to $300.0 million pursuant to an accordion feature (subject to maintaining 200% asset coverage, as defined by the 1940 Act). On February 22, 2017, we closed a $40.0 million upsize to the revolving credit facility, bringing the maximum amount we are able to borrow from $160.0 million to the now current maximum amount of $200.0 million, in accordance with the facility’s accordion feature. The maturity date on the facility is December 14, 2020.

The revolving credit facility is secured by a lien on all of our assets, including cash on hand, but excluding the assets of our wholly-owned subsidiary, MRCC SBIC. Our ability to borrow under the revolving credit facility is subject to availability under a defined borrowing base, which varies based on portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. We may make draws under the revolving credit facility to make or purchase additional investments through December 2019 and for general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at our election, at an annual rate of LIBOR (one-month, two-month, three-month or six-month at our discretion based on the term of the borrowing) plus 3.00% (or 2.75% if our net worth (excluding investments in MRCC SBIC) exceeds $225.0 million) or at a daily rate equal to 2.00% (or 1.75% if our net worth (excluding investments in MRCC SBIC) exceeds $225.0 million) per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. In addition to the stated interest rate on borrowings under the revolving credit facility, we are required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 65% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 65% of the then available maximum borrowing. As of March 31, 2018 and December 31, 2017, the outstanding borrowings were accruing at a weighted average interest rate of 4.6% and 4.4%, respectively. The weighted average interest rate of the revolving credit facility borrowings (excluding debt issuance costs) for the three months ended March 31, 2018 and 2017 was 4.6% and 4.1%, respectively. The weighted average fee rate on the unused portion of the revolving credit facility for the three months ended March 31, 2018 and 2017 was 0.5% and 0.5%, respectively.

Our ability to borrow under the revolving credit facility is subject to availability under the borrowing base, which permits us to borrow up to 70% of the fair market value of our portfolio company investments depending on the type of the investment we hold and whether the investment is quoted. Our ability to borrow is also subject to certain concentration limits, and our continued compliance with the representations, warranties and covenants given by us under the facility. The revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, our maintenance of: (1) a minimum consolidated total net assets at least equal to the greater of (a) 40% of the consolidated total assets on the last day of each quarter or (b) $120.0 million plus 65% of the net proceeds to us from sales of our securities after December 14, 2015; (2) a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.1 times; and (3) a ratio of earnings before interest and taxes to interest expense of at least 2.5 times. The revolving credit facility also requires us to undertake customary indemnification obligations with respect to ING Capital LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both Monroe Capital Corporation and MC Advisors, failure to comply with financial and negative covenants, and failure to maintain our relationship with MC Advisors. If we incur an event of default under the revolving credit facility and fail to remedy such default under any applicable grace period, if any, then the entire revolving credit facility could become immediately due and payable, which would materially and adversely affect our liquidity, financial condition, results of operations and cash flows.

Our revolving credit facility also imposes certain conditions that may limit the amount of our distributions to stockholders. Distributions payable in our common stock under the DRIP are not limited by the revolving credit facility. Distributions in cash or property other than common stock are generally limited to 115% of the amount of distributions required to maintain our status as a RIC.

See “Recent Developments” for additional disclosure regarding an amendment to the revolving credit facility which occurred on April 25, 2018.

SBA Debentures:  On February 28, 2014, our wholly-owned subsidiary, MRCC SBIC, received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013.

The SBIC license allows MRCC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis (pooling date) at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, has a superior claim to MRCC SBIC’s assets over our stockholders in the event we liquidate MRCC SBIC or the SBA exercises its remedies upon an event of default.

SBA regulations currently limit the amount that an individual SBIC may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a leverage commitment from the SBA and has been through an audit examination by the SBA subsequent to licensing. The SBA also historically limited a related group of SBICs (commonly referred to as a “family of funds”) to a maximum of $225.0 million in total borrowings. On December 18, 2015, this family of funds limitation was raised to $350.0 million in total borrowings. As we have other affiliated SBICs already in operation, MRCC SBIC was historically limited to a maximum of $40.0 million in borrowings. Pursuant to the increase in the family of funds limitation, we submitted a commitment application to the SBA and on April 13, 2016 we were approved for $75.0 million in additional SBA-guaranteed debentures for MRCC SBIC for a total of $115.0 million in available debentures.

As of March 31, 2018, MRCC SBIC had $57.6 million in leverageable capital and $112.8 million in SBA-guaranteed debentures outstanding. As of December 31, 2017, MRCC SBIC had $57.6 million in leverageable capital and $109.5 million in SBA-guaranteed debentures outstanding. As of March 31, 2018, we have made all required leverageable capital contributions to MRCC SBIC in order to access the remaining $2.2 million in available SBA-guaranteed debentures.

As of March 31, 2018, MRCC SBIC had the following SBA-guaranteed debentures outstanding (dollars in thousands):

Maturity Date	Interest Rate		Amount
September 2024	3.4%		$12,920
March 2025	3.3%		14,800
March 2025	2.9%		7,080
September 2025	3.6%		5,200
March 2027	3.5%		20,000
September 2027	3.2%		32,100
March 2028	3.2%		18,520
September 2028	3.3	%(1)	2,180
Total			$112,800

(1)	Represents an interim rate of interest as the SBA-guaranteed debentures had not yet pooled.

As of December 31, 2017, MRCC SBIC had the following SBA-guaranteed debentures outstanding (dollars in thousands):

Maturity Date	Interest Rate		Amount
September 2024	3.4%		$12,920
March 2025	3.3%		14,800
March 2025	2.9%		7,080
September 2025	3.6%		5,200
March 2027	3.5%		20,000
September 2027	3.2%		32,100
March 2028	2.5	%(1)	9,160
March 2028	2.6	%(1)	2,780
March 2028	2.7	%(1)	5,480
Total			$109,520

(1)	Represents an interim rate of interest as the SBA-guaranteed debentures had not yet pooled.

On October 2, 2014, the Company was granted exemptive relief from the SEC for permission to exclude the debt of MRCC SBIC guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. The receipt of this exemption for this SBA-guaranteed debt increases flexibility under the 200% asset coverage test.

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under Accounting Standards Codification (“ASC”) Topic 860 — Transfers and Servicing (“ASC Topic 860”) because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations. As of March 31, 2018 and December 31, 2017, there were no secured borrowings.

Distribution Policy

Our Board will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a quarterly basis. In order to avoid corporate-level tax on the income we distribute as a RIC, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. Distributions to stockholders for the three months ended March 31, 2018 and 2017, totaled $7.1 million ($0.35 per share) and $5.8 million ($0.35 per share), respectively. The tax character of such distributions is determined at the end of the fiscal year. However, if the character of such distributions were determined as of March 31, 2018 and 2017, no portion of these distributions would have been characterized as a tax return of capital to stockholders.

We have adopted an “opt out” dividend reinvestment plan (“DRIP”) for our common stockholders. As a result, if we declare a distribution, our stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes.

MRCC Senior Loan Fund I, LLC

We co-invest with NLV Financial Corporation (“NLV”) in senior secured loans through SLF, an unconsolidated Delaware limited liability company. SLF is capitalized as underlying investment transactions are completed, taking into account available debt and equity commitments available for funding these investments. All portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee, consisting of one representative of each of us and NLV. SLF may cease making new investments upon notification of either member, but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by SLF are measured at fair value using the same valuation methodologies as described below. The Company’s investment is illiquid in nature as SLF does not allow for withdrawal from the LLC or the sale of a member’s interest unless approved by the board of members of SLF. The full withdrawal of a member would result in an orderly wind-down of SLF.

SLF’s profits and losses are allocated to us and NLV in accordance with the respective ownership interests. As of March 31, 2018, we and NLV owned 50.0% and 50.0%, respectively, of the LLC equity interests. As of March 31, 2018, SLF had $100.0 million in commitments from its members (in the aggregate), of which $31.5 million was funded. As of December 31, 2017, we and NLV owned 50.0% and 50.0%, respectively, of the LLC equity interests. As of December 31, 2017, SLF had $100.0 million in commitments from its members (in the aggregate), of which $19.0 million was funded.

SLF has entered into a senior secured revolving credit facility (as amended, the “SLF Credit Facility”) with Capital One, N.A., through its wholly-owned subsidiary MRCC Senior Loan Fund I Financing SPV, LLC (“SLF SPV”), which as of March 31, 2018 allowed SLF SPV to borrow up to $100.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. Borrowings under the SLF Credit Facility bear interest at an annual rate of LIBOR (three-month) plus 2.25%. The maturity date on the SLF Credit Facility is March 22, 2023.

SLF does not pay any fees to MC Advisors or its affiliates; however, SLF has entered into an administration agreement with MC Management, pursuant to which certain loan servicing and administrative functions are delegated to MC Management. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. No such expenses have been incurred or charged to SLF through March 31, 2018. There are no agreements or understandings by which we guarantee any SLF obligations.

As of March 31, 2018 and December 31, 2017, SLF had total assets at fair value of $60.5 million and $41.6 million, respectively. As of March 31, 2018 and December 31, 2017, SLF had zero and zero portfolio company investments on non-accrual status, respectively. The portfolio companies in SLF are in industries and geographies similar to those in which we may invest directly. Additionally, as of March 31, 2018 and December 31, 2017, SLF had commitments to fund various undrawn revolving credit and delayed draw loans to its portfolio companies totaling $3.8 million and $2.1 million, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual investments in SLF’s portfolio as of March 31, 2018 and December 31, 2017 (in thousands):

	As of
	March 31, 2018	December 31, 2017
Senior secured loans(1)	58,207	29,438
Weighted average current interest rate on senior secured loans(2)	7.4%	7.1%
Number of borrowers in SLF	17	8

(1)	Represents outstanding principal amount, excluding unfunded commitments.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at outstanding principal amount.

MRCC SENIOR LOAN FUND I, LLC
SCHEDULE OF INVESTMENTS
March 31, 2018
(in thousands)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate(b)	Maturity	Principal	Fair Value
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
MTC Intermediate Holdco, Inc.	L+4.75%	6.63%	1/30/2023	5,000	$4,998
				5,000	4,998
Beverage, Food & Tobacco
Il Fornaio (America) Corporation	L+6.50%	8.38%	11/10/2022	4,973	4,973
US Salt, LLC	L+4.75%	6.63%	11/30/2023	3,500	3,500
				8,473	8,473
Chemicals, Plastics & Rubber
Loparex International B.V.(c)	L+4.25%	6.13%	4/09/2025	500	498
Peach State Labs, LLC, and Flow Polymers, LLC	L+6.25%	7.92%	6/30/2021	2,876	2,891
				3,376	3,389
Construction & Building
Fastener Acquisition, Inc.(c)	L+4.25%	6.13%	3/23/2025	1,333	1,338
				1,333	1,338
Consumer Goods: Non-Durable
Solaray, LLC	L+6.50%	8.53%	9/09/2023	1,621	1,621
Solaray, LLC (Delayed Draw)(d)	L+6.50%	8.53%	9/09/2023	1,875	838
				3,496	2,459

Portfolio Company(a)	Spread Above Index(b)	Interest Rate(b)	Maturity	Principal	Fair Value
Healthcare & Pharmaceuticals
LSCS Holdings, Inc.(c)	L+4.25%	6.40%	3/16/2025	2,800	2,786
LSCS Holdings, Inc. (Delayed Draw)(c)(d)	L+4.25%	6.40%	3/16/2025	700	—
Radiology Partners Holdings, LLC	L+5.75%	7.69%	12/04/2023	1,701	1,704
Radiology Partners Holdings, LLC (Delayed Draw)(d)	L+5.75%	7.69%	12/04/2023	1,170	396
				6,371	4,886
High Tech Industries
Gigamon, Inc.	L+4.50%	6.80%	12/19/2024	2,993	3,022
				2,993	3,022
Media: Diversified & Production
Research Now Group, Inc. and Survey Sampling International, LLC	L+5.50%	7.86%	12/06/2024	6,983	6,950
				6,983	6,950
Services: Business
Engage2Excel, Inc.	L+6.50%	8.54%	3/07/2023	4,375	4,288
Engage2Excel, Inc. (Revolver)(d)	L+6.50%	8.21%	3/07/2023	545	98
Output Services Group, Inc.(c)	L+4.25%	6.13%	3/27/2024	4,145	4,166
Output Services Group, Inc. (Delayed Draw)(c)(d)	L+4.25%	6.13%	3/27/2024	855	—
				9,920	8,552
Services: Consumer
EWC Ventures, LLC	L+5.50%	7.17%	1/18/2023	3,350	3,358
LegalZoom.com, Inc.	L+4.50%	6.34%	11/21/2024	1,995	2,012
Zenith Merger Sub, Inc.	L+5.50%	7.80%	12/13/2023	3,741	3,741
				9,086	9,111
Wholesale
BMC Acquisition, Inc.	L+5.25%	7.70%	12/28/2024	4,988	5,000
				4,988	5,000
TOTAL INVESTMENTS					$58,178

(a)	All investments are U.S. companies, except Loparex International B.V.
(b)	The majority of investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, quarterly or semiannually. The Company has provided the spread over LIBOR or Prime and the current contractual rate of interest in effect at March 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Investment position or portion thereof unsettled as of March 31, 2018.
(d)	All or a portion of this commitment was unfunded as of March 31, 2018. Principal reflects the commitment outstanding.

MRCC SENIOR LOAN FUND I, LLC
SCHEDULE OF INVESTMENTS
December 31, 2017
(in thousands)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate(b)	Maturity	Principal	Fair Value
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
Clearent Holdings LLC and Clearent, LLC(c)	P+3.75%	8.25%	1/02/2024	1,056	$1,045
Clearent Holdings LLC and Clearent, LLC(c)	P+3.75%	8.25%	1/02/2024	1,257	1,244
Clearent Holdings LLC and Clearent, LLC(c)(d)	P+3.75%	8.25%	1/02/2024	208	—
				2,521	2,289
Beverage, Food & Tobacco
Il Fornaio (America) Corporation	L+6.50%	8.07%	11/10/2022	5,000	5,008
US Salt, LLC(c)	L+4.75%	6.18%	11/30/2023	3,500	3,500
				8,500	8,508
Consumer Goods: Non-Durable
Solaray, LLC	L+6.50%	8.02%	9/09/2023	1,625	1,625
Solaray, LLC (Delayed Draw)(d)	L+6.50%	8.02%	9/09/2023	1,875	—
				3,500	1,625
High Tech Industries
Gigamon, Inc.(c)	L+4.50%	6.03%	12/19/2024	3,000	2,985
				3,000	2,985
Media: Diversified & Production
Research Now Group, Inc. and Survey Sampling International, LLC(c)	L+5.50%	7.13%	12/06/2024	7,000	6,714
				7,000	6,714
Services: Consumer
LegalZoom.com, Inc.(c)	L+4.50%	5.94%	11/21/2024	2,000	2,005
				2,000	2,005
Wholesale
BMC Acquisition, Inc.(c)	L+5.25%	6.94%	12/28/2024	5,000	5,000
				5,000	5,000
TOTAL INVESTMENTS					$29,126

(a)	All investments are U.S. companies.
(b)	The majority of investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, quarterly or semiannually. The Company has provided the spread over LIBOR or Prime and the current contractual rate of interest in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Investment position or portion thereof unsettled as of December 31, 2017.

(d)	All or a portion of this commitment was unfunded as of December 31, 2017. Principal reflects the commitment outstanding.

As of March 31, 2018 and December 31, 2017, we have committed to fund $50.0 million and $50.0 million of LLC equity interest subscriptions to SLF, respectively. As of March 31, 2018 and December 31, 2017, $15.8 million and $9.5 million of our LLC equity interest subscriptions to SLF had been called and contributed, respectively. For the three months ended March 31, 2018 and 2017, we received $0.2 million and zero dividend income from the SLF LLC equity interests, respectively.

Below is certain summarized financial information for SLF as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017 (dollars in thousands):

	March 31, 2018	December 31, 2017
Assets
Investments, at fair value	$58,178	$29,126
Cash	858	12,504
Restricted cash	1,287	—
Receivable for open trades	48	—
Interest receivable	139	11
Total assets	$60,510	$41,641
Liabilities
Revolving credit facility	$20,297	$—
Less: Unamortized deferred financing costs	(1,310)	—
Total debt, less unamortized deferred financing costs	18,987	—
Payable for open trades	8,735	22,304
Interest payable	36	—
Accounts payable and accrued expenses	87	57
Total liabilities	27,845	22,361
Members’ capital	32,665	19,280
Total liabilities and members’ capital	$60,510	$41,641

	Three months ended
	March 31, 2018	March 31, 2017(1)
Investment income:
Interest income	$780	$—
Total investment income	780	—
Expenses:
Interest and other debt financing expenses	44	—
Organizational costs	6	—
Professional fees	40	—
Total expenses	90	—
Net investment income (loss)	690	—
Net gain (loss) on investments:
Net change in unrealized gain (loss) on investments	545	—
Net gain (loss) on investments	545	—
Net increase (decrease) in members’ capital	$1,235	$—

(1)	SLF commenced operations on November 14, 2017.

Related Party Transactions

We have a number of business relationships with affiliated or related parties, including the following:

•	We have an Investment Advisory and Management Agreement with MC Advisors, an investment advisor registered with the SEC, to manage our day-to-day operating and investing activities. We pay MC Advisors a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. See Note 6 to our consolidated financial statements and “Significant Accounting Estimates and Critical Accounting Policies — Capital Gains Incentive Fee” for additional information.
•	SLF has an Administration Agreement with MC Management to provide SLF with certain loan servicing and administrative functions. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. No such expenses have been incurred or charged to SLF through March 31, 2018.
•	We have an Administration Agreement with MC Management to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. See Note 6 to our consolidated financial statements for additional information.
•	Theodore L. Koenig, our Chief Executive Officer and Chairman of our Board is also a manager of MC Advisors and the President and Chief Executive Officer of MC Management. Aaron D. Peck, our Chief Financial Officer and Chief Investment Officer, serves as a director on our Board and is also a managing director of MC Management.
•	We have a license agreement with Monroe Capital LLC, under which Monroe Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business.

In addition, we have adopted a formal code of ethics that governs the conduct of MC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and Maryland General Corporation Law.

Contractual Obligations and Off-Balance Sheet Arrangements

The following table shows our significant contractual payment obligations for repayment as of December 31, 2017 (dollars in thousands):

	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Revolving credit facility	$117,092	$—	$117,092	$—	$—
SBA guaranteed debentures payable	109,520	—	—	—	109,520
Unfunded commitments(1)	41,238	41,238	—	—	—
Total contractual obligations	$267,850	$41,238	$117,092	$—	$109,520

(1)	Unfunded commitments represent all amounts unfunded, excluding our investments in SLF, as of December 31, 2017. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but we are showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of December 31, 2017.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the consolidated statements of assets and liabilities.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase.

Commitments and Contingencies

As of March 31, 2018 and December 31, 2017, we had $36.6 million and $41.2 million, respectively, in outstanding commitments to fund investments under undrawn revolvers, capital expenditure loans and delayed draw commitments. As described in Note 3 to the consolidated financial statements, we had commitments up to $34.3 million and $40.5 million, respectively, to SLF, as of March 31, 2018 and December 31, 2017 that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee. Drawdowns of the commitments to SLF require explicit authorization of our representatives on SLF’s board of managers. Additionally, we have entered into certain contracts with other parties that contain a variety of indemnifications. Our maximum exposure under these arrangements is unknown. However, we have not experienced claims or losses pursuant to these contracts and believe the risk of loss related to such indemnifications to be remote.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Market Trends

We have identified the following trends that may affect our business:

Target Market:  We believe that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Monroe Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements:  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital:  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources, such as us.

Competition from Other Lenders:  We believe that many traditional bank lenders, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital market transactions. In addition, many commercial banks face significant balance sheet constraints as they seek to build capital and meet future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore drive increased new investment opportunities for us. Conversely, there is increased competitive pressure in the BDC and investment company marketplace for senior and subordinated debt which could result in lower yields for increasingly riskier assets.

Pricing and Deal Structures:  We believe that the volatility in global markets over the last several years and current macroeconomic issues such as a weakened U.S. economy has reduced access to, and availability of, debt capital to middle-market companies, causing a reduction in competition and generally more favorable capital structures and deal terms. Recent capital raises in the BDC and investment company marketplace have created increased competition; however, we believe that current market conditions may continue to create favorable opportunities to invest at attractive risk-adjusted returns.

Recent Developments

On April 25, 2018, we entered into an amendment to our revolving credit agreement (the “Amendment”). The Amendment amends our revolving credit agreement to, among other things, (i) remove the pricing step-down related to our net worth to set the interest rate the revolving credit facility bears to the stepped-down interest rate of the one-month LIBOR plus 2.75%; (ii) increase the weighted average leverage ratio from 4.50:1 to 4.75:1; and (iii) add to the borrowing base on a limited basis investments structured based on loan-to-value metrics, with corresponding adjustments to the eligibility criteria and concentration limits.

Asset Coverage Approval

On March 27, 2018, our board of directors unanimously approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective March 27, 2019. On March 27, 2018, our board of directors also recommended the submission of a proposal for stockholders to vote in favor of us to immediately become subject to a minimum asset coverage ratio of at least 150%, permitting us to double the amount of debt we may incur earlier than the current effective date of March 27, 2019, pursuant to the SBCAA. If this proposal is approved by stockholders at our annual stockholder meeting, we would become subject to an asset coverage ratio of at least 150% the day after such meeting instead of on March 27, 2019.

Significant Accounting Estimates and Critical Accounting Policies

Revenue Recognition

We record interest and fee income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium are capitalized, and we then amortize such amounts using the effective interest method as interest income over the life of the investment. Upon the prepayment of a loan or debt security, any unamortized premium or discount or loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts. Interest income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. We record fees on loans based on the determination of whether the fee is considered a yield enhancement or payment for a service. If the fee is considered a yield enhancement associated with a funding of cash on a loan, the fee is generally deferred and recognized into interest income using the effective interest method if captured in the cost basis or using the straight-line method if the loan is unfunded and therefore there is no cost basis. If the fee is not considered a yield enhancement because a service was provided, and the fee is payment for that service, the fee is deemed earned and recognized as fee income in the period earned.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid securities including debt and, to a lesser extent, equity securities of middle-market companies. Under procedures established by our Board, we value investments for which market quotations are readily available and within a recent date at such market quotations. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). When doing so, we determine whether the quote obtained is sufficient in accordance with generally accepted accounting principles in the United States of America (“GAAP”) to determine the fair value of the security. Debt and equity securities that are not publicly traded or whose market prices are not readily available or whose market prices are not regularly updated are valued at fair value as determined in good faith by our Board. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

Our Board is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our Board using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals responsible for the credit monitoring of the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with the investment committee;
•	our Board engages one or more independent valuation firm(s) to conduct fair value appraisals of material investments for which market quotations are not readily available. These fair value appraisals for material investments are received at least once in every calendar year for each portfolio company investment, but are generally received quarterly;
•	our audit committee of the Board reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and
•	our Board discusses these valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

The Board, together with our independent valuation firms, generally uses the yield approach to determine fair value for loans where market quotations are not readily available, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, we may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company under the market approach or the proceeds that would be received in a liquidation analysis. We generally consider our debt to be performing if the borrower is not in default, the borrower is remitting payments in a timely manner; the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing debt, we consider fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a debt instrument is not performing, as defined above, we will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the loan.

Under the yield approach, we utilize discounted cash flow models to determine the present value of the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, we also consider the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made.

Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise values of private companies are based on multiples of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues, or in limited cases, book value.

In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third-party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally use the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Net Realized Gains or Losses and Net Change in Unrealized Gain or Loss

We measure realized gains or losses by the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized gain or loss previously recognized. Net change in unrealized gain or loss reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gain or loss, when gains or losses are realized. Additionally, we do not isolate the portion of the change in fair value resulting from foreign currency exchange rate fluctuations from the changes in fair values of the underlying investment. All fluctuations in fair value are included in net change in unrealized gain (loss) on investments in fair value on our consolidated statements of operations. We report changes in the fair value of secured borrowings that are measured at fair value as a component of the net change in unrealized gain (loss) on secured borrowings in the consolidated statements of operations. The impact resulting from changes in foreign exchange rates on the revolving credit facility borrowings is included in change in unrealized gain (loss) on foreign currency borrowings.

Capital Gains Incentive Fee

Pursuant to the terms of the Investment Advisory and Management Agreement with MC Advisors, the incentive fee on capital gains earned on liquidated investments of our portfolio is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the Investment Advisory and Management Agreement with MC Advisors neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to MC Advisors if our entire portfolio was liquidated at its fair value as of the balance sheet date even though MC Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

During the three months ended March 31, 2018 and March 31, 2017, we had a reduction in accrued capital gains incentive fees of zero and $0.2 million, respectively, primarily as a result of net declines in portfolio valuations during the period.

New Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (ASC Topic 606) (“ASU 2014-09”). The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: Step 1: Identify the contract(s) with a customer. Step 2: Identify the performance obligations in the contract. Step 3: Determine the transaction price. Step 4: Allocate the transaction price to the performance obligations in the contract. Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

ASU 2014-09 also specified the accounting for some costs to obtain or fulfill a contract with a customer. In addition, ASU 2014-09 requires that an entity disclose sufficient information to enable users of financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The initial effective date of ASU 2014-09 was for fiscal periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (ASC Topic 606): Deferral of the Effective Date, which deferred the effective date to fiscal periods beginning after December 15, 2017. We have adopted ASU 2014-09, and the adoption did not have a material impact on our consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. We have adopted ASU 2016-01, and the adoption did not have a material impact on our consolidated financial statements for the periods presented.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. The majority of the loans in our portfolio have floating interest rates, and we expect that our loans in the future may also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate re-set provisions that adjust applicable interest rates under such loans to current market rates on a monthly or quarterly basis. The majority of the loans in our current portfolio have interest rate floors which have effectively converted the loans to fixed rate loans in the current interest rate environment. In addition, our credit facility has a floating interest rate provision and we expect that other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the consolidated statement of financial condition as of March 31, 2018 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change in Interest Rates	Increase (decrease) in interest income	Increase (decrease) in interest expense	Net increase (decrease) in net investment income
	(in thousands)
Down 25 basis points	$(1,145)	$(314)	$(831)
Up 100 basis points	4,558	1,256	3,302
Up 200 basis points	9,103	2,512	6,591
Up 300 basis points	13,648	3,768	9,880

Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowing under the credit facility or other borrowings that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the analysis above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts to the extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates or interest rate floors.

We may also have exposure to foreign currencies (currently the Great Britain pound) related to certain investments. Such investments are translated into U.S. dollars based on the spot rate at each balance sheet date, exposing us to movements in the exchange rate. In order to reduce our exposure to fluctuations in exchange rates, we generally borrow in Great Britain pounds under our revolving credit facility to finance such investments. As of March 31, 2018, we have non-U.S. dollar borrowings denominated in Great Britain pounds of £8.8 million ($12.3 million U.S. dollars) outstanding under the revolving credit facility.

PLAN OF DISTRIBUTION

We have entered into separate equity distribution agreements, each dated May 12, 2017, with each of B. Riley FBR, Inc., as successor by merger to FBR Capital Markets & Co. (“B. Riley FBR”), and JMP Securities LLC (“JMP Securities”). JMP Securities and B. Riley FBR will each act as our sales agent in connection with the offer and sale of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, a Sales Agent will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, our common stock under the terms and subject to the conditions set forth in the respective equity distribution agreement. We will instruct the Sales Agent as to the amount of common stock to be sold by it. We may instruct the Sales Agent not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less the Sales Agent’s commission, may be less than the net asset value per share of our common stock at the time of such sale. We or the Sales Agent may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market offerings,” as defined in Rule 415 under the Securities Act.

The Sales Agent will provide written confirmation of a sale to us no later than the opening of the trading day on The Nasdaq Global Select Market following each trading day in which shares of our common stock are sold under the equity distribution agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to the Sales Agent in connection with the sales.

Under the terms of the equity distribution agreements, B. Riley FBR and JMP Securities will be entitled to compensation of up to 2.0% of the gross sales price of shares of our common stock sold through them as sales agents. We estimate that the total expenses for the offering, excluding compensation payable to the Sales Agents under the terms of each equity distribution agreement, will be approximately $250,000 (including up to an aggregate of $25,000 in reimbursement of the Sales Agents’ counsel fees).

Settlement for sales of shares of common stock will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by us and the Sales Agent in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of our common stock sold through the Sales Agents under the equity distribution agreements and the net proceeds to us.

In connection with the sale of the common stock on our behalf, the Sales Agents will be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of the Sales Agents will be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to the Sales Agents with respect to certain civil liabilities, including liabilities under the Securities Act.

The offering of our shares of common stock pursuant to the equity distribution agreement will terminate upon the earlier of (i) the sale of all common stock subject to the equity distribution agreement or (ii) the termination of the equity distribution agreements as permitted therein.

The principal business address of B. Riley FBR, Inc. is 299 Park Avenue, 7th Floor, New York, NY 10017. The principal business address of JMP Securities LLC is 600 Montgomery Street, San Francisco, CA 94111.

SALE OF COMMON STOCK BELOW NET ASSET VALUE

On June 21, 2017, our stockholders authorized us, subject to approval of our board of directors and certain limitations set forth below, to sell or otherwise issue shares of our common stock at a discount from net asset value per share for a period of twelve months. On April 27, 2018, we filed a definitive proxy statement for our annual meeting of stockholders, to be held on June 20, 2018. The definitive proxy statement sets forth a proposal to be voted upon at the annual meeting that, if approved by stockholders, would have the effect of extending this approval to the one-year anniversary of the date of the annual meeting. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective. For additional information, see “Sales of Common Stock Below Net Asset Value” in the accompanying prospectus.

Our net asset value per share as of March 31, 2018 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $13.49.

In making a determination that an offering of common stock at a price below its net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors, including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;
•	The potential market impact of being able to raise capital in the current financial market;
•	The nature of any new investors anticipated to acquire shares in the offering;
•	The anticipated rate of return on and quality, type and availability of investments;
•	The leverage available to us, both before and after the offering and other borrowing terms; and
•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit MC Advisors, as MC Advisors will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at a premium to net asset value per share.

Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share will result in an immediate dilution to many of our existing common stockholders even if they participate in such sale. See “Risk Factors — If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material” in the accompanying prospectus.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered by this prospectus supplement will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington, D.C. Nelson Mullins Riley & Scarborough LLP also represents MC Advisors. Certain legal matters in connection with the offering will be passed upon for the Sales Agents by Duane Morris LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements, the effectiveness of internal control over financial reporting and the related senior securities table appearing in the Annual Report on Form 10-K and in the accompanying prospectus have been audited by RSM US LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their reports appearing elsewhere therein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.monroebdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement and accompanying prospectus, and you should not consider information on our website to be part of this prospectus supplement and the accompanying prospectus. You may also obtain such information by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

PROSPECTUS

$300,000,000

Monroe Capital Corporation

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities are often referred to as “high yield” or “junk.” In addition, many of the debt securities we hold do not fully amortize prior to maturity, which heightens the risk that we may lose all or a part of our investment.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities (consisting of debentures, notes or other evidence of indebtedness), subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus.

Monroe Capital BDC Advisors, LLC serves as our investment advisor. Monroe Capital Management Advisors, LLC serves as our administrator. Each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors, LLC is affiliated with Monroe Capital, LLC, a leading lender to middle-market companies.

Our common stock is listed on The Nasdaq Global Select Market under the symbol “MRCC.” If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. On May 23, 2018, the last reported sale price of our stock on The Nasdaq Global Select Market was $13.88 per share. Our net asset value as of March 31, 2018 was $13.49 per share.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. On June 21, 2017, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value.”

An investment in our securities is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. Substantially all of the debt instruments in which we invest (i) have and will have variable interest rate provisions that may make it more difficult for borrowers to make debt repayments to us in a rising interest rate environment and (ii) will likely have a principal amount outstanding at maturity, that may lead to a substantial loss to us if the borrower is unable to refinance or repay. See “Risk Factors” beginning on page 13 to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus and the accompanying prospectus supplement, if any, contain important information you should know before investing. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, by calling us collect at (312) 258-8300, or on our website at www.monroebdc.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 1, 2018

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $300,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities (consisting of debentures, notes or other evidence of indebtedness) on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

ii

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus carefully, including, in particular, the more detailed information set forth under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

As used in this prospectus, except as otherwise indicated, the terms:

•	“we,” “us” and “our” refer to Monroe Capital Corporation, a Maryland corporation;
•	MC Advisors refers to Monroe Capital BDC Advisors, LLC, our investment advisor and a Delaware limited liability company;
•	MC Management refers to Monroe Capital Management Advisors, LLC, our administrator and a Delaware limited liability company;
•	Monroe Capital refers to Monroe Capital LLC, a Delaware limited liability company, and its subsidiaries and affiliates;
•	SLF refers to MRCC Senior Loan Fund I, LLC, an unconsolidated Delaware limited liability company, in which we co-invest with NLV Financial Corporation (“NLV”) primarily in senior secured loans. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by representatives of each of the members. As of December 31, 2017, we owned 50.0% of the LLC equity interests of SLF. As of December 31, 2017, SLF had LLC equity interest subscriptions from its members totaling $100.0 million, of which we have committed to fund $50.0 million;
•	MRCC SBIC refers to Monroe Capital Corporation SBIC, LP, a Delaware limited partnership, our wholly-owned subsidiary that operates as a small business investment company pursuant to a license received from the United States Small Business Administration; and
•	LIBOR refers to the one-month, three-month or six-month London Interbank Offered Rate as reported by the British Bankers’ Association. Unless stated otherwise herein, LIBOR refers to the one-month rate.

Monroe Capital Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and that has elected to be treated as a regulated investment company, or RIC, for tax purposes under the U.S. Internal Revenue Code of 1986, as amended, or the Code, commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States and Canada focused primarily on senior secured, junior secured and unitranche secured (a combination of senior secured and junior secured debt in the same facility in which we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow.

In this prospectus, the term “middle-market” generally refers to companies having annual revenue of between $20 million and $500 million and/or annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $50 million. Within the middle-market, we consider companies having annual revenues of less than $250 million and/or EBITDA of less than $25 million to be in the “lower middle-market.”

Portfolio Update

Since the consummation of the initial public offering in October 2012, we have grown the fair value of our portfolio of investments to approximately $496.0 million as of March 31, 2018. As of March 31, 2018, our portfolio consisted of 72 different portfolio companies, comprised of approximately 76.6% senior secured debt, 9.3% unitranche secured debt, 7.8% junior secured debt and 6.3% equity securities. As of March 31, 2018, the weighted average annualized effective yield on portfolio investments (which represents the expected annualized effective yield to be generated by us on our portfolio based on the composition of our portfolio as of such date) prior to leverage was 10.6% based on the par value of our debt investments and the cost basis of our preferred equity investments. For the quarter ended March 31, 2018, our total return based on net asset value was 0.5% and our total return based on market value was (8.1)%.

Our weighted average annualized effective yield on portfolio investments may be higher than an investor’s yield on an investment in shares of our common stock. The weighted average annualized effective yield on portfolio investments is a metric on the investment portfolio alone and does not represent a return to stockholders. This metric is not inclusive of the Company’s fees and expenses, the impact of leverage on the portfolio or sales load that may be paid by investors. In addition, total return figures disclosed above do not consider the effect of any sales load that may be incurred in connection with the sale of shares of our common stock. Our estimated weighted average annualized effective yield on portfolio investments and total return based on net asset value do not represent actual investment returns to stockholders. Our weighted average annualized effective yield on portfolio investments and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 3, 4 and 5 to the table included in “Selected Consolidated Financial Data” for information regarding the calculation of our total return based on market value, total return based on average net asset value, and weighted average annualized effective yield on portfolio investments, respectively.

Asset Coverage Approval

On March 27, 2018, our board of directors unanimously approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act (the “SBCAA”). As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective March 27, 2019. On March 27, 2018, our board of directors also recommended the submission of a proposal for stockholders to vote in favor of us to immediately become subject to a minimum asset coverage ratio of at least 150%, permitting us to double the amount of debt we may incur earlier than the current effective date of March 27, 2019, pursuant to the SBCAA. If this proposal is approved by stockholders at our annual stockholder meeting, we would become subject to an asset coverage ratio of at least 150% the day after such meeting instead of on March 27, 2019.

Our Investment Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Under the investment advisory and management agreement with MC Advisors, or the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements — Investment Advisory Agreement — Management and Incentive Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors periodically review MC Advisors’

services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Aaron D. Peck, provides investment services to MC Advisors pursuant to a staffing agreement, or the Staffing Agreement, between MC Management, an affiliate of Monroe Capital, and MC Advisors. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 25 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through March 31, 2018, Monroe Capital’s investment professionals invested in over 1,200 loan and related investments with an aggregate principal value of over $8.0 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as interested directors. Mr. Koenig has more than 30 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 20 companies in the lower middle-market. Mr. Peck has more than 20 years of public company management, leveraged finance and commercial lending experience at organizations including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc. See “Management — Biographical Information — Interested Directors.”

Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 30 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 15 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial. See “Management — Biographical Information —  Investment Committee.”

About Monroe Capital

Monroe Capital, a Delaware limited liability company that was founded in 2004, is a leading lender to middle-market companies. As of March 31, 2018, Monroe Capital had approximately $5.5 billion in assets under management. Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 450 current investments. From Monroe Capital’s formation in 2004 through March 31, 2018, Monroe Capital’s investment professionals invested in over 1,200 loan and related investments with an aggregate principal value of over $8.0 billion. The senior investment team of Monroe Capital averages more than 25 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations on foreign investments in the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. We believe that there exists a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments. See “Business.”

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also seek to invest opportunistically in attractively priced, broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. We do not target any specific industry, however, as of March 31, 2018, our investments in the healthcare & pharmaceuticals; banking, finance, insurance & real estate; and high tech industries represented approximately 13.2%, 12.2% and 10.3%, respectively, of the fair value of our portfolio. To achieve our investment objective, we utilize the following investment strategy:

Attractive Current Yield on Investment Portfolio.  We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions and our pipeline of new investments, we expect our target directly originated senior and unitranche secured debt will have an average maturity of three to five years and interest rates of 7% to 13%, and we expect our target directly originated junior secured debt and unsecured subordinated debt will have an average maturity of four to seven years and interest rates of 10% to 15%. In addition, based on current market conditions and our pipeline of new investments, we expect that our target debt investments will typically have a variable coupon (with a LIBOR floor), may include payment-in-kind, or PIK, interest (interest that is not received in cash, but added to the principal balance of the loan), and that we will typically receive upfront closing fees of 1% to 4%. We may also receive warrants or other forms of upside equity participation. Our transactions are generally secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we will target investments with the characteristics described in this paragraph, we cannot assure you that our new investments will have these characteristics and we may enter into investments with different characteristics as the market dictates. For a description of the characteristics of our current investment portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity.” Until investment opportunities can be found, we may invest our undeployed capital in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Sound Portfolio Construction.  We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, is, and we believe will continue to be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We seek to pursue lending opportunities selectively and to maintain a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account management and diversification, enabled it to protect investor capital, and we believe MC Advisors follows and will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns.  Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We seek to invest in situations where there are a number of potential exit options that can result in full repayment or a modest refinance of our investment. We seek to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on merger and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team.  We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of over 90 professionals, including seven senior partners that average more than 25 years of direct lending experience. We are led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Aaron D. Peck, our Chief Financial Officer and Chief Investment Officer. This extensive experience includes the management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation in 2004 through March 31, 2018, Monroe Capital’s investment professionals invested in more than 1,200 loan and related investments with an aggregate principal value of over $8.0 billion.

Differentiated Relationship-Based Sourcing Network.  We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single channel and offers us consistent deal flow throughout the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow.  Monroe Capital’s broad network of relationships and significant origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. Monroe Capital estimates that it reviewed approximately 2,000 investment opportunities during 2017. Monroe Capital’s over 1,200 previously executed transactions, over 450 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. We are also positioned to benefit from Monroe Capital’s established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process.  Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit outweighs pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also seek to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsors, if any, or other lenders.

Established Credit Risk Management Framework.  We seek to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors assigns each loan to a particular portfolio management professional and maintains an internal credit rating analysis for all loans. MC Advisors then employs ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and debt work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Credit Facility

We have a credit facility with ING Capital LLC, or the Lender, as agent, which as of March 31, 2018 consisted of a revolving line of credit of $200.0 million, which may be increased to up to $300.0 million pursuant to an accordion feature.

We may make draws under the revolver from time-to-time through December 2019 to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility, or the earliest to occur of (a) December 14, 2020, subject to extension as mutually agreed by us and the Lender, (b) the termination of the facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lender. The revolving credit facility is secured by a lien on all of our assets, including cash on hand, but excluding the assets of our wholly-owned subsidiary, MRCC SBIC. The material terms of the credit facility are as follows:

•	total borrowing capacity currently equal to $200.0 million and up to $300.0 million pursuant to an accordion feature, subject to, among other things, availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as valuation methodologies;
•	an interest rate equal to, at our election, (a) LIBOR (one-month, two-month, three-month or six-month at our discretion based on the term of the borrowing) plus 2.75% per annum, or (b) a daily rate equal to 1.75% per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%;
•	in addition to the stated interest rate on borrowings under the revolving credit facility, we are required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 65% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 65% of the then available maximum borrowing; and
•	customary financial covenants and negative covenants and events of default.

As of March 31, 2018, we had U.S. dollar borrowings of $113.3 million and non-U.S. dollar borrowings denominated in Great Britain pounds of £8.8 million ($12.3 million in U.S. dollars) under our revolving credit facility and availability of $74.4 million.

MRCC SBIC

On February 28, 2014, our wholly-owned subsidiary, MRCC SBIC received a license from the U.S. Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958. MRCC SBIC commenced operations on September 16, 2013. As our wholly-owned subsidiary, MRCC SBIC relies on one or more exclusions from the definition of “investment company” under the 1940 Act and does not elect to be regulated as business development company under the 1940 Act. MRCC SBIC has an investment objective substantially similar to ours and makes similar types of investments in accordance with SBIC regulations.

On April 13, 2016, MRCC SBIC was approved by the SBA for an additional $75.0 million in SBA-guaranteed debentures, for a total of $115.0 million in available debentures. As of March 31, 2018, MRCC SBIC had $57.6 million in leverageable capital (approximately 11.2% of our total assets) and $112.8 million in SBA-guaranteed debentures outstanding.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the asset coverage ratio we are required to maintain under the 1940 Act, which provides us with increased flexibility, but also increases our risks associated with leverage.

Operating and Regulatory Structure

Our investment activities are managed by MC Advisors under the direction of our board of directors, a majority of whom are independent of us, MC Advisors and our and its respective affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of notes, other borrowings and shares of preferred stock, our ability to use leverage is limited in significant respects. We are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200% until March 26, 2019 and an asset coverage ratio of 150% beginning on March 27, 2019. However, we may be able to maintain an asset coverage ratio of at least 150% prior to March 27, 2019 if stockholders approve a proposal for the authorization thereof at our annual meeting of stockholders. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to Our Business and Structure — We maintain a revolving credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us” and “Risk Factors — Risks Relating to Our Business and Structure — Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in us.”

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (c) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.” Additionally, to the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, we seek to limit those investments to companies domiciled or with their principal place of business in Canada. Any investments in Canadian companies will not be qualifying assets, meaning that in accordance with the 1940 Act, we cannot invest more than 30% of our assets in Canadian securities and other non-qualifying assets.

We have elected to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to continue to qualify to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, MC Advisors has agreed to offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers are subject to the exception that, in accordance with MC Advisors’ conflict of interest and allocation policies, we might not participate in each individual opportunity but are entitled, on an overall basis, to participate equitably with other entities sponsored or managed by MC Advisors and its affiliates.

Affiliates of MC Advisors manage other assets in five closed-end funds, two small business investment companies and 12 private funds that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt to lower middle-market companies. In addition, MC Advisors and/or its affiliates may manage other entities in the future with an investment focus similar to ours. To the extent that we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors seeks to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Advisers Act and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. MC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer, which may be suitable for us and such other investment funds or other investment vehicles.

MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies, and MC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors seeks to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. We received exemptive relief from the SEC on October 15, 2014 that permits us greater flexibility relating to co-investments, subject to certain conditions. When we invest alongside such other accounts as permitted under the 1940 Act, pursuant to SEC staff interpretations or our exemptive relief from the SEC that permits greater flexibility relating to co-investments, such investments will be made consistent with such relief and MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. See “Related Party Transactions and Certain Relationships.”

Corporate History and Additional Information

We were incorporated under the laws of Maryland on February 9, 2011. Our principal executive offices are located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, and our telephone number is (312) 258-8300. We maintain a website at www.monroebdc.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, attention: Investor Relations.

We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act of 1933, as amended, or the Securities Act. This registration statement contains additional information about us and the securities being offered by this prospectus. We also file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

Sale of Common Stock Below NAV

We may offer, and have in the past offered, shares of our common stock at a discount from our most recently determined net asset value per share pursuant to authority granted by our stockholders on June 21, 2017, July 14, 2016, June 24, 2015, June 27, 2014 and July 9, 2013. Our board of directors has in the past determined that it would be in our and our stockholders’ best interests to issue shares of our common stock below net asset value. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value.”

Risk Factors

The value of our assets, as well as the market price of our shares will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. A material portion of our portfolio may have exposure to specific industries. See “Risk Factors” beginning on page 13 of this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual amounts and percentages may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Monroe Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Monroe Capital Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(2)
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.14	%(4)
Incentive fees payable under the Investment Advisory Agreement	2.68	%(5)
Interest payments on borrowed funds	3.92	%(6)
Other expenses (estimated)	1.22	%(7)
Acquired fund fees and expenses	0.06	%(8)
Total annual expenses (estimated)	11.04	%(9)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee is 1.75% of our total assets (which includes assets purchased with borrowed amounts but does not include cash and cash equivalents). For the purposes of this table, we have assumed that the base management fee will remain at 1.75% as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval. The “base management fee” percentage is calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The base management fee in the table above assumes the base management fee remains consistent with fees incurred for the three months ended March 31, 2018 of $2.2 million, based on average total assets (excluding cash) for the period of $501.4 million, as a percentage of our average net assets for the period of $275.9 million. See “Management and Other Agreements — Investment Advisory Agreement.”
(5)	Estimated assuming that annual incentive fees earned by MC Advisors remains consistent with the incentive fees earned, gross of the Incentive Fee Limitation due to the total return requirement, for the three months ended March 31, 2018 of $1.8 million, as a percentage of our average net assets of $275.9 million for the period. For information about our Incentive Fee Limitation and incentive fee waiver, see “Management and Other Agreements — Investment Advisory Agreement” and “Consolidated Statements of Operations” in our financial statements included in this prospectus.

The incentive fee consists of two parts:

The first part of the incentive fee, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2% quarterly (8% annualized) rate of return on the value of our net assets, or hurdle rate, and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MC Advisors will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.

The second part of the incentive fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue (but not pay) an expense for potential payment of capital gain incentive fees with respect to any unrealized appreciation on our portfolio.

See “Management and Other Agreements — Investment Advisory Agreement.”

(6)	We may borrow funds from time to time to make investments to the extent we determine that it is appropriate to do so. The costs associated with any outstanding borrowings are indirectly borne by our investors. The table assumes borrowings are consistent with the average borrowings for the three months ended March 31, 2018 of $232.5 million, no preferred stock issued or outstanding and average net assets of $275.9 million. For the three months ended March 31, 2018, we had interest expense of $2.7 million (including fees for unused portions of commitments). As of March 31, 2018, the weighted average interest rate of our revolving credit facility (excluding debt issuance costs) was 4.6% and the weighted average interest rate on our SBA-guaranteed debentures (excluding debt issuance costs) was 3.3%. Although we do not have any current plans to issue debt securities or preferred stock in the next twelve months, we may issue debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	Includes our estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by MC Management. The table above assumes “other expenses” remain consistent with the $0.9 million incurred during the three months ended March 31, 2018 and average net assets for the period of $275.9 million.
(8)	Our stockholders indirectly bear the expenses of our investment in SLF. SLF does not pay any fees to MC Advisors or its affiliates; however, SLF has entered into an administration agreement with MC Management, pursuant to which certain loan servicing and administrative functions are delegated to MC Management. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. No such expenses have been incurred or charged to SLF for the three months ended March 31, 2018. The table above assumes “acquired fund fees and expenses” remain consistent with the $43 thousand of expenses incurred on an annualized basis for the three months ended March 31, 2018 and average net assets for the period of $275.9 million. Future expenses for SLF may be substantially higher or lower because certain expenses may fluctuate over time.

(9)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. The terms of our indebtedness may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowings.” If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual expenses” would be 6.36% of consolidated total assets. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets after such borrowing (which coverage ratio may be lowered to 150% of total assets in certain circumstances in accordance with law). We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the 200% asset coverage ratio. We have included our estimated leverage expenses (consistent with the assumptions in footnote (7)) in “total annual expenses.”

Example

The following example illustrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example:

You would pay the following expenses on a $1,000 investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$84	$251	$418	$836
Assuming a 5% annual return (assumes entire return is from realized capital gains and thus subject to the capital gains incentive fee)	$94	$282	$473	$962

This table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. As incentive fees vary based on the character of the 5% return, the example above provides (i) expenses assuming no return from capital gains (therefore not meeting the hurdle rate for the first part of the incentive fee) and (ii) expenses assuming the entire return is from realized capital gains (resulting in a capital gains incentive fee). For the three months ended March 31, 2018, our return included net realized and unrealized capital losses. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash distribution, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the applicable prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occurs, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Relating to Our Business and Structure

We depend upon MC Advisors’ senior management for our success, and upon its access to the investment professionals of Monroe Capital and its affiliates.

We do not have any internal management capacity or employees. We depend on the investment expertise, skill and network of business contacts of the senior investment professionals of MC Advisors, who evaluate, negotiate, structure, execute, monitor and service our investments in accordance with the terms of the Investment Advisory Agreement. Our success depends to a significant extent on the continued service and coordination of the senior investment professionals of MC Advisors, particularly Messrs. Koenig, Peck, Egan and VanDerMeid. These individuals may have other demands on their time now and in the future, and we cannot assure you that they will continue to be actively involved in our management. Each of these individuals is an employee of MC Management and is not subject to an employment contract. The departure of any of these individuals or competing demands on their time in the future could have a material adverse effect on our ability to achieve our investment objective.

MC Advisors evaluates, negotiates, structures, closes and monitors our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that MC Advisors’ senior investment professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Monroe Capital and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom Monroe Capital’s senior investment professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

MC Advisors, an affiliate of Monroe Capital, provides us with access to Monroe Capital’s investment professionals. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the investment professionals of Monroe Capital and its affiliates. The Staffing Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that MC Management will fulfill its obligations under the agreement. Furthermore, the Staffing Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. If MC Management fails to perform or terminates the agreement, we cannot assure you that MC Advisors will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Monroe Capital and its affiliates or their information and deal flow.

The investment committee that oversees our investment activities is provided by MC Advisors under the Investment Advisory Agreement. MC Advisors’ investment committee consists of Messrs. Koenig, Peck, Egan and VanDerMeid. The loss of any member of MC Advisors’ investment committee or of other Monroe Capital senior investment professionals would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of MC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the senior investment professionals of MC Advisors to maintain their relationships with financial institutions, sponsors and investment professionals, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the senior investment professionals of MC Advisors fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the senior investment professionals of MC Advisors have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition and results of operations depend on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow depends on our ability to manage our business. This depends, in turn, on MC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives depends upon MC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. MC Advisors has substantial responsibilities under the Investment Advisory Agreement. The senior origination professionals and other personnel of MC Advisors and its affiliates may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies, it could negatively impact our ability to pay dividends or other distributions and you may lose all or part of your investment.

There may be conflicts related to obligations that MC Advisors’ senior investment professionals and members of its investment committee have to other clients.

The senior investment professionals and members of the investment committee of MC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or other investment vehicles sponsored or managed by MC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, Messrs. Koenig, Egan and VanDerMeid have and will continue to have, and Mr. Peck may have, management responsibilities for other investment funds, accounts or other investment vehicles sponsored or managed by affiliates of MC Advisors. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. MC Advisors seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.

Affiliates of MC Advisors manage other assets in five closed-end funds, two small business investment companies and 12 private funds that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt to lower middle-market companies. None of these funds are registered with the SEC. In addition, although we are currently the only entity managed by MC Advisors, MC Advisors and/or its affiliates may manage other entities in the future with an investment strategy that has the same or similar focus as ours.

Monroe Capital and its affiliates seek to allocate investment opportunities among eligible accounts made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is the policy of Monroe Capital and its affiliates to base the determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

MC Advisors or its investment committee may, from time to time, possess material nonpublic information, limiting our investment discretion.

The managing members and the senior origination professionals of MC Advisors and the senior professionals and members of MC Advisors’ investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have a material adverse effect on us.

Our management and incentive fee structure may create incentives for MC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay management and incentive fees to MC Advisors. Management fees are based on our total assets (which include assets purchased with borrowed amounts but exclude cash and cash equivalents). As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, including assets purchased with borrowed amounts but excluding cash and cash equivalents, MC Advisors benefits when we incur debt or otherwise use leverage. This fee structure may encourage MC Advisors to cause us to borrow money to finance additional investments or to maintain leverage when it would otherwise be appropriate to pay off our indebtedness. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders. Our board of directors is charged with protecting our interests by monitoring how MC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each investment, our independent directors periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, MC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to MC Advisors that relates to our net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for MC Advisors to the extent that it may encourage MC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. MC Advisors may have an incentive to invest in PIK interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because MC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. In addition, the part of the incentive fee payable to MC Advisors that relates to our net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Any net investment income incentive fee would not be subject to repayment.

Our incentive fee may induce MC Advisors to make certain investments, including speculative investments.

MC Advisors receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, MC Advisors may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The Investment Advisory Agreement with MC Advisors and the Administration Agreement with MC Management were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

We negotiated the Investment Advisory Agreement and the Administration Agreement with related parties. Consequently, their terms, including fees payable to MC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with MC Advisors and MC Management. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by MC Advisors or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, co-invest with MC Advisors and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that MC Advisors, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with MC Advisors’ affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, exemptive relief granted to us by the SEC on October 15, 2014 and MC Advisors’ allocation policy, which the investment committee of MC Advisors maintains in writing. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts are generally made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other funds managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MC Advisors clients, MC Advisors must decide which client will proceed with the investment. MC Advisors makes these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we are unable to invest in any issuer in which a fund managed by MC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the majority of the members of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We compete with a number of specialty and commercial finance companies to make the types of investments that we make in middle-market companies, including business development companies, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles such as hedge funds may seek to invest in areas they have not traditionally invested in or from which they had withdrawn during the economic downturn, including investing in middle-market companies. As a result, competition for investments in lower middle-market companies has intensified, and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, however, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the lower middle-market is underserved by traditional commercial and investment banks, and generally has less access to capital. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

We will be subject to corporate-level federal income tax if we are unable to qualify or maintain qualification as a RIC under Subchapter M of the Code.

We elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2012, have qualified in each taxable year since, and intend to qualify annually hereafter; however, no assurance can be given that we will be able to qualify for and maintain RIC status. To receive RIC tax treatment under the Code and to be relieved of federal taxes on income and gains distributed to our stockholders, we must meet certain requirements, including source-of-income, asset diversification and distribution requirements. The annual distribution requirement applicable to RICs is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. To the extent we use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and may be subject to financial covenants under loan and credit agreements, each of which could, under certain circumstances, restrict us from making annual distributions necessary to receive RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to be taxed as a RIC and, thus, may be subject to corporate-level federal income tax on our entire taxable income without regard to any distributions made by us. In order to be taxed as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to be taxed as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

An extended disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, it will be necessary for us to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. The capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and may in the future be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

We access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to pursue new business opportunities and grow our business. In addition, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to qualify for the tax benefits available to RICs. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute each taxable year an amount at least equal to 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to continue to be taxed as a RIC. As a result, these earnings are not available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as original issue discount and PIK interest. If we pay a net investment income incentive fee on interest that has been accrued, but not yet received in cash, it will increase the basis of our investment in that loan, which will reduce the capital gain incentive fee that we would otherwise pay in the future. Nevertheless, if we pay a net investment income incentive fee on interest that has been accrued but not yet received, and if that portfolio company defaults on such a loan, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible.

Because we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirements applicable to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations —  Taxation as a RIC.”

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets (other than the SBA debentures of an SBIC subsidiary, as permitted by exemptive relief we have been granted by the SEC) less all liabilities and indebtedness not represented by senior securities, immediately after each issuance of senior securities (other than the SBA debentures of an SBIC subsidiary, as permitted by exemptive relief we have been granted by the SEC) until March 26, 2019 and 150% of total assets beginning March 27, 2019 (or prior to March 27, 2019 if stockholders approve a proposal authorizing a minimum asset coverage ratio of at least 150% at our annual meeting of stockholders). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. This could have a material adverse effect on our operations and we may not be able to make distributions in an amount sufficient to be subject to taxation as a RIC, or at all. In addition, issuance of securities could dilute the percentage ownership of our current stockholders in us.

No person or entity from which we borrow money will have a veto power or a vote in approving or changing any of our fundamental policies. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock.

As a business development company, we generally are not able to issue our common stock at a price below net asset value per share without first obtaining the approval of our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then percentage ownership of our stockholders at that time would decrease, and you might experience dilution. We have stockholder approval to sell our common stock below net asset value through June 21, 2018. On April 27, 2018, we filed a definitive proxy statement for our annual meeting of stockholders, to be held on June 20, 2018. The definitive proxy statement sets forth a proposal to be voted upon at the annual meeting that, if approved by stockholders, would have the effect of extending this approval to the one-year anniversary of the date of the annual meeting. We may seek further stockholder approval to sell shares below net asset value in the future.

We maintain a revolving credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us.

We maintain a revolving credit facility and may borrow money, including through the issuance of debt securities or preferred stock, to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

•	our common stock is exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;
•	if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;
•	our ability to pay distributions on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% (or 150%, if lowered in accordance with law) and any amounts used to service indebtedness or preferred stock would not be available for such distributions;
•	any credit facility is subject to periodic renewal by its lenders, whose continued participation cannot be guaranteed;
•	our revolving credit facility with ING Capital LLC, as agent, is, and any other credit facility we may enter into would be, subject to various financial and operating covenants, including that our portfolio of investments satisfies certain eligibility and concentration limits as well as valuation methodologies;
•	such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;
•	we bear the cost of issuing and paying interest or distributions on such securities, which costs are entirely borne by our common stockholders; and
•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)(1)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(2)	-22.30%	-12.90%	-3.51%	5.89%	15.28%

(1)	The assumed return on our portfolio is required by regulation of the SEC to assist investors in understanding the effects of leverage and is not a prediction of, and does not represent, our projected or actual performance.

(2)	Assumes $513.0 million in total assets, $240.0 million in debt outstanding, $273.0 million in net assets and an average cost of funds of 4.0%, which was the weighted average interest rate of borrowings on our revolving credit facility and SBA-guaranteed debentures as of March 31, 2018. The interest rate on our revolving credit facility is a variable rate. See “Summary — Credit Facility.”

Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in us.

The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). However, on March 23, 2018, the SBCAA was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCAA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement from 200% to 150% (i.e. the amount of debt may not exceed 66.7% of the value of our total assets), if certain requirements are met. Under the SBCAA, we are allowed to reduce our asset coverage requirement to 150%, and thereby increase our leverage capacity, if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to reduce our asset coverage requirement to 150% on the first day after such approval. Alternatively, the SBCAA allows the majority of our independent directors to approve the reduction in our asset coverage requirement to 150%, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to reduce our asset coverage requirement to 150%, our leverage capacity and usage, and risks related to leverage.

On March 27, 2018, our board of directors unanimously approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective March 27, 2019. On March 27, 2018, our board of directors also recommended the submission of a proposal for stockholders to approve the application of the 150% minimum asset coverage requirements at our annual meeting. If stockholders approve this proposal, we would become subject to the 150% minimum asset coverage ratio the day after the annual meeting. Our board of directors values the opinions of our stockholders and will reconvene to reconsider its approval of the modified asset coverage requirements if this proposal is not approved by stockholders. There can be no assurance that our board of directors would rescind its approval if this proposal is not approved by stockholders. If this proposal is not approved by the stockholders and our board of directors does not rescind its approval, we will be subject to the 150% asset coverage ratio, beginning March 27, 2019.

Leverage is generally considered a speculative investment technique and increases the risk of investing in our securities. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. If we incur additional leverage, you will experience increased risks of investing in our common stock. See “Risk Factors — Risks Relating to Our Business and Structure — We maintain a revolving credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us.”

We are subject to risks associated with our revolving credit facility.

Our revolving credit facility, as amended, imposes certain conditions that may limit the amount of our distributions to stockholders. Distributions payable in our common stock under our dividend reinvestment plan are not limited by the revolving credit facility. Distributions in cash or property other than our common stock are generally limited to 115% of the amount of distributions required to maintain our ability to be subject to taxation as a RIC. We are required under the revolving credit facility to maintain our ability to be subject to taxation as a RIC.

The revolving credit facility requires us to comply with certain financial and operational covenants, including asset and interest coverage ratios, a minimum net worth and minimum number of portfolio investments. For example, the revolving credit facility requires that we maintain an asset coverage ratio of at least 2.10 to 1 at all times and a consolidated interest coverage ratio of at least 2.50 to 1 as of the last day of any fiscal quarter. We may divert cash to pay the lenders in amounts sufficient to cause these tests to be satisfied. Our compliance with these covenants depends on many factors, some of which, such as market conditions, are beyond our control.

Our ability to sell our investments is also limited under the revolving credit facility. Under the revolving credit facility, the sale of any portfolio investment may not cause our covered debt amount to exceed our borrowing base. As a result, there may be times or circumstances during which we are unable to sell investments, pay distributions or take other actions that might be in our best interests.

Availability of borrowings under the revolving credit facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism. As such, declines in the fair market value of our investments which are collateral to the revolving credit facility may reduce availability under our revolving credit facility.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to MC Advisors.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Because the statements made by the head of the United Kingdom Financial Conduct Authority are recent in nature, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined.

We are exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income while an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and increase our interest expense, thereby decreasing our net income. An increase in interest rates available to investors could also make investment in our common stock less attractive unless we are able to increase our dividend rate. In addition, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations.

MRCC SBIC is subject to SBA regulations.

Under current SBA regulations, a licensed SBIC can invest in entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after U.S. federal income taxes (excluding any carryover losses) not exceeding $6.5 million for the two most recent fiscal years. In addition, a licensed SBIC must invest 25.0% of its capital in those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes (excluding any carryover losses) not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on either the number of employees or the gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in certain prohibited industries. Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA staff to determine its compliance with the relevant SBA regulations. Compliance with these SBA requirements may cause MRCC SBIC to forego attractive investment opportunities that are not permitted under the SBA regulations, and may cause MRCC SBIC to make investments it otherwise would not make in order to remain in compliance with these regulations.

Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA debenture program. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. Current SBA regulations provide the SBA with certain rights and remedies if an SBIC violates their terms. Remedies for regulatory violations are graduated in severity depending on the seriousness of capital impairment or other regulatory violations. For minor regulatory infractions, the SBA issues a warning. For more serious infractions, the use of SBA debentures may be limited or prohibited, outstanding debentures can be declared to be immediately due and payable, restrictions on distributions and making new investments may be imposed and management fees may be required to be reduced. In severe cases, the SBA may require the removal of a general partner of an SBIC or its officers, directors, managers or partners, or the SBA may obtain appointment of a receiver for the SBIC.

SBA regulations limit the amount that may be borrowed from the SBA by an SBIC.

The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 300.0% of an SBIC’s regulatory capital or $150.0 million, whichever is less. For two or more SBICs under common control (commonly referred to as a “family of funds”), the maximum amount of outstanding SBA debentures cannot exceed $350.0 million (prior to December 18, 2015, this limitation was $225.0 million). As Monroe Capital has other affiliated SBICs in operation, MRCC SBIC was historically limited to a maximum of $40.0 million in borrowings. Pursuant to the recent increase in the family of funds leverage limitation, we submitted a commitment application to the SBA and on April 13, 2016 MRCC SBIC was approved for $75.0 million in additional SBA-guaranteed debentures, for a total of $115.0 million in available debentures. If MRCC SBIC borrows the maximum amount from the SBA and thereafter requires additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, there can be no assurance that MRCC SBIC will continue to receive SBA debenture funding. Receipt of SBA debenture funding depends upon an SBIC’s continued compliance with SBA regulations and policies and the availability of funding. The amount of SBA debenture funding available to SBICs depends upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient SBA debenture funding available at the times desired by MRCC SBIC.

The debentures issued by MRCC SBIC to the SBA have a maturity of ten years and bear interest semi-annually at fixed rates. MRCC SBIC will need to generate sufficient cash flow to make required debt payments to the SBA. If MRCC SBIC is unable to generate such cash flow, the SBA, as a debt holder, will have a superior claim to our assets over our stockholders in the event it liquidates or the SBA exercises its remedies under such debentures as the result of a default by MRCC SBIC.

MRCC SBIC, as an SBIC, is limited in its ability to make distributions to us, which could result in us being unable to meet the minimum distribution requirements to maintain our ability to be subject to taxation as a RIC.

In order to maintain our ability to be subject to taxation as a RIC, we are required to distribute to our stockholders on an annual basis 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses. For this purpose, our taxable income includes the income of MRCC SBIC (and any other entities that are disregarded as separate from us for U.S. federal income tax purposes). MRCC SBIC’s ability to make distributions to us may be limited by the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder. As a result, in order to maintain our ability to be subject to taxation as a RIC, we may be required to make distributions attributable to MRCC SBIC’s income without receiving any corresponding cash distributions from it with respect to such income. We can make no assurances that MRCC SBIC will be able to make, or not be limited in making, distributions to us. If we are unable to satisfy the annual distribution requirements, we may fail to maintain our ability to be subject to taxation as a RIC, which would result in the imposition of corporate-level U.S. federal income tax on our entire taxable income without regard to any distributions made by us. See “— We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain qualification as a RIC under Subchapter M of the Code.”

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company, which would have a material adverse effect on our business, financial condition and results of operations.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation — Qualifying Assets.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies which could result in the dilution of our position or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations, and cash flows.

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or if there is no readily available market value, at fair value as determined by our board of directors. Many of our portfolio investments may take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of a portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

We expect that most of our investments (other than cash and cash equivalents) will be classified as Level 3 in the fair value hierarchy and require disclosures about the level of disaggregation along with the inputs and valuation techniques we use to measure fair value. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We employ the services of one or more independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty in the value of our portfolio investments, a fair value determination may cause net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing shares of our common stock based on an overstated net asset value would pay a higher price than the value of the investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of investments will receive a lower price for their shares than the value the investment portfolio might warrant.

We adjust quarterly the valuation of our portfolio to reflect the determination of our board of directors of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statements of operations as net change in unrealized gain (loss) on investments.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations may also come into effect, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could have a material adverse effect on our business. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations. The effects of Dodd-Frank on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. President Trump and certain members of Congress have indicated that they will seek to amend or repeal portions of the Dodd-Frank Act, among other federal laws, and drastically reduce the role of regulatory agencies, such as the Consumer Financial Protection Bureau, which may create regulatory uncertainty in the near term. While the impact of the Dodd-Frank Act, and recently-enacted federal tax reform legislation on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act and federal tax reform, including future rules implementing their provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to the strategies and plans set forth herein and may shift our investment focus from the areas of expertise of MC Advisors to other types of investments in which MC Advisors may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

Legislative or other actions relating to taxes could have a negative effect on us.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service (“IRS”) and the U.S. Treasury Department. On December 22, 2017, the U.S. House of Representatives and U.S. Senate enacted “An Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018” (the “2017 Tax Act”). The 2017 Tax Act was signed by the President on December 23, 2017. Such legislation makes many changes to the Internal Revenue Code, including, among other things, significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. While we do not foresee that the 2017 Tax Act or any additional tax legislation will have any impact on our ability to qualify for tax treatment as a RIC, we cannot predict with certainty how any changes in the tax laws, U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation might affect us, investors or our portfolio investments.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority, except as otherwise prohibited by the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Maryland law, we also cannot be dissolved without prior stockholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

MC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

MC Advisors has the right to resign under the Investment Advisory Agreement without penalty at any time upon 60 days’ written notice to us, whether we have found a replacement or not. If MC Advisors resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by MC Advisors and its affiliates. Even if we were able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

MC Management can resign on 60 days’ notice from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

MC Management has the right to resign under the Administration Agreement without penalty upon 60 days’ written notice to us, whether we have found a replacement or not. If MC Management resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by MC Management. Even if we were able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Efforts to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

We are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, our management is required to report on its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As a result, we expect to continue to incur associated expenses, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. There can be no assurance that our quarterly reviews and annual audits will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, our value and results of operations may be adversely affected. As a result, we expect to incur significant associated expenses, which may negatively impact our financial performance and our ability to make distributions.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

We may incur lender liability as a result of our lending activities.

In recent years, a number of judicial decisions have upheld the right of borrowers and others to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. We may be subject to allegations of lender liability, which could be time-consuming and expensive to defend and result in significant liability.

We may incur liability as a result of providing managerial assistance to our portfolio companies.

In the course of providing significant managerial assistance to certain portfolio companies, certain of our management and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of investments in these companies, our management and directors may be named as defendants in such litigation, which could result in an expenditure of our funds, through our indemnification of such officers and directors, and the diversion of management time and resources.

MC Advisors may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

The track record and achievements of the senior investment professionals of Monroe Capital are not necessarily indicative of future results that will be achieved by MC Advisors. As a result, MC Advisors may not be able to achieve the same or similar returns as those achieved by the senior investment professionals of Monroe Capital.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments and could lead to financial losses in our portfolio and a corresponding decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. It is possible that we could become subject to a lender liability claim, including as a result of actions taken if we or MC Advisors render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we or MC Advisors provided managerial assistance to that portfolio company or otherwise exercise control over it, a bankruptcy court might re-characterize our debt as a form of equity and subordinate all or a portion of our claim to claims of other creditors.

Market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

In the past, the global capital markets experienced periods of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on securities perceived as being risk-free and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a general decline in economic conditions. This economic decline materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular. If such a period of disruption were to occur in the future, to the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, and results of operations. The spread between the yields realized on riskier debt securities and those realized on securities perceived as being risk-free has remained narrow on a relative basis recently. If these spreads were to widen or if there were deterioration of market conditions, these events could materially and adversely affect our business.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies, including lower middle-market companies, in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. In addition, our junior secured loans are generally subordinated to senior loans. As such, other creditors may rank senior to us in the event of an insolvency.

Our portfolio companies will likely consist primarily of lower middle-market, privately owned companies, which may present a greater risk of loss than loans to larger companies.

Our portfolio consists, and will most likely continue to consist, primarily of loans to lower middle-market, privately owned companies. Compared to larger, publicly traded firms, these companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business. In addition, many of these companies may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Accordingly, loans made to these types of borrowers may entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.

Investing in lower middle-market companies involves a number of significant risks, including that lower middle-market companies:

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	typically have more limited access to the capital markets, which may hinder their ability to refinance borrowings;
•	will be unable to refinance or repay at maturity the unamortized loan balance as we structure our loans such that a significant balance remains due at maturity;
•	generally have less predictable operating results, may be particularly vulnerable to changes in customer preferences or market conditions, depend on one or a limited number of major customers;
•	may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and
•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

Any of these factors or changes thereto could impair a portfolio company’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a portfolio company’s ability to make scheduled payments on loans from us. This, in turn, may lead to their inability to make payments on outstanding borrowings, which could result in losses in our loan portfolio and a decrease in our net interest income and book value.

Loans may become nonperforming for a variety of reasons.

A nonperforming loan may require substantial debt work-out negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of such loan. Because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers of interests in loans may require the consent of an agent or borrower.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain the election to be regulated as a business development company and qualify as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or MC Advisors have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans underlying our portfolio may be callable at any time, and many of them can be repaid with no premium to par. It is not clear at this time when or if any loan might be called. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. Risks associated with owning loans include the fact that prepayments may occur at any time, sometimes without premium or penalty, and that the exercise of prepayment rights during periods of declining spreads could cause us to reinvest prepayment proceeds in lower-yielding instruments. In the case of some of these loans, having the loan called early may reduce the achievable yield for our company below the stated yield to maturity described elsewhere in this prospectus if the capital returned cannot be invested in transactions with equal or greater expected yields.

Our portfolio may be exposed in part to one or more specific industries, which may subject us to a risk of significant loss in a particular investment or investments if there is a downturn in that particular industry.

Our portfolio may be exposed in part to one or more specific industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

As of March 31, 2018, our investments in the healthcare & pharmaceuticals; banking, finance, insurance & real estate; and high tech industries represented approximately 13.2%, 12.2% and 10.3%, respectively, of the fair value of our portfolio and are subject to certain risks particular to these industries. The laws and rules governing the business of companies in these industries and interpretations of those laws and rules are subject to frequent change and broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies operating in these industries to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices. Policy changes on the local, state and federal level, such as the expansion of the government’s role in these industries, health insurance reform and alternative assessments and changes to tax laws affecting the healthcare industry or real estate in particular, could fundamentally change the dynamics of these industries. Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and to consummate some of their acquisitions and divestitures. In addition, various changes in real estate conditions, such as housing supply and demand, credit availability, the attractiveness of real estate investments and zoning and tax considerations, among other things, may impact our real estate related investments. We have invested and will continue investing in technology companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition, where the leading companies in any particular category may hold a highly concentrated percentage of the overall market share. Any of these factors could materially adversely affect the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us.

To the extent original issue discount and payment-in-kind interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments include original issue discount, or OID, components and may include PIK interest or PIK dividend components. For the three months ended March 31, 2018, PIK interest and PIK dividends comprised approximately 3.9% of our investment income. To the extent original issue discount constitutes a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	We must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID or other amounts accrued will be included in investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy our annual distribution requirements, even though we will not have received any corresponding cash amount. As a result, we may have to sell some of our investments at times or at prices that would not be advantageous to us, raise additional debt or equity capital or forgo new investment opportunities.
•	The higher yield of OID instruments reflect the payment deferral and credit risk associated with these instruments.
•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.
•	OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral.
•	OID instruments generally represent a significantly higher credit risk than coupon loans.
•	OID income received by us may create uncertainty about the source of our cash distributions to stockholders. For accounting purposes, any cash distributions to stockholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by the stockholders, Section 19(a) of the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
•	The deferral of PIK interest has a negative impact on liquidity, as it represents non-cash income that may require distribution of cash dividends to stockholders in order to maintain our RIC status. In addition, the deferral of PIK interest also increases the loan-to-value (“LTV”) ratio at a compounding rate, thus, increasing the risk that we will absorb a loss in the event of foreclosure.
•	OID and market discount instruments create the risk of non-refundable incentive fee payments to MC Advisors based on non-cash accruals that we may not ultimately realize.

We have not yet identified the portfolio company investments we will acquire using the proceeds of an offering.

We have not yet identified potential investments for our portfolio that we may acquire with the proceeds of an offering. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. You will be unable to evaluate any future portfolio company investments prior to purchasing our securities. Additionally, MC Advisors will select our investments subsequent to the closing of an offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our securities.

Pending investment in portfolio companies, we will invest the net proceeds of offerings in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments. As a result, any distributions we make during this period may be substantially smaller than the distributions that we would expect to pay when our portfolio is fully invested.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited by the 1940 Act with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Our portfolio is and may in the future be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect the portfolio company. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources and the provisions of the 1940 Act. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by MC Advisors’ allocation policy.

Because we do not hold controlling equity interests in the majority of our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies, which could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in the majority of our portfolio companies. Our debt investments may provide limited control features such as restrictions, for example, on the ability of a portfolio company to assume additional debt, or to use the proceeds of our investment for other than certain specified purposes. “Control” under the 1940 Act is presumed at more than 25% equity ownership, and may also be present at lower ownership levels where we provide managerial assistance. When we do not acquire a controlling equity position in a portfolio company, we may be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

In addition, many of our investments will likely have a principal amount outstanding at maturity, which could result in a substantial loss to us if the borrower is unable to refinance or repay.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We generally seek to invest capital in senior, unitranche and junior secured loans and, to a lesser extent, unsecured subordinated debt and equity. The portfolio companies in which we invest usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then, to the extent not repaid from the proceeds of the sale of the collateral, we will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt, including in unitranche secured transactions. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected. In addition, a bankruptcy court may choose not to enforce an intercreditor agreement or other agreement with creditors.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

We may also make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are generally more volatile than secured loans and are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high LTV ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

We may be subject to risks associated with syndicated loans.

From time to time, our investments may consist of syndicated loans. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies, including changes in exchange control regulations, political and social instability, expropriation and imposition of foreign taxes. In addition, any investments that we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Factors such as trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments may affect currency values. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.

The 1940 Act generally requires that 70% of our investments be in issuers each of whom, in addition to other requirements, is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not contemplate a significant number of investments in securities of non-U.S. companies. We expect that these investments would focus on the same investments that we intend to make in U.S. middle-market companies and, accordingly, would be complementary to our overall strategy and enhance the diversity of our holdings.

To the extent that these investments are denominated in a foreign currency, we may engage in hedging transactions. Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We may, for example, use instruments such as interest rate swaps, caps, collars and floors, forward contracts or currency options or borrow under a revolving credit facility in foreign currencies to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased.

Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the U.S. Commodity Futures Trading Commission.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

We currently hold and we may in the future make investments that include warrants or other equity or equity-related securities. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests.

However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to Offerings Pursuant to this Prospectus

Investing in our securities may involve an above-average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in our equity securities may not receive distributions or our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. For example, due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. To the extent that we make distributions to stockholders that include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distribution may decrease the investor’s basis in our common stock and increase an investor’s tax liability for capital gains upon the future sale of the stock.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

The issuance or sale by us of shares of our common stock at a price per share, after offering expenses and commission, that is a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades.

We may not be able to pay distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital.

We have paid and intend to continue to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to sustain a specified level of cash distributions or make periodic increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company could limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our stockholders.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may choose to pay a portion of our dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash pursuant to such plan. See “Dividend Reinvestment Plan.” We may distribute taxable dividends that are payable in part in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain or qualified dividend income to the extent such distribution is properly reported as such) to the extent of our current and accumulated earnings and profits for federal income tax purposes. The tax rate for ordinary income will vary depending on a stockholder’s particular characteristics. For individuals, the top marginal federal ordinary income tax rate effective beginning in 2018 is 37%. To the extent distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum qualified dividend federal tax rate of 20%. However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to such dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains currently at a maximum federal tax rate of 20%. See “Material U.S. Federal Income Tax Consequences” for a more detailed discussion.

As a result of receiving dividends in the form of our common stock, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold federal tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in shares of our common stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of shares of our common stock.

In addition, as discussed above, our loans may contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax, we will need to make sufficient distributions, a portion of which may be paid in shares of our common stock, regardless of whether our recognition of income is accompanied by a corresponding receipt of cash.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.” We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

The SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Maryland Control Share Acquisition Act. As a result, we will amend our bylaws to be subject to the Maryland Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and, after notification, the SEC staff does not object to our determination that our being subject to the Maryland Control Share Acquisition Act does not conflict with the 1940 Act. If such conditions are met, and we amend our bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have adopted certain measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our board of directors in three staggered terms and authorizing our board of directors to classify or reclassify shares of our capital stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC or business development company status;
•	the ability of MRCC SBIC, or any other SBIC subsidiary we may form, to obtain and maintain an SBIC license;
•	changes or perceived changes in earnings or variations in operating results;
•	changes or perceived changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of MC Advisors’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

We may allocate the net proceeds from our offerings in ways with which you may disagree.

We will have significant flexibility in investing the proceeds of offerings pursuant to this prospectus and may use the proceeds from such offerings in ways with which you may disagree or for purposes other than those contemplated at the time of the offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds.

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of our publicly issued debt securities may fluctuate.

If we issue publicly issued debt securities, they may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may also be required to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings, if any, may not reflect all risks of an investment in our debt securities or any convertible debt securities.

Our credit ratings, if any, will be an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein about the market value of, or trading market for, any publicly issued debt securities.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

As of March 31, 2018 we had 20,239,957 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause the interests of our common stockholders in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including:

•	our dependence on key personnel;
•	our ability to maintain or develop referral relationships;
•	the ability of MC Advisors to identify, invest in and monitor companies that meet our investment criteria;
•	actual and potential conflicts of interest with MC Advisors and its affiliates;
•	possession of material nonpublic information;
•	potential divergent interests of MC Advisors and our stockholders arising from our incentive fee structure;
•	restrictions on affiliate transactions;
•	competition for investment opportunities;
•	our ability to maintain our qualification as a RIC and as a business development company;
•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;
•	the adequacy of our financing sources;
•	the timing, form and amount of any payments, dividends or other distributions from our portfolio companies;
•	our use of leverage;
•	changes in interest rates;
•	SBA regulations affecting MRCC SBIC or any other wholly-owned SBIC subsidiary;
•	uncertain valuations of our portfolio investments;
•	fluctuations in our quarterly operating results;
•	our ability to issue securities at a discount to net asset value per share;
•	changes in laws or regulations applicable to us or our portfolio companies; and
•	general economic and political conditions and their impact on the industries in which we invest.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies directly in accordance with our investment objective and strategies and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of any offering of our securities.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. It may take more or less time for us to identify, negotiate and enter into investments and fully deploy any proceeds we raise, and we cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

The prospectus supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on The Nasdaq Global Market under the ticker symbol “MRCC” on October 25, 2012. Prior to that date, there was no established trading market for our common stock. Our common stock is now traded on the Nasdaq Global Select Market. Our common stock has historically traded both above and below net asset value (“NAV”).

The following table sets forth the high and low closing sales prices of our common stock, the closing sales price as a percentage of our NAV and the distributions declared by us since January 1, 2016.

	NAV(1)		Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
			High	Low
Year ending December 31, 2018
Second Quarter (through May 23, 2018)	—	(4)	$13.99	$12.31	— (4)	— (4)	—
First Quarter	$13.49		$14.28	$12.20	5.9%	(9.6)%	$0.35	(5)
Year ending December 31, 2017
Fourth Quarter	$13.77		$14.70	$13.75	6.8%	(0.1)%	$0.35	(6)
Third Quarter	$14.01		$15.22	$13.50	8.6%	(3.6)%	$0.35	(6)
Second Quarter	$14.05		$16.14	$14.92	14.9%	6.2%	$0.35	(6)
First Quarter	$14.34		$16.09	$15.18	12.2%	5.9%	$0.35	(6)
Year ending December 31, 2016
Fourth Quarter	$14.52		$15.63	$13.77	7.6%	(5.2)%	$0.35	(7)
Third Quarter	$14.42		$16.25	$14.91	12.7%	3.4%	$0.35	(7)
Second Quarter	$14.50		$14.83	$13.11	2.3%	(9.6)%	$0.35	(7)
First Quarter	$14.45		$14.32	$10.82	(0.9)%	(25.1)%	$0.35	(7)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated by taking the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.
(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”
(4)	NAV calculation is not yet available.
(5)	Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year.
(6)	There was no return of capital for tax purposes for the year ended December 31, 2017.
(7)	There was no return of capital for tax purposes for the year ended December 31, 2016.

To the extent we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution.

We elected to be treated as a RIC under the Code beginning with our taxable year ending December 31, 2012, have qualified in each taxable year since, and intend to qualify annually hereafter. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to continue to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. A return of capital distribution is not a distribution from earnings and profits, but is rather a return of the money initially invested and while it may not be currently taxable, it lowers the stockholder’s basis in the stock, which may result in higher capital gains when the stockholder’s investment in us is ultimately sold.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to MC Advisors. See “Dividend Reinvestment Plan.”

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data as of and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 are derived from our consolidated financial statements that have been audited by RSM US LLP, our independent registered public accounting firm. We derived the selected consolidated financial data as of and for the three months ended March 31, 2018 and 2017 from our unaudited interim consolidated financial statements. In the opinion of the Company, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. Interim results are subject to variation and are not indicative of the results of operations to be expected for a full fiscal year. This consolidated financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	As of and for the three months ended March 31, 2018		As of and for the three months ended March 31, 2017	As of and for the year ended December 31, 2017	As of and for the year ended December 31, 2016	As of and for the year ended December 31, 2015	As of and for the year ended December 31, 2014	As of and for the year ended December 31, 2013
	(unaudited)		(unaudited)
Consolidated statements of operations data:
Total investment income	$14,950		$12,006	$51,107	$45,018	$36,898	$29,913	$18,213
Base management fees	2,163		1,805	7,726	6,347	5,129	4,091	2,752
Incentive fees, net of incentive fee waiver(1)	761		1,290	5,378	5,504	4,685	3,512	1,544
All other expenses	3,561		2,877	11,999	10,661	8,343	7,235	5,267
Net investment income	8,465		6,034	26,004	22,506	18,741	15,075	8,650
Net realized gain (loss) on investments, secured borrowings and foreign currency transactions	12		167	(372)	587	304	299	247
Net change in unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	(7,087)		(3,632)	(13,480)	1,272	(1,153)	(1,465)	869
Net increase (decrease) in net assets resulting from operations	$1,390		$2,569	$12,152	$24,365	$17,892	$13,909	$9,766
Per share data (basic and diluted):
Net asset value	$13.49		$14.34	$13.77	$14.52	$14.19	$14.05	$13.92
Net investment income	0.42		0.36	1.40	1.55	1.60	1.57	1.13
Net realized gain (loss) on investments, secured borrowings and foreign currency transactions	—		0.01	(0.03)	0.04	0.03	0.03	0.03
Net change in unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	(0.35)		(0.22)	(0.72)	0.09	(0.10)	(0.15)	0.12
Net increase (decrease) in net assets resulting from operations	$0.07		$0.15	$0.65	$1.68	$1.53	$1.45	$1.28
Distributions declared:
From net investment income	$0.35	(2)	$0.32	$1.37	$1.40	$1.37	$1.36	$1.15
From capital gains	—	(2)	0.03	0.03	—	0.03	—	—
From return of capital	—	(2)	—	—	—	—	—	0.21
Total distributions declared	$0.35		$0.35	$1.40	$1.40	$1.40	$1.36	$1.36

	As of and for the three months ended March 31, 2018	As of and for the three months ended March 31, 2017	As of and for the year ended December 31, 2017	As of and for the year ended December 31, 2016	As of and for the year ended December 31, 2015		As of and for the year ended December 31, 2014		As of and for the year ended December 31, 2013
	(unaudited)	(unaudited)
Consolidated statements of assets and liabilities data at period end:
Investments, at fair value	$496,034	$418,149	$494,138	$412,920	$341,091		$233,535		$207,920
Cash	3,070	5,483	4,332	5,958	5,278		4,561		14,214
Restricted cash	7,117	10,555	2,867	2,373	8,588		1,176		389
Other assets	6,483	4,510	6,095	3,294	2,353	(3)	1,834	(3)	1,067	(3)
Total assets	512,704	438,697	507,432	424,545	357,310	(3)	241,106	(3)	223,590	(3)
Total debt	233,916	193,047	221,942	177,869	162,607	(3)	103,829	(3)	81,852	(3)
Other liabilities	5,783	6,044	6,791	5,826	10,168	(3)	3,539	(3)	3,646	(3)
Total liabilities	239,699	199,091	228,733	183,695	172,775	(3)	107,368	(3)	85,498	(3)
Total net assets	$273,005	$239,606	$278,699	$240,850	$184,535		$133,738		$138,092
Other data:
Total return based on market value(4)	(8.1)%	4.6%	(1.8)%	29.0%	(0.2)%		30.7%		(9.3)%
Total return based on net asset value(5)	0.5%	1.1%	4.6%	11.7%	11.0%		10.3%		9.2%
Weighted average annualized effective yield at period end(6)	10.6%	9.7%	10.0%	9.6%	10.6%		11.6%		10.7%
Number of portfolio company investments at period end	72	65	72	70	55		40		42
Purchases of investments for the period	$32,479	$41,536	$264,393	$147,780	$193,631		$132,183		$138,781
Principal payments and sales of investments for the period	$25,559	$33,844	$173,446	$81,446	$88,379		$107,073		$65,165

(1)	For the three months ended March 31, 2018 and 2017, no incentive fees were waived. During the years ended December 31, 2017, 2016, 2015, 2014 and 2013, MC Advisors waived part one incentive fees (based on net investment income) of $0.3 million, $0.3 million, zero, zero and zero, respectively.
(2)	Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year.
(3)	In April 2015, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires that debt issuance costs related to a recognized debt liability be presented in the statements of assets and liabilities as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. We adopted ASU 2015-03 during the year ended December 31, 2016 and the consolidated statement of assets and liabilities for prior years was also revised to reflect this presentation.
(4)	Total return based on market value is calculated assuming a purchase of common shares at the market value on the first day and a sale at the market value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under our dividend reinvestment plan (“DRIP”). Total return based on market value does not reflect brokerage commissions.
(5)	Total return based on average net asset value is calculated by dividing the net increase in net assets from operations by the average net asset value.
(6)	The weighted average annualized effective yield on portfolio investments at year end is computed by dividing (a) interest income on debt investments and preferred equity investments (with a stated coupon rate) at the period end effective rate for each investment by (b) the par value of our debt investments and the cost basis of our preferred equity investments. The weighted average annualized effective yield on portfolio investments is a metric on the investment portfolio alone and does not represent a return to stockholders. This metric is not inclusive of our fees and expenses, the impact of leverage on the portfolio or sales load that may be paid by investors.

SELECTED QUARTERLY CONSOLIDATED FINANCIAL DATA

The following table sets forth certain unaudited quarterly financial information for the quarter ended March 31, 2018 and each quarter in our two most recent fiscal years, which were the calendar years ended December 31, 2017 and 2016. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	For the quarter ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(in thousands, except per share data)
Total investment income	$14,950	$13,364	$13,469	$12,268	$12,006
Net investment income	$8,465	$6,995	$6,887	$6,088	$6,034
Net gain (loss) on investments, secured borrowings, foreign currency transactions and foreign currency borrowings	$(7,075)	$(4,754)	$(569)	$(5,064)	$(3,465)
Net increase (decrease) in net assets resulting from operations	$1,390	$2,241	$6,318	$1,024	$2,569
Net investment income per share – basic and diluted	$0.42	$0.35	$0.34	$0.35	$0.36
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.07	$0.11	$0.31	$0.06	$0.15
Net asset value per share at period end	$13.49	$13.77	$14.01	$14.05	$14.34

	For the quarter ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	(in thousands, except per share data)
Total investment income	$11,233	$11,128	$11,118	$11,539
Net investment income	$5,377	$5,583	$5,759	$5,787
Net gain (loss) on investments and secured borrowings	$2,155	$(1,971)	$(482)	$2,157
Net increase (decrease) in net assets resulting from operations	$7,532	$3,612	$5,277	$7,944
Net investment income per share – basic and diluted	$0.32	$0.36	$0.44	$0.44
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.45	$0.23	$0.41	$0.61
Net asset value per share at period end	$14.52	$14.42	$14.50	$14.45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes thereto. The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in this prospectus.

Overview

Monroe Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under the subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We were incorporated under the Maryland General Corporation Law on February 9, 2011. We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We provide customized financing solutions focused primarily on senior secured, junior secured and unitranche secured (a combination of senior secured and junior secured debt in the same facility in which we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock, and warrants.

Our shares are currently listed on the NASDAQ Global Select Market under the symbol “MRCC”.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche secured and junior secured debt and, to a lesser extent, subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche secured and junior secured debt of middle-market companies. Our investments in senior, unitranche and junior secured debt and other investments generally will range between $2.0 million and $18.0 million each, although this investment size may vary proportionately with the size of our capital base. As of March 31, 2018, our portfolio included approximately 76.6% senior secured debt, 9.3% unitranche secured debt, 7.8% junior secured debt and 6.3% equity securities, compared to December 31, 2017, when our portfolio included approximately 78.5% senior secured debt, 8.2% unitranche secured debt, 7.8% junior secured debt and 5.5% equity securities. We expect that the companies in which we invest may be leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in certain cases, will not be rated by national ratings agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies.

While our primary focus is to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

On February 28, 2014, our wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP (“MRCC SBIC”), a Delaware limited partnership, received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Act of 1958. MRCC SBIC commenced operations on September 16, 2013. As of March 31, 2018, MRCC SBIC had $57.6 million in leverageable capital and $112.8 million in SBA-guaranteed debentures outstanding. As of December 31, 2017, MRCC SBIC had $57.6 million in leverageable capital and $109.5 million in SBA-guaranteed debentures outstanding. See “SBA Debentures” below for more information.

Investment income

We generate interest income on the debt investments in portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior, junior or unitranche secured debt, typically have an initial term of three to seven years and bear interest at a fixed or floating rate. In some instances we receive payments on our debt investment based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. In some cases, our investments provide for deferred interest of payment-in-kind (“PIK”) interest. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums and prepayment gains (losses) on loans as interest income. As the frequency or volume of the repayments which trigger these prepayment premiums and prepayment gains (losses) may fluctuate significantly from period to period, the associated interest income recorded may also fluctuate significantly from period to period. Interest and fee income is recorded on the accrual basis to the extent we expect to collect such amounts. Interest income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. We record fees on loans based on the determination of whether the fee is considered a yield enhancement or payment for a service. If the fee is considered a yield enhancement associated with a funding of cash on a loan, the fee is generally deferred and recognized into interest income using the effective interest method if captured in the cost basis or using the straight-line method if the loan is unfunded and therefore there is no cost basis. If the fee is not considered a yield enhancement because a service was provided, and the fee is payment for that service, the fee is deemed earned and recognized as fee income in the period earned.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. The frequency and volume of the distributions on common equity securities and LLC and LP investments may fluctuate significantly from period to period.

Expenses

Our primary operating expenses include the payment of fees to MC Advisors under the Investment Advisory and Management Agreement (management and incentive fees), and the payment of fees to Monroe Capital Management Advisors, LLC (“MC Management”) for our allocable portion of overhead and other expenses under the Administration Agreement and other operating costs. See Note 6 to our consolidated financial statements and “Related Party Transactions” below for additional information on our Investment Advisory and Management Agreement and Administration agreement. Our expenses also include interest expense on our revolving credit facility, our SBA-guaranteed debentures and our secured borrowings. We bear all other out-of-pocket costs and expenses of our operations and transactions.

Net gain (loss) on investments, secured borrowings and foreign currency transactions

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments, secured borrowings, and foreign currency transactions within net change in unrealized gain (loss) on investments, secured borrowings, and foreign currency borrowings in the consolidated statements of operations.

Portfolio and Investment Activity

During the three months ended March 31, 2018, we invested $4.9 million in one new portfolio company and $27.6 million in 12 existing portfolio companies and had $25.6 million in aggregate amount of sales and principal repayments, resulting in net investments of $6.9 million for the period.

During the three months ended March 31, 2017, we invested $27.3 million in two new portfolio companies and $14.2 million in 14 existing portfolio companies and had $33.8 million in aggregate amount of sales and principal repayments, resulting in net investments of $7.7 million for the period.

During the year ended December 31, 2017, we invested $200.4 million in 27 new portfolio companies and $64.0 million in 31 existing portfolio companies and had $173.4 million in aggregate amount of sales and principal repayments, resulting in net investments of $91.0 million for the year.

During the year ended December 31, 2016, we invested $105.2 million in 21 new portfolio companies and $42.6 million in 16 existing portfolio companies and had $81.4 million in aggregate amount of sales and principal repayments, resulting in net investments of $66.4 million for the year.

During the year ended December 31, 2015, we invested $144.8 million in 24 new portfolio companies and $48.8 million in 16 existing portfolio companies and had $88.4 million in aggregate amount of sales and principal repayments, resulting in net investments of $105.2 million for the year.

The following tables show the composition of the investment portfolio (in thousands) and associated yield data:

	March 31, 2018
	Fair Value	Percentage of Total Portfolio	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(2)
Senior secured loans	$380,115	76.6%	10.0%	10.5%
Unitranche secured loans	45,976	9.3	10.4	11.6
Junior secured loans	38,578	7.8	9.8	9.8
LLC equity interest in SLF	16,333	3.3	—	—
Equity securities	15,032	3.0	10.8	10.8
Total	$496,034	100.0%	10.0%	10.6%

	December 31, 2017
	Fair Value	Percentage of Total Portfolio	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(2)
Senior secured loans	$387,874	78.5%	9.6%	9.6%
Unitranche secured loans	40,295	8.2	9.3	11.3
Junior secured loans	38,549	7.8	9.4	9.4
LLC equity interest in SLF	9,640	1.9	—	—
Equity securities	17,780	3.6	10.8	10.8
Total	$494,138	100.0%	9.8%	10.0%

	December 31, 2016
	Fair Value	Percentage of Total Portfolio	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(2)
Senior secured loans	$275,253	66.7%	9.2%	9.2%
Unitranche secured loans	51,638	12.5	10.9	11.4
Junior secured loans	59,366	14.4	9.7	9.7
Equity securities	26,663	6.4	10.8	10.8
Total	$412,920	100.0%	9.5%	9.6%

(1)	The weighted average annualized contractual coupon yield at period end is computed by dividing (a) the interest income on debt investments and preferred equity investments (with a stated coupon rate) at the period end contractual coupon rate for each investment by (b) the par value of our debt investment and the cost basis of our preferred equity investments.
(2)	The weighted average annualized effective yield on portfolio investments at period end is computed by dividing (a) interest income on debt investments and preferred equity investments (with a stated coupon rate) at the period end effective rate for each investment by (b) the par value of our debt investments and the cost basis of our preferred equity investments. The weighted average annualized effective yield on portfolio investments is a metric on the investment portfolio alone and does not represent a return to stockholders. This metric is not inclusive of our fees and expenses, the impact of leverage on the portfolio or sales load that may be paid by investors.

Our March 31, 2018 portfolio composition remained relatively consistent with December 31, 2017, with the largest shift in portfolio composition a result of the additional investments made in SLF during the three months ended March 31, 2018. The increase in contractual interest rates is primarily a result of general increases in LIBOR. The increase in effective yield was also influenced by discount amortization on our investment in Gibson Brands, Inc., which was purchased at a significant discount.

The shift in portfolio composition from December 31, 2016 primarily reflects our investment of a substantial portion of the capital from our public offering during the year ended December 31, 2017 into senior secured loan assets. The increase in contractual and effective interest rates is primarily a result of general increases in LIBOR.

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	March 31, 2018		December 31, 2017		December 31, 2016
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Aerospace & Defense	$5,000	1.0%	$5,000	1.0%	$10,601	2.6%
Automotive	—	—	—	—	7,514	1.8
Banking, Finance, Insurance & Real Estate	60,526	12.2	61,407	12.4	37,130	9.0
Beverage, Food & Tobacco	17,566	3.5	17,770	3.6	16,794	4.1
Chemicals, Plastics & Rubber	10,461	2.1	8,860	1.8	4,040	1.0
Construction & Building	18,573	3.7	18,049	3.6	18,602	4.5
Consumer Goods: Durable	11,693	2.4	11,808	2.4	3,620	0.9
Consumer Goods: Non-Durable	29,768	6.0	26,546	5.4	32,000	7.7
Containers, Packaging & Glass	4,967	1.0	4,928	1.0	3,663	0.9
Energy: Oil & Gas	2,273	0.5	2,352	0.5	7,803	1.9
Environmental Industries	4,397	0.9	4,457	0.9	3,768	0.9
Healthcare & Pharmaceuticals	65,645	13.2	65,582	13.3	56,435	13.7
High Tech Industries	50,967	10.3	46,239	9.4	18,899	4.6
Hotels, Gaming & Leisure	33,241	6.7	42,744	8.6	38,010	9.2
Investment Funds & Vehicles	16,333	3.3	9,640	2.0	—	—
Media: Advertising, Printing & Publishing	23,048	4.6	23,264	4.7	11,742	2.8
Media: Broadcasting & Subscription	15,742	3.2	15,965	3.2	18,046	4.4
Media: Diversified & Production	5,006	1.0	5,006	1.0	4,938	1.2
Metals & Mining	—	—	—	—	5,268	1.3
Retail	35,157	7.1	39,815	8.1	38,147	9.2
Services: Business	34,152	6.9	33,732	6.8	40,164	9.7
Services: Consumer	21,463	4.3	21,474	4.3	24,807	6.0
Telecommunications	2,985	0.6	3,152	0.6	3,430	0.8
Utilities: Electric	2,797	0.6	2,792	0.6	2,999	0.7
Wholesale	24,274	4.9	23,556	4.8	4,500	1.1
Total	$496,034	100.0%	$494,138	100.0%	$412,920	100.0%

Portfolio Asset Quality

MC Advisors’ portfolio management staff closely monitors all credits, with senior portfolio managers covering agented and more complex investments. MC Advisors segregates our capital markets investments by industry. The MC Advisors’ monitoring process and projections developed by Monroe Capital both have daily, weekly, monthly and quarterly components and related reports, each to evaluate performance against historical, budget and underwriting expectations. MC Advisors’ analysts will monitor performance using standard industry software tools to provide consistent disclosure of performance. MC Advisors also monitors our investment exposure using a proprietary trend analysis tool. When necessary, MC Advisors will update our internal risk ratings, borrowing base criteria and covenant compliance reports.

As part of the monitoring process, MC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal proprietary system that uses the categories listed below, which we refer to as MC Advisors’ investment performance rating. For any investment rated in grades 3, 4 or 5, MC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. MC Advisors monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, MC Advisors reviews these investment ratings on a quarterly basis, and our board of directors (the “Board”) reviews and affirms such ratings. A definition of the rating system follows:

Investment Performance Risk Rating	Summary Description
Grade 1	Includes investments exhibiting the least amount of risk in our portfolio. The issuer is performing above expectations or the issuer’s operating trends and risk factors are generally positive.
Grade 2	Includes investments exhibiting an acceptable level of risk that is similar to the risk at the time of origination. The issuer is generally performing as expected or the risk factors are neutral to positive.
Grade 3	Includes investments performing below expectations and indicates that the investment’s risk has increased somewhat since origination. The issuer may be out of compliance with debt covenants; however, scheduled loan payments are generally not past due.
Grade 4	Includes an issuer performing materially below expectations and indicates that the issuer’s risk has increased materially since origination. In addition to the issuer being generally out of compliance with debt covenants, scheduled loan payments may be past due (but generally not more than six months past due). For grade 4 investments, we intend to increase monitoring of the issuer.
Grade 5	Indicates that the issuer is performing substantially below expectations and the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance or payments are substantially delinquent. Investments graded 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we expect to recover.

Our investment performance risk ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or reflect or represent any third-party assessment of any of our investments.

In the event of a delinquency or a decision to rate an investment grade 4 or grade 5, the applicable analyst, in consultation with a member of the investment committee, will develop an action plan. Such a plan may require a meeting with the borrower’s management or the lender group to discuss reasons for the default and the steps management is undertaking to address the under-performance, as well as required amendments and waivers that may be required. In the event of a dramatic deterioration of a credit, MC Advisors intends to form a team or engage outside advisors to analyze, evaluate and take further steps to preserve its value in the credit. In this regard, we would expect to explore all options, including in a private equity sponsored investment, assuming certain responsibilities for the private equity sponsor or a formal sale of the business with oversight of the sale process by us. Several of Monroe Capital’s professionals are experienced in running work-out transactions and bankruptcies.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale as of March 31, 2018 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$3,548	0.7%
2	406,650	82.0
3	51,139	10.3
4	30,508	6.2
5	4,189	0.8
Total	$496,034	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale as of December 31, 2017 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$3,445	0.7%
2	415,094	84.0
3	57,547	11.6
4	18,052	3.7
5	—	—
Total	$494,138	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale as of December 31, 2016 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$—	—%
2	360,338	87.3
3	40,192	9.7
4	12,390	3.0
5	—	—
Total	$412,920	100.0%

As of March 31, 2018, we had two borrowers with loans and preferred equity securities on non-accrual status (Millennial Brands LLC and TPP Operating, Inc.), which comprised 0.8% of our total investments at fair value. As of December 31, 2017, we had two borrowers with loans and preferred equity securities on non-accrual status (Millennial Brands LLC and TPP Operating, Inc.), which comprised 1.7% of our total investments at fair value. Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. As of December 31, 2016, we had three borrowers with loans and preferred equity securities on non-accrual status (Answers Corporation, Millennial Brands LLC and TPP Operating, Inc.), which comprised 2.5% of our total investments at fair value.

Results of Operations

Operating results were as follows (in thousands):

	Three months ended March 31,
	2018	2017
Total investment income	$14,950	$12,006
Total expenses	6,485	5,972
Net investment income	8,465	6,034
Net realized gain (loss) on investments	—	167
Net realized gain (loss) on foreign currency transactions	12	—
Net change in unrealized gain (loss) on investments	(6,645)	(3,631)
Net change in unrealized gain (loss) on secured borrowings	—	(1)
Net change in unrealized gain (loss) on foreign currency borrowings	(442)	—
Net increase (decrease) in net assets resulting from operations	$1,390	$2,569

Investment Income

The composition of our investment income was as follows (in thousands):

	Three months ended March 31,
	2018	2017
Interest income	$12,626	$10,388
Dividend income	435	250
Fee income	724	328
Prepayment gain (loss)	133	652
Accretion of discounts and amortization of premium	1,032	388
Total investment income	$14,950	$12,006

The increase in investment income of $2.9 million during the three months ended March 31, 2018 as compared to the three months ended March 31, 2017, is primarily due to an increase in average outstanding loan balances and an increase in the effective rate on the portfolio. The increase in the effective rate on the portfolio is driven in part by increases in underlying LIBOR rates as well as an increase in net accretion of discounts. These increases were partially offset by a decrease in prepayment gain (loss) as a result of a reduction in the volume of loan payoff activity. The increase in dividend income during the three months ended March 31, 2018, as compared to the prior year period, is driven by an increase in dividend income from our investment in SLF of $0.2 million.

Operating Expenses

The composition of our operating expenses was as follows (dollars in thousands):

	Three months ended March 31,
	2018	2017
Interest and other debt financing expenses	$2,706	$2,010
Base management fees	2,163	1,805
Incentive fees(1)	761	1,290
Professional fees	307	291
Administrative service fees	324	330
General and administrative expenses	176	209
Excise taxes	11	—
Directors’ fees	37	37
Total expenses	$6,485	$5,972

(1)	During the three months ended March 31, 2018 and 2017, no incentive fees were waived. Incentive fees during the three months ended March 31, 2018 were limited by $1.1 million due to the Incentive Fee Limitation. During the three months ended March 31, 2017, incentive fees were not limited. See Note 6 in our attached consolidated financial statements for additional information on the Incentive Fee Limitation.

The composition of our interest and other debt financing expenses was as follows (dollars in thousands):

	Three months ended March 31,
	2018	2017
Interest expense – revolving credit facility	$1,557	$1,345
Interest expense – SBA guaranteed debentures	868	406
Amortization of deferred financing costs	281	231
Interest expense – secured borrowings	—	21
Other	—	7
Total interest and other debt financing expenses	$2,706	$2,010

The increase in expenses of $0.5 million during the three months ended March 31, 2018 as compared to the three months ended March 31, 2017, is primarily due to an increase in base management fees due to the growth in invested assets and an increase in interest expense as a result of additional borrowings (including SBA-guaranteed debentures) required to support the growth of the portfolio, partially offset by a decrease in incentive fees due to the Incentive Fee Limitation during the three months ended March 31, 2018.

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions

During the three months ended March 31, 2018 and 2017, we had sales of investments of zero and $2.1 million, respectively, resulting in zero and $0.2 million of net realized gains (losses), respectively.

During the three months ended March 31, 2018 and 2017, we had $12 thousand and zero of net realized gains on foreign currency transactions, respectively.

Net Change in Unrealized Appreciation (Depreciation) on Investments, Secured Borrowings and Foreign Currency Borrowings

For the three months ended March 31, 2018 and 2017, our investments had ($6.6) million and ($3.6) million of net change in unrealized gain (loss), respectively. The net change in unrealized gain (loss) includes both unrealized gain on investments in our portfolio with mark-to-market gains during the period and unrealized loss on investments in our portfolio with mark-to-market losses during the period. The largest contributor to the net unrealized mark-to-market losses during the three months ended March 31, 2018 was our common equity ownership in Rockdale Blackhawk, LLC of ($2.3) million, and our debt investment in TPP Operating, Inc. of ($4.8) million.

For the three months ended March 31, 2018 and 2017, our secured borrowings had zero and ($1) thousand of net change in unrealized gain (loss), respectively.

For the three months ended March 31, 2018 and 2017, our foreign currency borrowings had ($442) thousand and zero of net change in unrealized gain (loss), respectively.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2018 and 2017, the net increase in net assets from operations was $1.4 million and $2.6 million, respectively. Based on the weighted average shares of common stock outstanding for the three months ended March 31, 2018 and 2017, our per share net increase in net assets resulting from operations was $0.07 and $0.15, respectively. The $1.2 million decrease during the three months ended March 31, 2018 as compared to the three months ended March 31, 2017, is primarily the result of an increase in net unrealized mark-to-market losses on investments in the portfolio partially offset by an increase in net investment income.

Comparison of the Years Ended December 31, 2017, 2016 and 2015

Operating results are as follows (dollars in thousands):

	For the years ended December 31,
	2017	2016	2015
Total investment income	$51,107	$45,018	$36,898
Total expenses, net of incentive fee waiver	25,103	22,512	18,157
Net investment income	26,004	22,506	18,741
Net realized gain (loss) on investments	(439)	587	304
Net realized gain (loss) on secured borrowings	66	—	—
Net realized gain (loss) on foreign currency transactions	1	—	—
Net change in unrealized gain (loss) on investments	(13,120)	1,325	(1,085)
Net change in unrealized gain (loss) on secured borrowings	(6)	(53)	(68)
Net change in unrealized gain (loss) on foreign currency borrowings	(354)	—	—
Net increase (decrease) in net assets resulting from operations	$12,152	$24,365	$17,892

Investment Income

The composition of our investment income was as follows (dollars in thousands):

	For the years ended December 31,
	2017	2016	2015
Interest income	$44,565	$36,448	$32,536
Dividend income	1,002	4,548	626
Fee income	1,890	1,471	1,401
Prepayment gain (loss)	1,790	995	1,230
Accretion of discounts and amortization of premiums	1,860	1,556	1,105
Total investment income	$51,107	$45,018	$36,898

The increase in investment income of $6.1 million during the year ended December 31, 2017 is primarily due to an increase in average outstanding loan balances and an increase in prepayment loan activity, partially offset by a decrease in dividend income. The decrease in dividend income during the year ended December 31, 2017, as compared to the prior years, is driven by a decrease in dividend income from our investment in Rockdale Blackhawk, LLC (“Rockdale”) of $3.5 million. While we have received significant equity distributions from our investment in Rockdale in the past, the timing and amount of these distributions are not within our control and are difficult to predict and may fluctuate significantly from period to period. The increase in investment income of $8.1 million during the year ended December 31, 2016 is primarily due to an increase in average outstanding loan balances and an increase in dividend income, partially offset by declines in the effective yield on the investment portfolio.

Operating Expenses

The composition of our operating expenses was as follows (dollars in thousands):

	For the years ended December 31,
	2017	2016	2015
Interest and other debt financing expenses	$8,312	$6,782	$5,400
Base management fees	7,726	6,347	5,129
Incentive fees, net of incentive fee waiver(1)	5,378	5,504	4,685
Professional fees	1,243	988	835
Administrative service fees	1,248	1,287	1,078
General and administrative expenses	948	779	799
Excise taxes	100	679	83
Directors’ fees	148	146	148
Total expenses, net of incentive fee waiver	$25,103	$22,512	$18,157

(1)	During the years ended December 31, 2017 and 2016, MC Advisors waived part one incentive fees (based on net investment income) of $0.3 million and $0.3 million, respectively. Incentive fees during the year ended December 31, 2017 were limited by $0.4 million due to the Incentive Fee Limitation. See Note 6 in our attached consolidated financial statements for additional information on the Incentive Fee Limitation.

The composition of our interest and other debt financing expenses was as follows (dollars in thousands):

	For the years ended December 31,
	2017	2016	2015
Interest expense – revolving credit facility	$4,771	$4,422	$3,290
Interest expense – SBA guaranteed debentures	2,434	1,340	1,080
Amortization of deferred financing costs	1,042	820	742
Interest expense – secured borrowings	34	123	198
Other	31	77	90
Total interest and other debt financing expenses	$8,312	$6,782	$5,400

The increase in expenses of $2.6 million during the year ended December 31, 2017, is primarily due to an increase in base management fees due to the growth in invested assets and an increase in interest expense as a result of additional borrowings (including SBA-guaranteed debentures) required to support the growth of the portfolio. These increases were partially offset by a decline in the accrual for excise taxes for the year ended December 31, 2017 as a result of lower undistributed taxable income.

The increase in expenses of $4.4 million during the year ended December 31, 2016 is primarily due to an increase in base management fees and incentive fees primarily due to the growth in invested assets. Increases in interest expense also contributed to the increase in expenses during the year ended December 31, 2016 as a result of additional borrowings (including SBA-guaranteed debenture borrowings) required to support the growth of the portfolio.

Net Realized Gain (Loss) on Investments, Secured Borrowings and Foreign Currency Transactions

During the years ended December 31, 2017, 2016 and 2015, we had sales of investments of $16.9 million, $0.6 million and $0.4 million, respectively, resulting in ($0.4) million, $0.6 million and $0.3 million of net realized gains (losses), respectively. During the year ended December 31, 2017, the net realized losses on the portfolio were primarily driven by the exit of our investment in Fabco Automotive Corporation (“Fabco”).

During the years ended December 31, 2017, 2016 and 2015, we had sales of secured borrowings of $1.3 million, zero and zero resulting in $66 thousand, zero and zero of net realized gains, respectively.

During the years ended December 31, 2017, 2016 and 2015, we had $1 thousand, zero and zero of net realized gains on foreign currency transactions, respectively.

Net Change in Unrealized Gain (Loss) on Investments, Secured Borrowings and Foreign Currency Borrowings

For the years ended December 31, 2017, 2016 and 2015, our investments had ($13.1) million, $1.3 million and ($1.1) million of net change in unrealized gain (loss), respectively. The net change in unrealized gain (loss) includes both unrealized gain on investments in our portfolio with mark-to-market gains during the year and unrealized loss on investments in our portfolio with mark-to-market losses during the year. The net change in unrealized losses during the year ended December 31, 2017 was primarily attributable to mark-to-market losses on our common equity investment in Rockdale of ($9.7) million and our debt investment in TPP Operating, Inc. of ($5.3) million. The mark-to-market losses on our common equity investment in Rockdale during the year ended December 31, 2017 are primarily attributable to the significant reductions in reported and projected revenue and EBITDA for Rockdale. These reductions were primarily attributable to significant reductions in insurance reimbursement rates and an ongoing dispute with Rockdale’s most significant insurance company payor, which resulted in increased operating losses at several of Rockdale’s hospitals and clinics. During the year ended December 31, 2016, TPP Operating, Inc. (formerly TPP Acquisition, Inc., collectively “TPP”) filed for bankruptcy and underwent a restructuring process. Net change in unrealized loss on our investments in TPP were ($5.1) million and ($5.7) million during the years ended December 31, 2016 and 2015, respectively. See Note 5 in our attached consolidated financial statements for additional information on the TPP restructuring and the valuation of these investments.

For the years ended December 31, 2017, 2016 and 2015, our secured borrowings had ($6) thousand, ($53) thousand and ($68) thousand of net change in unrealized gain (loss), respectively. For the years ended December 31, 2017, 2016 and 2015, our foreign currency borrowings had ($354) thousand, zero and zero of net change in unrealized gain (loss), respectively.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2017, 2016 and 2015, the net increase in net assets from operations was $12.2 million, $24.4 million and $17.9 million, respectively. Based on the weighted average shares of common stock outstanding for the years ended December 31, 2017, 2016 and 2015, our per share net increase in net assets resulting from operations was $0.65, $1.68 and $1.53, respectively. The $12.2 million decrease during the year ended December 31, 2017, is primarily the result of an increase in net unrealized mark-to-market losses on investments in the portfolio, partially offset by an increase in net investment income due to portfolio growth. The increase of $6.5 million during the year ended December 31, 2016 is primarily the result of increases in net investment income due to portfolio growth and increases in net unrealized gain in the investment portfolio.

Liquidity and Capital Resources

As of March 31, 2018, we had $3.1 million in cash, $7.1 million in cash at MRCC SBIC, $125.6 million of total debt outstanding on our revolving credit facility and $112.8 million in outstanding SBA-guaranteed debentures. We had $74.4 million available for additional borrowings on our revolving credit facility and $2.2 million in available SBA-guaranteed debentures.

As of December 31, 2017, we had $4.3 million in cash, $2.9 million in cash at MRCC SBIC, $117.1 million of total debt outstanding on our revolving credit facility and $109.5 million in outstanding SBA-guaranteed debentures. We had $82.9 million available for additional borrowings on our revolving credit facility and $5.5 million in available SBA-guaranteed debentures. See “Borrowings” below for additional information.

Cash Flows

For the three months ended March 31, 2018 and 2017, we experienced a net increase in cash and restricted cash of $3.0 million and $7.7 million, respectively. For the three months ended March 31, 2018, operating activities used $1.2 million, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. For the three months ended March 31,

2017, operating activities used $3.4 million, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the three months ended March 31, 2018, we generated $4.2 million from financing activities, primarily as a result of net proceeds from net borrowings on our revolving credit facility and SBA debenture borrowings, partially offset by distributions to stockholders. During the three months ended March 31, 2017, we generated $11.1 million from financing activities primarily as a result of net proceeds from capital raises, borrowings on our revolving credit facility and SBA debentures, partially offset by distributions to stockholders.

For the year ended December 31, 2017, we experienced a net decrease in cash and restricted cash of $1.1 million. During the same period we used $69.6 million in operating activities, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the same period, we generated $68.4 million from financing activities, primarily as a result of net proceeds from capital raises and SBA debenture borrowings, partially offset by net repayments on our revolving credit facility and distributions to stockholders.

For the year ended December 31, 2016, we experienced a net decrease in cash and restricted cash of $5.5 million. During the same period we used $51.9 million in operating activities, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the same year, we generated $46.3 million from financing activities, principally from net proceeds from our capital raises during the period, net borrowings on our revolving credit facility and SBA-guaranteed debenture borrowings, partially offset by distributions to stockholders and decreases in secured borrowings.

For the year ended December 31, 2015, we experienced a net increase in cash and restricted cash of $8.1 million. During the same period we used $82.7 million in operating activities, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the same period, we generated $90.8 million from financing activities, principally from net proceeds from our capital raises during the period, net borrowings on our revolving credit facility and SBA-guaranteed debenture borrowings, partially offset by distributions to stockholders and decreases in secured borrowings.

Capital Resources

As a BDC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. We intend to generate additional cash primarily from future offerings of securities, future borrowings and cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be to invest in portfolio companies and make cash distributions to our stockholders.

As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board, including independent directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders have approved such sales. On July 14, 2016, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year, subject to certain limitations. On July 21, 2017 our stockholders once again voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year, subject to certain limitations. As of March 31, 2018, and December 31, 2017 and 2016, we had 20,239,957, 20,239,957 and 16,581,869 shares outstanding, respectively.

On June 24, 2015, our stockholders approved a proposal to authorize us to issue warrants, options or rights to subscribe to, convert to, or purchase our common stock in one or more offerings. This is a standing authorization and does not require annual re-approval by our stockholders.

On March 27, 2018, our Board approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the asset coverage ratio test applicable to us will be decreased from 200% to 150%, effective March 27, 2019 (or prior to March 27, 2019 if stockholders approve a proposal authorizing a minimum asset coverage ratio of at least 150% at our annual meeting of stockholders). As of March 31, 2018, December 31, 2017 and December 31, 2016, our asset coverage ratio was 313.8%, 334.0% and 281.6%, respectively.

Stock Issuances:  On February 6, 2015, we entered into an at-the-market (“ATM”) securities offering program with MLV & Co. LLC (“MLV”) and JMP Securities LLC (“JMP”) through which we could sell, by means of ATM offerings from time to time, up to $50.0 million of our common stock. During the year ended December 31, 2015, we sold 672,597 shares at an average price of $14.88 per share for gross proceeds of $10.0 million under the ATM program. Aggregate underwriters’ discounts and commissions were $0.2 million and offering costs were $83 thousand, resulting in net proceeds of approximately $9.8 million.

On April 20, 2015, we closed a public offering of 2,450,000 shares of its common stock at a public offering price of $14.85 per share, raising approximately $36.4 million in gross proceeds. On May 18, 2015, we sold an additional 367,500 shares of our common stock, at a public offering price of $14.85 per share, raising approximately $5.5 million in gross proceeds pursuant to the underwriters’ exercise of the over-allotment option. Aggregate underwriters discounts and commissions were $1.7 million and offering costs were $0.3 million, resulting in net proceeds of $39.9 million on these non-ATM program issuances during the year ended December 31, 2015.

On July 1, 2016, we amended the ATM securities offering program with MLV and JMP to replace MLV with FBR Capital Markets & Co. (“FBR”), an affiliate of MLV (the “Prior ATM Program”). On May 12, 2017, we entered into new equity distribution agreements with each of FBR and JMP that reference our current registration statement (the “ATM Program”). All other material terms of the Prior ATM Program remain unchanged under the ATM Program. During the year ended December 31, 2016, there were no stock issuances under the Prior ATM Program. During the three months ended March 31, 2017, we sold 113,600 shares at an average price of $15.70 per share for gross proceeds of $1.8 million under the Prior ATM program. Aggregate underwriters’ discounts and commissions were $27 thousand and offering costs were $21 thousand, resulting in net proceeds of approximately $1.7 million. During the year ended December 31, 2017, we sold 173,939 shares at an average price of $15.71 per share for gross proceeds of $2.7 million under the Prior ATM Program and no shares were sold under the ATM Program. Aggregate underwriters’ discounts and commissions were $41 thousand and offering costs were $23 thousand, resulting in net proceeds of approximately $2.7 million.

On July 25, 2016, we closed a public offering of 3,100,000 shares of our common stock at a public offering price of $15.50 per share, raising approximately $48.1 million in gross proceeds. On August 3, 2016, we sold an additional 465,000 shares of our common stock, at a public offering price of $15.50 per share, raising approximately $7.2 million in gross proceeds pursuant to the underwriters’ exercise of the over-allotment option. Aggregate underwriters’ discounts and commissions were $2.2 million and offering costs were $0.5 million, resulting in net proceeds of $52.5 million.

On June 9, 2017, we closed a public offering of 3,000,000 shares of our common stock at a public offering price of $15.00 per share, raising approximately $45.0 million in gross proceeds. On June 14, 2017, pursuant to the underwriters’ exercise of the over-allotment option, we sold an additional 450,000 shares of our common stock, at a public offering price of $15.00 per share, raising an additional $6.8 million in gross proceeds for a total of $51.8 million. Aggregate underwriters’ discounts and commissions were $2.1 million and offering costs were $0.1 million, resulting in net proceeds of approximately $49.6 million.

There were no stock issuances during the three months ended March 31, 2018.

Borrowings

Revolving Credit Facility:  As of March 31, 2018, we had U.S. dollar borrowings of $113.3 million and non-U.S. dollar borrowings denominated in Great Britain pounds of £8.8 million ($12.3 million in U.S. dollars) under our revolving credit facility with ING Capital LLC, as agent, to finance the purchase of our assets. The borrowings denominated in Great Britain pounds may be positively or negatively affected by movements in the rate of exchange between the U.S. dollar and the Great Britain pound. These movements are beyond our control and cannot be predicted. The borrowings denominated in Great Britain pounds are translated into U.S. dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign currency borrowings is included in net change in unrealized gain (loss) on foreign currency borrowings in our consolidated statements of operations and totaled ($0.4) million and zero for the three months ended March 31, 2018 and 2017, respectively. As of December 31, 2017, we had U.S. dollar borrowings of $105.2 million and non-U.S. dollar borrowings denominated in Great Britain pounds of £8.8 million ($11.9 million in U.S. dollars) under our revolving credit facility. As of December 31, 2016, we had U.S. dollar borrowings of $129.0 million outstanding under the revolving credit facility. The net change in unrealized gain (loss) on foreign currency borrowings in our consolidated statements of operations totaled ($0.4) million and zero for the years ended December 31, 2017 and 2016, respectively. As of March 31, 2018, the maximum amount we were able to borrow was $200.0 million and this borrowing can be increased to $300.0 million pursuant to an accordion feature (subject to maintaining 200% asset coverage, as defined by the 1940 Act). On February 22, 2017, we closed a $40.0 million upsize to the revolving credit facility, bringing the maximum amount we are able to borrow from $160.0 million to the now current maximum amount of $200.0 million, in accordance with the facility’s accordion feature. The maturity date on the facility is December 14, 2020.

The revolving credit facility is secured by a lien on all of our assets, including cash on hand, but excluding the assets of our wholly-owned subsidiary, MRCC SBIC. Our ability to borrow under the revolving credit facility is subject to availability under a defined borrowing base, which varies based on portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. We may make draws under the revolving credit facility to make or purchase additional investments through December 2019 and for general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at our election, at an annual rate of LIBOR (one-month, two-month, three-month or six-month at our discretion based on the term of the borrowing) plus 3.00% (or 2.75% if our net worth (excluding investments in MRCC SBIC) exceeds $225.0 million) or at a daily rate equal to 2.00% (or 1.75% if our net worth (excluding investments in MRCC SBIC) exceeds $225.0 million) per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. In addition to the stated interest rate on borrowings under the revolving credit facility, we are required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 65% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 65% of the then available maximum borrowing. As of March 31, 2018, and December 31, 2017 and 2016, the outstanding borrowings were accruing at a weighted average interest rate of 4.6%, 4.4% and 3.8%, respectively. The weighted average interest rate of the revolving credit facility borrowings (excluding debt issuance costs) for the three months ended March 31, 2018 and 2017 was 4.6% and 4.1%, respectively. The weighted average interest rate of the revolving credit facility borrowings (excluding debt issuance costs) for the years ended December 31, 2017, 2016 and 2015 was 4.2%, 3.6% and 3.6%, respectively. The weighted average fee rate on the unused portion of the revolving credit facility for the three months ended March 31, 2018 and 2017 was 0.5% and 0.5%, respectively. The weighted average fee rate on the unused portion of the revolving credit facility for the years ended December 31, 2017, 2016 and 2015 was 0.5%, 0.5% and 0.5%, respectively.

Our ability to borrow under the revolving credit facility is subject to availability under the borrowing base, which permits us to borrow up to 70% of the fair market value of our portfolio company investments depending on the type of the investment we hold and whether the investment is quoted. Our ability to borrow is also subject to certain concentration limits, and our continued compliance with the representations, warranties and covenants given by us under the facility. The revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, our maintenance of: (1) a minimum consolidated total net assets at least equal to the greater of (a) 40% of the consolidated total assets on the last day of each quarter or (b) $120.0 million plus 65% of the net proceeds to us from sales of our securities after December 14, 2015; (2) a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.1 times; and (3) a ratio of earnings before interest and taxes to interest expense of at least 2.5 times. The revolving credit facility also requires us to undertake customary indemnification obligations with respect to ING Capital LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both Monroe Capital Corporation and MC Advisors, failure to comply with financial and negative covenants, and failure to maintain our relationship with MC Advisors. If we incur an event of default under the revolving credit facility and fail to remedy such default under any applicable grace period, if any, then the entire revolving credit facility could become immediately due and payable, which would materially and adversely affect our liquidity, financial condition, results of operations and cash flows.

Our revolving credit facility also imposes certain conditions that may limit the amount of our distributions to stockholders. Distributions payable in our common stock under the DRIP are not limited by the revolving credit facility. Distributions in cash or property other than common stock are generally limited to 115% of the amount of distributions required to maintain our status as a RIC.

See “Recent Developments” for additional disclosure regarding an amendment to the revolving credit facility which occurred on April 25, 2018.

SBA Debentures:  On February 28, 2014, our wholly-owned subsidiary, MRCC SBIC, received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013.

The SBIC license allows MRCC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis (pooling date) at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, has a superior claim to MRCC SBIC’s assets over our stockholders in the event we liquidate MRCC SBIC or the SBA exercises its remedies upon an event of default.

SBA regulations currently limit the amount that an individual SBIC may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a leverage commitment from the SBA and has been through an audit examination by the SBA subsequent to licensing. The SBA also historically limited a related group of SBICs (commonly referred to as a “family of funds”) to a maximum of $225.0 million in total borrowings. On December 18, 2015, this family of funds limitation was raised to $350.0 million in total borrowings. As we have other affiliated SBICs already in operation, MRCC SBIC was historically limited to a maximum of $40.0 million in borrowings. Pursuant to the increase in the family of funds limitation, we submitted a commitment application to the SBA and on April 13, 2016 we were approved for $75.0 million in additional SBA-guaranteed debentures for MRCC SBIC for a total of $115.0 million in available debentures.

As of March 31, 2018, MRCC SBIC had $57.6 million in leverageable capital and $112.8 million in SBA-guaranteed debentures outstanding. As of December 31, 2017, MRCC SBIC had $57.6 million in leverageable capital and $109.5 million in SBA-guaranteed debentures outstanding. As of December 31, 2016, MRCC SBIC had $41.0 million in leverageable capital and $51.5 million in SBA-guaranteed debentures outstanding. As of March 31, 2018, we have made all required leverageable capital contributions to MRCC SBIC in order to access the remaining $2.2 million in available SBA-guaranteed debentures.

As of March 31, 2018, MRCC SBIC had the following SBA-guaranteed debentures outstanding (dollars in thousands):

Maturity Date	Interest Rate		Amount
September 2024	3.4%		$12,920
March 2025	3.3%		14,800
March 2025	2.9%		7,080
September 2025	3.6%		5,200
March 2027	3.5%		20,000
September 2027	3.2%		32,100
March 2028	3.2%		18,520
September 2028	3.3	%(1)	2,180
Total			$112,800

(1)	Represents an interim rate of interest as the SBA-guaranteed debentures had not yet pooled.

As of December 31, 2017, MRCC SBIC had the following SBA-guaranteed debentures outstanding (dollars in thousands):

Maturity Date	Interest Rate		Amount
September 2024	3.4%		$12,920
March 2025	3.3%		14,800
March 2025	2.9%		7,080
September 2025	3.6%		5,200
March 2027	3.5%		20,000
September 2027	3.2%		32,100
March 2028	2.5	%(1)	9,160
March 2028	2.6	%(1)	2,780
March 2028	2.7	%(1)	5,480
Total			$109,520

(1)	Represents an interim rate of interest as the SBA-guaranteed debentures had not yet pooled.

As of December 31, 2016, MRCC SBIC had the following SBA-guaranteed debentures outstanding (dollars in thousands):

Maturity Date	Interest Rate		Amount
September 2024	3.4%		$12,920
March 2025	3.3%		14,800
March 2025	2.9%		7,080
September 2025	3.6%		5,200
March 2027	2.1	%(1)	9,200
March 2027	2.0	%(1)	2,300
Total			$51,500

(1)	Represents an interim rate of interest as the SBA-guaranteed debentures had not yet pooled.

On October 2, 2014, the Company was granted exemptive relief from the SEC for permission to exclude the debt of MRCC SBIC guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. The receipt of this exemption for this SBA-guaranteed debt increases flexibility under the 200% asset coverage test.

Secured Borrowings:   Certain partial loan sales do not qualify for sale accounting under Accounting Standards Codification (“ASC”) Topic 860 — Transfers and Servicing (“ASC Topic 860”) because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations.

As of March 31, 2018 and December 31, 2017, there were no secured borrowings. As of December 31, 2016, secured borrowings at fair value totaled $1.3 million and the fair value of the loans that are associated with these secured borrowings was $5.8 million. These secured borrowings were created as a result of our completion of partial loan sales of certain unitranche secured loan assets during the year ended December 31, 2013, that did not meet the definition of a “participating interest.” As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. No such partial loan sales occurred during the three months ended March 31, 2018 or the years ended December 31, 2017 and 2016. During the years ended December 31, 2017, 2016 and 2015, repayments on secured borrowings totaled $1.3 million,

$1.2 million and $1.6 million, respectively. The weighted average interest rate on our secured borrowings was approximately zero and 6.3% as of December 31, 2017 and 2016, respectively.

Distribution Policy

Our Board will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a quarterly basis. In order to avoid corporate-level tax on the income we distribute as a RIC, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. Distributions to stockholders for the three months ended March 31, 2018 and 2017, totaled $7.1 million ($0.35 per share) and $5.8 million ($0.35 per share), respectively. The tax character of such distributions is determined at the end of the fiscal year. However, if the character of such distributions were determined as of March 31, 2018 and 2017, no portion of these distributions would have been characterized as a tax return of capital to stockholders. Distributions to stockholders for years ended December 31, 2017, 2016 and 2015 totaled $27.0 million ($1.40 per share), $20.7 million ($1.40 per share) and $16.7 million ($1.40 per share), respectively, none of which represented return of capital.

We have adopted an “opt out” dividend reinvestment plan (“DRIP”) for our common stockholders. As a result, if we declare a distribution, our stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes.

MRCC Senior Loan Fund I, LLC

We co-invest with NLV Financial Corporation (“NLV”), in senior secured loans through SLF, an unconsolidated Delaware limited liability company. SLF is capitalized as underlying investment transactions are completed, taking into account available debt and equity commitments available for funding these investments. All portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee, consisting of one representative of each of us and NLV. SLF may cease making new investments upon notification of either member, but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by SLF are measured at fair value using the same valuation methodologies as described below. The Company’s investment is illiquid in nature as SLF does not allow for withdrawal from the LLC or the sale of a member’s interest unless approved by the board of members of SLF. The full withdrawal of a member would result in an orderly wind-down of SLF.

SLF’s profits and losses are allocated to us and NLV in accordance with the respective ownership interests. As of March 31, 2018, we and NLV owned 50.0% and 50.0%, respectively, of the LLC equity interests. As of March 31, 2018, SLF had $100.0 million in commitments from its members (in the aggregate), of which $31.5 million was funded. As of December 31, 2017, we and NLV owned 50.0% and 50.0%, respectively, of the LLC equity interests. As of December 31, 2017, SLF had $100.0 million in commitments from its members (in the aggregate), of which $19.0 million was funded.

SLF has entered into a senior secured revolving credit facility (as amended, the “SLF Credit Facility”) with Capital One, N.A., through its wholly-owned subsidiary MRCC Senior Loan Fund I Financing SPV, LLC (“SLF SPV”), which as of March 31, 2018 allowed SLF SPV to borrow up to $100.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. Borrowings under the SLF Credit Facility bear interest at an annual rate of LIBOR (three-month) plus 2.25%. The maturity date on the SLF Credit Facility is March 22, 2023.

SLF does not pay any fees to MC Advisors or its affiliates; however, SLF has entered into an administration agreement with MC Management, pursuant to which certain loan servicing and administrative functions are delegated to MC Management. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. No such expenses have been incurred or charged to SLF through March 31, 2018. There are no agreements or understandings by which we guarantee any SLF obligations.

As of March 31, 2018 and December 31, 2017, SLF had total assets at fair value of $60.5 million and $41.6 million, respectively. As of March 31, 2018 and December 31, 2017, SLF had zero and zero portfolio company investments on non-accrual status, respectively. The portfolio companies in SLF are in industries and geographies similar to those in which we may invest directly. Additionally, as of March 31, 2018 and December 31, 2017, SLF had commitments to fund various undrawn revolving credit and delayed draw loans to its portfolio companies totaling $3.8 million and $2.1 million, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual investments in SLF’s portfolio as of March 31, 2018 and December 31, 2017 (in thousands):

	As of
	March 31, 2018	December 31, 2017
Senior secured loans(1)	58,207	29,438
Weighted average current interest rate on senior secured loans(2)	7.4%	7.1%
Number of borrowers in SLF	17	8

(1)	Represents outstanding principal amount, excluding unfunded commitments.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at outstanding principal amount.

MRCC SENIOR LOAN FUND I, LLC
SCHEDULE OF INVESTMENTS
March 31, 2018
(in thousands)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate(b)	Maturity	Principal	Fair Value
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
MTC Intermediate Holdco, Inc.	L+4.75%	6.63%	1/30/2023	5,000	$4,998
				5,000	4,998
Beverage, Food & Tobacco
Il Fornaio (America) Corporation	L+6.50%	8.38%	11/10/2022	4,973	4,973
US Salt, LLC	L+4.75%	6.63%	11/30/2023	3,500	3,500
				8,473	8,473
Chemicals, Plastics & Rubber
Loparex International B.V.(c)	L+4.25%	6.13%	4/09/2025	500	498
Peach State Labs, LLC, and Flow Polymers, LLC	L+6.25%	7.92%	6/30/2021	2,876	2,891
				3,376	3,389
Construction & Building
Fastener Acquisition, Inc.(c)	L+4.25%	6.13%	3/23/2025	1,333	1,338
				1,333	1,338

Portfolio Company(a)	Spread Above Index(b)	Interest Rate(b)	Maturity	Principal	Fair Value
Consumer Goods: Non-Durable
Solaray, LLC	L+6.50%	8.53%	9/09/2023	1,621	1,621
Solaray, LLC (Delayed Draw)(d)	L+6.50%	8.53%	9/09/2023	1,875	838
				3,496	2,459
Healthcare & Pharmaceuticals
LSCS Holdings, Inc.(c)	L+4.25%	6.40%	3/16/2025	2,800	2,786
LSCS Holdings, Inc. (Delayed Draw)(c)(d)	L+4.25%	6.40%	3/16/2025	700	—
Radiology Partners Holdings, LLC	L+5.75%	7.69%	12/04/2023	1,701	1,704
Radiology Partners Holdings, LLC (Delayed Draw)(d)	L+5.75%	7.69%	12/04/2023	1,170	396
				6,371	4,886
High Tech Industries
Gigamon, Inc.	L+4.50%	6.80%	12/19/2024	2,993	3,022
				2,993	3,022
Media: Diversified & Production
Research Now Group, Inc. and Survey Sampling International, LLC	L+5.50%	7.86%	12/06/2024	6,983	6,950
				6,983	6,950
Services: Business
Engage2Excel, Inc.	L+6.50%	8.54%	3/07/2023	4,375	4,288
Engage2Excel, Inc. (Revolver)(d)	L+6.50%	8.21%	3/07/2023	545	98
Output Services Group, Inc.(c)	L+4.25%	6.13%	3/27/2024	4,145	4,166
Output Services Group, Inc. (Delayed Draw)(c)(d)	L+4.25%	6.13%	3/27/2024	855	—
				9,920	8,552
Services: Consumer
EWC Ventures, LLC	L+5.50%	7.17%	1/18/2023	3,350	3,358
LegalZoom.com, Inc.	L+4.50%	6.34%	11/21/2024	1,995	2,012
Zenith Merger Sub, Inc.	L+5.50%	7.80%	12/13/2023	3,741	3,741
				9,086	9,111
Wholesale
BMC Acquisition, Inc.	L+5.25%	7.70%	12/28/2024	4,988	5,000
				4,988	5,000
TOTAL INVESTMENTS					$58,178

(a)	All investments are U.S. companies, except Loparex International B.V.
(b)	The majority of investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, quarterly or semiannually. The Company has provided the spread over LIBOR or Prime and the current contractual rate of interest in effect at March 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Investment position or portion thereof unsettled as of March 31, 2018.
(d)	All or a portion of this commitment was unfunded as of March 31, 2018. Principal reflects the commitment outstanding.

MRCC SENIOR LOAN FUND I, LLC
SCHEDULE OF INVESTMENTS
December 31, 2017
(in thousands)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate(b)	Maturity	Principal	Fair Value
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
Clearent Holdings LLC and Clearent, LLC(c)	P+3.75%	8.25%	1/02/2024	1,056	$1,045
Clearent Holdings LLC and Clearent, LLC(c)	P+3.75%	8.25%	1/02/2024	1,257	1,244
Clearent Holdings LLC and Clearent, LLC(c)(d)	P+3.75%	8.25%	1/02/2024	208	—
				2,521	2,289
Beverage, Food & Tobacco
Il Fornaio (America) Corporation	L+6.50%	8.07%	11/10/2022	5,000	5,008
US Salt, LLC(c)	L+4.75%	6.18%	11/30/2023	3,500	3,500
				8,500	8,508
Consumer Goods: Non-Durable
Solaray, LLC	L+6.50%	8.02%	9/09/2023	1,625	1,625
Solaray, LLC (Delayed Draw)(d)	L+6.50%	8.02%	9/09/2023	1,875	—
				3,500	1,625
High Tech Industries
Gigamon, Inc.(c)	L+4.50%	6.03%	12/19/2024	3,000	2,985
				3,000	2,985
Media: Diversified & Production
Research Now Group, Inc. and Survey Sampling International, LLC(c)	L+5.50%	7.13%	12/06/2024	7,000	6,714
				7,000	6,714
Services: Consumer
LegalZoom.com, Inc.(c)	L+4.50%	5.94%	11/21/2024	2,000	2,005
				2,000	2,005
Wholesale
BMC Acquisition, Inc.(c)	L+5.25%	6.94%	12/28/2024	5,000	5,000
				5,000	5,000
TOTAL INVESTMENTS					$29,126

(a)	All investments are U.S. companies.
(b)	The majority of investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, quarterly or semiannually. The Company has provided the spread over LIBOR or Prime and the current contractual rate of interest in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Investment position or portion thereof unsettled as of December 31, 2017.

(d)	All or a portion of this commitment was unfunded as of December 31, 2017. Principal reflects the commitment outstanding.

As of March 31, 2018 and December 31, 2017, we have committed to fund $50.0 million and $50.0 million of LLC equity interest subscriptions to SLF, respectively. As of March 31, 2018 and December 31, 2017, $15.8 million and $9.5 million of our LLC equity interest subscriptions to SLF had been called and contributed, respectively. For the three months ended March 31, 2018 and 2017, we received $0.2 million and zero dividend income from the SLF LLC equity interests, respectively.

Below is certain summarized financial information for SLF as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017 (dollars in thousands):

	March 31, 2018	December 31, 2017
Assets
Investments, at fair value	$58,178	$29,126
Cash	858	12,504
Restricted cash	1,287	—
Receivable for open trades	48	—
Interest receivable	139	11
Total assets	$60,510	$41,641
Liabilities
Revolving credit facility	$20,297	$—
Less: Unamortized deferred financing costs	(1,310)	—
Total debt, less unamortized deferred financing costs	18,987	—
Payable for open trades	8,735	22,304
Interest payable	36	—
Accounts payable and accrued expenses	87	57
Total liabilities	27,845	22,361
Members’ capital	32,665	19,280
Total liabilities and members’ capital	$60,510	$41,641

	Three months ended
	March 31, 2018	March 31, 2017(1)
Investment income:
Interest income	$780	$—
Total investment income	780	—
Expenses:
Interest and other debt financing expenses	44	—
Organizational costs	6	—
Professional fees	40	—
Total expenses	90	—
Net investment income (loss)	690	—
Net gain (loss) on investments:
Net change in unrealized gain (loss) on investments	545	—
Net gain (loss) on investments	545	—
Net increase (decrease) in members’ capital	$1,235	$—

(1)	SLF commenced operations on November 14, 2017.

Related Party Transactions

We have a number of business relationships with affiliated or related parties, including the following:

•	We have an Investment Advisory and Management Agreement with MC Advisors, an investment advisor registered with the SEC, to manage our day-to-day operating and investing activities. We pay MC Advisors a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. See Note 6 to our consolidated financial statements and “Significant Accounting Estimates and Critical Accounting Policies — Capital Gains Incentive Fee” for additional information.
•	We have an Administration Agreement with MC Management to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. See Note 6 to our consolidated financial statements for additional information.
•	SLF has an Administration Agreement with MC Management to provide SLF with certain loan servicing and administrative functions. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. No such expenses have been incurred or charged to SLF through March 31, 2018.
•	Theodore L. Koenig, our Chief Executive Officer and Chairman of our Board is also a manager of MC Advisors and the President and Chief Executive Officer of MC Management. Aaron D. Peck, our Chief Financial Officer and Chief Investment Officer, serves as a director on our Board and is also a managing director of MC Management.
•	We have a license agreement with Monroe Capital LLC, under which Monroe Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business.

In addition, we have adopted a formal code of ethics that governs the conduct of MC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and Maryland General Corporation Law.

Contractual Obligations and Off-Balance Sheet Arrangements

The following table shows our significant contractual payment obligations for repayment as of December 31, 2017 (dollars in thousands):

	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Revolving credit facility	$117,092	$—	$117,092	$—	$—
SBA guaranteed debentures payable	109,520	—	—	—	109,520
Unfunded commitments(1)	41,238	41,238	—	—	—
Total contractual obligations	$267,850	$41,238	$117,092	$—	$109,520

(1)	Unfunded commitments represent all amounts unfunded, excluding our investments in SLF, as of December 31, 2017. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but we are showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of December 31, 2017.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the consolidated statements of assets and liabilities. As of March 31, 2018 and December 31, 2017, we had $36.6 million and $41.2 million, respectively, in outstanding commitments to fund investments under undrawn revolvers, capital expenditure loans and delayed draw commitments. As of December 31, 2016, we had outstanding commitments to fund investments, excluding investments in SLF, totaling $37.7 million. As described in Note 3 to the consolidated financial statements, we had commitments up to $34.3 million and $40.5 million, respectively, to SLF, as of March 31, 2018 and December 31, 2017 that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee. Drawdowns of the commitments to SLF require explicit authorization of our representatives on SLF’s board of managers. Additionally, we have entered into certain contracts with other parties that contain a variety of indemnifications. Our maximum exposure under these arrangements is unknown. However, we have not experienced claims or losses pursuant to these contracts and believe the risk of loss related to such indemnifications to be remote.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Market Trends

We have identified the following trends that may affect our business:

Target Market:  We believe that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Monroe Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements:  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital:  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources, such as us.

Competition from Other Lenders:  We believe that many traditional bank lenders, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital market transactions. In addition, many commercial banks face significant balance sheet constraints as they seek to build capital and meet future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore drive increased new investment opportunities for us. Conversely, there is increased competitive pressure in the BDC and investment company marketplace for senior and subordinated debt which could result in lower yields for increasingly riskier assets.

Pricing and Deal Structures:  We believe that the volatility in global markets over the last several years and current macroeconomic issues such as a weakened U.S. economy has reduced access to, and availability of, debt capital to middle-market companies, causing a reduction in competition and generally more favorable capital structures and deal terms. Recent capital raises in the BDC and investment company marketplace have created increased competition; however, we believe that current market conditions may continue to create favorable opportunities to invest at attractive risk-adjusted returns.

Recent Developments

On April 25, 2018, we entered into an amendment to our revolving credit agreement (the “Amendment”). The Amendment amends our revolving credit agreement to, among other things, (i) remove the pricing step-down related to our net worth to set the interest rate the revolving credit facility bears to the stepped-down interest rate of the one-month LIBOR plus 2.75%; (ii) increase the weighted average leverage ratio from 4.50:1 to 4.75:1; and (iii) add to the borrowing base on a limited basis investments structured based on loan-to-value metrics, with corresponding adjustments to the eligibility criteria and concentration limits.

Asset Coverage Approval

On March 27, 2018, our board of directors unanimously approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective March 27, 2019. On March 27, 2018, our board of directors also recommended the submission of a proposal for stockholders to vote in favor of us to immediately become subject to a minimum asset coverage ratio of at least 150%, permitting us to double the amount of debt we may incur earlier than the current effective date of March 27, 2019, pursuant to the SBCAA. If this proposal is approved by stockholders at our annual stockholder meeting, we would become subject to an asset coverage ratio of at least 150% the day after such meeting instead of on March 27, 2019.

Significant Accounting Estimates and Critical Accounting Policies

Revenue Recognition

We record interest and fee income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium are capitalized, and we then amortize such amounts using the effective interest method as interest income over the life of the investment. Upon the prepayment of a loan or debt security, any unamortized premium or discount or loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts. Interest income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. We record fees on loans based on the determination of whether the fee is considered a yield enhancement or payment for a service. If the fee is considered a yield enhancement associated with a funding of cash on a loan, the fee is generally deferred and recognized into interest income using the effective interest method if captured in the cost basis or using the straight-line method if the loan is unfunded and therefore there is no cost basis. If the fee is not considered a yield enhancement because a service was provided, and the fee is payment for that service, the fee is deemed earned and recognized as fee income in the period earned.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid securities including debt and, to a lesser extent, equity securities of middle-market companies. Under procedures established by our Board, we value investments for which market quotations are readily available and within a recent date at such market quotations. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). When doing so, we determine whether the quote obtained is sufficient in accordance with generally accepted accounting principles in the United States of America (“GAAP”) to determine the fair value of the security. Debt and equity securities that are not publicly traded or whose market prices are not readily available or whose market prices are not regularly updated are valued at fair value as determined in good faith by our Board. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

Our Board is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our Board using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals responsible for the credit monitoring of the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with the investment committee;
•	our Board engages one or more independent valuation firm(s) to conduct fair value appraisals of material investments for which market quotations are not readily available. These fair value appraisals for material investments are received at least once in every calendar year for each portfolio company investment, but are generally received quarterly;
•	our audit committee of the Board reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and
•	our Board discusses these valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

The Board, together with our independent valuation firms, generally uses the yield approach to determine fair value for loans where market quotations are not readily available, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, we may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company under the market approach or the proceeds that would be received in a liquidation analysis. We generally consider our debt to be performing if the borrower is not in default, the borrower is remitting payments in a timely manner; the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing debt, we consider fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a debt instrument is not performing, as defined above, we will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the loan.

Under the yield approach, we utilize discounted cash flow models to determine the present value of the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, we also consider the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made.

Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise values of private companies are based on multiples of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues, or in limited cases, book value.

In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third-party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally use the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Net Realized Gains or Losses and Net Change in Unrealized Gain or Loss

We measure realized gains or losses by the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized gain or loss previously recognized. Net change in unrealized gain or loss reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gain or loss, when gains or losses are realized. Additionally, we do not isolate the portion of the change in fair value resulting from foreign currency exchange rate fluctuations from the changes in fair values of the underlying investment. All fluctuations in fair value are included in net change in unrealized gain (loss) on investments in fair value on our consolidated statements of operations. We report changes in the fair value of secured borrowings that are measured at fair value as a component of the net change in unrealized gain (loss) on secured borrowings in the consolidated statements of operations. The impact resulting from changes in foreign exchange rates on the revolving credit facility borrowings is included in change in unrealized gain (loss) on foreign currency borrowings.

Capital Gains Incentive Fee

Pursuant to the terms of the Investment Advisory and Management Agreement with MC Advisors, the incentive fee on capital gains earned on liquidated investments of our portfolio is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the Investment Advisory and Management Agreement with MC Advisors neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to MC Advisors if our entire portfolio was liquidated at its fair value as of the balance sheet date even though MC Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

During the three months ended March 31, 2018 and March 31, 2017, we had a reduction in accrued capital gains incentive fees of zero and $0.2 million, respectively, primarily as a result of net declines in portfolio valuations during the period. During the year ended December 31, 2017, we had a reduction in accrued capital gains incentive fees of $0.2 million, primarily as a result of net declines in portfolio valuations. During the year ended December 31, 2016, we accrued capital gains incentive fees of $0.2 million based on the performance of our portfolio, none of which was payable to MC Advisors. During the year ended December 31, 2015, we did not accrue any capital gains incentive fees based on the performance of our portfolio.

New Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (ASC Topic 606) (“ASU 2014-09”). The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: Step 1: Identify the contract(s) with a customer. Step 2: Identify the performance obligations in the contract. Step 3: Determine the transaction price. Step 4: Allocate the transaction price to the performance obligations in the contract. Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

ASU 2014-09 also specified the accounting for some costs to obtain or fulfill a contract with a customer. In addition, ASU 2014-09 requires that an entity disclose sufficient information to enable users of financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The initial effective date of ASU 2014-09 was for fiscal periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (ASC Topic 606): Deferral of the Effective Date, which deferred the effective date to fiscal periods beginning after December 15, 2017. We have adopted ASU 2014-09, and the adoption did not have a material impact on our consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. We have adopted ASU 2016-01, and the adoption did not have a material impact on our consolidated financial statements for the periods presented.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and amended rules (together “final rules”) intended to modernize the reporting and disclosures of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. We have adopted the final rules, as applicable, and the revised presentation is reflected in our consolidated financial statements for the periods presented.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”). ASU 2016-18 requires that the statements of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statements of cash flows. The new guidance is effective for annual and interim periods, beginning after December 15, 2017, and early adoption is permitted and is to be applied on a retrospective basis. We have adopted ASU 2016-18 and the revised presentation is reflected in our consolidated financial statements for the periods presented.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. The majority of the loans in our portfolio have floating interest rates, and we expect that our loans in the future may also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate re-set provisions that adjust applicable interest rates under such loans to current market rates on a monthly or quarterly basis. The majority of the loans in our current portfolio have interest rate floors which have effectively converted the loans to fixed rate loans in the current interest rate environment. In addition, our credit facility has a floating interest rate provision and we expect that other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the consolidated statement of financial condition as of March 31, 2018 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change in Interest Rates	Increase (decrease) in interest income	Increase (decrease) in interest expense	Net increase (decrease) in investment income
	(in thousands)
Down 25 basis points	$(1,145)	$(314)	$(831)
Up 100 basis points	4,558	1,256	3,302
Up 200 basis points	9,103	2,512	6,591
Up 300 basis points	13,648	3,768	9,880

Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowing under the credit facility or other borrowings that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the analysis above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts to the extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates or interest rate floors.

We may also have exposure to foreign currencies (currently the Great Britain pound) related to certain investments. Such investments are translated into U.S. dollars based on the spot rate at each balance sheet date, exposing us to movements in the exchange rate. In order to reduce our exposure to fluctuations in exchange rates, we generally borrow in Great Britain pounds under our revolving credit facility to finance such investments. As of March 31, 2018, we have non-U.S. dollar borrowings denominated in Great Britain pounds of £8.8 million ($12.3 million U.S. dollars) outstanding under the revolving credit facility.

Senior Securities

Information about our senior securities is shown in the following table as of December 31, 2017 and for the years indicated in the table (dollars in thousands). This annual information has been derived from our audited consolidated financial statements for each respective period, which have been audited by RSM US LLP, our independent registered public accounting firm, and are included elsewhere in this prospectus. RSM US LLP’s report on the senior securities table as of December 31, 2017 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit(1)	Involuntary Liquidating Preference per Unit(2)	Average Market Value per Unit(3)
Revolving Credit Facility
December 31, 2017	$117,092	$3,380	—	N/A
December 31, 2016	129,000	2,877	—	N/A
December 31, 2015	123,700	2,512	—	N/A
December 31, 2014	82,300	2,675	—	N/A
December 31, 2013	76,000	2,922	—	N/A
December 31, 2012	55,000	2,521	—	N/A
Secured borrowings(4)
December 31, 2017	$—	$—	—	N/A
December 31, 2016(5)	1,320	281,189	—	N/A
December 31, 2015(6)	2,535	122,592	—	N/A
December 31, 2014(7)	4,134	53,259	—	N/A
December 31, 2013(8)	7,997	27,772	—	N/A
December 31, 2012	—	—	—	N/A
Total
December 31, 2017	$117,092	$3,380	—	N/A
December 31, 2016	130,320	2,848	—	N/A
December 31, 2015	126,235	2,462	—	N/A
December 31, 2014	86,434	2,547	—	N/A
December 31, 2013	83,997	2,644	—	N/A
December 31, 2012	55,000	2,521	—	N/A

(1)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit. On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of MRCC SBIC guaranteed by the SBA from our asset coverage test under the 1940 Act.
(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(3)	Not applicable, as senior securities are not registered for public trading.
(4)	Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. Amounts presented in this table represent the par amount outstanding.

(5)	The secured borrowings have a weighted average stated interest rate of 6.26%, a weighted average years to maturity of 1.0 year and a fair value as of December 31, 2016 of $1,314.
(6)	The secured borrowings have a weighted averaged stated interest rate of 5.75%, a weighted average years to maturity of 2.0 years and a fair value as of December 31, 2015 of $2,476.
(7)	The secured borrowings have a weighted averaged stated interest rate of 5.45%, a weighted average years to maturity of 3.0 years and a fair value as of December 31, 2014 of $4,008.
(8)	The secured borrowings have a weighted averaged stated interest rate of 4.33%, a weighted average years to maturity of 4.0 years and a fair value as of December 31, 2013 of $7,943.

BUSINESS

General

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC for tax purposes under Subchapter M of the Code commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States and Canada focused primarily on senior secured, junior secured and unitranche secured (a combination of senior secured and junior secured debt in the same facility in which we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments. Unitranche secured debt is an instrument that combines both senior and junior secured debt into one facility. The “first out” portion of the loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. Unitranche secured debt is often used to finance leveraged buyouts and generally has an interest rate higher than that of typical senior debt, but lower than typical junior debt. Our unitranche secured loans will also expose us to the risks associated with second lien and subordinated loans and may limit our recourse or ability to recover collateral upon a portfolio company’s bankruptcy. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow.

Since the consummation of our initial public offering, we have grown the fair value of our portfolio of investments to approximately $496.0 million at March 31, 2018. Our portfolio at March 31, 2018 consists of 72 different portfolio companies and holdings include senior secured, junior secured and unitranche secured debt and equity securities. As of March 31, 2018, we have borrowed $125.5 million under our revolving credit facility and drawn $112.8 million in SBA-guaranteed debentures to finance the purchase of our assets.

Our investments in senior, unitranche and junior secured debt and other investments generally will range between $2.0 million and $18.0 million each, although this investment size may vary proportionately with the size of our capital base. As of March 31, 2018, our portfolio included approximately 76.6% senior secured debt, 9.3% unitranche secured debt, 7.8% junior secured debt and 6.3% equity securities. We expect that the companies in which we invest may be leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in certain cases, will not be rated by national ratings agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies.

While our primary focus is to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

Our Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Advisers Act.

Under the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements — Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Aaron D. Peck, provides investment services to MC Advisors pursuant to the Staffing Agreement. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 25 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through March 31, 2018, Monroe Capital’s investment professionals invested in over 1,200 loan and related investments with an aggregate principal value of over $8.0 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as interested directors. Mr. Koenig has more than 30 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 20 companies in the lower middle-market. Mr. Peck has more than 20 years of public company management, leveraged finance and commercial lending experience at organizations, including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc. See “Management — Biographical Information — Interested Directors.”

Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 30 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 15 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial. See “Management — Biographical Information — Investment Committee.”

About Monroe Capital

Monroe Capital, a Delaware limited liability company that was founded in 2004, is a leading lender to middle-market companies. As of March 31, 2018, Monroe Capital had approximately $5.5 billion in assets under management.

Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 450 current investments. From Monroe Capital’s formation in 2004 through March 31, 2018, Monroe Capital’s investment professionals invested in over 1,200 loan and related investments with an aggregate principal value of over $8.0 billion. The senior investment team of Monroe Capital averages more than 25 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Portfolio Composition

Our investments generally range in size from $2.0 million to $18.0 million. We may also selectively invest in or purchase larger positions, and we generally expect that the size of our larger positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce debt or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile. The companies in which we invest may be leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in certain cases, will not be rated by national ratings agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national ratings agencies. See “Portfolio Companies” for a description of our current portfolio of investments.

While our primary focus is to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

Market Opportunity

We invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations on foreign investments in the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. In addition, each of the factors set forth below suggests a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments.

Significant Universe of Potential Borrowers.  According to the U.S. Census Bureau in its 2012 economic census, the most recent figures published by the U.S. Census Bureau, there were approximately 42,600 companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. In addition, we have substantial relationships with commercial banks across the United States. We will have the opportunity to provide debt financing to their networks of middle-market clients while the banks can maintain their client relationships by providing deposit and cash management services. We believe that these relationships, coupled with an extensive network of financial intermediaries, will generate substantial originations in non-private equity-sponsored investments.

Reduced Competition from Bank Lenders.  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We believe these factors may result in opportunities for alternative funding sources to middle-market companies and therefore more market opportunities for us.

Robust Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital available to acquire or recapitalize middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior secured and junior debt and equity co-investments from other sources, such as us. Although not our primary deal source, private equity firms are one of the many origination channels through which we may source our new loan originations.

Middle-Market Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to lower middle-market companies. For example, based on the experience of our management team, lending to lower middle-market companies (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information regarding such companies, (b) requires due diligence and underwriting practices, including greater and more sustained interaction with management and more detailed and tailored financial analysis, consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. This dynamic is particularly true with respect to non-private equity-sponsored companies because many middle-market focused business development companies and other finance companies rely substantially on private equity-backed companies for deal flow. As a result, middle-market companies, and non-private equity-sponsored and lower middle-market companies in particular, have historically been served by a limited segment of the lending community.

Attractive Deal Structure and Terms.  In general, based on the experiences of our management team, we believe that lower middle-market companies have less leverage on their balance sheets than large companies. Due to their smaller size, such companies also typically utilize less complicated financing arrangements, leaving them with simpler capital structures than larger companies. These loans also typically involve a small lending group, or club, which facilitates communication among the group, information flow, heightened oversight and monitoring and direct access to borrowers’ management teams as well as opportunities to obtain board seats or board observation rights with borrowers. Club transactions allow lenders in this market to customize covenant and default provisions in loan documents tailored to suit the individual borrowers. We believe this results in a better “fit” for borrowers, easier monitoring and improved overall performance for these investments. Also, we believe that as a percentage of financing transactions into which they enter, lower middle-market companies generally offer more attractive economics than large companies in terms of interest rate, upfront fees and prepayment penalties.

Market Environment.  We believe following the credit crisis, as part of the path of economic recovery, there has been increased competition for new middle-market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle-market companies. However, we believe that the scale and strong market position of Monroe Capital will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also seek to invest opportunistically in attractively priced, broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. We do not target any specific industry, however, as of March 31, 2018, our investments in the healthcare & pharmaceuticals; banking, finance, insurance & real estate; and high tech industries represented approximately 13.2%, 12.2% and 10.3%, respectively, of the fair value of our portfolio. To achieve our investment objective, we utilize the following investment strategy:

Attractive Current Yield on Investment Portfolio.  We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions and our pipeline of new investments, we expect our target directly originated senior and unitranche secured debt will have an average maturity of three to five years and interest rates of 7% to 13%, and we expect our target directly originated junior secured debt and unsecured subordinated debt will have an average maturity of four to seven years and interest rates of 10% to 15%. In addition, based on current market conditions and our pipeline of new investments, we expect that our target debt investments will typically have a variable coupon (with a LIBOR floor), may include PIK interest (interest that is not received in cash, but added to the principal balance of the loan), and that we will typically receive upfront closing fees of 1% to 4%. We may also receive warrants or other forms of upside equity participation. Our transactions are generally secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we will target investments with the characteristics described in this paragraph, we cannot assure you that our new investments will have these characteristics and we may enter into investments with different characteristics as the market dictates. For a description of the characteristics of our current investment portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity.” Until investment opportunities can be found, we may invest our undeployed capital in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Sound Portfolio Construction.  We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, is, and we believe will continue to be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We seek to pursue lending opportunities selectively and to maintain a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account management and diversification, enabled it to protect investor capital, and we believe MC Advisors follows and will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns.  Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We seek to invest in situations where there are a number of potential exit options that can result in full repayment or a modest refinance of our investment. We seek to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on merger and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team.  We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of over 90 professionals, including seven senior partners that average more than 25 years of direct lending experience. We are led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Aaron D. Peck, our Chief Financial Officer and Chief Investment Officer. This extensive experience includes the management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation in 2004 through March 31, 2018, Monroe Capital’s investment professionals invested in more than 1,200 loan and related investments with an aggregate principal value of over $8.0 billion.

Differentiated Relationship-Based Sourcing Network.  We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single channel and offers us consistent deal flow throughout the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow.  Monroe Capital’s broad network of relationships and significant origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. Monroe Capital estimates that it reviewed approximately 2,000 investment opportunities during 2017. Monroe Capital’s over 1,200 previously executed transactions, over 450 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. We are also positioned to benefit from Monroe Capital’s established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process.  Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit outweighs pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also seek to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsors, if any, or other lenders.

Established Credit Risk Management Framework.  We seek to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors assigns each loan to a particular portfolio management professional and maintains an internal credit rating analysis for all loans. MC Advisors then employs ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and debt work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination.  MC Advisors seeks to develop investment opportunities through extensive relationships with regional banks, private equity firms, financial intermediaries, management teams and other turn-around advisors. Monroe Capital has developed this network since its formation in 2004. MC Advisors manages these leads through personal visits and calls by its senior deal professionals. It is these professionals’ responsibility to identify specific opportunities, refine opportunities through due diligence regarding the underlying facts and circumstances and utilize innovative thinking and flexible terms to solve the financing issues of prospective clients. Monroe Capital’s origination professionals are broadly dispersed throughout North America, with seven offices in the United States. Certain of Monroe Capital’s originators are responsible for covering a specified target market based on geography and others focus on specialized industry verticals. We believe MC Advisors’ origination professionals’ experience is vital to enable us to provide our borrowers with innovative financing solutions. We further believe that their strength and breadth of relationships across a wide range of markets will generate numerous financing opportunities and enable us to be highly selective in our lending activities. In sourcing new transactions, MC Advisors seeks opportunities to work with borrowers domiciled in the United States and Canada and typically focuses on industries in which Monroe Capital has previous lending experience.

Due Diligence.  For each of our investments, MC Advisors prepares a comprehensive new business presentation, which summarizes the investment opportunity and its due diligence and risk analysis, all from the perspective of strengths, weaknesses, opportunities and threats presented by the opportunity. This presentation assesses the borrower and its management, including products and services offered, market position, sales and marketing capabilities and distribution channels; key contracts, customers and suppliers, meetings with management and facility tours; background checks on key executives; customer calls; and an evaluation of exit strategies. MC Advisors’ presentation typically evaluates historical financial performance of the borrower and includes projections, including operating trends, an assessment of the quality of financial information, capitalization and liquidity measures and debt service capacity. The financial analysis also includes sensitivity analysis against management projections and an analysis of potential downside scenarios, particularly for cyclical businesses. MC Advisors seeks to also review the dynamics of the borrowers’ industry and assess the maturity, market size, competition, technology and regulatory issues confronted by the industry. Finally, MC Advisors’ new business presentation includes all relevant third-party reports and assessments, including, as applicable, analyses of the quality of earnings of the prospective borrower, a review of the business by industry experts and third-party valuations. In general, these analyses and reviews are more likely to be completed in agented or club deals in which MC Advisors will have greater access to the borrower and its management team. MC Advisors also includes in this due diligence, if relevant, field exams, collateral appraisals and environmental reviews, as well as a review of comparable private and public transactions.

Underwriting.  MC Advisors uses the systematic, consistent approach to credit evaluation developed in house by Monroe Capital with a particular focus on determining the value of a business in a downside scenario. In this process, the senior investment professionals at MC Advisors bring to bear extensive lending experience with emphasis on lessons learned from the past two credit cycles. We believe that the extensive credit and debt work-out experience of Monroe Capital’s senior management enables us to anticipate problems and minimize risks. Monroe Capital’s underwriting professionals work closely with its origination professionals to identify individual deal strengths, risks and any risk mitigants. MC Advisors preliminarily screens transactions based on cash flow, enterprise value and asset-based characteristics, and each of these measures is developed on a proprietary basis using thorough credit analysis focused on sustainability and predictability of cash flow to support enterprise value, barriers to entry, market position, competition, customer and supplier relationships, management strength, private equity sponsor track record and industry dynamics. For asset-based transactions, MC Advisors seeks to understand current and future collateral value, opening availability and ongoing liquidity. MC Advisors documents this analysis through a new business presentation thoroughly reviewed by at least one member of its investment committee prior to proposing a formal term sheet. We believe this early involvement of the investment committee ensures that our resources and those of third parties are deployed appropriately and efficiently during the investment process and lowers execution risk for our clients. With respect to transactions reviewed by MC Advisors, we expect that only approximately 10% of our sourced deals will reach the formal term sheet stage.

Credit Approval/Investment Committee Review.  MC Advisors employs a standardized, structured process developed by Monroe Capital when evaluating and underwriting new investments for our portfolio. MC Advisors’ investment committee considers its comprehensive new business presentation to approve or decline each investment. This committee includes Messrs. Koenig, Peck, Egan and VanDerMeid. The committee is committed to providing a prompt turnaround on investment decisions. Each meeting to approve an investment requires a quorum of at least three members of the investment committee, and each investment must receive unanimous approval by such members of the investment committee.

The following chart illustrates the stages of MC Advisors’ evaluation process:

Evaluation Process
Origination Opportunities Received
Comprehensive Due Diligence and Risk Analysis
Systematic and Consistent Underwriting
Standardized and Structured Credit Approval Process
Fund Investments

Execution.  We believe Monroe Capital has developed a strong reputation for closing deals as proposed, and we intend to continue this tradition. Through MC Advisors’ consistent approach to credit evaluation and underwriting, we seek to close deals as fast or faster than competitive financing providers while maintaining the discipline with respect to credit, pricing and structure necessary to ensure the ultimate success of the financing. Upon completion of final documentation, a loan will typically be funded upon the initialing of the new business presentation and closing memo by our appropriate senior officers and confirmation of the flow of funds and wire transfer mechanics.

Monitoring.  We benefit from the portfolio management system already in place at Monroe Capital. This monitoring includes meetings on at least a monthly basis between the responsible analyst and our portfolio company to discuss market activity and current events. MC Advisors’ portfolio management staff closely monitors all credits, with senior portfolio managers covering agented and more complex investments. MC Advisors segregates our capital markets investments by industry. MC Advisors’ monitoring process and projections developed by Monroe Capital both have daily, weekly, monthly and quarterly components and related reports, each to evaluate performance against historical, budget and underwriting expectations. MC Advisors’ analysts monitor performance using standard industry software tools to provide consistent disclosure of performance. MC Advisors also monitors our investment exposure daily using a proprietary trend analysis tool. When necessary, MC Advisors updates our internal risk ratings, borrowing base criteria and covenant compliance reports.

As part of the monitoring process, MC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal proprietary system that uses the following categories, which we refer to as MC Advisors’ investment performance rating. For any investment rated in grades 3, 4 or 5, MC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. MC Advisors monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, MC Advisors reviews these investment ratings on a quarterly basis, and our board of directors reviews and affirms such ratings. A definition of the rating system follows:

Investment Performance Risk Rating	Summary Description
Grade 1	Includes investments exhibiting the least amount of risk in our portfolio. The issuer is performing above expectations or the issuer’s operating trends and risk factors are generally positive.
Grade 2	Includes investments exhibiting an acceptable level of risk that is similar to the risk at the time of origination. The issuer is generally performing as expected or the risk factors are neutral to positive.
Grade 3	Includes investments performing below expectations and indicates that the investment’s risk has increased somewhat since origination. The issuer may be out of compliance with debt covenants; however, scheduled loan payments are generally not past due.
Grade 4	Includes an issuer performing materially below expectations and indicates that the issuer’s risk has increased materially since origination. In addition to the issuer being generally out of compliance with debt covenants, scheduled loan payments may be past due (but generally not more than six months past due). For grade 4 investments, we intend to increase monitoring of the issuer.
Grade 5	Indicates that the issuer is performing substantially below expectations and the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance or payments are substantially delinquent. Investments graded 5 are not anticipated to be repaid in full, and we will reduce the fair market value of the loan to the amount we expect to recover.

Our investment performance ratings do not constitute any ratings of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

In the event of a delinquency or a decision to rate a loan grade 4 or grade 5, the applicable analyst, in consultation with a member of the investment committee, develops an action plan. Such a plan may require a meeting with the borrower’s management or the lender group to discuss reasons for the default and the steps management is undertaking to address the under-performance, as well as required amendments and waivers that may be required. In the event of a dramatic deterioration of a credit, MC Advisors forms a team or engages outside advisors to analyze, evaluate and take further steps to preserve its value in the credit. In this regard, we would expect to explore all options, including in a private equity sponsored investment, assuming certain responsibilities for the private equity sponsor or a formal sale of the business with oversight of the sale process by us. Several of Monroe Capital’s professionals are experienced in running debt work-out transactions and bankruptcies.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of March 31, 2018 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$3,548	0.7%
2	406,650	82.0
3	51,139	10.3
4	30,508	6.2
5	4,189	0.8
Total	$496,034	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2017 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$3,445	0.7%
2	415,094	84.0
3	57,547	11.6
4	18,052	3.7
5	—	—
Total	$494,138	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2016 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$—	—%
2	360,338	87.3
3	40,192	9.7
4	12,390	3.0
5	—	—
Total	$412,920	100.0%

Investment Structure

We structure our investments, which typically have maturities of three to seven years, as follows:

Senior Secured Loans.  We structure senior secured loans to obtain security interests in the assets of the portfolio company borrowers that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower. Our senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Unitranche Secured Loans.  We structure our unitranche secured loans as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Generally, we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan, in which case the “first out” portion of the loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche secured loans will expose us to the risks associated with second lien and subordinated loans and may limit our recourse or ability to recover collateral upon a portfolio company’s bankruptcy. Unitranche secured loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases we, together with our affiliates, are the sole or majority lender of our unitranche secured loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Junior Secured Loans.  We structure junior secured loans to obtain a security interest in the assets of these portfolio companies that serves as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company. These loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity.

Preferred Equity.  We generally structure preferred equity investments to combine features of equity and debt. We may obtain a security interest in the assets of these portfolio companies that serves as collateral in support of the repayment of such preferred equity, which takes a priority to common shareholders. Preferred equity interests generally have a stated dividend rate and may not have a fixed maturity date.

Warrants and Equity Co-Investment Securities.  In some cases, we may also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In other cases, we may make a minority equity co-investment in the portfolio company in connection with a loan.

Senior Loan Fund.  We have invested in SLF, which as of March 31, 2018, consisted of loans to different borrowers in industries similar to the companies in our portfolio. SLF invests primarily in senior secured loans of middle market companies, which debt securities are expected to be secured by a first lien on some or all of the issuer’s assets, including traditional senior debt and any related revolving or similar credit facility, in generally the same manner as our senior secured loans. SLF may also invest in more liquid senior secured loans.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;
•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

We seek to create a diverse portfolio that includes senior secured, unitranche secured, junior secured loans and warrants and equity co-investment securities by investing approximately $2.0 million to $18.0 million of capital, on average, in the securities of middle-market companies. This investment size may vary proportionately with the size of our capital base. Set forth below is a list of our ten largest portfolio company investments as of March 31, 2018, as well as the top ten industries in which we were invested as of March 31, 2018, calculated as a percentage of our total investments at fair value as of such date (dollars in thousands):

Portfolio Company	Fair Value of Investments	Percentage of Total Investments
Rockdale Blackhawk, LLC	$20,882	4.2%
TRG, LLC	19,933	4.0
HFZ Capital Group, LLC	18,153	3.7
Mid-West Wholesale Hardware Co.	17,133	3.5
MRCC Senior Loan Fund I, LLC	16,333	3.3
Incipio Technologies, Inc.	15,444	3.1
Newforma, Inc.	15,074	3.0
Echelon Funding I, LLC	14,681	3.0
American Community Homes, Inc.	13,156	2.7
Parterre Flooring & Surface Systems, LLC	11,693	2.4
	$162,482	32.9%

Industry	Fair Value of Investments	Percentage of Total Investments
Healthcare & Pharmaceuticals	$65,645	13.2%
Banking, Finance, Insurance & Real Estate	60,526	12.2
High Tech Industries	50,967	10.3
Retail	35,157	7.1
Services: Business	34,152	6.9
Hotels, Gaming & Leisure	33,241	6.7
Consumer Goods: Non-Durable	29,768	6.0
Wholesale	24,274	4.9
Media: Advertising, Printing & Publishing	23,048	4.6
Services: Consumer	21,463	4.3
	$378,241	76.2%

Competition

We compete with a number of specialty and commercial finance companies to make the types of investments that we make in middle-market companies, including business development companies, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles such as hedge funds may invest in areas they have not traditionally invested in or from which they had withdrawn during the recent economic downturn, including investing in middle-market companies. As a result, competition for investments in lower middle-market companies has intensified, and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

We use the expertise of the investment professionals of MC Advisors to assess investment risks and determine appropriate pricing and terms for investments in our loan portfolio. In addition, we expect that the relationships of the senior professionals of MC Advisors will enable us to learn about, and compete effectively for, investment opportunities with attractive middle-market companies, independently or in conjunction with the private equity clients of MC Advisors. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Information Technology

We utilize a number of industry standard practices and software packages to secure, protect, manage and back up all corporate data. We outsource our information technology function to monitor and maintain our systems efficiently. Also, we conduct a daily backup of our systems to ensure the security and stability of the network. Our system provider performs this backup off site.

Staffing and Administration

We do not currently have any employees. MC Management, an affiliate of Monroe Capital, provides access to Monroe Capital’s investment professionals and the administrative services necessary for us to operate pursuant to the Staffing Agreement and the Administration Agreement. The Staffing Agreement provides us with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Monroe Capital and its affiliates in the ordinary course of their businesses and commits the members of MC Advisors’ investment committee to serve in that capacity. Mr. Koenig serves as our Chairman and Chief Executive Officer and also currently serves as the managing member and a partner of each of MC Advisors, Monroe Capital and MC Management. Mr. Peck serves as our Chief Financial Officer and Chief Investment Officer and is an employee of Monroe Capital and performs his function as Chief Financial Officer pursuant to the Staffing Agreement.

In addition, under the Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

MC Management may retain third parties to assist in providing administrative services to us. To the extent that MC Management outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to MC Management. We reimburse MC Management for the allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Amounts payable to MC Management in any quarter through the quarter ending December 31, 2013 were limited to the greater of (i) 0.375% of our average invested assets for such quarter and (ii) $375,000. MC Management also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

Properties

We do not own any real estate or other physical properties materially important to our operation. The principal executive offices of Monroe Capital are located in at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. Monroe Capital and its affiliates currently have additional offices, and/or company representatives in New York, New York; Los Angeles, California; San Francisco, California; Atlanta, Georgia; Boston, Massachusetts; and Dallas, Texas. Our administrator furnishes us office space, and we reimburse it for such costs on an allocated basis.

Legal Proceedings

We, MC Advisors, MC Management and our wholly-owned subsidiaries are not subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2018, for each portfolio company in which we had a debt or equity investment. Other than equity investments, we expect that our only formal relationships with our portfolio companies will be the managerial assistance we may provide, and the board observation or participation rights we may receive. Except as identified in a footnote below, we do not “control” and are not an “affiliate” of any of our portfolio companies, as each term is defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% in voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities.

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(dollars in thousands)
AdTheorent, Inc. 315 Hudson Street, 9th Floor New York, NY 10013	Media: Advertising, Printing & Publishing	Senior Secured	12.16% (LIBOR + 10.50%, 0.50% Floor)	12/22/2021	$4,875	$4,863	—
		Class A Voting LLC Interest (128,866 Units)(d)(e)	—(f)	—	—	122	0.50%
AIM Aerospace, Inc. 705 Southwest 7th Street Renton, WA 98057	Aerospace & Defense	Junior Secured	10.77% (LIBOR + 9.00%, 1.00% Floor)	8/2/2022	5,000	5,000	—
All Holding Company, LLC 382 Main Street Harleysville, PA 19438	Beverage, Food & Tobacco	Senior Secured(g)	8.88% (LIBOR + 7.00%, 0.50% Floor)	11/15/2021	5,294	5,225	—
American Community Homes, Inc. 250 West 57th Street, Suite 816 New York, NY 10107	Banking, Finance, Insurance & Real Estate	Senior Secured(h)	11.88% (LIBOR + 10.00%, 1.50% Floor)	7/22/2019	7,333	7,366	—
		Senior Secured(h)	11.88% Cash/4.50% PIK (LIBOR + 14.50%, 1.50% Floor)	7/22/2019	4,296	4,334	—
		Senior Secured(h)	11.88% Cash/4.50% PIK (LIBOR + 14.50%, 1.50% Floor)	n/a(i)	549	549	—
		Senior Secured(h)	11.88% (LIBOR + 10.00%, 1.50% Floor)	7/22/2019	444	447	—
		Senior Secured(h)	11.88% Cash/4.50% PIK (LIBOR + 14.50%, 1.50% Floor)	7/22/2019	231	233	—
		Delayed Draw(h)(j)(k)	11.88% (LIBOR + 10.00%, 1.50% Floor)	7/22/2019	444	—	—
		Delayed Draw(h)(j)(k)	11.88% Cash/4.50% PIK (LIBOR + 14.50%, 1.50% Floor)	7/22/2019	222	—	—
		Warrant to purchase up to 9.0% of the equity(h)	—(f)	10/9/2024	—	227	—
American Optics Holdco, Inc. 40 Washington St, Suite 250 Wellesley, MA 02481	Healthcare & Pharmaceuticals	Senior Secured(l)(m)	9.88% (LIBOR + 8.00%, 1.00% Floor)	9/13/2022	4,123	4,191	—
		Revolver(j)(l)(m)	9.88% (LIBOR + 8.00%, 1.00% Floor)	9/13/2022	440	—	—
		Senior Secured(l)(m)	9.88% (LIBOR + 8.00%, 1.00% Floor)	9/13/2022	758	771	—
		Revolver(j)(l)(m)	9.88% (LIBOR + 8.00%, 1.00% Floor)	9/13/2022	440	—	—
Answers Finance, LLC 6665 Delmar Boulevard Saint Louis, MO 63130	High Tech Industries	Senior Secured	6.88% (LIBOR + 5.00%, 1.00% Floor)	4/15/2021	253	247	—
		Junior Secured	9.00% (PRIME + 7.90%, 1.10% Cap)	9/15/2021	393	386	—
		76,539 shares of common stock(d)(e)	—(f)	—	—	1,167	0.77%
APCO Worldwide, Inc. 1299 Pennsylvania Ave NW #300 Washington, DC 20004	Services: Business	Senior Secured	9.88% (LIBOR + 8.00%, 0.50% Floor)	6/30/2022	5,000	5,040	—
		Class A voting common stock (100 shares)(d)(e)	—(f)	—	—	427	0.98%

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(dollars in thousands)
BC Equity Ventures LLC One Lombard Street San Francisco, CA 94111	Hotels, Gaming & Leisure	Senior Secured	8.49% (LIBOR + 6.50%, 1.00% Floor)	8/31/2022	$2,579	$2,620	—
Beaver-Visitec International Holdings, Inc. 411 Waverley Oaks Road, Suite 229 Waltham, MA 02452	Healthcare & Pharmaceuticals	Senior Secured	7.30% (LIBOR + 5.00%, 1.00% Floor)	8/19/2023	4,925	4,950	—
Bluestem Brands, Inc. 6509 Flying Cloud Drive Eden Prairie, MN 55344	Consumer Goods: Non-Durable	Senior Secured	9.38% (LIBOR + 7.50%, 1.00% Floor)	11/6/2020	2,557	1,803	—
Burroughs, Inc. 41100 Plymouth Rd. Plymouth, MI 48170	Services: Business	Senior Secured(g)	9.16% (LIBOR + 7.50%, 1.00% Floor)	12/22/2022	6,000	6,027	—
		Revolver(j)	9.16% (LIBOR + 7.50%, 1.00% Floor)	12/22/2022	750	375	—
Cali Bamboo, LLC 6675 Mesa Ridge Road #100 San Diego, CA 92121	Construction & Building	Senior Secured	9.88% (LIBOR + 8.00%, 0.50% Floor)	7/10/2020	5,305	5,305	—
		Revolver(j)	9.88% (LIBOR + 8.00%, 0.50% Floor)	7/10/2020	2,165	1,602	—
California Pizza Kitchen, Inc. 12181 Bluff Creek Drive Playa Vista, CA 90094	Beverage, Food & Tobacco	Senior Secured	7.88% (LIBOR + 6.00%, 1.00% Floor)	8/23/2022	6,895	6,771	—
Collaborative Neuroscience Network, LLC 12772 Valley View Street #3 Garden Grove, CA 92845	Healthcare & Pharmaceuticals	Unitranche Secured(n)	13.38% (LIBOR + 11.50%, 1.50% Floor)	4/27/2018	6,120	5,909	—
		Unitranche Secured(n)	12.00% Cash/3.00% PIK	4/27/2018	297	297	—
		Revolver(n)	11.88% (LIBOR + 10.00%)	4/27/2018	200	195
		Warrant to purchase up to 2 LLC units(d)(e)	—(f)	12/27/2022	—	—	—
		Warrant to purchase up to 2 LLC units(d)(e)	—(f)	12/31/2027	—	—	—
Confie Seguros Holdings II Co. 6722 Orangethorpe Avenue, Suite 200 Buena Park, CA 90620	Banking, Finance, Insurance & Real Estate	Junior Secured	11.48% (LIBOR + 9.50%, 1.25% Floor)	5/8/2019	8,594	8,347	—
Corbett Technology Solutions, Inc. 4151 Lafayette Center Drive, Suite 700 Chantilly, VA 20151	High Tech Industries	Senior Secured(g)	8.88% (LIBOR + 7.00%, 0.50% Floor)	11/7/2021	4,219	4,261	—
		Revolver(j)	8.88% (LIBOR + 7.00%, 0.50% Floor)	11/7/2021	867	87	—
Cornerstone Detention Products, Inc. 14000 Alabama Highway 20 Madison, AL 35756	Construction & Building	Senior Secured(o)	10.38% Cash/3.33% PIK (LIBOR + 11.83%, 1.00% Floor)(p)	4/8/2019	3,477	3,470	—
		Revolver(j)	10.38% (LIBOR + 8.50%, 1.00% Floor)	4/8/2019	1,000	200	—
CRCI Holdings, Inc. 4301 Westbank Dr, Building A Suite 300 Austin, TX 78746	Utilities: Electric	Senior Secured	8.17% (LIBOR + 5.50%, 1.00% Floor)	8/31/2023	2,782	2,797	—
CRMfusion Inc. 177 Huntington Avenue 25th Floor Boston, MA 02115	High Tech Industries	Senior Secured	8.38% (LIBOR + 6.50%, 1.00% Floor)	2/21/2023	5,000	4,988	—
		Revolver(j)	8.38% (LIBOR + 6.50%, 1.00% Floor)	2/21/2023	500	—	—
CSM Bakery Supplies LLC 1912 Montreal Road W Tucker, GA 30084	Beverage, Food & Tobacco	Junior Secured	9.45% (LIBOR + 7.75%, 1.00% Floor)	7/3/2021	5,792	5,570	—
Curion Holdings, LLC 3548 Route 9 South, 2nd Floor Old Bridge, NJ 08857	Services: Business	Senior Secured(g)	8.88% (LIBOR + 7.00%, 1.00% Floor)	5/2/2022	3,859	3,792	—
		Revolver(j)	8.88% (LIBOR + 7.00%, 1.00% Floor)	5/2/2022	308	75	—
Destination Media, Inc. 1070 Woodward Ave Detroit, MI 48226	Media: Advertising, Printing & Publishing	Senior Secured(g)	8.38% (LIBOR + 6.50%, 1.00% Floor)	4/7/2022	7,800	7,769	—
		Revolver(j)	8.38% (LIBOR + 6.50%, 1.00% Floor)	4/7/2022	542	—	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(dollars in thousands)
EB Employee Solutions, LLC 117 Seaboard Lane, F-125 Franklin, TN 37067	Services: Business	Senior Secured(g)	9.88% (LIBOR + 8.00%, 1.50% Floor)	2/28/2019	3,170	3,107	—
Echelon Funding I, LLC 1625 S. Congress Ave Delray Beach, FL 33445	Banking, Finance, Insurance & Real Estate	Delayed Draw(j)(k)(l)	11.91% (LIBOR + 10.25%)	2/24/2021	$15,750	$14,681	—
Edge Systems Holdings Corp. 2277 Redondo Avenue Signal Hill, CA 90755	Healthcare & Pharmaceuticals	Senior Secured	9.63% (LIBOR + 7.75%, 1.00% Floor)	12/1/2021	3,362	3,431	—
		Revolver(j)	11.50% (PRIME + 6.75%, 1.00% Floor)	12/1/2021	260	117	—
Education Corporation of America 1033 Skokie Boulevard, Suite 360 Northbrook, IL 60062	Services: Consumer	Junior Secured	13.31% (LIBOR + 11.00%)	12/31/2018	625	625	—
		Series G Preferred Stock (8,333 shares)(d)(e)	12.00% PIK	—	—	8,503	20.83%
Energy Services Group, LLC 141 Longwater Drive Suite 113 Norwell, MA 02061	High Tech Industries	Senior Secured	12.12% (LIBOR + 9.82%, 1.00% Floor)	5/4/2022	4,562	4,608	—
		Senior Secured(l)(q)	10.82% (LIBOR + 9.82%, 1.00% Floor)	5/4/2022	2,556	2,575	—
		Delayed Draw(j)(k)	12.12% (LIBOR + 9.82%, 1.00% Floor)	5/4/2022	1,299	1,110	—
Familia Dental Group Holdings, LLC 2050 East Algonquin Road, Suite 610 Schaumburg, IL 60173	Healthcare & Pharmaceuticals	Senior Secured(g)	9.88% (LIBOR + 8.00%, 0.50% Floor)	4/8/2021	5,225	5,277	—
		Senior Secured	9.88% (LIBOR + 8.00%, 0.50% Floor)	4/8/2021	499	504	—
		Revolver(j)	9.88% (LIBOR + 8.00%, 0.50% Floor)	4/8/2021	573	344	—
First Call Resolution, LLC 2911 Tennyson Ave, Suite 304 Eugene, OR 97408	Services: Business	Senior Secured(g)	8.66% (LIBOR + 7.00%, 0.50% Floor)	9/22/2022	4,988	5,137	—
Forman Mills, Inc. 1070 Thomas Busch Memorial Highway Pennsauken, NJ 08110	Retail	Senior Secured(g)	9.38% (LIBOR + 7.50%, 1.00% Floor)	10/4/2021	8,458	8,415	—
Gibson Brands, Inc. 309 Plus Park Boulevard Nashville, TN 37217	Consumer Goods: Non-Durable	Senior Secured(r)	8.88%	8/1/2018	10,000	8,025	—
Heartland Dental, LLC 1200 Network Centre Dr Effingham, IL 62401	Healthcare & Pharmaceuticals	Junior Secured	10.38% (LIBOR + 8.50%, 1.00% Floor)	7/31/2024	3,000	3,048	—
HFZ Capital Group, LLC 600 Madison Avenue, Fifteenth Floor New York, NY 10022	Banking, Finance, Insurance & Real Estate	Senior Secured(l)	11.69% (LIBOR + 10.00%, 1.00% Floor)	10/20/2019	18,000	18,153	—
Incipio Technologies, Inc. 6001 Oak Canyon Irvine, CA 92618	Consumer Goods: Non-Durable	Unitranche Secured(n)(s)	12.13% Cash/0.55% PIK (LIBOR + 10.80%, 1.50% Floor)(t)	12/26/2019	13,803	13,396	—
		Unitranche Secured(n)	11.97% Cash/0.55% PIK (LIBOR + 10.80%, 1.50% Floor)(t)	12/26/2019	2,110	2,048	—
InMobi Pte, Ltd. 2951 28th Street, Suite 1000 Santa Monica, CA 90405	Media: Advertising, Printing & Publishing	Right to purchase 2.80% of the equity(d)(e)(l)(m)	—(f)	9/18/2025	—	219	—
Jerry Lee Radio, LLC 225 E. City Avenue Bala Cynwyd, PA 19004	Media: Broadcasting & Subscription	Senior Secured	11.38% (LIBOR + 9.50%, 0.50% Floor)	12/17/2020	11,204	11,204	—
Landpoint, LLC 5486 Airline Drive Bossier City, LA 71111	Energy: Oil & Gas	Senior Secured	12.38% Cash/2.25% PIK (LIBOR + 12.75%, 1.50% Floor)(u)	12/20/2019	2,311	2,273	—
		Revolver(j)	12.38% (LIBOR + 10.50%, 1.50% Floor)	12/20/2019	313	—	—
Liftforward SPV II, LLC 180 Maiden Lane, 10th Floor New York, NY 10038	Banking, Finance, Insurance, & Real Estate	Senior Secured(j)(l)	12.63% (LIBOR + 10.75%, 0.50% Floor)	11/10/2020	10,000	4,317	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment		Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
						(dollars in thousands)
LuLu's Fashion Lounge, LLC 195 Humboldt Ave. Chico, CA 95928	Retail	Senior Secured		8.88% (LIBOR + 7.00%, 1.00% Floor)	8/28/2022	4,812	4,909	—
Luxury Optical Holdings Co. 260 West 39th Street, 12th Floor New York, NY 10018	Retail	Senior Secured(h)		9.88% PIK (LIBOR + 8.00%, 1.00% Floor)	9/12/2019	$4,352	$3,858	—
		Delayed Draw(h)(j)(k)		13.38% (LIBOR + 11.50%, 1.00% Floor)	9/12/2019	1,059	623
		Revolver	(h)	9.88% PIK (LIBOR + 8.00%, 1.00% Floor)	9/12/2019	201	178	—
		Common stock (86 shares)(h)		—(f)	—	—	—	9.56%
Madison Logic, Inc. 257 Park Avenue South, 5th Floor New York, NY 10010	Services: Business	Senior Secured(g)		9.88% (LIBOR + 8.00%, 0.50% Floor)	11/30/2021	10,172	10,172	—
		Revolver(j)		9.88% (LIBOR + 8.00%, 0.50% Floor)	11/30/2021	988	—	—
MC Sign Lessor Corp. 8959 Tyler Boulevard Mentor, OH 44060	Media: Advertising, Printing & Publishing	Senior Secured		8.66% (LIBOR + 7.00%, 1.00% Floor)	12/22/2022	10,000	10,075	—
		Delayed Draw(j)(k)		8.66% (LIBOR + 7.00%, 1.00% Floor)	12/22/2022	2,083	—	—
		Revolver(j)		8.66% (LIBOR + 7.00%, 1.00% Floor)	12/22/2022	625	—	—
Mergermarket Bidco Limited 330 Hudson Street, 4th Floor New York, NY 10013	Media: Broadcasting & Subscription	Junior Secured		9.04% (LIBOR + 7.25%, 0.50% Floor)	8/3/2025	4,500	4,538	—
MFG Chemical, LLC 1804 Kimberly Park Drive Dalton, GA 30720	Chemicals, Plastics & Rubber	Unitranche Secured(g)(n)		7.88% (LIBOR + 6.00%, 0.50% Floor)	6/23/2022	10,477	10,461	—
		Unitranche Secured	(j)(k)(n)	7.88% (LIBOR + 6.00%, 0.50% Floor)	6/23/2022	1,135	—	—
Micro Holdings Corp. 909 N. Sepulveda Boulevard, 11th Floor El Segundo, CA 90245	High Tech Industries	Junior Secured		9.28% (LIBOR + 7.50%)	8/18/2025	3,000	3,043	—
Mid-West Wholesale Hardware Co. 1000 North Century Ave Kansas City, MO 64120	Wholesale	Senior Secured(g)		9.88% (LIBOR + 8.00%, 0.50% Floor)	2/9/2022	16,527	16,502	—
		Revolver(j)		9.88% (LIBOR + 8.00%, 0.50% Floor)	2/9/2022	4,421	631	—
Miles Partnership LLC 1000 S. McCaslin, Suite 302 Superior, CO 80027	Hotels, Gaming & Leisure	Senior Secured		11.30% Cash/2.00% PIK (LIBOR + 11.00%, 1.00% Floor)	3/24/2021	5,881	5,881	—
		Delayed Draw(j)(k)		11.30% Cash/2.00% PIK (LIBOR + 11.00%, 1.00% Floor)	3/24/2021	1,410	1,063	—
		Revolver(j)		11.30% Cash/2.00% PIK (LIBOR + 11.00%, 1.00% Floor)	3/24/2021	320	—	—
Millennial Brands LLC 126 W 9th Street Los Angeles, CA 90015	Consumer Goods: Non-Durable	Senior Secured(h)		12.00% PIK(v)	8/29/2019	1,157	—	—
		Senior Secured(h)		15.00% PIK(v)	8/29/2019	422	—	—
		Senior Secured(h)		17.00% PIK(v)	9/30/2018	235	—	—
		Senior Secured(h)		16.50% PIK(v)	8/29/2019	550	541	—
		Junior Secured(h)		15.00% PIK(v)	5/1/2020	2,011	—	—
		Common Units (75,502 units)(h)		—(f)	—	—	—	7.55%
		Preferred Units (10 units)(h)		15.00% PIK(v)	—	—	—	10.07%
MRCC Senior Loan Fund I, LLC 311 South Wacker Drive, Suite 6400 Chicago, IL 60606	Investment Funds & Vehicles	LLC Equity Interest(l)(w)		—	—	—	16,333	50.00%
Nearly Natural, Inc. 695 E 10th Ave. Hialeah, FL 33010	Wholesale	Senior Secured(g)		9.30% (LIBOR + 7.00%, 1.00% Floor)	12/15/2022	6,983	6,990	—
		Revolver(j)		9.30% (LIBOR + 7.00%, 1.00% Floor)	12/15/2022	1,522	—	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment		Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
						(dollars in thousands)
		Class A units (152,174 units)(d)(e)		—(f)	—	—	151	0.44%
Newforma, Inc. 1750 Elm Street Manchester, NH 03104	High Tech Industries	Senior Secured(g)		9.80% (LIBOR + 7.50%, 1.00% Floor)	6/30/2022	$14,924	$15,074	—
		Revolver(j)		9.80% (LIBOR + 7.50%, 1.00% Floor)	6/30/2022	1,250	—	—
Parterre Flooring & Surface Systems, LLC 500 Research Drive Wilmington, MA 01887	Consumer Goods: Durable	Senior Secured(g)		9.13% (LIBOR + 7.25%, 1.00% Floor)	8/22/2022	11,700	11,693	—
		Revolver(j)		9.13% (LIBOR + 7.25%, 1.00% Floor)	8/22/2022	2,400	—	—
Peerless Network, Inc. 222 South Riverside Plaza, Suite 2730 Chicago, IL 60606	Telecommunications	Senior Secured(g)		10.16% Cash/0.75% PIK (LIBOR + 9.25%, 0.50% Floor)(x)	12/11/2020	2,964	2,985	—
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.) 1501 4th Ave, Suite 400 Seattle, WA 98101	Services: Consumer	Senior Secured		8.20% (LIBOR + 6.50%, 1.00% Floor)	7/1/2020	4,476	4,476	—
		Senior Secured		14.20% (LIBOR + 12.50%, 1.00% Floor)	7/1/2020	4,738	4,726	—
		Revolver(j)		11.20% (LIBOR + 9.50%, 1.00% Floor)	7/1/2020	236	118	—
PKS Holdings, LLC 18 Corporate Woods Blvd Albany, NY 12211	Banking, Finance, Insurance & Real Estate	Senior Secured(l)		11.16% (LIBOR + 9.50%, 0.50% Floor)	11/30/2022	1,789	1,752	—
		Revolver(j)(l)		11.16% (LIBOR + 9.50%, 0.50% Floor)	11/30/2022	80	—	—
		Warrant to purchase 14,247 class A preferred units(d)(e)(l)		—(f)	11/30/2027	—	120	—
Playtime, LLC 13310 James East Casey Avenue Englewood, CO 80112	Hotels, Gaming & Leisure	Unitranche Secured(n)		9.38% (LIBOR + 7.50%, 1.50% Floor)	12/31/2021	4,014	3,731	—
		Preferred Units (8,665 units)(d)(e)		—(f)	—	—	13	1.35%
Pre-Paid Legal Services, Inc. (Legal Shield) One Pre-Paid Way Ada, OK 74820	Services: Consumer	Junior Secured		10.88% (LIBOR + 9.00%, 1.25% Floor)	7/1/2020	3,000	3,015	—
Priority Ambulance, LLC 9721 Cogdill Road, Suite 302 Knoxville, TN 37932	Healthcare & Pharmaceuticals	Unitranche Secured(g)(n)		8.80% (LIBOR + 6.50%, 1.00% Floor)	4/12/2022	9,258	9,263	—
		Unitranche Secured	(n)	8.79% (LIBOR + 6.50%, 1.00% Floor)	4/12/2022	676	676	—
Prototek Sheetmetal Fabrication, LLC 244 Burnham Intervale Rd Contoocook, NH 03229	High Tech Industries	Senior Secured		9.38% (LIBOR + 7.50%, 1.00% Floor)	12/12/2022	3,491	3,507	—
		Delayed Draw(j)(k)		9.38% (LIBOR + 7.50%, 1.00% Floor)	12/12/2022	2,334	—	—
		Revolver(j)		9.38% (LIBOR + 7.50%, 1.00% Floor)	12/12/2022	233	—	—
Rockdale Blackhawk, LLC 1700 Brazos Avenue Rockdale, TX 76567	Healthcare & Pharmaceuticals	Senior Secured(h)		14.88% (LIBOR + 13.00%, 1.00% Floor)	3/31/2020	10,922	10,687	—
		Capex(h)		14.88% (LIBOR + 13.00%, 1.00% Floor)	3/31/2020	549	537	—
		Revolver(h)		14.88% (LIBOR + 13.00%, 1.00% Floor)	3/31/2020	1,849	1,805	—
		Revolver(h)		14.88% (LIBOR + 13.00%, 1.00% Floor)	3/31/2020	3,236	3,158	—
		Revolver(h)		14.88% (LIBOR + 13.00%, 1.00% Floor)	3/31/2020	1,387	1,353	—
		Class A LLC Interest (22.65% LLC interest)(h)		—(f)	—	—	3,342	22.65%

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(dollars in thousands)
RPL Bidco Limited 67-74 Saffron Hill London, England, EC1N 8QX	High Tech Industries	Senior Secured(l)(m)(q)	8.02% (LIBOR + 7.50%)	11/9/2023	$9,811	$9,914	—
		Revolver(j)(l)(m)(q)	8.02% (LIBOR + 7.50%)	11/9/2023	561	—	—
SHI Holdings, Inc. 620 Newport Center Drive, 8th Floor Newport Beach, CA 92660	Healthcare & Pharmaceuticals	Senior Secured(g)(h)	12.13% (LIBOR + 10.25%)	7/10/2019	2,618	2,618	—
		Revolver(h)(j)	12.13% (LIBOR + 10.25%)	7/10/2019	3,136	2,553	—
		Common stock (24 shares)(h)	—(f)	—	—	619	19.09%
Solaray, LLC 620 S. Linden St. Sapulpa, OK 74067	Consumer Goods: Non-Durable	Senior Secured	8.55% (LIBOR + 6.50%, 1.00% Floor)	9/9/2023	3,256	3,256	—
		Delayed Draw	8.80% (LIBOR + 6.50%, 1.00% Floor)	9/9/2023	699	699	—
Summit Container Corporation 4080 McGinnis Ferry Rd., Suite 501 Alpharetta, GA 30005	Containers, Packaging & Glass	Senior Secured(g)(h)	12.00% Cash/2.00% PIK (LIBOR + 12.00%, 2.00% Floor)	1/6/2019	3,611	3,452	—
		Senior Secured(g)(h)	12.00% Cash/2.00% PIK (LIBOR + 12.00%, 2.00% Floor)	1/6/2019	1,515	1,515	—
		Warrant to purchase up to 19.50% of the equity(h)	—(f)	1/6/2024	—	—	—
Synergy Environmental Corporation 1180 Peachtree Street, Suite 2500 Atlanta, GA 30309	Environmental Industries	Senior Secured(g)	8.38% (LIBOR + 6.50%, 0.50% Floor)	4/29/2021	2,992	2,995	—
		Senior Secured(g)	8.38% (LIBOR + 6.50%, 0.50% Floor)	4/29/2021	500	501	—
		Delayed Draw(j)(k)	8.38% (LIBOR + 6.50%, 0.50% Floor)	4/29/2021	1,336	854	—
		Revolver(j)	8.38% (LIBOR + 6.50%, 0.50% Floor)	4/29/2021	671	47	—
The Octave Music Group, Inc. 850 Third Avenue, Suite 15C New York, NY 10022	Media: Diversified & Production	Junior Secured	9.94% (LIBOR + 8.25%, 1.00% Floor)	5/29/2022	5,000	5,006	—
The Tie Bar Operating Company, LLC 123 Ambassador Drive, Suite 123 Naperville, IL 60540	Retail	Class A Preferred Units (1,275 Units)(d)(e)	—	—	—	122	0.26%
		Class B Preferred Units (1,275 Units)(d)(e)	—	—	—	—	0.26%
The Worth Collection, Ltd. 520 Eighth Avenue, 23rd Floor New York, NY 10018	Retail	Senior Secured(g)	10.38% (LIBOR + 8.50%, 0.50% Floor)	9/29/2021	10,588	9,105	—
TPP Operating, Inc. 2703 Telecom Parkway, Suite 190 Richardson, TX 75082	Retail	Senior Secured(h)	7.88% PIK (LIBOR + 6.00%, 1.50% Floor)(v)	11/8/2018	9,370	—	—
		Senior Secured(h)	7.88% (LIBOR + 6.00%, 1.50% Floor)(v)	11/8/2018	7,672	38	—
		Senior Secured(h)	11.49% (LIBOR + 9.61%, 1.50% Floor)(v)	11/8/2018	4,336	3,610	—
		Common stock (24 shares)(h)	—(f)	—	—	—	24.00%
		Common stock (16 shares)(h)(y)	—(f)	—	—	—	16.00%
TRG, LLC 19115 W. Casey Road Libertyville, IL 60048	Hotels, Gaming & Leisure	Senior Secured	9.16% Cash/4.60% PIK (LIBOR + 12.10%, 0.50% Floor)(z)	3/31/2021	17,100	18,340	—
		Capex(j)	9.16% Cash/2.00% PIK (LIBOR + 9.50%, 0.50% Floor)	3/31/2021	1,636	1,452	—
		Revolver(j)	10.16% (LIBOR + 9.50%, 0.50% Floor)	3/31/2021	262	141	—
TRP Construction Group, LLC 2213 Moneda Street Haltom City, TX 76117	Construction & Building	Senior Secured(g)	8.38% (LIBOR + 6.50%, 1.00% Floor)	10/5/2022	$7,980	$7,996	—

Name and Address of Portfolio Company(a)	Industry	Type of Investment	Interest Rate(b)	Maturity Date	Principal Due at Maturity	Fair Value of Investment(c)	Percentage of Class Held
					(dollars in thousands)
		Revolver(j)	8.38% (LIBOR + 6.50%, 1.00% Floor)	10/5/2022	2,134	—	—
Yandy Holding, LLC 21615 N. 7th Avenue Phoenix, AZ 85027	Retail	Senior Secured	10.88% (LIBOR + 9.00%, 1.00% Floor)	9/30/2019	4,385	4,299	—
		Revolver(j)	10.88% (LIBOR + 9.00%, 1.00% Floor)	9/30/2019	907	—	—

(a)	All of our investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 (the “1940 Act”), unless otherwise noted. All of our investments are issued by U.S. portfolio companies unless otherwise noted.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith using significant unobservable inputs by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements.)
(d)	Represents less than 5% ownership of the portfolio company’s voting securities.
(e)	Ownership of certain equity investments may occur through a holding company or partnership.
(f)	Represents a non-income producing security.
(g)	All of this loan is held in our wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(h)	As defined in the 1940 Act, we are deemed to be an “Affiliated Person” of the portfolio company as we own five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was an Affiliated Person (but not a portfolio company that we are deemed to control).
(i)	This is a demand note with no stated maturity.
(j)	All or a portion of this commitment was unfunded at March 31, 2018. As such, interest is earned only on the funded portion of this commitment.
(k)	This delayed draw loan requires that certain financial covenants be met by the portfolio company prior to any fundings.
(l)	This investment is treated as a non-qualifying investment under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2018, non-qualifying assets totaled 14.26% of our total assets excluding prepaid expenses.
(m)	This is an international company.

(n)	We structure our unitranche secured loans as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Generally, we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan, in which case the “first out” portion of the loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche secured loans will expose us to the risks associated with second lien and subordinated loans and may limit our recourse or ability to recover collateral upon a portfolio company’s bankruptcy. Unitranche secured loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases we, together with our affiliates, are the sole or majority lender of these unitranche secured loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
(o)	A portion of this loan (principal of $2,086) is held in our wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to our revolving credit facility.
(p)	A portion of the PIK interest rate for Cornerstone Detention Products, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.33% per annum.
(q)	This term loan is denominated in Great Britain pounds and is translated into U.S. dollars as of the valuation date.
(r)	This investment represents a senior secured note that is traded in the secondary bond market.
(t)	The PIK portion of the interest rate for Incipio Technologies, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.55% per annum.
(s)	A portion of this loan (principal of $5,061) is held in our wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to our revolving credit facility.
(u)	The PIK portion of the interest rate for Landpoint, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.25% per annum.
(v)	This position was on non-accrual status as of March 31, 2018, meaning that we have ceased accruing interest income on the position. See Note 2 in the accompanying notes to the consolidated financial statements for additional information on our accounting policies.
(w)	As defined in the 1940 Act, we are deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as we own more than 25% of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was both an Affiliated Person and a portfolio company that we are deemed to Control.
(x)	The PIK portion of the interest rate for Peerless Network, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.75% per annum.
(y)	This investment is held in a wholly owned entity, MCC Holdco Equity Manager I, LLC (“MCC Holdco”), which has an independent manager who has full control over the operations of MCC Holdco, including the right to vote the shares of TPP Holdco LLC, the holding company which owns our equity interest in TPP. See Note 5 in the accompanying notes to the consolidated financial statements for additional information.
(z)	A portion of the PIK interest rate for TRG, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.60% per annum.

n/a — not applicable

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of seven members, four of whom are not “interested persons” of us, MC Advisors or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of our board of directors include oversight of our investment activities, quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by MC Advisors as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing enterprise risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of MC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Theodore L. Koenig, an interested person of us, serves as Chairman of the board of directors. The board of directors believes that it is in the best interests of our investors for Mr. Koenig to lead the board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The board of directors does not have a lead independent director. However, Thomas J. Allison, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics and circumstances of Monroe Capital Corporation because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between MC Advisors and the board of directors.

Board of Directors

Under our charter and bylaws, our directors are divided into three classes. At each annual meeting, directors will be elected for staggered terms of three years, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Theodore L. Koenig	59	Chairman of the board of directors and Chief Executive Officer	2011	2018
Aaron D. Peck	47	Director, Chief Financial Officer and Chief Investment Officer	2012	2020
Jeffrey D. Steele	58	Director	2012	2018
Independent Directors
Thomas J. Allison	66	Director	2013	2019
Jeffrey A. Golman	62	Director	2012	2020
Robert S. Rubin	62	Director	2012	2019
Jorde M. Nathan	55	Director	2013	2020

The address for each of our directors is c/o Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, IL 60606.

Biographical Information

The board of directors has determined that each of the directors is qualified to serve as our director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Thomas J. Allison has served on our board of directors and as our Audit Committee Chairperson since April 2013. Mr. Allison is currently a director of Katy Industries, a manufacturer of commercial cleaning solutions and consumer storage products, a director of PTC Alliance Group Holdings, a global manufacturer of steel tubing, and a director of CannaTrac Technology, a logistics company. From May to September 2016, Mr. Allison was a director of Rockpile Energy Services. From April 2015 to August 2016, Mr. Allison was a director of Silver Airways. From June 2014 to February 2015, Mr. Allison was CEO and a director of American Optical Services. From March to November 2014, Mr. Allison was Chairman of the Board and President of Forge Group, Inc., a mining services company. From 2006 until his retirement in 2012, Mr. Allison served as Executive Vice President and Senior Managing Director of Mesirow Financial Consulting, LLC, a full-service financial and operational advisory consulting firm headquartered in Chicago. At Mesirow, Mr. Allison managed complex turnaround situations and advised on major reorganizations and insolvencies. He also served as CEO, CFO or CRO for several clients. From 2002 to 2006, Mr. Allison served as National Practice Leader of the restructuring practice of Huron Consulting Group. From 1988 to 2002, he served in a variety of roles at Arthur Andersen, LLC, including Partner-in-Charge, Central Region Restructuring Practice. Earlier in his career, Mr. Allison served in various capacities at Coopers & Lybrand, an accounting firm, First National Bank of Chicago and the Chicago Police Department. Mr. Allison has previously served as Chairman of the Association for Certified Turnaround Professionals, Chairman and Director of the Turnaround Management Association, is a Fellow in the American College of Bankruptcy and has taught as a guest lecturer at Northwestern University and DePaul University. Mr. Allison received his bachelor of science in commerce and his master of business administration from DePaul University. Mr. Allison’s extensive turnaround and restructuring experience, financial leadership and corporate finance experience provide our board of directors with valuable industry knowledge and practical insight.

Jeffrey A. Golman has served on our board of directors since our initial public offering in October 2012 and is our nominating and corporate governance committee chairperson and a member on our audit committee. Since 2001,

Mr. Golman has served as Vice Chairman of Mesirow Financial, Inc., a diversified financial services firm headquartered in Chicago. Prior to his time with Mesirow Financial, Mr. Golman co-founded GGW Management Partners, LLC, a management-oriented investment group formed in partnership with Madison Dearborn Partners, Willis Stein & Partners and The Pritzker Organization, and was Managing Director with Lazard Frères & Co., LLC from 1989 to 1999. From 1981 to 1988, Mr. Golman worked with Salomon Brothers’ Chicago Banking Group, rising to the level of Vice President. Prior to that time, Mr. Golman practiced corporate and tax law in Chicago. Mr. Golman is a director of the Cystic Fibrosis Foundation Leadership Council’s Greater Illinois Chapter. Mr. Golman is also a member of The Economic Club of Chicago, a member of the University of Illinois Foundation and a member of the Development Council of B.U.I.L.D., Inc. (Broader Urban Involvement and Leadership Development), a non-profit organization which helps at-risk youth realize their potential and contributes to the stability, safety and well-being of our communities. Mr. Golman also serves in an advisory position and as a member of the Law Board of Northwestern University School of Law. Mr. Golman received his bachelor of science in accounting from the University of Illinois in Champaign-Urbana and received his juris doctor from Northwestern University. Mr. Golman brings extensive capital markets and middle market investment banking experience to our board.

Jorde M. Nathan has served on our board of directors and as a member of our nominating and corporate governance committee since April 2013. Mr. Nathan was a Managing Director of Barclays Bank, a major global financial services provider, from 2008 until his retirement in 2012. From 1993 until 2008, Mr. Nathan was employed by Lehman Brothers Inc., and served as a Managing Director of distressed, high yield and leverage loan sales and trading. From 1985 to 1993, Mr. Nathan served in various capacities as a First Scholar at The First National Bank of Chicago, ultimately serving as head of trading for bank loans. Mr. Nathan graduated Phi Beta Kappa with an AB degree in Chinese Language and Economics from Amherst College and earned his master of business administration from the University of Chicago. Mr. Nathan is a member of the national board and serves as chairman of the central region of the Friends of Israel Defense Forces. Mr. Nathan’s significant capital markets and leveraged loan experience provides our board of directors with industry knowledge and practical insight.

Robert S. Rubin has served on our board of directors since our initial public offering in October 2012 and is our compensation committee chairperson, a member of our audit committee and a member of our nominating and corporate governance committee. Mr. Rubin is currently managing principal of the Diamond Group, an investment group that operates various companies and partnerships engaged in asset management and real estate investments. Since 1999, Mr. Rubin has been Managing Principal of the Diamond Group and its various affiliates. Mr. Rubin was formerly Vice Chairman of the board of Diamond Bancorp, Inc. in Chicago. From 1997 to 1998, Mr. Rubin founded and ran a boutique derivatives advisory firm called Prospect Park Capital Advisors, and from 1991 to 1997 co-founded and ran Horizon Advisors, a hedge fund and commodity trading advisor. From 1986 to 1991, Mr. Rubin worked at Nomura Securities in the Global Syndicate and New Products Department, where he co-founded and served on the board of Nomura Capital Services Inc., the first Japanese dealer in derivative products. From 1983 to 1986, Mr. Rubin worked at First National Bank of Chicago (now a part of JPMorgan Chase Bank, N.A.). Mr. Rubin currently serves on the board of Aleh Negev, which supports facilities for developmentally disabled children and adults in Israel. Mr. Rubin received his bachelor of arts from Harvard College in 1978 and his master of business administration from the University of Chicago in 1986. Mr. Rubin brings extensive capital markets, risk management and business operating experience to our board.

Interested Directors

Theodore L. Koenig has served as our chairman of the board and chief executive officer since our formation in February 2011 and as chairman of MC Advisors’ investment committee since our initial public offering in October 2012. Additionally, Mr. Koenig is the chief executive officer and a manager of MC Advisors. Since founding Monroe Capital in 2004, Mr. Koenig has served continuously as its President and Chief Executive Officer. Prior to founding Monroe Capital, Mr. Koenig served as the President and Chief Executive Officer of Hilco Capital LP from 1999 to 2004, where he invested in distressed debt, junior secured debt and unsecured subordinated debt transactions. From 1986 to 1999, Mr. Koenig was a partner with the Chicago-based corporate law firm, Holleb & Coff. Mr. Koenig is a past President of the Indiana University Kelley School of Business Alumni Club of Chicago. He currently serves as director of the Commercial Finance Association and is a member of the Turnaround Management Association and the Association for

Corporate Growth. Mr. Koenig also serves on the Dean’s Advisory Council, Kelley School of Business; Board of Overseers, Chicago-Kent School of Law; and as Vice Chairman of the Board of Trustees of Allendale School, a non-profit residential and educational facility for emotionally troubled children in the greater Chicago area. He also holds a certification as a Certified Public Accountant. Mr. Koenig received a bachelor of science in accounting, with high honors, from Indiana University and earned a juris doctor, with honors, from Chicago Kent College of Law. Mr. Koenig’s depth of experience investing in a variety of debt transactions as well as his legal background provides our board of directors with valuable experience, insight and perspective.

Aaron D. Peck has served on our board of directors and as a member of MC Advisors’ investment committee since our initial public offering in October 2012. Additionally, Mr. Peck serves as our Chief Financial Officer, Chief Investment Officer and Corporate Secretary. Mr. Peck has been a managing director of Monroe Capital since September 2012, where he is responsible for portfolio management and strategic initiatives and co-leads Monroe Capital’s specialty financing lending practice. From 2002 to 2003 and from 2004 to June 2011, Mr. Peck worked in various capacities at Deerfield Capital Management LLC, including serving as its Co-Chief Investment Officer and as Managing Director of its Middle Market Lending Group. He also helped establish and served as chief portfolio manager for Deerfield Capital Corp. (f/k/a Deerfield Triarc Capital Corp.), a publicly-traded externally-managed specialty finance hybrid mortgage REIT. For Deerfield Capital Corp., Mr. Peck was the primary point of contact for institutional and retail investors, equity research analysts, investment bankers and lenders. Mr. Peck also served as a member of Deerfield Capital’s Executive Committee, Investment Committee and Risk Management Committee. From 2003 to 2004, Mr. Peck served as Senior Director of AEG Investors LLC and led the company’s efforts in acquiring distressed middle market loans. From 2001 to 2002, Mr. Peck was a senior research analyst at Black Diamond Capital Management LLC. Prior to that, Mr. Peck worked in leveraged credit at several investment firms including Salomon Smith Barney, Merrill Lynch, ESL Investments and Lehman Brothers. Mr. Peck received his bachelor of science in commerce from the University of Virginia, McIntire School of Commerce and received a master of business administration with honors from The University of Chicago, Graduate School of Business. Mr. Peck’s extensive experience in public company management, capital markets, risk management and financial services gives the board of directors valuable industry knowledge, expertise and insight.

Jeffrey D. Steele has served on our board of directors since our initial public offering in October 2012. Mr. Steele currently serves as President, Healthcare and Suburban Banking of CIBC US (formerly known as The Private Bank), a commercial bank headquartered in Chicago, where he has worked since 2007. Mr. Steele was a founding member of The Private Bank’s Transitional Management Team, and is currently a member on the bank’s Executive Committee and Loan Committee, where his responsibilities include operations, compliance, bank-wide performance and credit approval. From 1992 to 2007, Mr. Steele worked in various capacities at LaSalle Bank, N.A., including serving as Group Senior Vice President from 2001 to 2007. From 1982 to 1992, he served in a variety of roles at National Boulevard Bank of Chicago, including Vice President and Co-Head of Commercial Banking. Mr. Steele has previously served as a board member of the Better Government Association in Chicago and has taught as a guest lecturer at Indiana University Kelley School of Business and the University of Iowa Tippie College of Business. Mr. Steele received his bachelor of science in finance from Indiana University and completed a graduate program in banking management at the Stonier Graduate School of Banking. Mr. Steele brings extensive middle market commercial banking and corporate finance experience to our board of directors.

Audit Committee

Thomas J. Allison, Jeffrey A. Golman and Robert S. Rubin serve as members of our audit committee. Mr. Allison serves as chairman of the audit committee. The members of the audit committee are independent directors, each of whom meets the independence standards established by the SEC and The Nasdaq Stock Market for audit committees and is independent for purposes of the 1940 Act. Our board of directors has determined that each of the members of our audit committee is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilize the services of independent valuation firms to help them determine the fair value of these securities. The audit committee charter is available on our corporate website. The audit committee met four times in 2017.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Jeffrey A. Golman, Jorde M. Nathan and Robert S. Rubin, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Golman serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The nominating and corporate governance committee charter is available on our corporate website. The nominating and corporate governance committee met one time in 2017.

The nominating and corporate governance committee considers nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

The members of the compensation committee are Robert S. Rubin, Thomas J. Allison and Jorde M. Nathan, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Rubin serves as chairman of the compensation committee. However, our executive officers are paid by MC Advisors and do not receive any direct compensation from us. The Investment Advisory Agreement, which provides for the compensation payable to MC Advisors, is separately approved by a majority of the independent directors in accordance with Nasdaq Marketplace Rule 5605(d) and Section 15(c) of the 1940 Act. The compensation committee charter is available on our corporate website. The compensation committee met one time in 2017.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Our day-to-day investment operations are managed by MC Advisors. Services necessary for our business are provided by individuals who are employees of an affiliate of MC Advisors, pursuant to the terms of our Investment Advisory Agreement and our administration agreement. Each of our executive officers is an employee of an affiliate of MC Advisors. We reimburse MC Management, as administrator, for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of our officers and their respective staffs, and we reimburse MC Advisors for certain expenses under the Investment Advisory Agreement.

Compensation of Directors

Each independent director and each interested director who is not an employee of MC Advisors or any of its affiliates, receives an annual retainer of $20,000 for serving on the board of directors and a $1,000 fee for each meeting attended. The chair of our audit committee receives a $15,000 annual retainer and the chair of our nominating and corporate governance committee receives a $5,000 annual retainer. Mr. Steele, who is not an employee of us, MC Advisors or its affiliates, is the only interested director that currently receives director compensation. “Interested Directors” that are employees of MC Advisors or its affiliates do not receive additional compensation for service as a member of our board of directors. We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time.

The following table shows information regarding the compensation received by our directors, none of whom is an employee of the Company, for the fiscal year ended December 31, 2017. No compensation is paid by us to interested directors, other than to Mr. Steele, who is not an employee of us or MC Advisors. There are no executive officers of the Company who are not directors.

Name	Fees Earned or Paid in Cash		Total
Independent Directors
Thomas J. Allison		$41,000		$41,000
Jeffrey A. Golman		$31,000		$31,000
Jorde M. Nathan		$26,000		$26,000
Robert S. Rubin		$25,000		$25,000
Interested Directors
Jeffrey D. Steele		$25,000		$25,000
Theodore L. Koenig	$	None	$	None
Aaron D. Peck	$	None	$	None

Investment Committee

The investment committee of MC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by MC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by MC Advisors and monitors the performance of our investment portfolio. The investment committee consists of Messrs. Koenig, Peck, Egan and VanDerMeid.

Information regarding members of MC Advisors’ investment committee who are not also our directors is as follows:

Michael J. Egan has more than 30 years of experience in commercial finance, credit administration and banking. Mr. Egan joined Monroe Capital in 2004 and is responsible for credit policies and procedures along with portfolio and asset management. Mr. Egan also served as Executive Vice President and Chief Credit Officer of Hilco Capital from 1999 to 2004. Prior to joining Hilco Capital LP, Mr. Egan was with The CIT Group/Business Credit, Inc. for a ten-year period beginning in 1989, where he served as Senior Vice President and Regional Manager for the Midwest U.S. Region responsible for all credit, new business and operational functions. Prior to joining The CIT Group, Mr. Egan was a commercial lending officer with The National Community Bank of New Jersey (The Bank of New York) and a credit analyst with KeyCorp, where he completed a formal management and credit training program.

Jeremy T. VanDerMeid has more than 15 years of lending and corporate finance experience and is responsible for portfolio management, capital markets and all trading functions for Monroe Capital. Prior to joining Monroe Capital in 2007, Mr. VanDerMeid was with Morgan Stanley Investment Management in the Van Kampen Senior Loan Group. Mr. VanDerMeid managed a portfolio of bank loans for Van Kampen and also led the firm’s initiative to increase its presence with middle-market lenders and private equity firms. Prior to his work at Morgan Stanley, he worked for Dymas Capital and Heller Financial where he originated, underwrote, and managed various middle-market debt transactions.

Portfolio Management

Each investment opportunity requires the consensus and receives the unanimous approval of MC Advisors’ investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, the investment committee oversees any temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. The day-to-day management of investments approved by the investment committee is overseen by the investment committee. Biographical information with respect to the investment committee is set forth under “— Biographical Information — Interested Directors” and “— Investment Committee.”

Each of Messrs. Koenig, Peck, Egan and VanDerMeid has ownership and financial interests in, and may receive compensation and/or profit distributions from, MC Advisors. None of Messrs. Koenig, Peck, Egan and VanDerMeid receives any direct compensation from us.

The table below shows the dollar range of shares of our common stock beneficially owned by each member of the investment committee of MC Advisors responsible for our investments as of the end of our most recently completed fiscal year.

Investment Committee of MC Advisors	Dollar Range of Equity Securities in Monroe Capital Corporation(1)(2)
Theodore L. Koenig	over $1,000,000
Aaron D. Peck	$50,001 – $100,000
Michael J. Egan	$100,001 – $500,000
Jeremy T. VanDerMeid	$50,001 – $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned by the members of our investment committee is based on a closing stock price of $13.75 per share as of December 29, 2017.

Messrs. Koenig, Egan and VanDerMeid are also primarily responsible for the day-to-day management of 13 other pooled investment vehicles and four other accounts in which their affiliates may receive incentive fees, with a total amount of approximately $3.1 billion and $1.6 billion of capital under management as of December 31, 2017, respectively.

MANAGEMENT AND OTHER AGREEMENTS

We are externally managed by MC Advisor, an affiliate of ours, pursuant to the Investment Advisory Agreement and another of our affiliates, MC Management, provides administrative services to us pursuant to an Administration Agreement. Each of MC Advisor and MC Management are privately-held companies that are indirectly owned and controlled by Theodore L. Koenig, our chairman and chief executive officer. The management services and fees in effect under the Investment Advisory Agreement and the administrative services under the Administration Agreement are described further below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Investment Advisory Agreement.

The principal executive office of the Adviser and Administrator is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Investment Advisory Agreement

MC Advisors is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, MC Advisors manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, MC Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	assists us in determining what securities we purchase, retain or sell;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	executes, closes, services and monitors the investments we make.

MC Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management and Incentive Fee

Under the Investment Advisory Agreement with MC Advisors and subject to the overall supervision of our board of directors, MC Advisors provides investment advisory services to us. For providing these services, MC Advisors receives a fee from us, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage) and is payable quarterly in arrears.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the preceding quarter subject to a total return requirement. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. MC Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters (the “Incentive Fee Limitation”). Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle described below, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized gains and losses for the then-current and 11 preceding calendar quarters.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2% per quarter (8% annually). If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for MC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

We pay MC Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2% (8% annually);
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide MC Advisors with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Pre-Incentive Fee Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to MC Advisors, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
  (investment income – (management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.0%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
  (investment income – (management fee + other expenses)) = 2.3625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(3)

     = 100% × (2.3625% – 2%)

     = 0.3625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income-related portion of the incentive fee is 0.3625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
  (investment income – (management fee + other expenses)) = 2.8625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(3)
Incentive fee = 100% × “catch-up” + (20% × (Pre-incentive fee net investment income – 2.5%))

“Catch-up”    = 2.5% – 2%

      = 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.8625% – 2.5%))

       = 0.5% + (20% × 0.3625%)

      = 0.5% + 0.0725%

       = 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, transfer agent, etc.) = 0.2%
Cumulative incentive compensation accrued and/or paid for
  preceding 11 calendar quarters = $9 million

Alternative 1

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%
Pre-incentive fee net investment income
  (investment income – (management fee + other expenses)) = 2.8625%
20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8 million

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%
Pre-incentive fee net investment income
  (investment income – (management fee + other expenses)) = 2.8625%.
20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10 million

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized management fee.

Example 3: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
Year 2:	Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
Year 3:	FMV of Investment B determined to be $25 million
Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None
Year 2:	Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)
Year 3:	None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)
Year 4:	Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
Year 2:	Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
Year 3:	FMV of Investment B determined to be $27 million and Investment C sold for $30 million
Year 4:	FMV of Investment B determined to be $35 million
Year 5:	Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1:	None
Year 2:	$5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)
Year 3:	$1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2
Year 4:	None
Year 5:	None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on the fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

All investment professionals of MC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by MC Advisors and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation:

•	organization and offering;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	fees and expenses incurred by MC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investment and monitoring our investments and portfolio companies on an ongoing basis (although none of MC Advisors’ duties will be subcontracted to sub-advisors);
•	interest payable on debt, if any, incurred to finance our investments;
•	offerings of our common stock and other securities;
•	investment advisory fees;
•	administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and MC Management based upon our allocable portion of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs);
•	transfer agent, dividend agent and custodial fees and expenses;
•	federal and state registration fees;
•	all costs of registration and listing our shares on any securities exchange;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or MC Management in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by MC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to Our Business and Structure — We depend upon MC Advisors’ senior management for our success, and upon its access to the investment professionals of Monroe Capital and its affiliates” and “Risk Factors — Risks Relating to Our Business and Structure — MC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Advisors and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.

Administration Agreement

Pursuant to an Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping and record keeping and other administrative services at such facilities. Under the Administration Agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, MC Management also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. Unless terminated earlier as described below, the Administration Agreement will continue in effect from year to year with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. MC Management may retain third parties to assist in providing administrative services to us. To the extent that MC Management outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to MC Management. We reimburse MC Management for the allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Under the Administration Agreement, amounts payable quarterly for administrative expenses covered under the Administration Agreement to MC Management were limited to the greater of (i) 0.375% of our average assets for such quarter and (ii) $375,000 through December 31, 2013. For the years ended December 31, 2017, 2016 and 2015, we incurred $3.4 million, $3.1 million and

$2.7 million in administrative expenses (included within Professional fees, Administrative service fees and General and administrative expenses on the consolidated statements of operations) under the Administration Agreement, respectively, of which $1.2 million, $1.3 million and $1.1 million, respectively, was related to MC Management overhead and salary allocation and paid directly to MC Management.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Management and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Administration Agreement.

License Agreement

We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital.” Under this agreement, we have a right to use the “Monroe Capital” name for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with MC Advisors is in effect.

Staffing Agreement

We do not have any internal employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of MC Advisors to achieve our investment objective. MC Advisors is an affiliate of Monroe Capital and depends upon access to the investment professionals and other resources of Monroe Capital and Monroe Capital’s affiliates to fulfill its obligations to us under the Investment Advisory Agreement. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the professionals of Monroe Capital and its affiliates. Under the Staffing Agreement, MC Management provides MC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of MC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to MC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.

Board Approval of the Investment Advisory Agreement and Staffing Agreement

At a meeting of our board of directors held on October 5, 2017, the board, including directors who are not “interested persons” as defined in the 1940 Act, voted unanimously to approve and continue the Investment Advisory Agreement for another annual period in accordance with the requirements of the 1940 Act. The approval included consideration and approval of the specific individuals provided through the Staffing Agreement between MC Advisors and MC Management that comprise our investment committee.

In reaching a decision to approve and continue the Investment Advisory Agreement and investment committee, our board of directors reviewed a significant amount of information and considered, among other things:

•	Nature, Quality and Extent of Services. Our board of directors reviewed information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement and Staffing Agreement, including the specific approval of the members of the investment committee to be provided pursuant to the Staffing Agreement. Our board of directors considered the nature, extent and quality of the investment selection process employed by MC

Advisors and the experience of the members of the investment committee. Our board of directors concluded that the services to be provided under the Investment Advisory Agreement are consistent with those of comparable business development companies described in the available market data.
•	The reasonableness of the fees paid to MC Advisors. Our board of directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. Our board of directors also considered the profitability of MC Advisors. Based upon its review, our board of directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.
•	Investment Performance. Our board of directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. Our board of directors concluded that MC Advisors was delivering results consistent with our investment objective and that our investment performance was superior when compared to comparable business development companies over the most recently completed period.
•	Economies of Scale. Our board of directors addressed the potential for MC Advisors to realize economies of scale in managing our assets, and determined that at this time they did not expect economies of scale to be realized by MC Advisors.

In view of the variety of factors that our board of directors considered in connection with its evaluation of the Investment Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors our board of directors considered in reaching its decision. Our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our board of directors. Rather, our board of directors based its approval on the totality of information presented to, and reviewed by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

Based on the information reviewed and the discussions detailed above, our board of directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Investment Advisory Agreement and its continuation as being in the best interests of our stockholders. MC Advisors bears all expenses related to the services and personnel provided pursuant to the Staffing Agreement.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with MC Advisors, in which our senior management and members of MC Advisors’ investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with MC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in MC Advisors. In addition, our executive officers and directors and the principals of MC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives.

We may compete with other entities managed by MC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by MC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, MC Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with MC Advisors’ allocation policy so that we are not disadvantaged in relation to any other client. See “Risks — Risks Relating to Our Business and Structure — There may be conflicts related to obligations that MC Advisors’ senior investment professionals and members of its investment committee have to other clients.” MC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with MC Advisors will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

Affiliates of MC Advisors manage other assets in five closed-end funds, two small business investment companies and 12 private funds that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and to a lesser extent, unsecured subordinated debt to lower middle-market companies. In addition, MC Advisors manages our wholly-owned SBIC subsidiary, MRCC SBIC, as the manager of MRCC SBIC’s general partner, and it may manage other entities in the future with an investment focus similar to ours. To the extent that we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Advisers Act and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. MC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds or other investment vehicles.

MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts, or other investment vehicles with similar or overlapping investment strategies and have put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. We received exemptive relief from the SEC on October 15, 2014 that permits greater flexibility relating to co-investments, subject to certain conditions. When we invest alongside such other accounts as permitted under the 1940 Act, pursuant to SEC staff interpretations, or our exemptive relief from the SEC that permits greater flexibility relating to co-investments, such investments are made consistent with such relief and MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We received exemptive relief from the SEC on October 15, 2014 that permits greater flexibility relating to co-investment, subject to certain conditions. When we invest alongside such other accounts as permitted under the 1940 Act, pursuant to SEC staff interpretations, or our exemptive relief from the SEC that permits greater flexibility relating to co-investments, such investments will be made consistent with such relief and MC Advisors’ allocation policy.

Material Nonpublic Information

Our senior management, members of MC Advisors’ investment committee and other investment professionals from MC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material nonpublic information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with MC Advisors and pay MC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for MC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from MC Advisors to assist our board of directors with the valuation of our portfolio investments. MC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of MC Advisors are involved in the valuation process for our portfolio investments. See “Management and Other Agreements — Investment Advisory Agreement.” The base management fees under the Investment Advisory Agreement for the years ended December 31, 2017, 2016 and 2015 totaled $7.7 million, $6.3 million and $5.1 million, respectively. The incentive fees, net of incentive fee waivers, under the Investment Advisory Agreement for the years ended December 31, 2017, 2016 and 2015 totaled $5.3 million, $5.5 million, and $4.7 million, respectively.

Administration Agreement

We have entered into an administration agreement, pursuant to which MC Management furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

License Agreement

We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock by:

•	each person known to us to own, of record or beneficially, more than 5% of the outstanding shares of our common stock;
•	each of our directors and each executive officers; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the federal securities laws and includes voting or investment power with respect to the securities and has been determined in accordance with Rule 13d-3 of the Exchange Act. Percentage of ownership is based on 20,239,957 shares of our common stock issued and outstanding as of May 23, 2018. The address for each of our directors is c/o Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Name and Address	Number of Shares Beneficially Owned	Percentage of Class
Interested Directors:
Theodore L. Koenig	339,189	1.7%
Aaron D. Peck	5,778	*
Jeffrey D. Steele	18,000	*
Independent Directors:
Thomas J. Allison	11,949	*
Jeffrey A. Golman	2,000	*
Jorde M. Nathan	none	n/a
Robert S. Rubin	27,978	*
All officers and directors as a group (7 persons)	404,893	2.0%

*	Represents less than 1.0%.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of December 31, 2017. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Monroe Capital Corporation(1)(2)
Interested Directors:
Theodore L. Koenig	over $100,000
Aaron D. Peck	$50,001 – $100,000
Jeffrey D. Steele	over $100,000
Independent Directors:
Thomas J. Allison	over $100,000
Jeffrey A. Golman	$10,001 – $50,000
Jorde M. Nathan	none
Robert S. Rubin	over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned by the members of our board of directors is based on $13.75 per share, which was the closing stock price on December 29, 2017.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We calculate the value of our total assets in accordance with the following procedures.

Investments for which market quotations are readily available and within a recent date are valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We expect that there will not be a readily available market value within a recent date for many of our investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals responsible for the credit monitoring of the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with the investment committee;
•	our board of directors engages one or more independent valuation firm(s) to conduct fair value appraisals of material investments for which market quotations are not readily available. These fair value appraisals for material investments are received at least once in every calendar year for each portfolio company investment, but are generally received quarterly;
•	our audit committee of the board of directors reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and
•	our board of directors discusses these valuations and determines the fair value of each investment in the portfolio in good faith based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

The valuation technique utilized in the determination of fair value is affected by a wide variety of factors including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. The board of directors, together with our independent valuation firms, generally uses the yield approach to determine fair value of debt investments, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in work-out status, we may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The types of factors that may be taken into account in the determination of the fair value of our investments include, as relevant, the markets in which the portfolio company does business, overall market conditions, changes in the interest rate environment and the credit markets generally, comparisons to publicly traded securities, the enterprise value of the portfolio company, the portfolio company’s financial performance and ability to make scheduled payments, the nature and net realizable value of any collateral and other relevant factors. See Note 4 to the accompanying consolidated financial statements for additional information on the determination of fair value.

We report our investments at fair value with changes in value reported through our consolidated statements of operations under the caption “net change in unrealized gain (loss) on investments.” In determining fair value, we are required to assume that portfolio investments are to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. The market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 21, 2017, our stockholders authorized us, subject to approval of our board of directors and certain limitations set forth below, to sell or otherwise issue shares of our common stock at a discount from net asset value per share for a period of twelve months. On April 27, 2018, we filed a definitive proxy statement for our annual meeting of stockholders, to be held on June 20, 2018. The definitive proxy statement sets forth a proposal to be voted upon at the annual meeting that, if approved by stockholders, would have the effect of extending this approval to the one-year anniversary of the date of the annual meeting. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors, including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;
•	The potential market impact of being able to raise capital in the current financial market;
•	The nature of any new investors anticipated to acquire shares in the offering;
•	The anticipated rate of return on and quality, type and availability of investments;
•	The leverage available to us, both before and after the offering and other borrowing terms; and
•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit MC Advisors, as MC Advisors will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at premium to net asset value per share.

Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from net asset value); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value); and (4) an offering of 330,000 shares (33% of the outstanding shares) at $0.01 per share after offering expenses and commissions (effectively a 100% discount from net asset value). Because we are not limited as to the amount of discount from net asset value at which we can offer shares, the fourth example on the following table (at an offering price of $0.01 per share) is included, however, we will not offer shares at a 100% discount to net asset value. The acronym “NAV” stands for “net asset value.”

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,330,000	33.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$7.52	(24.79)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.75%	(24.81)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$75,213	(24.79)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(24,787)	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	—	$9.91	—	$9.67	—	$7.52	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.48)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(24.79)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	8.42%	$125,263	25.26%
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.64)%
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact on New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 100% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,330,000	33.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$7.52	(24.79)%

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—	3,300	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—	0.25%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—	$24,820	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—	$35	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—	$24,785	—
Per Share Amounts									—
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—	$7.52	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—	$7.51	—
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%	—	71,352.14%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Post Office Box 922, Wall Street Station, New York, New York 10269-0560, or by the Plan Administrator’s Interactive Voice Response System at 1 (888) 430-5746.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. In addition, if you hold your common stock with a brokerage firm that participates in the plan, you may not be able to transfer the shares to another broker and continue to participate in the plan. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market shares of our common stock and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Generally, we would expect these distributions to be taxable to our stockholders as ordinary income and not to be eligible for reduced maximum tax rates associated with qualified dividends.

Taxation as a RIC

If we continue to:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gains, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our ordinary income for each calendar year, (b) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding years (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. For the years ended December 31, 2017, 2016 and 2015 we recorded $0.1 million, $0.7 million and $0.1 million within general and administrative expenses on our consolidated statements of operations for U.S. federal excise tax.

In order to be treated as a RIC for federal income tax purposes, we must, among other things:

•	meet the Annual Distribution Requirement;
•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to prevent our receipt of income that would not satisfy the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to federal income taxes and other taxes, and therefore would be expected to achieve a reduced after-tax yield.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” (a “PFIC”), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in that case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% federal excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities is generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If we use leverage, we may be subject to certain financial covenants that could limit our ability to make distributions to our stockholders. In addition, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are unable to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC.

Although we do not expect to do so, we will be authorized (subject to our financial covenants and 1940 Act asset coverage tests) to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to eliminate or minimize our liability for federal income tax and the 4% federal excise tax. However, our ability to dispose of assets to make distributions may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and certain relief provisions are not available, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure to Qualify as a RIC.”

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. We generally are permitted to carry forward for an indefinite period any capital losses not used to offset capital gains. However, future transactions that we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for federal income tax purposes to prevent our disqualification as a RIC.

Failure to Qualify as a RIC

If we fail the 90% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which, among other things may require us to pay certain corporate-level federal taxes or to dispose of certain assets). If we are unable to qualify for treatment as a RIC and are unable to cure the failure, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. In the event of such a failure to qualify, distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income (currently generally eligible for the 20% maximum rate in the case of U.S. individual stockholders) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for two or more taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts). However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts)) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the federal corporate income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay federal corporate income tax on any retained capital gains at our regular federal corporate income tax rate, and since that rate is currently in excess of the maximum federal income tax rate currently payable by individuals on long-term capital gains, the amount of federal corporate income tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

We will provide estimated guidance of the tax characteristics of any distributions we make in our periodic reports filed with the SEC. We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. However, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, an investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, Non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in shares of our common stock.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

We are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) to withhold U.S. tax on payment of redemption proceeds and certain capital gain dividends, in each case, made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock, including the possible application of the U.S. estate tax.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of the date of this prospectus, our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, and no shares of preferred stock. Our common stock is listed on The Nasdaq Global Select Market under the ticker symbol “MRCC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of May 23, 2018:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	0	20,239,957

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our charter may provide and requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and so long as dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. There is no cumulative voting in the election of directors. Pursuant to our charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one or more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by 75% or more of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter, amend or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share

Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% (or 150% beginning March 27, 2019, or sooner if authorized by stockholders at our annual meeting) of our total assets less liabilities and indebtedness not represented by senior securities, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The rate for distributions may be variable and determined for each distribution period.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;
•	the exercise price or a formula for the determination of the exercise price for such subscription rights;
•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;
•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and
•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that: (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our board of directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our board of directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the trustee and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce rights of investors against us if we default. There are some limitations on the extent to which the trustee acts on behalf of investors, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities we may issue and the indenture. We urge you to read the indenture because it, and not this description, defines rights of a holder of debt securities.

If we offer debt securities in the future, the prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any events of default;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other material terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt (or 150% beginning March 27, 2019, or sooner if authorized by stockholders at our annual meeting), excluding the SBA debentures in accordance with SEC exemptive relief granted October 2, 2014. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the applicable prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give the holder of debt securities protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default, as defined below, or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the applicable prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), whether conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.

Payment

Unless otherwise specified in the applicable prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

Investors will have rights if an Event of Default, as defined below, occurs with respect to the debt securities of their respective series and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” with respect to the relevant series of debt securities means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

•	We do not pay the principal of any debt security of the series on its due date.
•	We do not pay interest on any debt security of the series when due, and such default is not cured within 30 days.
•	We remain in breach of any other covenant with respect to the debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the issuer.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100.0%.
•	Any other Event of Default with respect to debt securities of the series described in the applicable prospectus supplement or supplemental indenture occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

Unless the applicable prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25.0% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before a holder of debt securities is allowed to bypass the trustee and bring a lawsuit or other formal legal action or take other steps to enforce the holder’s rights or protect the holder’s interests relating to the debt securities, the following must occur:

•	The holder must give the trustee written notice that an Event of Default has occurred and remains uncured.
•	The holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.
•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.
•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, the holder is entitled at any time to bring a lawsuit for the payment of money due on the holder’s debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us notice of default or our default having to exist for a specified period of time were disregarded.
•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring the Holder’s Approval

First, there are changes that we cannot make to the debt securities without approval from each affected holder. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair the holder’s right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and
•	modify any other material aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under the indenture may waive our compliance with some of our covenants applicable to that series.

Further Details Concerning Voting

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under applicable law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, the holder of debt securities would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay debt securities of the holders. In order to achieve covenant defeasance, the following conditions must be satisfied:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their due dates.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing holders to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.
•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.
•	No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, a holder can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, a holder may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the following conditions are satisfied in order for a holder to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing a holder to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid the holder, his or her respective share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for the holder’s debt securities and the holder would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.
•	No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, a holder would have to rely solely on the trust deposit for repayment of the debt securities. A holder could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Resignation of Trustee

The trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to those series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination and Senior Indebtedness

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to a holder to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness, as defined below, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company, or DTC, will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, shares of our preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that: (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

REGULATION

We are a business development company under the 1940 Act and have elected to be treated as a RIC under the Code. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities (subject to decrease to 150%, as set forth below). On October 2, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by our wholly owned SBIC subsidiary. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

On March 23, 2018, the SBCAA was signed into law. Under the legislation, a business development company is allowed to increase its leverage capacity from an asset coverage ratio of 200% to an asset coverage ratio of 150% if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If a business development company receives stockholder approval, it would be allowed to increase its leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of the business development company’s independent directors to approve an increase in its leverage capacity, and such approval would become effective after one year. On March 27, 2018, our board of directors unanimously approved the application of the modified asset coverage requirements and recommended the submission of a proposal for stockholders to vote in favor of us to immediately become subject to the modified asset coverage requirements.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On October 15, 2014, we received an exemptive order from the SEC granting relief to enter into such co-investment transactions pursuant to certain conditions. See “Other” below.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(a)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, and such business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(b)	Securities of any eligible portfolio company which we control.
(c)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization, or, if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(d)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity securities of the eligible portfolio company.
(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area. To the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, these investments will not be qualifying assets. In accordance with Section 55(a) of the 1940 Act, we cannot invest more than 30% of our assets in non-qualifying assets.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when a business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers, employees or agents offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. MC Advisors or its affiliates will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. MC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance (which asset coverage requirement may be lowered to 150% in accordance with law). In addition, while any Senior Securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with all of our wholly-owned subsidiaries, including MRCC SBIC, for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries from our asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200% (or 150%, if lowered in accordance with law). This provides us with increased investment flexibility but also increases our risks related to leverage.

On March 27, 2018, our board of directors unanimously approved the application of the modified asset coverage requirements described above. As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective March 27, 2019. On March 27, 2018, our board of directors also recommended the submission of a proposal for stockholders to vote in favor of us to immediately become subject to a minimum asset coverage ratio of at least 150%, permitting us to double the amount of debt we incur earlier than the current effective date of March 27, 2019. If this proposal is approved by stockholders at our annual stockholder meeting, we would become subject to an asset coverage ratio of at least 150% the day after such meeting instead of on March 27, 2019.

For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital,” “Risk Factors — Risks Relating to Our Business and Structure — We maintain a revolving credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us” and “Risk Factors — Risks Relating to Our Business and Structure — Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in us.”

Codes of Ethics

We and MC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may access our code of ethics on our website at www.monroebdc.com. The date and substance of amendments to the code, if any, are noted on the cover page of the code of ethics. You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to MC Advisors. The proxy voting policies and procedures of MC Advisors are set out below. The guidelines are reviewed periodically by MC Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment advisor registered under the Advisers Act, MC Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, MC Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

These policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

MC Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. MC Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases MC Advisors will vote in favor of proposals that MC Advisors believes are likely to increase the value of the portfolio securities we hold. Although MC Advisors will generally vote against proposals that may have a negative effect on our portfolio securities, MC Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that MC Advisors’ vote is not the product of a conflict of interest, MC Advisors requires that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how MC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, MC Advisors will disclose such conflicts to us, including those directors who are not interested persons, and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how MC Advisors voted proxies for Monroe Capital Corporation by making a written request for proxy voting information to: Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, or by calling Monroe Capital Corporation at (312) 258-8300.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of MC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering the policies and procedures.

NASDAQ Global Select Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with these and all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment advisor. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the advisor negotiates no term other than price and certain other conditions are met. Except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by MC Advisors has previously invested. On October 15, 2014, we were granted an exemptive relief order that permits us, MC Advisors, MC Management, MRCC SBIC and other affiliates of Monroe Capital to engage in co-investment transactions that would otherwise be prohibited under the 1940 Act. Subject to certain conditions, we are now allowed to participate in negotiated investments with certain affiliated investment funds, providing our stockholders with access to a broader array of investment opportunities.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on companies with a class of securities registered under the Exchange Act and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such Act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

Small Business Administration Regulations

MRCC SBIC has received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs can provide financing in the form of debt and/or equity securities and provide consulting and advisory services to “eligible” small businesses. MRCC SBIC will typically invest in senior subordinated debt, acquire warrants and/or make other equity investments in qualifying small businesses.

Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover losses) for the two most recent fiscal years. In addition, an SBIC must devote at least 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses (including their affiliates) that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover losses) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business (including its affiliates) is engaged and are based on the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, under SBA regulations, without prior SBA approval, an SBIC may not invest more than 30.0% of its regulatory capital in any one portfolio company (assuming the SBIC intends to draw leverage equal to twice its regulatory capital).

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). SBA regulations allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

SBA regulations currently limit the amount that an individual SBIC may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a leverage commitment from the SBA and has been through an audit examination by the SBA subsequent to licensing. The SBA also historically limited a related group of SBICs (commonly referred to as a “family of funds”) to a maximum of $225.0 million in total borrowings. On December 18, 2015, this family of funds limitation was raised to $350.0 million in total borrowings. As we have other affiliated SBICs already in operation, MRCC SBIC was historically limited to a maximum of $40.0 million in borrowings. Pursuant to the increase in the family of funds limitation, we submitted a commitment application to the SBA and on April 13, 2016 were approved for $75.0 million in additional SBA-guaranteed debentures for MRCC SBIC, for a total of $115.0 million in available debentures.

On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of MRCC SBIC guaranteed by the SBA from our asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the asset coverage test by permitting us to borrow, through MRCC SBIC, more than we would otherwise be able to absent the receipt of this exemptive relief.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, MC Advisors is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. MC Advisors generally seeks reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, MC Advisors may select a broker based upon brokerage or research services provided to MC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $300,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

On June 21, 2017, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. On April 27, 2018, we filed a definitive proxy statement for our annual meeting of stockholders, to be held on June 20, 2018. The definitive proxy statement sets forth a proposal to be voted upon at the annual meeting that, if approved by stockholders, would have the effect of extending this approval to the one-year anniversary of the date of the annual meeting. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on The Nasdaq Global Select Market may engage in passive market making transactions in our common stock on The Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington, D.C. Nelson Mullins Riley & Scarborough LLP also represents MC Advisors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements, the effectiveness of internal control over financial reporting and the related senior securities table appearing in the Annual Report on Form 10-K and in this Prospectus and Registration Statement have been audited by RSM US LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.monroebdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except per share data)

	March 31, 2018	December 31, 2017
	(unaudited)
ASSETS
Investments, at fair value:
Non-controlled/non-affiliate company investments	$426,058	$425,747
Non-controlled affiliate company investments	53,643	58,751
Controlled affiliate company investments	16,333	9,640
Total investments, at fair value (amortized cost of: $516,121 and $507,580, respectively)	496,034	494,138
Cash	3,070	4,332
Restricted cash	7,117	2,867
Interest receivable	5,756	5,335
Other assets	727	760
Total assets	512,704	507,432
LIABILITIES
Debt:
Revolving credit facility	125,584	117,092
SBA debentures payable	112,800	109,520
Total debt	238,384	226,612
Less: Unamortized deferred financing costs	(4,468)	(4,670)
Total debt, less unamortized deferred financing costs	233,916	221,942
Interest payable	795	1,535
Management fees payable	2,163	2,064
Incentive fees payable	761	1,157
Directors’ fees payable	37	—
Accounts payable and accrued expenses	2,027	2,035
Total liabilities	239,699	228,733
Net assets	$273,005	$278,699
Commitments and contingencies (See Note 10)
ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 100,000 shares authorized, 20,240 and 20,240 shares issued and outstanding, respectively	$20	$20
Capital in excess of par value	286,141	286,141
Undistributed net investment income (accumulated distributions in excess of net investment income)	8,088	6,707
Accumulated net realized gain (loss) on investments, secured borrowings and foreign currency transactions	(360)	(372)
Accumulated net unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	(20,884)	(13,797)
Total net assets	$273,005	$278,699
Net asset value per share	$13.49	$13.77

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three months ended March 31,
	2018	2017
Investment income:
Interest income:
Non-controlled/non-affiliate company investments	$11,963	$10,055
Non-controlled affiliate company investments	1,828	1,196
Controlled affiliate company investments	—	177
Total interest income	13,791	11,428
Dividend income:
Non-controlled/non-affiliate company investments	260	250
Controlled affiliate company investments	175	—
Total dividend income	435	250
Fee income:
Non-controlled/non-affiliate company investments	724	328
Total fee income	724	328
Total investment income	14,950	12,006
Operating expenses:
Interest and other debt financing expenses	2,706	2,010
Base management fees	2,163	1,805
Incentive fees	761	1,290
Professional fees	307	291
Administrative service fees	324	330
General and administrative expenses	176	209
Excise taxes	11	—
Directors’ fees	37	37
Total expenses	6,485	5,972
Net investment income	8,465	6,034
Net gain (loss) on investments, secured borrowings, foreign currency transactions and foreign currency borrowings:
Net realized gain (loss):
Non-controlled/non-affiliate company investments	—	167
Foreign currency transactions	12	—
Net realized gain (loss)	12	167
Net change in unrealized gain (loss):
Non-controlled/non-affiliate company investments	(165)	192
Non-controlled affiliate company investments	(6,923)	(2,164)
Controlled affiliate company investments	443	(1,659)
Secured borrowings	—	(1)
Foreign currency borrowings	(442)	—
Net change in unrealized gain (loss)	(7,087)	(3,632)
Net gain (loss) on investments, secured borrowings, foreign currency transactions and foreign currency borrowings	(7,075)	(3,465)
Net increase (decrease) in net assets resulting from operations	$1,390	$2,569
Per common share data:
Net investment income per share – basic and diluted	$0.42	$0.36
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.07	$0.15
Weighted average common shares outstanding – basic and diluted	20,240	16,594

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)
(in thousands)

	Common Stock		Capital in excess of par value	Undistributed net investment income (accumulated distributions in excess of net investment income)	Accumulated net realized gain (loss) on investments, secured borrowings and foreign currency transactions	Accumulated net unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	Total net assets
	Number of shares	Par value
Balances at December 31, 2016	16,582	$17	$233,526	$7,037	$587	$(317)	$240,850
Net increase (decrease) in net assets resulting from operations	—	—	—	6,034	167	(3,632)	2,569
Issuance of common stock, net of offering and underwriting costs	114	—	1,736	—	—	—	1,736
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	16	—	254	(254)	—	—	—
Distributions from net investment income	—	—	—	(5,549)	—	—	(5,549)
Balances at March 31, 2017	16,712	$17	$235,516	$7,268	$754	$(3,949)	$239,606
Balances at December 31, 2017	20,240	$20	$286,141	$6,707	$(372)	$(13,797)	$278,699
Net increase (decrease) in net assets resulting from operations	—	—	—	8,465	12	(7,087)	1,390
Distributions to stockholders:
Distributions from net investment income	—	—	—	(7,084)	—	—	(7,084)
Balances at March 31, 2018	20,240	$20	$286,141	$8,088	$(360)	$(20,884)	$273,005

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	Three months ended March 31,
	2018	2017
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$1,390	$2,569
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (gain) loss on investments	6,645	3,631
Net change in unrealized (gain) loss on secured borrowings	—	1
Net change in unrealized (gain) loss on foreign currency borrowings	442	—
Net realized (gain) loss on investments	—	(167)
Net realized (gain) on foreign currency transactions	(12)	—
Payment-in-kind interest income	(329)	(613)
Payment-in-kind dividend income	(260)	—
Net accretion of discounts and amortization of premiums	(1,032)	(388)
Proceeds from principal payments and sales of investments	25,559	33,844
Purchases of investments	(32,479)	(41,536)
Amortization of deferred financing costs	281	231
Changes in operating assets and liabilities:
Interest receivable	(421)	(413)
Other assets	33	(803)
Interest payable	(740)	85
Management fees payable	99	56
Incentive fees payable	(396)	243
Directors’ fees payable	37	37
Accounts payable and accrued expenses	(8)	(203)
Net cash provided by (used in) operating activities	(1,191)	(3,426)
Cash flows from financing activities:
Borrowings on revolving credit facility	24,800	39,500
Repayments of revolving credit facility	(16,750)	(32,500)
SBA debentures borrowings	3,280	8,500
Payments of deferred financing costs	(79)	(554)
Proceeds from shares sold, net of offering and underwriting costs	—	1,736
Stockholder distributions paid, net of stock issued under the dividend reinvestment plan of $0, and $254, respectively	(7,084)	(5,549)
Net cash provided by (used in) financing activities	4,167	11,133
Net increase (decrease) in Cash and Restricted Cash	2,976	7,707
Effect of foreign currency exchange rates	12	—
Cash and Restricted Cash, beginning of period(1)	7,199	8,331
Cash and Restricted Cash, end of period(2)	$10,187	$16,038
Supplemental disclosure of cash flow information:
Cash interest paid during the period	$3,145	$1,639
Cash paid for excise taxes during the period	$91	$495

(1)	Represents cash and restricted cash of $4,332 and $2,867, respectively, from the consolidated statement of assets and liabilities as of December 31, 2017. Represents cash and restricted cash of $5,958 and $2,373, respectively, from the consolidated statement of assets and liabilities as of December 31, 2016.
(2)	Represents cash and restricted cash of $3,070 and $7,117, respectively, from the consolidated statement of assets and liabilities as of March 31, 2018. Represents cash and restricted cash of $5,483 and $10,555, respectively, from the consolidated statement of assets and liabilities as of March 31, 2017.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2018
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
Echelon Funding I, LLC (Delayed Draw)(e)(f)(g)	L+10.25%	11.91%	2/24/2021	15,750	$14,454	$14,681	5.4%
HFZ Capital Group, LLC(e)	L+10.00%	11.69%	10/20/2019	18,000	17,666	18,153	6.7%
Liftforward SPV II, LLC(e)(f)	L+10.75%	12.63%	11/10/2020	10,000	4,215	4,317	1.6%
PKS Holdings, LLC(e)	L+9.50%	11.16%	11/30/2022	1,789	1,631	1,752	0.6%
PKS Holdings, LLC (Revolver)(e)(f)	L+9.50%	11.16%	11/30/2022	80	—	—	0.0%
				45,619	37,966	38,903	14.3%
Beverage, Food & Tobacco
All Holding Company, LLC(h)	L+7.00%	8.88%	11/15/2021	5,294	5,216	5,225	1.9%
California Pizza Kitchen, Inc.	L+6.00%	7.88%	8/23/2022	6,895	6,835	6,771	2.5%
				12,189	12,051	11,996	4.4%
Construction & Building
Cali Bamboo, LLC	L+8.00%	9.88%	7/10/2020	5,305	5,257	5,305	1.9%
Cali Bamboo, LLC (Revolver)(f)	L+8.00%	9.88%	7/10/2020	2,165	1,602	1,602	0.6%
Cornerstone Detention Products, Inc.(i)	L+11.83%	10.38% Cash/ 3.33% PIK (j)	4/8/2019	3,477	3,461	3,470	1.3%
Cornerstone Detention Products, Inc. (Revolver)(f)	L+8.50%	10.38%	4/8/2019	1,000	200	200	0.1%
TRP Construction Group, LLC(h)	L+6.50%	8.38%	10/5/2022	7,980	7,833	7,996	2.9%
TRP Construction Group, LLC (Revolver)(f)	L+6.50%	8.38%	10/5/2022	2,134	—	—	0.0%
				22,061	18,353	18,573	6.8%
Consumer Goods: Durable
Parterre Flooring & Surface Systems, LLC(h)	L+7.25%	9.13%	8/22/2022	11,700	11,489	11,693	4.3%
Parterre Flooring & Surface Systems, LLC (Revolver)(f)	L+7.25%	9.13%	8/22/2022	2,400	—	—	0.0%
				14,100	11,489	11,693	4.3%
Consumer Goods: Non-Durable
Bluestem Brands, Inc.	L+7.50%	9.38%	11/6/2020	2,557	2,543	1,803	0.7%
Gibson Brands, Inc.(k)	n/a	8.88%	8/1/2018	10,000	9,220	8,025	2.9%
Solaray, LLC	L+6.50%	8.55%	9/9/2023	3,256	3,229	3,256	1.2%
Solaray, LLC (Delayed Draw)	L+6.50%	8.80%	9/9/2023	699	699	699	0.3%
				16,512	15,691	13,783	5.1%
Energy: Oil & Gas
Landpoint, LLC	L+12.75%	12.38% Cash/ 2.25% PIK (l)	12/20/2019	2,311	2,300	2,273	0.8%
Landpoint, LLC (Revolver)(f)	L+10.50%	12.38%	12/20/2019	313	—	—	0.0%
				2,624	2,300	2,273	0.8%
Environmental Industries
Synergy Environmental Corporation(h)	L+6.50%	8.38%	4/29/2021	2,992	2,942	2,995	1.1%
Synergy Environmental Corporation(h)	L+6.50%	8.38%	4/29/2021	500	492	501	0.2%
Synergy Environmental Corporation (Delayed Draw)(f)(g)	L+6.50%	8.38%	4/29/2021	1,336	853	854	0.3%
Synergy Environmental Corporation (Revolver)(f)	L+6.50%	8.38%	4/29/2021	671	47	47	0.0%
				5,499	4,334	4,397	1.6%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2018
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Healthcare & Pharmaceuticals
American Optics Holdco, Inc.(e)(m)	L+8.00%	9.88%	9/13/2022	4,123	$4,048	$4,191	1.6%
American Optics Holdco, Inc. (Revolver)(e)(f)(m)	L+8.00%	9.88%	9/13/2022	440	—	—	0.0%
American Optics Holdco, Inc.(e)(m)	L+8.00%	9.88%	9/13/2022	758	745	771	0.3%
American Optics Holdco, Inc. (Revolver)(e)(f)(m)	L+8.00%	9.88%	9/13/2022	440	—	—	0.0%
Beaver-Visitec International Holdings, Inc.	L+5.00%	7.30%	8/19/2023	4,925	4,885	4,950	1.8%
Edge Systems Holdings Corp.	L+7.75%	9.63%	12/1/2021	3,362	3,310	3,431	1.3%
Edge Systems Holdings Corp. (Revolver)(f)	P+6.75%	11.50%	12/1/2021	260	117	117	0.0%
Familia Dental Group Holdings, LLC(h)	L+8.00%	9.88%	4/8/2021	5,225	5,169	5,277	1.9%
Familia Dental Group Holdings, LLC	L+8.00%	9.88%	4/8/2021	499	499	504	0.2%
Familia Dental Group Holdings, LLC (Revolver)(f)	L+8.00%	9.88%	4/8/2021	573	344	344	0.1%
				20,605	19,117	19,585	7.2%
High Tech Industries
Answers Finance, LLC	L+5.00%	6.88%	4/15/2021	253	250	247	0.1%
Corbett Technology Solutions, Inc.(h)	L+7.00%	8.88%	11/7/2021	4,219	4,171	4,261	1.6%
Corbett Technology Solutions, Inc. (Revolver)(f)	L+7.00%	8.88%	11/7/2021	867	87	87	0.0%
CRMfusion Inc.	L+6.50%	8.38%	2/21/2023	5,000	4,902	4,988	1.8%
CRMfusion Inc. (Revolver)(f)	L+6.50%	8.38%	2/21/2023	500	—	—	0.0%
Energy Services Group, LLC	L+9.82%	12.12%	5/4/2022	4,562	4,512	4,608	1.7%
Energy Services Group, LLC(e)(n)	L+9.82%	10.82%	5/4/2022	2,556	2,333	2,575	1.0%
Energy Services Group, LLC (Delayed Draw)(f)(g)	L+9.82%	12.12%	5/4/2022	1,299	1,082	1,110	0.4%
Newforma, Inc.(h)	L+7.50%	9.80%	6/30/2022	14,924	14,731	15,074	5.5%
Newforma, Inc. (Revolver)(f)	L+7.50%	9.80%	6/30/2022	1,250	—	—	0.0%
Prototek Sheetmetal Fabrication, LLC	L+7.50%	9.38%	12/12/2022	3,491	3,426	3,507	1.3%
Prototek Sheetmetal Fabrication, LLC (Delayed Draw)(f)(g)	L+7.50%	9.38%	12/12/2022	2,334	—	—	0.0%
Prototek Sheetmetal Fabrication, LLC (Revolver)(f)	L+7.50%	9.38%	12/12/2022	233	—	—	0.0%
RPL Bidco Limited(e)(m)(n)	L+7.50%	8.02%	11/9/2023	9,811	9,064	9,914	3.6%
RPL Bidco Limited (Revolver)(e)(f)(m)(n)	L+7.50%	8.02%	11/9/2023	561	—	—	0.0%
				51,860	44,558	46,371	17.0%
Hotels, Gaming & Leisure
BC Equity Ventures LLC	L+6.50%	8.49%	8/31/2022	2,579	2,538	2,620	1.0%
Miles Partnership LLC	L+11.00%	11.30% Cash/ 2.00% PIK	3/24/2021	5,881	5,851	5,881	2.1%
Miles Partnership LLC (Delayed Draw)(f)(g)	L+11.00%	11.30% Cash/ 2.00% PIK	3/24/2021	1,410	1,063	1,063	0.4%
Miles Partnership LLC (Revolver)(f)	L+11.00%	11.30% Cash/ 2.00% PIK	3/24/2021	320	—	—	0.0%
TRG, LLC	L+12.10%	9.16% Cash/ 4.60% PIK (o)	3/31/2021	17,100	17,023	18,340	6.7%
TRG, LLC (CapEx)(f)	L+9.50%	9.16% Cash/ 2.00% PIK	3/31/2021	1,636	1,348	1,452	0.5%
TRG, LLC (Revolver)(f)	L+9.50%	11.16%	3/31/2021	262	131	141	0.1%
				29,188	27,954	29,497	10.8%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2018
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Media: Advertising, Printing & Publishing
AdTheorent, Inc.	L+10.50%	12.16%	12/22/2021	4,875	$4,800	$4,863	1.8%
Destination Media, Inc.(h)	L+6.50%	8.38%	4/7/2022	7,800	7,703	7,769	2.8%
Destination Media, Inc. (Revolver)(f)	L+6.50%	8.38%	4/7/2022	542	—	—	0.0%
MC Sign Lessor Corp.	L+7.00%	8.66%	12/22/2022	10,000	9,809	10,075	3.7%
MC Sign Lessor Corp. (Delayed Draw)(f)(g)	L+7.00%	8.66%	12/22/2022	2,083	—	—	0.0%
MC Sign Lessor Corp. (Revolver)(f)	L+7.00%	8.66%	12/22/2022	625	—	—	0.0%
				25,925	22,312	22,707	8.3%
Media: Broadcasting & Subscription
Jerry Lee Radio, LLC	L+9.50%	11.38%	12/17/2020	11,204	11,034	11,204	4.1%
				11,204	11,034	11,204	4.1%
Retail
Forman Mills, Inc.(h)	L+7.50%	9.38%	10/4/2021	8,458	8,332	8,415	3.1%
LuLu’s Fashion Lounge, LLC	L+7.00%	8.88%	8/28/2022	4,812	4,682	4,909	1.8%
The Worth Collection, Ltd.(h)	L+8.50%	10.38%	9/29/2021	10,588	10,430	9,105	3.3%
Yandy Holding, LLC	L+9.00%	10.88%	9/30/2019	4,385	4,362	4,299	1.6%
Yandy Holding, LLC (Revolver)(f)	L+9.00%	10.88%	9/30/2019	907	—	—	0.0%
				29,150	27,806	26,728	9.8%
Services: Business
APCO Worldwide, Inc.	L+8.00%	9.88%	6/30/2022	5,000	4,912	5,040	1.9%
Burroughs, Inc.(h)	L+7.50%	9.16%	12/22/2022	6,000	5,913	6,027	2.2%
Burroughs, Inc. (Revolver)(f)	L+7.50%	9.16%	12/22/2022	750	375	375	0.1%
Curion Holdings, LLC(h)	L+7.00%	8.88%	5/2/2022	3,859	3,810	3,792	1.4%
Curion Holdings, LLC (Revolver)(f)	L+7.00%	8.88%	5/2/2022	308	77	75	0.0%
EB Employee Solutions, LLC(h)	L+8.00%	9.88%	2/28/2019	3,170	3,149	3,107	1.1%
First Call Resolution, LLC(h)	L+7.00%	8.66%	9/22/2022	4,988	4,909	5,137	1.9%
Madison Logic, Inc.(h)	L+8.00%	9.88%	11/30/2021	10,172	10,013	10,172	3.7%
Madison Logic, Inc. (Revolver)(f)	L+8.00%	9.88%	11/30/2021	988	—	—	0.0%
				35,235	33,158	33,725	12.3%
Services: Consumer
PeopleConnect Intermediate, LLC	L+6.50%	8.20%	7/1/2020	4,476	4,425	4,476	1.7%
PeopleConnect Intermediate, LLC	L+12.50%	14.20%	7/1/2020	4,738	4,681	4,726	1.7%
PeopleConnect Intermediate, LLC (Revolver)(f)	L+9.50%	11.20%	7/1/2020	236	118	118	0.0%
				9,450	9,224	9,320	3.4%
Telecommunications
Peerless Network, Inc.(h)	L+9.25%	10.16% Cash/ 0.75% PIK (p)	12/11/2020	2,964	2,919	2,985	1.1%
				2,964	2,919	2,985	1.1%
Utilities: Electric
CRCI Holdings, Inc.	L+5.50%	8.17%	8/31/2023	2,782	2,760	2,797	1.0%
				2,782	2,760	2,797	1.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2018
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Wholesale
Mid-West Wholesale Hardware Co.(h)	L+8.00%	9.88%	2/9/2022	16,527	$16,250	$16,502	6.0%
Mid-West Wholesale Hardware Co. (Revolver)(f)	L+8.00%	9.88%	2/9/2022	4,421	632	631	0.2%
Nearly Natural, Inc.(h)	L+7.00%	9.30%	12/15/2022	6,983	6,849	6,990	2.6%
Nearly Natural, Inc. (Revolver)(f)	L+7.00%	9.30%	12/15/2022	1,522	—	—	0.0%
				29,453	23,731	24,123	8.8%
Total Non-Controlled/Non-Affiliate Senior Secured Loans				366,420	326,757	330,660	121.1%
Unitranche Secured Loans(q)
Chemicals, Plastics & Rubber
MFG Chemical, LLC(h)	L+6.00%	7.88%	6/23/2022	10,477	$10,337	$10,461	3.8%
MFG Chemical, LLC (Delayed Draw)(f)(g)	L+6.00%	7.88%	6/23/2022	1,135	—	—	0.0%
				11,612	10,337	10,461	3.8%
Consumer Goods: Non-Durable
Incipio Technologies, Inc.(r)	L+10.80%	12.13% Cash/ 0.55% PIK (ab)	12/26/2019	13,803	13,675	13,396	4.9%
Incipio Technologies, Inc.	L+10.80%	11.97% Cash/ 0.55% PIK (ab)	12/26/2019	2,110	2,110	2,048	0.8%
				15,913	15,785	15,444	5.7%
Healthcare & Pharmaceuticals
Collaborative Neuroscience Network, LLC	L+11.50%	13.38%	4/27/2018	6,120	6,080	5,909	2.2%
Collaborative Neuroscience Network, LLC	n/a	12.00% Cash/ 3.00% PIK	4/27/2018	297	297	297	0.1%
Collaborative Neuroscience Network, LLC (Revolver)	L+10.00%	11.88%	4/27/2018	200	191	195	0.1%
Priority Ambulance, LLC(h)	L+6.50%	8.80%	4/12/2022	9,258	9,098	9,263	3.4%
Priority Ambulance, LLC	L+6.50%	8.79%	4/12/2022	676	676	676	0.2%
				16,551	16,342	16,340	6.0%
Hotels, Gaming & Leisure
Playtime, LLC	L+7.50%	9.38%	12/31/2021	4,014	4,014	3,731	1.4%
				4,014	4,014	3,731	1.4%
Total Non-Controlled/Non-Affiliate Unitranche Secured Loans				48,090	46,478	45,976	16.9%
Junior Secured Loans
Aerospace & Defense
AIM Aerospace, Inc.	L+9.00%	10.77%	8/2/2022	5,000	4,945	5,000	1.8%
				5,000	4,945	5,000	1.8%
Banking, Finance, Insurance & Real Estate
Confie Seguros Holdings II Co.	L+9.50%	11.48%	5/8/2019	8,594	8,401	8,347	3.1%
				8,594	8,401	8,347	3.1%
Beverage, Food & Tobacco
CSM Bakery Supplies LLC	L+7.75%	9.45%	7/3/2021	5,792	5,792	5,570	2.1%
				5,792	5,792	5,570	2.1%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2018
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Healthcare & Pharmaceuticals
Heartland Dental, LLC	L+8.50%	10.38%		7/31/2024	3,000	$2,958	$3,048	1.1%
					3,000	2,958	3,048	1.1%
High Tech Industries
Answers Finance, LLC	P+7.90%	9.00	%(s)	9/15/2021	393	391	386	0.1%
Micro Holdings Corp.	L+7.50%	9.28%		8/18/2025	3,000	2,972	3,043	1.1%
					3,393	3,363	3,429	1.2%
Media: Broadcasting & Subscription
Mergermarket Bidco Limited	L+7.25%	9.04%		8/3/2025	4,500	4,456	4,538	1.7%
					4,500	4,456	4,538	1.7%
Media: Diversified & Production
The Octave Music Group, Inc.	L+8.25%	9.94%		5/29/2022	5,000	4,949	5,006	1.8%
					5,000	4,949	5,006	1.8%
Services: Consumer
Education Corporation of America	L+11.00%	13.31%		12/31/2018	625	$621	$625	0.2%
Pre-Paid Legal Services, Inc. (Legal Shield)	L+9.00%	10.88%		7/1/2020	3,000	3,000	3,015	1.1%
					3,625	3,621	3,640	1.3%
Total Non-Controlled/Non-Affiliate Junior Secured Loans					38,904	38,485	38,578	14.1%
Equity Securities(t)(u)
Banking, Finance, Insurance & Real Estate
PKS Holdings, LLC (warrant to purchase 14,247 class A preferred units)(e)	—	—	(v)	11/30/2027	—	116	120	0.0%
						116	120	0.0%
Healthcare & Pharmaceuticals
Collaborative Neuroscience Network, LLC (warrant to purchase up to 2 LLC units)	—	—	(v)	12/27/2022	—	—	—	0.0%
Collaborative Neuroscience Network, LLC (warrant to purchase up to 2 LLC units)	—	—	(v)	12/31/2027	—	—	—	0.0%
						—	—	0.0%
High Tech Industries
Answers Finance, LLC (76,539 shares of common stock)	—	—	(v)	—	—	2,413	1,167	0.4%
						2,413	1,167	0.4%
Hotels, Gaming & Leisure
Playtime, LLC – Preferred Units (8,665 units)	—	—	(v)	—	—	200	13	0.0%
						200	13	0.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2018
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity		Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Media: Advertising, Printing & Publishing
AdTheorent, Inc. (128,866 class A voting units)	—	—	(v)	—		—	$129	$122	0.0%
InMobi Pte, Ltd. (represents the right to purchase 2.80% of the equity)(e)(m)	—	—	(v)	9/18/2025		—	—	219	0.1%
							129	341	0.1%
Retail
The Tie Bar Operating Company, LLC – Class A Preferred Units (1,275 units)	—	—		—		—	86	122	0.0%
The Tie Bar Operating Company, LLC – Class B Preferred Units (1,275 units)	—	—		—		—	1	—	0.0%
							87	122	0.0%
Services: Business
APCO Worldwide, Inc. (100 class A voting common stock)	—	—	(v)	—		—	395	427	0.2%
							395	427	0.2%
Services: Consumer
Education Corporation of America – Series G Preferred Stock (8,333 shares)	—	12.00% PIK		—		—	8,627	8,503	3.2%
							8,627	8,503	3.2%
Wholesale
Nearly Natural, Inc. (152,174 class A units)	—	—	(v)	—		—	$152	$151	0.1%
							152	151	0.1%
Total Non-Controlled/Non-Affiliate Equity Securities							12,119	10,844	4.0%
Total Non-Controlled/Non-Affiliate Company Investments							$423,839	$426,058	156.1%
Non-Controlled Affiliate Company Investments(w)
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
American Community Homes, Inc.	L+10.00%	11.88%		7/22/2019		7,333	$7,272	$7,366	2.7%
American Community Homes, Inc.	L+14.50%	11.88% Cash/ 4.50% PIK		7/22/2019		4,296	4,265	4,334	1.6%
American Community Homes, Inc.	L+14.50%	11.88% Cash/ 4.50% PIK		n/a	(x)	549	543	549	0.2%
American Community Homes, Inc.	L+10.00%	11.88%		7/22/2019		444	436	447	0.2%
American Community Homes, Inc.	L+14.50%	11.88% Cash/ 4.50% PIK		7/22/2019		231	227	233	0.1%
American Community Homes, Inc. (Delayed Draw)(f)(g)	L+10.00%	11.88%		7/22/2019		444	—	—	0.0%
American Community Homes, Inc. (Delayed Draw)(f)(g)	L+14.50%	11.88% Cash/ 4.50% PIK		7/22/2019		222	—	—	0.0%
						13,519	12,743	12,929	4.8%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2018
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Consumer Goods: Non-Durable
Millennial Brands LLC	n/a	12.00% PIK	(y)	8/29/2019	1,157	$1,157	$—	0.0%
Millennial Brands LLC	n/a	15.00% PIK	(y)	8/29/2019	422	416	—	0.0%
Millennial Brands LLC	n/a	17.00% PIK	(y)	9/30/2018	235	235	—	0.0%
Millennial Brands LLC	n/a	16.50% PIK	(y)	8/29/2019	550	534	541	0.2%
					2,364	2,342	541	0.2%
Containers, Packaging & Glass
Summit Container Corporation(h)	L+12.00%	12.00% Cash/ 2.00% PIK		1/6/2019	3,611	3,601	3,452	1.2%
Summit Container Corporation(h)	L+12.00%	12.00% Cash/ 2.00% PIK		1/6/2019	1,515	1,515	1,515	0.6%
					5,126	5,116	4,967	1.8%
Healthcare & Pharmaceuticals
Rockdale Blackhawk, LLC	L+13.00%	14.88%		3/31/2020	10,922	10,409	10,687	3.9%
Rockdale Blackhawk, LLC (Capex)	L+13.00%	14.88%		3/31/2020	549	549	537	0.2%
Rockdale Blackhawk, LLC (Revolver)	L+13.00%	14.88%		3/31/2020	1,849	1,849	1,805	0.7%
Rockdale Blackhawk, LLC (Revolver)	L+13.00%	14.88%		3/31/2020	3,236	3,236	3,158	1.1%
Rockdale Blackhawk, LLC (Revolver)	L+13.00%	14.88%		3/31/2020	1,387	1,387	1,353	0.5%
SHI Holdings, Inc.(h)	L+10.25%	12.13%		7/10/2019	2,618	2,605	2,618	1.0%
SHI Holdings, Inc. (Revolver)(f)	L+10.25%	12.13%		7/10/2019	3,136	2,545	2,553	0.9%
					23,697	22,580	22,711	8.3%
Retail
Luxury Optical Holdings Co.	L+8.00%	9.88% PIK		9/12/2019	4,352	4,325	3,858	1.4%
Luxury Optical Holdings Co. (Delayed Draw)(f)(g)	L+11.50%	13.38%		9/12/2019	1,059	623	623	0.2%
Luxury Optical Holdings Co. (Revolver)	L+8.00%	9.88% PIK		9/12/2019	201	201	178	0.1%
TPP Operating, Inc.	L+6.00%	7.88% PIK	(y)	11/8/2018	9,370	9,330	—	0.0%
TPP Operating, Inc.	L+6.00%	7.88	%(y)	11/8/2018	7,672	7,630	38	0.0%
TPP Operating, Inc.	L+9.61%	11.49	%(y)	11/8/2018	4,336	4,289	3,610	1.3%
					26,990	26,398	8,307	3.0%
Total Non-Controlled Affiliate Senior Secured Loans					71,696	69,179	49,455	18.1%
Junior Secured Loans
Consumer Goods: Non-Durable
Millennial Brands LLC	n/a	15.00% PIK	(y)	5/1/2020	2,011	$2,011	$—	0.0%
					2,011	2,011	—	0.0%
Total Non-Controlled Affiliate Company Junior Secured Loans					2,011	2,011	—	0.0%
Equity Securities(u)
Banking, Finance, Insurance & Real Estate
American Community Homes, Inc. (warrant to purchase up to 9.0% of the equity)	—	—	(v)	10/9/2024	—	—	227	0.1%
						—	227	0.1%
Consumer Goods: Non-Durable
Millennial Brands LLC	—	—	(v)	—	—	—	—	0.0%
Millennial Brands LLC	n/a	15.00% PIK	(y)	—	—	967	—	0.0%
						967	—	0.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2018
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Containers, Packaging & Glass
Summit Container Corporation (warrant to purchase up to 19.50% of the equity)	—	—	(v)	1/6/2024	—	$—	$—	0.0%
						—	—	0.0%
Healthcare & Pharmaceuticals
Rockdale Blackhawk, LLC – LLC Units (22.65% of the LLC interest)	—	—	(v)	—	—	1,093	3,342	1.2%
SHI Holdings, Inc. (24 shares of common stock)	—	—	(v)	—	—	27	619	0.2%
						1,120	3,961	1.4%
Retail
Luxury Optical Holdings Co. (86 shares of common stock)	—	—	(v)	—	—	—	—	0.0%
TPP Operating, Inc. (24 shares of common stock)	—	—	(v)	—	—	1,953	—	0.0%
TPP Operating, Inc. (16 shares of common stock)(z)	—	—	(v)	—	—	1,302	—	0.0%
						3,255	—	0.0%
Total Non-Controlled Affiliate Equity Securities						5,342	4,188	1.5%
Total Non-Controlled Affiliate Company Investments						$76,532	$53,643	19.6%
Controlled Affiliate Company Investments(aa)
Equity Securities
Investment Funds & Vehicles
MRCC Senior Loan Fund I, LLC(e)	—	—		—	—	15,750	16,333	6.0%
Total Controlled Affiliate Equity Securities						15,750	16,333	6.0%
Total Controlled Affiliate Company Investments						$15,750	$16,333	6.0%
TOTAL INVESTMENTS						$516,121	$496,034	181.7%

(a)	All of the Company’s investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 (the “1940 Act”), unless otherwise noted. All of the Company’s investments are issued by U.S. portfolio companies unless otherwise noted.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor, or rate cap.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith using significant unobservable inputs by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements.)
(d)	Percentages are based on net assets of $273,005 as of March 31, 2018.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2018
(in thousands, except for shares and units)

(e)	This investment is treated as a non-qualifying investment under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of March 31, 2018, non-qualifying assets totaled 14.26% of the Company’s total assets.
(f)	All or a portion of this commitment was unfunded at March 31, 2018. As such, interest is earned only on the funded portion of this commitment.
(g)	This delayed draw loan requires that certain financial covenants be met by the portfolio company prior to any fundings.
(h)	All of this loan is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(i)	A portion of this loan (principal of $2,086) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(j)	A portion of the PIK interest rate for Cornerstone Detention Products, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.33% per annum.
(k)	This investment represents a senior secured note that is traded in the secondary bond market.
(l)	The PIK portion of the interest rate for Landpoint, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.25% per annum.
(m)	This is an international company.
(n)	This term loan is denominated in Great Britain pounds and is translated into U.S. dollars as of the valuation date.
(o)	A portion of the PIK interest rate for TRG, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.60% per annum.
(p)	The PIK portion of the interest rate for Peerless Network, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.75% per annum.
(q)	The Company structures its unitranche secured loans as senior secured loans. The Company obtains security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Generally, the Company syndicates a “first out” portion of the loan to an investor and retains a “last out” portion of the loan, in which case the “first out” portion of the loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and the Company’s unitranche secured loans will expose the Company to the risks associated with second lien and subordinated loans and may limit the Company’s recourse or ability to recover collateral upon a portfolio company’s bankruptcy. Unitranche secured loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases the Company, together with its affiliates, are the sole or majority lender of these unitranche secured loans, which can afford the Company additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
(r)	A portion of this loan (principal of $5,061) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(s)	This term loan is subject to a prime rate cap of 1.10%.
(t)	Represents less than 5% ownership of the portfolio company’s voting securities.
(u)	Ownership of certain equity investments may occur through a holding company or partnership.
(v)	Represents a non-income producing security.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2018
(in thousands, except for shares and units)

(w)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as it owns five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).
(x)	This is a demand note with no stated maturity.
(y)	This position was on non-accrual status as of March 31, 2018, meaning that the Company has ceased accruing interest income on the position. See Note 2 in the accompanying notes to the consolidated financial statements for additional information on the Company’s accounting policies.
(z)	This investment is held in a wholly owned entity, MCC Holdco Equity Manager I, LLC (“MCC Holdco”), which has an independent manager who has full control over the operations of MCC Holdco, including the right to vote the shares of TPP Holdco LLC, the holding company which owns the Company’s equity interest in TPP. See Note 5 in the accompanying notes to the consolidated financial statements for additional information.
(aa)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as it owns more than 25% in company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(ab)	The PIK portion of the interest rate for Incipio Technologies, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.55% per annum.

n/a — not applicable

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
Echelon Funding I, LLC (Delayed Draw)(e)(f)(g)	L+10.25%	11.61%	2/24/2021	15,750	$15,415	$15,654	5.6%
HFZ Capital Group, LLC(e)	L+10.00%	11.36%	10/20/2019	18,000	17,613	17,991	6.5%
Liftforward SPV II, LLC(e)(f)	L+10.75%	12.32%	11/10/2020	10,000	4,212	4,268	1.5%
PKS Holdings, LLC(e)	L+9.50%	10.85%	11/30/2022	1,800	1,640	1,719	0.6%
PKS Holdings, LLC (Revolver)(e)(f)	L+9.50%	10.85%	11/30/2022	80	—	—	0.0%
				45,630	38,880	39,632	14.2%
Beverage, Food & Tobacco
All Holding Company, LLC(h)	L+7.00%	8.57%	11/15/2021	5,328	5,246	5,368	1.9%
California Pizza Kitchen, Inc.	L+6.00%	7.57%	8/23/2022	6,913	6,850	6,791	2.5%
				12,241	12,096	12,159	4.4%
Construction & Building
Cali Bamboo, LLC	L+8.00%	9.57%	7/10/2020	5,319	5,266	5,319	1.9%
Cali Bamboo, LLC (Revolver)(f)	L+8.00%	9.57%	7/10/2020	2,165	1,039	1,039	0.4%
Cornerstone Detention Products, Inc.(i)	L+11.83%	10.07% Cash/ 3.33% PIK (j)	4/8/2019	3,521	3,501	3,500	1.3%
Cornerstone Detention Products, Inc. (Revolver)(f)	L+8.50%	10.07%	4/8/2019	400	200	199	0.1%
TRP Construction Group, LLC(h)	L+6.50%	8.07%	10/5/2022	8,000	7,845	7,992	2.9%
TRP Construction Group, LLC (Revolver)(f)	L+6.50%	8.07%	10/5/2022	2,134	—	—	0.0%
				21,539	17,851	18,049	6.6%
Consumer Goods: Durable
Parterre Flooring & Surface Systems, LLC(h)	L+7.25%	8.82%	8/22/2022	11,850	11,625	11,808	4.2%
Parterre Flooring & Surface Systems, LLC (Revolver)(f)	L+7.25%	8.82%	8/22/2022	2,400	—	—	0.0%
				14,250	11,625	11,808	4.2%
Consumer Goods: Non-Durable
Bluestem Brands, Inc.	L+7.50%	9.07%	11/6/2020	2,597	2,581	1,829	0.7%
Gibson Brands, Inc.(k)	8.88%	8.88%	8/1/2018	10,000	8,664	8,435	3.0%
Solaray, LLC	L+6.50%	8.02%	9/9/2023	3,264	3,236	3,264	1.2%
Solaray, LLC (Delayed Draw)	L+6.50%	8.19%	9/9/2023	699	699	699	0.3%
				16,560	15,180	14,227	5.2%
Energy: Oil & Gas
Landpoint, LLC	L+12.75%	12.07% Cash/ 2.25% PIK (l)	12/20/2019	2,386	2,372	2,352	0.8%
Landpoint, LLC (Revolver)(f)	L+10.50%	12.07%	12/20/2019	313	—	—	0.0%
				2,699	2,372	2,352	0.8%
Environmental Industries
Synergy Environmental Corporation(h)	L+8.00%	9.57%	4/29/2021	3,011	2,958	3,036	1.1%
Synergy Environmental Corporation(h)	L+8.00%	9.57%	4/29/2021	504	495	508	0.2%
Synergy Environmental Corporation (Delayed Draw)(f)(g)	L+8.00%	9.57%	4/29/2018	1,342	859	866	0.3%
Synergy Environmental Corporation (Revolver)(f)	L+8.00%	9.57%	4/29/2021	671	47	47	0.0%
				5,528	4,359	4,457	1.6%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Healthcare & Pharmaceuticals
American Optics Holdco, Inc.(e)(m)	L+8.00%	9.57%	9/13/2022	4,133	$4,055	$4,136	1.5%
American Optics Holdco, Inc. (Revolver)(e)(f)(m)	L+8.00%	9.57%	9/13/2022	440	—	—	0.0%
American Optics Holdco, Inc.(e)(m)	L+8.00%	9.57%	9/13/2022	760	746	761	0.3%
American Optics Holdco, Inc. (Revolver)(e)(f)(m)	L+8.00%	9.57%	9/13/2022	440	—	—	0.0%
Beaver-Visitec International Holdings, Inc.	L+5.00%	6.69%	8/19/2023	4,938	4,895	4,938	1.8%
Edge Systems Holdings Corp.	L+7.75%	9.32%	12/1/2021	3,384	3,329	3,445	1.2%
Edge Systems Holdings Corp. (Revolver)(f)	P+6.75%	11.25%	12/1/2021	260	—	—	0.0%
Familia Dental Group Holdings, LLC(h)	L+8.00%	9.57%	4/8/2021	5,259	5,199	5,322	1.9%
Familia Dental Group Holdings, LLC	L+8.00%	9.57%	4/8/2021	506	506	512	0.2%
Familia Dental Group Holdings, LLC (Revolver)(f)	L+8.00%	9.57%	4/8/2021	573	344	344	0.1%
				20,693	19,074	19,458	7.0%
High Tech Industries
Answers Finance, LLC	L+5.00%	6.57%	4/15/2021	253	251	249	0.1%
Corbett Technology Solutions, Inc.(h)	L+7.00%	8.57%	11/7/2021	4,275	4,224	4,318	1.5%
Corbett Technology Solutions, Inc. (Revolver)(f)	L+7.00%	8.57%	11/7/2021	867	607	607	0.2%
Energy Services Group, LLC	L+9.82%	11.39%	5/4/2022	4,620	4,568	4,678	1.7%
Energy Services Group, LLC(e)(n)	L+9.82%	10.82%	5/4/2022	2,495	2,361	2,509	0.9%
Energy Services Group, LLC (Delayed Draw)(f)(g)	L+9.82%	11.39%	5/4/2022	1,313	1,096	1,126	0.4%
Newforma, Inc.(h)	L+7.50%	9.19%	6/30/2022	14,962	14,754	15,060	5.4%
Newforma, Inc. (Revolver)(f)	L+7.50%	9.19%	6/30/2022	1,250	—	—	0.0%
Prototek Sheetmetal Fabrication, LLC	L+7.50%	9.07%	12/12/2022	3,500	3,430	3,430	1.2%
Prototek Sheetmetal Fabrication, LLC (Delayed Draw)(f)(g)	L+7.50%	9.07%	12/12/2022	2,334	—	—	0.0%
Prototek Sheetmetal Fabrication, LLC (Revolver)(f)	L+7.50%	9.07%	12/12/2022	233	—	—	0.0%
RPL Bidco Limited(e)(m)(n)	L+7.50%	8.02%	11/9/2023	9,459	9,057	9,516	3.4%
RPL Bidco Limited (Revolver)(e)(f)(m)(n)	L+7.50%	8.02%	11/9/2023	540	—	—	0.0%
				46,101	40,348	41,493	14.8%
Hotels, Gaming & Leisure
BC Equity Ventures LLC	L+6.50%	8.07%	8/31/2022	2,586	2,543	2,624	0.9%
Miles Partnership LLC	L+8.50%	10.19%	3/24/2021	5,946	5,910	6,005	2.2%
Miles Partnership LLC (Delayed Draw)(f)(g)	L+8.50%	10.19%	3/24/2021	1,422	1,074	1,085	0.4%
Miles Partnership LLC (Revolver)(f)	L+8.50%	10.19%	3/24/2021	320	—	—	0.0%
TRG, LLC	L+12.42%	8.86% Cash/ 4.92% PIK(o)	3/31/2021	17,088	17,000	17,190	6.2%
TRG, LLC (CapEx)(f)	L+9.50%	8.86% Cash/ 2.00% PIK	3/31/2021	1,629	1,340	1,354	0.5%
TRG, LLC (Revolver)(f)	L+9.50%	10.86%	3/31/2021	262	131	131	0.0%
Vacation Innovations, LLC(p)	L+9.31%	8.57% Cash/ 2.31% PIK(q)	8/20/2020	9,282	9,170	10,040	3.6%
Vacation Innovations, LLC (Delayed Draw)(f)(g)	L+7.50%	8.57% Cash/ 0.50% PIK	8/20/2020	2,037	—	—	0.0%
Vacation Innovations, LLC (Revolver)	L+7.50%	8.57% Cash/ 0.50% PIK	8/20/2020	342	342	342	0.1%
				40,914	37,510	38,771	13.9%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Media: Advertising, Printing & Publishing
AdTheorent, Inc.	L+8.50%	9.86%	12/22/2021	4,906	$4,824	$4,937	1.8%
Destination Media, Inc.(h)	L+6.50%	8.07%	4/7/2022	7,850	7,747	7,991	2.8%
Destination Media, Inc. (Revolver)(f)	L+6.50%	8.07%	4/7/2022	542	—	—	0.0%
MC Sign Lessor Corp.	L+7.00%	8.53%	12/22/2022	10,000	9,801	9,800	3.5%
MC Sign Lessor Corp. (Delayed Draw)(f)(g)	L+7.00%	8.53%	12/22/2022	2,083	—	—	0.0%
MC Sign Lessor Corp. (Revolver)(f)	L+7.00%	8.53%	12/22/2022	625	146	146	0.1%
				26,006	22,518	22,874	8.2%
Media: Broadcasting & Subscription
Jerry Lee Radio, LLC	L+9.50%	11.07%	12/17/2020	11,443	11,256	11,443	4.1%
				11,443	11,256	11,443	4.1%
Retail
Forman Mills, Inc.(h)	L+7.50%	9.07%	10/4/2021	8,479	8,345	8,441	3.0%
LuLu's Fashion Lounge, LLC	L+7.00%	8.57%	8/28/2022	4,906	4,767	5,004	1.8%
The Worth Collection, Ltd.(h)	L+8.50%	10.07%	9/29/2021	10,587	10,421	9,206	3.3%
Yandy Holding, LLC	L+9.00%	10.57%	9/30/2019	4,508	4,480	4,366	1.6%
Yandy Holding, LLC (Revolver)(f)	L+9.00%	10.57%	9/30/2019	907	106	102	0.0%
				29,387	28,119	27,119	9.7%
Services: Business
APCO Worldwide, Inc.	L+8.00%	9.57%	6/30/2022	5,000	4,908	5,025	1.8%
Burroughs, Inc.(h)	L+7.50%	9.03%	12/22/2022	6,000	5,910	5,910	2.2%
Burroughs, Inc. (Revolver)(f)	L+7.50%	9.07%	12/22/2022	750	75	75	0.0%
Curion Holdings, LLC(h)	L+7.00%	8.57%	5/2/2022	3,884	3,832	3,841	1.4%
Curion Holdings, LLC (Revolver)(f)	L+7.00%	8.57%	5/2/2022	308	77	76	0.0%
EB Employee Solutions, LLC(h)	L+8.50%	10.07%	2/28/2019	3,195	3,168	3,115	1.1%
First Call Resolution, LLC(h)	L+7.00%	8.36%	9/22/2022	5,000	4,916	5,002	1.8%
Madison Logic, Inc.(h)	L+8.00%	9.57%	11/30/2021	10,237	10,069	10,289	3.7%
Madison Logic, Inc. (Delayed Draw)(f)(g)	L+8.00%	9.57%	11/30/2021	4,818	—	—	0.0%
Madison Logic, Inc. (Revolver)(f)	L+8.00%	9.57%	11/30/2021	988	—	—	0.0%
				40,180	32,955	33,333	12.0%
Services: Consumer
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.)	L+6.50%	7.84%	7/1/2020	4,518	4,462	4,538	1.7%
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.)	L+12.50%	13.84%	7/1/2020	4,759	4,697	4,756	1.7%
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.) (Revolver)(f)	L+9.50%	11.10%	8/11/2020	236	118	118	0.0%
				9,513	9,277	9,412	3.4%
Telecommunications
Peerless Network, Inc.(h)	L+9.25%	9.86% Cash/ 0.75% PIK(r)	12/11/2020	3,139	3,089	3,152	1.1%
				3,139	3,089	3,152	1.1%
Utilities: Electric
CRCI Holdings, Inc.	L+5.50%	7.19%	8/31/2023	2,782	2,759	2,792	1.0%
				2,782	2,759	2,792	1.0%
Wholesale
Mid-West Wholesale Hardware Co.(h)	L+8.00%	9.57%	2/9/2022	16,568	16,277	16,544	5.9%
Mid-West Wholesale Hardware Co. (Revolver)(f)	L+8.00%	9.57%	2/9/2022	4,421	—	—	0.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Nearly Natural, Inc.(h)	L+7.00%	8.59%		12/15/2022	7,000	$6,861	$6,860	2.5%
Nearly Natural, Inc. (Revolver)(f)	L+7.00%	8.59%		12/15/2022	1,522	—	—	0.0%
					29,511	23,138	23,404	8.4%
Total Non-Controlled/Non-Affiliate Senior Secured Loans					378,116	332,406	335,935	120.6%
Unitranche Secured Loans(ab)
Chemicals, Plastics & Rubber
MFG Chemical, LLC(h)	L+6.00%	7.57%		6/23/2022	8,856	8,734	8,860	3.2%
					8,856	8,734	8,860	3.2%
Consumer Goods: Non-Durable
Incipio Technologies, Inc.(s)	L+7.75%	9.32%		12/26/2019	12,209	12,063	11,769	4.2%
					12,209	12,063	11,769	4.2%
Healthcare & Pharmaceuticals
Collaborative Neuroscience Network, LLC	L+11.50%	13.07%		4/27/2018	6,120	6,076	5,912	2.1%
Collaborative Neuroscience Network, LLC	L+15.00%	12.00% Cash/ 3.00% PIK		4/27/2018	295	295	295	0.1%
Collaborative Neuroscience Network, LLC (Revolver)	L+10.00%	11.57%		4/27/2018	200	191	195	0.1%
Priority Ambulance, LLC(h)	L+6.50%	8.19%		4/12/2022	9,258	9,088	9,309	3.4%
Priority Ambulance, LLC (Delayed Draw)(f)(g)	L+6.50%	8.19%		4/12/2022	677	—	—	0.0%
					16,550	15,650	15,711	5.7%
Hotels, Gaming & Leisure
Playtime, LLC	L+7.50%	9.07%		12/31/2021	4,214	4,214	3,955	1.4%
					4,214	4,214	3,955	1.4%
Total Non-Controlled/Non-Affiliate Unitranche Secured Loans					41,829	40,661	40,295	14.5%
Junior Secured Loans
Aerospace & Defense
AIM Aerospace, Inc.	L+9.00%	10.38%		8/2/2022	5,000	4,943	5,000	1.8%
					5,000	4,943	5,000	1.8%
Banking, Finance, Insurance & Real Estate
Confie Seguros Holdings II Co.	L+9.50%	10.98%		5/8/2019	8,594	8,361	8,336	3.0%
					8,594	8,361	8,336	3.0%
Beverage, Food & Tobacco
CSM Bakery Supplies LLC	L+7.75%	9.08%		7/3/2021	5,792	5,792	5,611	2.0%
					5,792	5,792	5,611	2.0%
Healthcare & Pharmaceuticals
Heartland Dental, LLC	L+8.50%	9.75%		7/31/2024	3,000	2,956	3,034	1.1%
					3,000	2,956	3,034	1.1%
High Tech Industries
Answers Finance, LLC	P+7.90%	9.00	%(ac)	9/15/2021	394	392	386	0.1%
Micro Holdings Corp.	L+7.50%	9.09%		8/18/2025	3,000	2,971	3,021	1.1%
					3,394	3,363	3,407	1.2%
Media: Broadcasting & Subscription
Mergermarket Bidco Limited	L+7.25%	8.71%		8/3/2025	4,500	4,456	4,522	1.6%
					4,500	4,456	4,522	1.6%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Media: Diversified & Production
The Octave Music Group, Inc. (fka SCP TPZ Acquisition, Inc.)	L+8.25%	9.62%		5/29/2022	5,000	$4,947	$5,006	1.8%
					5,000	4,947	5,006	1.8%
Services: Consumer
Education Corporation of America	L+11.00%	12.69%		12/31/2018	625	620	625	0.2%
Pre-Paid Legal Services, Inc. (Legal Shield)	L+9.00%	10.57%		7/1/2020	3,000	3,000	3,008	1.1%
					3,625	3,620	3,633	1.3%
Total Non-Controlled/Non-Affiliate Junior Secured Loans					38,905	38,438	38,549	13.8%
Equity Securities(t)(u)
Banking, Finance, Insurance & Real Estate
PKS Holdings, LLC (warrant to purchase 14,247 class A preferred units)(e)	—	—	(v)	11/30/2027	—	116	119	0.0%
						116	119	0.0%
Healthcare & Pharmaceuticals
Collaborative Neuroscience Network, LLC (warrant to purchase up to 2 LLC units)	—	—	(v)	12/27/2022	—	—	—	0.0%
Collaborative Neuroscience Network, LLC (warrant to purchase up to 2 LLC units)	—	—	(v)	12/31/2027	—	—	—	0.0%
						—	—	0.0%
High Tech Industries
Answers Finance, LLC (76,539 shares of common stock)	—	—	(v)	—	—	2,413	1,339	0.5%
						2,413	1,339	0.5%
Hotels, Gaming & Leisure
Playtime, LLC – Preferred Units (8,665 units)	—	—	(v)	—	—	200	18	0.0%
						200	18	0.0%
Media: Advertising, Printing & Publishing
AdTheorent, Inc. (128,866 class A voting units)	—	—	(v)	—	—	129	171	0.1%
InMobi Pte, Ltd. (represents the right to purchase 2.80% of the equity)(e)(m)	—	—	(v)	9/18/2025	—	—	219	0.1%
						129	390	0.2%
Retail
The Tie Bar Operating Company, LLC – Class A Preferred Units (1,275 units)	—	—		—	—	86	122	0.0%
The Tie Bar Operating Company, LLC – Class B Preferred Units (1,275 units)	—	—		—	—	1	—	0.0%
						87	122	0.0%
Services: Business
APCO Worldwide, Inc. (100 class A voting common stock)	—	—	(v)	—	—	395	399	0.1%
						395	399	0.1%
Services: Consumer
Education Corporation of America – Series G Preferred Stock (8,333 shares)	n/a	12.00% PIK		—	—	8,366	8,429	3.0%
						8,366	8,429	3.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity		Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Wholesale
Nearly Natural, Inc. (152,174 class A units)	—	— (v)	—		—	$152	$152	0.1%
						152	152	0.1%
Total Non-Controlled/Non-Affiliate Equity Securities						11,858	10,968	3.9%
Total Non-Controlled/Non-Affiliate Company Investments						$423,363	$425,747	152.8%
Non-Controlled Affiliate Company Investments(w)
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
American Community Homes, Inc.	L+8.00%	9.57%	7/22/2019		7,667	7,592	7,441	2.7%
American Community Homes, Inc.	L+12.50%	9.57% Cash/ 4.50% PIK	7/22/2019		4,413	4,376	4,329	1.6%
American Community Homes, Inc.	L+12.50%	9.57% Cash/ 4.50% PIK	n/a	(x)	542	536	542	0.2%
American Community Homes, Inc.	L+8.00%	9.57%	7/22/2019		444	435	431	0.2%
American Community Homes, Inc.	L+12.50%	9.57% Cash/ 4.50% PIK	7/22/2019		228	223	224	0.1%
American Community Homes, Inc. (Delayed Draw)(f)(g)	L+8.00%	9.57%	7/22/2019		444	—	—	0.0%
American Community Homes, Inc. (Delayed Draw)(f)(g)	L+12.50%	9.57% Cash/ 4.50% PIK	7/22/2019		222	—	—	0.0%
					13,960	13,162	12,967	4.8%
Consumer Goods: Non-Durable
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	n/a	12.00% PIK(y)	8/29/2019		1,157	1,157	—	0.0%
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	n/a	15.00% PIK(y)	8/29/2019		422	416	—	0.0%
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	n/a	17.00% PIK(y)	3/30/2018		235	235	—	0.0%
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	n/a	16.50% PIK(y)	8/29/2019		550	534	550	0.2%
					2,364	2,342	550	0.2%
Containers, Packaging & Glass
Summit Container Corporation(h)	L+12.00%	12.00% Cash/ 2.00% PIK	1/6/2019		3,593	3,576	3,421	1.2%
Summit Container Corporation(h)	L+12.00%	12.00% Cash/ 2.00% PIK	1/6/2019		1,508	1,508	1,507	0.5%
					5,101	5,084	4,928	1.7%
Healthcare & Pharmaceuticals
Rockdale Blackhawk, LLC	L+13.00%	14.57%	3/31/2020		10,922	10,355	10,594	3.8%
Rockdale Blackhawk, LLC (Capex)	L+13.00%	14.57%	3/31/2020		549	549	533	0.2%
Rockdale Blackhawk, LLC (Revolver)	L+13.00%	14.57%	3/31/2020		1,849	1,849	1,797	0.6%
Rockdale Blackhawk, LLC (Revolver)	L+13.00%	14.57%	3/31/2020		3,236	3,236	3,145	1.1%
SHI Holdings, Inc.(h)	L+10.25%	11.82%	7/10/2019		2,625	2,608	2,625	0.9%
SHI Holdings, Inc. (Revolver)(f)	L+10.25%	11.82%	7/10/2019		2,318	2,216	2,226	0.8%
					21,499	20,813	20,920	7.4%
Retail
Luxury Optical Holdings Co.	L+8.00%	9.57% PIK	9/12/2019		4,249	4,218	3,697	1.3%
Luxury Optical Holdings Co. (Delayed Draw)(f)(g)	L+11.50%	13.07%	9/12/2019		1,176	741	741	0.3%
Luxury Optical Holdings Co. (Revolver)	L+8.00%	9.57% PIK	9/12/2019		196	196	170	0.1%
TPP Operating, Inc.	L+6.00%	7.57% PIK(y)	11/8/2018		9,370	9,330	—	0.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
TPP Operating, Inc.	L+6.00%	7.57	%(y)	11/8/2018	6,885	$6,885	$3,373	1.2%
TPP Operating, Inc.	L+9.61%	11.18	%(y)	11/8/2018	4,593	4,593	4,593	1.6%
					26,469	25,963	12,574	4.5%
Total Non-Controlled Affiliate Senior Secured Loans					69,393	67,364	51,939	18.6%
Junior Secured Loans
Consumer Goods: Non-Durable
Millennial Brands LLC (fka Rocket Dog Brands LLC)	n/a	15.00% PIK(y)		5/1/2020	2,011	2,011	—	0.0%
					2,011	2,011	—	0.0%
Total Non-Controlled Affiliate Company Junior Secured Loans					2,011	2,011	—	0.0%
Equity Securities
Banking, Finance, Insurance & Real Estate
American Community Homes, Inc. (warrant to purchase up to 9.0% of the equity)	—	—	(v)	10/9/2024	—	—	353	0.1%
						—	353	0.1%
Consumer Goods: Non-Durable
Millennial Brands LLC (fka Rocket Dog Brands LLC)	—	—	(v)	—	—	—	—	0.0%
Millennial Brands LLC (fka Rocket Dog Brands LLC)	n/a	15.00% PIK(y)		—	—	967	—	0.0%
						967	—	0.0%
Containers, Packaging & Glass
Summit Container Corporation (warrant to purchase up to 19.50% of the equity)	—	—	(v)	1/6/2024	—	—	—	0.0%
						—	—	0.0%
Healthcare & Pharmaceuticals
Rockdale Blackhawk, LLC – LLC Units (18.03% of the LLC interest)	—	—	(v)	—	—	1,093	5,673	2.0%
SHI Holdings, Inc. (24 shares of common stock)	—	—	(v)	—	—	27	786	0.3%
						1,120	6,459	2.3%
Retail
Luxury Optical Holdings Co. (86 shares of common stock)	—	—	(v)	—	—	—	—	0.0%
TPP Operating, Inc. (24 shares of common stock)	—	—	(v)	—	—	1,953	—	0.0%
TPP Operating, Inc. (16 shares of common stock)(z)	—	—	(v)	—	—	1,302	—	0.0%
						3,255	—	0.0%
Total Non-Controlled Affiliate Equity Securities						5,342	6,812	2.4%
Total Non-Controlled Affiliate Company Investments						$74,717	$58,751	21.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Controlled Affiliate Company Investments(aa)
Equity Securities
Investment Funds & Vehicles
MRCC Senior Loan Fund I, LLC(e)	—	—	—	—	$9,500	$9,640	3.5%
Total Controlled Affiliate Equity Securities					9,500	9,640	3.5%
Total Controlled Affiliate Company Investments					$9,500	$9,640	3.5%
TOTAL INVESTMENTS					$507,580	$494,138	177.3%

(a)	All of the Company’s investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 (the “1940 Act”), unless otherwise noted. All of the Company’s investments are issued by U.S. portfolio companies unless otherwise noted.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith using significant unobservable inputs by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements.)
(d)	Percentages are based on net assets of $278,699 as of December 31, 2017.
(e)	This investment is treated as a non-qualifying investment under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2017, non-qualifying assets totaled 13.13% of the Company’s total assets excluding prepaid expenses.
(f)	All or a portion of this commitment was unfunded at December 31, 2017. As such, interest is earned only on the funded portion of this commitment.
(g)	This delayed draw loan requires that certain financial covenants be met by the portfolio company prior to any fundings.
(h)	All of this loan is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(i)	A portion of this loan (principal of $2,113) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(j)	A portion of the PIK interest rate for Cornerstone Detention Products, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.33% per annum.
(k)	This investment represents a senior secured note that is traded in the secondary bond market.
(l)	The PIK portion of the interest rate for Landpoint, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.25% per annum.
(m)	This is an international company.
(n)	This term loan is denominated in Great Britain pounds and is translated into U.S. dollars as of the valuation date.
(o)	A portion of the PIK interest rate for TRG, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.92% per annum.
(p)	A portion of this loan (principal of $4,099) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

(q)	A portion of the PIK interest rate for Vacation Innovations, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 1.81% per annum.
(r)	The PIK portion of the interest rate for Peerless Network, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.75% per annum.
(s)	A portion of this loan (principal of $4,477) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(t)	Represents less than 5% ownership of the portfolio company’s voting securities.
(u)	Ownership of certain equity investments may occur through a holding company or partnership.
(v)	Represents a non-income producing security.
(w)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as it owns five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).
(x)	This is a demand note with no stated maturity.
(y)	This position was on non-accrual status as of December 31, 2017, meaning that the Company has ceased accruing interest income on the position. See Note 2 in the accompanying notes to the consolidated financial statements for additional information on the Company's accounting policies.
(z)	This investment is held in a wholly owned entity, MCC Holdco Equity Manager I, LLC (“MCC Holdco”), which has an independent manager who has full control over the operations of MCC Holdco, including the right to vote the shares of TPP Holdco LLC, the holding company which owns the Company's equity interest in TPP. See Note 5 in the accompanying notes to the consolidated financial statements for additional information.
(aa)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as it owns more than 25% in company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(ab)	The Company structures its unitranche secured loans as senior secured loans. The Company obtains security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Generally, the Company syndicates a “first out” portion of the loan to an investor and retains a “last out” portion of the loan, in which case the “first out” portion of the loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and the Company’s unitranche secured loans will expose the Company to the risks associated with second lien and subordinated loans and may limit the Company’s recourse or ability to recover collateral upon a portfolio company’s bankruptcy. Unitranche secured loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases the Company, together with its affiliates, are the sole or majority lender of these unitranche secured loans, which can afford the Company additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
(ac)	This term loan is subject to a prime rate cap of 1.10%.

n/a — not applicable

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 1. Organization and Principal Business

Monroe Capital Corporation (“Monroe Capital” and together with its subsidiaries, the “Company”) was formed in February 2011 to act as an externally managed non-diversified, closed-end management investment company and has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering. Monroe Capital’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through investment in senior secured, junior secured and unitranche secured (a combination of senior secured and junior secured debt in the same facility in which the Company syndicates a “first out” portion of the loan to an investor and retains a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity investments. Monroe Capital is managed by Monroe Capital BDC Advisors, LLC (“MC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition, for U.S. federal income tax purposes, Monroe Capital has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On February 28, 2014, the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP (“MRCC SBIC”), a Delaware limited partnership, received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013. As of March 31, 2018, MRCC SBIC had $57,624 in leverageable capital and $112,800 in SBA-guaranteed debentures outstanding. See Note 7 for additional information.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. The Company has determined it meets the definition of an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”). Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation

As permitted under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries, MRCC SBIC and its wholly-owned general partner MCC SBIC GP, LLC, MC Forest Park Lender, LLC, and MC Reserve Lender, LLC, in its consolidated financial statements. All intercompany balances and transactions have been eliminated. The Company does not consolidate its non-controlling interest in MRCC Senior Loan Fund I, LLC (“SLF”). See further description of the Company’s investment in SLF in Note 3.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Fair Value of Financial Instruments

The Company applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 for further discussion regarding the fair value measurements and hierarchy.

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Investments and related investment income:  Interest and dividend income are recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. The Company records fees on loans based on the determination of whether the fee is considered a yield enhancement or payment for a service. If the fee is considered a yield enhancement associated with a funding of cash on a loan, the fee is generally deferred and recognized into interest income using the effective interest method if captured in the cost basis or using the straight-line method if the loan is unfunded and therefore there is no cost basis. If the fee is not considered a yield enhancement because a service was provided, and the fee is payment for that service, the fee is deemed earned and recognized as fee income in the period earned.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. For the three months ended March 31, 2018 and 2017, the Company received return of capital distributions from the Company’s investment in LLC equity interest in SLF of $9,500 and zero, respectively.

Loan origination fees, original issue discount and market discount or premiums are capitalized, and the Company then amortizes such amounts using the effective interest method as interest income over the life of the investment. Unamortized discounts and loan origination fees totaled $7,352 and $8,005 as of March 31, 2018 and December 31, 2017, respectively. Upfront loan origination and closing fees received for the three months ended March 31, 2018 and 2017 totaled $316 and $690, respectively. For the three months ended March 31, 2018 and 2017, interest income included $1,032 and $388 of accretion of loan origination fees, original issue discounts and market discounts or premiums, respectively. Upon the prepayment of a loan or debt security, any unamortized premium or discount or loan origination fees are recorded as interest

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

income. For the three months ended March 31, 2018 and 2017, interest income included $133 and $652 of unamortized discount or loan origination fees recorded as interest income upon prepayment of a loan or debt security, respectively.

The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the three months ended March 31, 2018 and 2017, interest income included $329 and $613 of PIK interest, respectively. For the three months ended March 31, 2018 and 2017, dividend income included $260 and zero of PIK dividends, respectively. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

Investment transactions are recorded on a trade-date basis. Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the amortized cost basis of the investment, without regard to unrealized gains and losses previously recognized. Realized gains and losses are recorded within net realized gain (loss) on investments in the consolidated statements of operations. Changes in the fair value of investments from the prior period, as determined by the Company’s board of directors (the “Board”) through the application of the Company’s valuation policy, are included within net change in unrealized gain (loss) on investments in the consolidated statements of operations.

Non-accrual:  Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. The Company generally reverses accrued interest when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest, or dividends are paid, and, in management’s judgment are likely to remain current. The fair value of the Company’s investments on non-accrual status totaled $4,189 and $8,516 at March 31, 2018 and December 31, 2017, respectively.

Partial loan sales:  The Company follows the guidance in ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”), when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations. Changes in the fair value of secured borrowings from the prior period, as determined by the Board through the application of the Company’s valuation policy, are included as changes in unrealized gain (loss) on secured borrowings in the consolidated statements of operations. See Note 7 “Secured Borrowings” for additional information.

Distributions

Distributions to common stockholders are recorded on the record date. The amount, if any, to be distributed is determined by the Board each quarter and is generally based upon the earnings estimated by

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

management. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. See Note 8 for additional information.

Earnings per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC Topic 260”), basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. The weighted average shares outstanding utilized in the calculation of earnings per share take into account share issues on the issuance date and the Company’s repurchases of its common stock on the repurchase date. See Note 9 for additional information on the Company’s share activity. For the periods presented in these consolidated financial statements, there were no potentially dilutive common shares issued.

Segments

In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash

The Company deposits its cash in a financial institution and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Restricted Cash

Restricted cash includes amounts held within MRCC SBIC. Cash held within an SBIC is generally restricted to the originations of new loans from the SBIC and the payment of SBA debentures and related interest expense.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Unamortized Deferred Financing Costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of March 31, 2018 and December 31, 2017, the Company had unamortized deferred financing costs of $4,468 and $4,670, respectively, presented as a direct reduction of the carrying amount of debt on the consolidated statements of assets and liabilities. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization of deferred financing costs for the three months ended March 31, 2018 and 2017 was $281 and $231, respectively.

Offering Costs

Offering costs include, among other things, fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Offering costs are charged against the proceeds from equity offerings within the consolidated statements of changes in net assets. As of March 31, 2018 and December 31, 2017, other assets on the consolidated statements of assets and liabilities included $501 and $494, respectively, of deferred offering costs which will be charged against the proceeds from future equity offerings when received.

Investments Denominated in Foreign Currency

As of March 31, 2018, the Company held investments in two portfolio companies that were denominated in Great Britain pounds.

At each balance sheet date, portfolio company investments denominated in foreign currencies are translated into U.S. dollars using the spot exchange rate on the last business day of the period. Purchases and sales of foreign portfolio company investments, and any income from such investments, are translated into U.S. dollars using the rates of exchange prevailing on the respective dates of such transactions.

Although the fair values of foreign portfolio company investments and the fluctuation in such fair values are translated into U.S. dollars using the applicable foreign exchange rates described above, the Company does not isolate that portion of the change in fair values resulting from foreign currency exchange rates fluctuations from the change in fair values of the underlying investment. All fluctuations in fair value are included in net change in unrealized gain (loss) of investments in the Company’s consolidated statements of operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain consideration and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment available to RICs. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to stockholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company qualifies as a RIC and satisfies the annual distribution requirement, the Company will not have to pay corporate-level federal income taxes on any income that the Company distributes to its stockholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. To the extent that the Company determines that its estimated current year annual taxable income may exceed estimated current year dividend distributions, the Company accrues excise tax, if any, calculated as 4% of the estimated excess taxable income as taxable income is earned. For the three months ended March 31, 2018 and 2017, $11 and zero, respectively, were recorded on the consolidated statements of operations for U.S. federal excise taxes. As of March 31, 2018 and December 31, 2017, payables for excise taxes of zero and $80, respectively, were included in accounts payable and accrued expenses on the consolidated statements of assets and liabilities.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions through March 31, 2018. The 2014 through 2017 tax years remain subject to examination by U.S. federal and state tax authorities.

Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued and such disclosure is included in Note 12. Other than what was disclosed in Note 12, there have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the three months ended March 31, 2018.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (ASC Topic 606) (“ASU 2014-09”). The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: Step 1: Identify the contract(s) with a customer. Step 2: Identify the performance obligations in the contract. Step 3: Determine the transaction price. Step 4: Allocate the transaction price to the performance obligations in the contract. Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

ASU 2014-09 also specified the accounting for some costs to obtain or fulfill a contract with a customer. In addition, ASU 2014-09 requires that an entity disclose sufficient information to enable users of financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The initial effective date of ASU 2014-09 was for fiscal periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (ASC Topic 606): Deferral of the Effective Date, which deferred the effective date to fiscal periods beginning after December 15, 2017. The Company has adopted ASU 2014-09, and the adoption did not have a material impact on the Company’s consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. The Company has adopted ASU 2016-01, and the adoption did not have a material impact on the Company’s consolidated financial statements.

Note 3. Investments

The following tables show the composition of the investment portfolio, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	March 31, 2018		December 31, 2017
Amortized Cost:
Senior secured loans	$395,936	76.7%	$399,770	78.8%
Unitranche secured loans	46,478	9.0	40,661	8.0
Junior secured loans	40,496	7.8	40,449	8.0
LLC equity interest in SLF	15,750	3.1	9,500	1.8
Equity securities	17,461	3.4	17,200	3.4
Total	$516,121	100.0%	$507,580	100.0%

	March 31, 2018		December 31, 2017
Fair Value:
Senior secured loans	$380,115	76.6%	$387,874	78.5%
Unitranche secured loans	45,976	9.3	40,295	8.2
Junior secured loans	38,578	7.8	38,549	7.8
LLC equity interest in SLF	16,333	3.3	9,640	1.9
Equity securities	15,032	3.0	17,780	3.6
Total	$496,034	100.0%	$494,138	100.0%

The following tables show the composition of the investment portfolio by geographic region, at amortized cost and fair value (with corresponding percentage of total portfolio investments). The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business:

	March 31, 2018		December 31, 2017
Amortized Cost:
International	$13,857	2.7%	$13,858	2.7%
Midwest	97,547	18.9	91,160	18.0
Northeast	147,024	28.5	142,742	28.1
Southeast	76,045	14.7	84,108	16.6
Southwest	60,982	11.8	59,335	11.7
West	120,666	23.4	116,377	22.9
Total	$516,121	100.0%	$507,580	100.0%

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

	March 31, 2018		December 31, 2017
Fair Value:
International	$15,095	3.0%	$14,632	3.0%
Midwest	98,915	19.9	90,399	18.3
Northeast	148,335	30.0	143,942	29.1
Southeast	75,236	15.2	85,293	17.3
Southwest	42,637	8.6	47,968	9.7
West	115,816	23.3	111,904	22.6
Total	$496,034	100.0%	$494,138	100.0%

The following tables show the composition of the investment portfolio by industry, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	March 31, 2018		December 31, 2017
Amortized Cost:
Aerospace & Defense	$4,945	1.0%	$4,943	1.0%
Banking, Finance, Insurance & Real Estate	59,226	11.5	60,519	11.9
Beverage, Food & Tobacco	17,843	3.5	17,888	3.5
Chemicals, Plastics & Rubber	10,337	2.0	8,734	1.7
Construction & Building	18,353	3.6	17,851	3.5
Consumer Goods: Durable	11,489	2.2	11,625	2.3
Consumer Goods: Non-Durable	36,796	7.1	32,563	6.4
Containers, Packaging & Glass	5,116	1.0	5,084	1.0
Energy: Oil & Gas	2,300	0.4	2,372	0.5
Environmental Industries	4,334	0.8	4,359	0.9
Healthcare & Pharmaceuticals	62,117	12.0	59,613	11.7
High Tech Industries	50,334	9.8	46,124	9.1
Hotels, Gaming & Leisure	32,168	6.2	41,924	8.2
Investment Funds & Vehicles	15,750	3.1	9,500	1.9
Media: Advertising, Printing & Publishing	22,441	4.3	22,647	4.5
Media: Broadcasting & Subscription	15,490	3.0	15,712	3.1
Media: Diversified & Production	4,949	1.0	4,947	1.0
Retail	57,546	11.1	57,424	11.3
Services: Business	33,553	6.5	33,350	6.6
Services: Consumer	21,472	4.2	21,263	4.2
Telecommunications	2,919	0.6	3,089	0.6
Utilities: Electric	2,760	0.5	2,759	0.5
Wholesale	23,883	4.6	23,290	4.6
Total	$516,121	100.0%	$507,580	100.0%

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

	March 31, 2018		December 31, 2017
Fair Value:
Aerospace & Defense	$5,000	1.0%	$5,000	1.0%
Banking, Finance, Insurance & Real Estate	60,526	12.2	61,407	12.4
Beverage, Food & Tobacco	17,566	3.5	17,770	3.6
Chemicals, Plastics & Rubber	10,461	2.1	8,860	1.8
Construction & Building	18,573	3.7	18,049	3.6
Consumer Goods: Durable	11,693	2.4	11,808	2.4
Consumer Goods: Non-Durable	29,768	6.0	26,546	5.4
Containers, Packaging & Glass	4,967	1.0	4,928	1.0
Energy: Oil & Gas	2,273	0.5	2,352	0.5
Environmental Industries	4,397	0.9	4,457	0.9
Healthcare & Pharmaceuticals	65,645	13.2	65,582	13.3
High Tech Industries	50,967	10.3	46,239	9.4
Hotels, Gaming & Leisure	33,241	6.7	42,744	8.6
Investment Funds & Vehicles	16,333	3.3	9,640	2.0
Media: Advertising, Printing & Publishing	23,048	4.6	23,264	4.7
Media: Broadcasting & Subscription	15,742	3.2	15,965	3.2
Media: Diversified & Production	5,006	1.0	5,006	1.0
Retail	35,157	7.1	39,815	8.1
Services: Business	34,152	6.9	33,732	6.8
Services: Consumer	21,463	4.3	21,474	4.3
Telecommunications	2,985	0.6	3,152	0.6
Utilities: Electric	2,797	0.6	2,792	0.6
Wholesale	24,274	4.9	23,556	4.8
Total	$496,034	100.0%	$494,138	100.0%

MRCC Senior Loan Fund I, LLC

The Company co-invests with NLV Financial Corporation (“NLV”) in senior secured loans through SLF, an unconsolidated Delaware limited liability company. SLF is capitalized as underlying investment transactions are completed, taking into account available debt and equity commitments available for funding these investments. All portfolio and investment decisions in respect of SLF must be approved by the SLF investment committee, consisting of one representative of each of the Company and NLV. SLF may cease making new investments upon notification of either member, but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by SLF are measured at fair value using the same valuation methodologies as described in Note 4.

SLF’s profits and losses are allocated to the Company and NLV in accordance with their respective ownership interests. As of March 31, 2018, the Company and NLV owned 50.0% and 50.0%, respectively of the LLC equity interests of SLF. As of March 31, 2018, SLF had $100,000 in commitments from its members (in the aggregate), of which $31,500 was funded. As of December 31, 2017, the Company and NLV owned 50.0% and 50.0%, respectively of the LLC equity interests of SLF. As of December 31, 2017, SLF had $100,000 in commitments from its members (in the aggregate), of which $19,000 was funded.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

SLF has entered into a senior secured revolving credit facility (as amended, the “SLF Credit Facility”) with Capital One, N.A., through its wholly-owned subsidiary MRCC Senior Loan Fund I Financing SPV, LLC (“SLF SPV”), which as of March 31, 2018 allowed SLF SPV to borrow up to $100,000 at any one time outstanding, subject to leverage and borrowing base restrictions. Borrowings under the SLF Credit Facility bear interest at an annual rate of LIBOR (three-month) plus 2.25%. The maturity date on the SLF Credit Facility is March 22, 2023.

As of March 31, 2018 and December 31, 2017, SLF had total assets at fair value of $60,510 and $41,641, respectively. As of March 31, 2018 and December 31, 2017, SLF had zero and zero portfolio company investments on non-accrual status, respectively. The portfolio companies in SLF are in industries and geographies similar to those in which the Company may invest directly. Additionally, as of March 31, 2018 and December 31, 2017, SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $3,812 and $2,083, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual investments in SLF’s portfolio as of March 31, 2018 and December 31, 2017 (in thousands):

	As of
	March 31, 2018	December 31, 2017
Senior secured loans(1)	58,207	29,438
Weighted average current interest rate on senior secured loans(2)	7.4%	7.1%
Number of borrowers in SLF	17	8

(1)	Represents outstanding principal amount, excluding unfunded commitments.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at outstanding principal amount.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

MRCC SENIOR LOAN FUND I, LLC

SCHEDULE OF INVESTMENTS
(unaudited)
March 31, 2018

Portfolio Company(a)	Spread Above Index(b)	Interest Rate(b)	Maturity	Principal	Fair Value
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
MTC Intermediate Holdco, Inc.	L+4.75%	6.63%	1/30/2023	5,000	$4,998
				5,000	4,998
Beverage, Food & Tobacco
Il Fornaio (America) Corporation	L+6.50%	8.38%	11/10/2022	4,973	4,973
US Salt, LLC	L+4.75%	6.63%	11/30/2023	3,500	3,500
				8,473	8,473
Chemicals, Plastics & Rubber
Loparex International B.V.(c)	L+4.25%	6.13%	4/09/2025	500	498
Peach State Labs, LLC, and Flow Polymers, LLC	L+6.25%	7.92%	6/30/2021	2,876	2,891
				3,376	3,389
Construction & Building
Fastener Acquisition, Inc.(c)	L+4.25%	6.13%	3/23/2025	1,333	1,338
				1,333	1,338
Consumer Goods: Non-Durable
Solaray, LLC	L+6.50%	8.53%	9/09/2023	1,621	1,621
Solaray, LLC (Delayed Draw)(d)	L+6.50%	8.53%	9/09/2023	1,875	838
				3,496	2,459
Healthcare & Pharmaceuticals
LSCS Holdings, Inc.(c)	L+4.25%	6.40%	3/16/2025	2,800	2,786
LSCS Holdings, Inc. (Delayed Draw)(c)(d)	L+4.25%	6.40%	3/16/2025	700	—
Radiology Partners Holdings, LLC	L+5.75%	7.69%	12/04/2023	1,701	1,704
Radiology Partners Holdings, LLC (Delayed Draw)(d)	L+5.75%	7.69%	12/04/2023	1,170	396
				6,371	4,886
High Tech Industries
Gigamon, Inc.	L+4.50%	6.80%	12/19/2024	2,993	3,022
				2,993	3,022
Media: Diversified & Production
Research Now Group, Inc. and Survey Sampling International, LLC	L+5.50%	7.86%	12/06/2024	6,983	6,950
				6,983	6,950

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate(b)	Maturity	Principal	Fair Value
Services: Business
Engage2Excel, Inc.	L+6.50%	8.54%	3/07/2023	4,375	4,288
Engage2Excel, Inc. (Revolver)(d)	L+6.50%	8.21%	3/07/2023	545	98
Output Services Group, Inc.(c)	L+4.25%	6.13%	3/27/2024	4,145	4,166
Output Services Group, Inc. (Delayed Draw)(c)(d)	L+4.25%	6.13%	3/27/2024	855	—
				9,920	8,552
Services: Consumer
EWC Ventures, LLC	L+5.50%	7.17%	1/18/2023	3,350	3,358
LegalZoom.com, Inc.	L+4.50%	6.34%	11/21/2024	1,995	2,012
Zenith Merger Sub, Inc.	L+5.50%	7.80%	12/13/2023	3,741	3,741
				9,086	9,111
Wholesale
BMC Acquisition, Inc.	L+5.25%	7.70%	12/28/2024	4,988	5,000
				4,988	5,000
TOTAL INVESTMENTS					$58,178

(a)	All investments are U.S. companies, except for Loparex International B.V.
(b)	The majority of investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, quarterly or semiannually. The Company has provided the spread over LIBOR or Prime and the current contractual rate of interest in effect at March 31, 2018. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Investment position or portion thereof unsettled as of March 31, 2018.
(d)	All or a portion of this commitment was unfunded as of March 31, 2018. Principal reflects the commitment outstanding.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

MRCC SENIOR LOAN FUND I, LLC

SCHEDULE OF INVESTMENTS
December 31, 2017

Portfolio Company(a)	Spread Above Index(b)	Interest Rate(b)	Maturity	Principal	Fair Value
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
Clearent Holdings LLC and Clearent, LLC(c)	P+3.75%	8.25%	1/02/2024	1,056	$1,045
Clearent Holdings LLC and Clearent, LLC(c)	P+3.75%	8.25%	1/02/2024	1,257	1,244
Clearent Holdings LLC and Clearent, LLC(c)(d)	P+3.75%	8.25%	1/02/2024	208	—
				2,521	2,289
Beverage, Food & Tobacco
Il Fornaio (America) Corporation	L+6.50%	8.07%	11/10/2022	5,000	5,008
US Salt, LLC(c)	L+4.75%	6.18%	11/30/2023	3,500	3,500
				8,500	8,508
Consumer Goods: Non-Durable
Solaray, LLC	L+6.50%	8.02%	9/09/2023	1,625	1,625
Solaray, LLC (Delayed Draw)(d)	L+6.50%	8.02%	9/09/2023	1,875	—
				3,500	1,625
High Tech Industries
Gigamon, Inc.(c)	L+4.50%	6.03%	12/19/2024	3,000	2,985
				3,000	2,985
Media: Diversified & Production
Research Now Group, Inc. and Survey Sampling International, LLC(c)	L+5.50%	7.13%	12/06/2024	7,000	6,714
				7,000	6,714
Services: Consumer
LegalZoom.com, Inc.(c)	L+4.50%	5.94%	11/21/2024	2,000	2,005
				2,000	2,005
Wholesale
BMC Acquisition, Inc.(c)	L+5.25%	6.94%	12/28/2024	5,000	5,000
				5,000	5,000
TOTAL INVESTMENTS					$29,126

(a)	All investments are U.S. companies.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

(b)	The majority of investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, quarterly or semiannually. The Company has provided the spread over LIBOR or Prime and the current contractual rate of interest in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Investment position or portion thereof unsettled as of December 31, 2017.
(d)	All or a portion of this commitment was unfunded as of December 31, 2017. Principal reflects the commitment outstanding.

As of March 31, 2018 and December 31, 2017, the Company has committed to fund $50,000 and $50,000 of LLC equity interest subscriptions to SLF, respectively. As of March 31, 2018 and December 31, 2017, $15,750 and $9,500 of the Company’s LLC equity interest subscriptions to SLF had been called and contributed, net of return of capital distributions subject to recall, respectively. For the three months ended March 31, 2018 and 2017, the Company received $175 and zero dividend income from the SLF LLC equity interests, respectively.

Below is certain summarized financial information for SLF as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017 (dollars in thousands):

	March 31, 2018	December 31, 2017
Assets
Investments, at fair value	$58,178	$29,126
Cash	858	12,504
Restricted cash	1,287	—
Receivable for open trades	48	—
Interest receivable	139	11
Total assets	$60,510	$41,641
Liabilities
Revolving credit facility	$20,297	$—
Less: Unamortized deferred financing costs	(1,310)	—
Total debt, less unamortized deferred financing costs	18,987	—
Payable for open trades	8,735	22,304
Interest payable	36	—
Accounts payable and accrued expenses	87	57
Total liabilities	27,845	22,361
Members’ capital	32,665	19,280
Total liabilities and members’ capital	$60,510	$41,641

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

	Three months ended
	March 31, 2018	March 31, 2017(1)
Investment income:
Interest income	$780	$—
Total investment income	780	—
Expenses:
Interest and other debt financing expenses	44	—
Organizational costs	6	—
Professional fees	40	—
Total expenses	90	—
Net investment income (loss)	690	—
Net gain (loss) on investments:
Net change in unrealized gain (loss) on investments	545	—
Net gain (loss) on investments	545	—
Net increase (decrease) in members’ capital	$1,235	$—

(1)	SLF commenced operations on November 14, 2017.

Note 4. Fair Value Measurements

Investments

The Company values all investments in accordance with ASC Topic 820. ASC Topic 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity.

ASC Topic 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, including quoted prices for similar assets or liabilities, which are either directly or indirectly observable.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. This includes situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. All investments, with the exception of investments measured at fair value using net asset value (“NAV”), as of March 31, 2018 and December 31, 2017 were categorized as Level 3 investments.

With respect to investments for which market quotations are not readily available, the Company’s Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of MC Advisors responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Company;
•	the Board also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of investments for which market quotations are not readily available. The Company will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, but are generally received quarterly;
•	the audit committee of the Board reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and
•	the Board discusses these valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

The accompanying consolidated schedules of investments held by the Company consist primarily of private debt instruments (“Level 3 debt”). The Company generally uses the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company generally considers its Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner; the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Company will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

Under the yield approach, the Company uses discounted cash flow models to determine the present value of the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, the Company also considers the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made.

Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise values of private companies are based on multiples of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues, or in limited cases, book value.

In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third-party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.

Secured Borrowings

The Company has elected the fair value option under ASC Topic 825 — Financial Instruments (“ASC Topic 825”) relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings within net change in unrealized gain (loss) on secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

Due to the absence of a liquid trading market for these secured borrowings, they are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. The discount rate considers projected performance of the related loan investment, applicable market yields and leverage levels, credit quality, prepayment penalties and comparable company analysis. The Company consults with an independent valuation firm relative to the fair value of its secured borrowings at least once in every calendar year.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

Fair Value Disclosures

The following table presents fair value measurements of investments and secured borrowings, by major class, as of March 31, 2018, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Senior secured loans	$—	$—	$380,115	$380,115
Unitranche secured loans	—	—	45,976	45,976
Junior secured loans	—	—	38,578	38,578
Equity securities	—	—	15,032	15,032
Investments measured at NAV(1)(2)	—	—	—	16,333
Total Investments	$—	$—	$479,701	$496,034

The following table presents fair value measurements of investments and secured borrowings, by major class, as of December 31, 2017, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Senior secured loans	$—	$—	$387,874	$387,874
Unitranche secured loans	—	—	40,295	40,295
Junior secured loans	—	—	38,549	38,549
Equity securities	—	—	17,780	17,780
Investments measured at NAV(1)(2)	—	—	—	9,640
Total Investments	$—	$—	$484,498	$494,138

(1)	Certain investments that are measured at fair value using the NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.
(2)	Represents the Company’s investment in LLC equity interests in SLF. The fair value of this investment has been determined using the NAV of the Company’s ownership interest in members’ capital.

Senior, unitranche and junior secured loans are collateralized by tangible and intangible assets of the borrowers. These investments include loans to entities that have some level of challenge in obtaining financing from other, more conventional institutions, such as a bank. Interest rates on these loans are either fixed or floating, and are based on current market conditions and credit ratings of the borrower. Excluding loans on non-accrual, the contractual interest rates on the loans ranged between 6.88% to 16.38% at March 31, 2018 and 6.57% to 15.00% at December 31, 2017. The maturity dates on the loans outstanding at March 31, 2018 range between April 2018 and August 2025.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

The following tables provide a reconciliation of the beginning and ending balances for investments and secured borrowings that use Level 3 inputs for the three months ended March 31, 2018 and 2017:

	Investments
	Senior secured loans	Unitranche secured loans	Junior secured loans	Equity securities	Total investments	Secured borrowings
Balance as of December 31, 2017	$387,874	$40,295	$38,549	$17,780	$484,498	$—
Net change in unrealized gain (loss) on investments	(3,927)	(136)	(17)	(3,008)	(7,088)	—
Net realized gain (loss) on investments	—	—	—	—	—	—
Purchases of investments and other adjustments to cost(1)	12,024	6,019	47	260	18,350	—
Proceeds from principal payments and sales on investments(2)	(15,856)	(202)	(1)	—	(16,059)	—
Net change in unrealized gain (loss) on secured borrowings	—	—	—	—	—	—
Repayments on secured borrowings	—	—	—	—	—	—
Net realized (gain) loss on secured borrowings	—	—	—	—	—	—
Balance as of March 31, 2018	$380,115	$45,976	$38,578	$15,032	$479,701	$—

	Investments
	Senior secured loans	Unitranche secured loans	Junior secured loans	Equity securities	Total investments	Secured borrowings
Balance as of December 31, 2016	$275,253	$51,638	$59,366	$26,663	$412,920	$1,314
Net change in unrealized gain (loss) on investments	(2,241)	(110)	182	(1,462)	(3,631)	—
Net realized gain (loss) on investments	41	—	—	126	167	—
Purchases of investments and other adjustments to cost(1)	42,156	232	149	—	42,537	—
Proceeds from principal payments and sales on investments(2)	(14,986)	(1,295)	(17,437)	(126)	(33,844)	—
Net change in unrealized gain (loss) on secured borrowings	—	—	—	—	—	1
Repayments on secured borrowings	—	—	—	—	—	—
Net realized (gain) loss on secured borrowings	—	—	—	—	—	—
Balance as of March 31, 2017	$300,223	$50,465	$42,260	$25,201	$418,149	$1,315

(1)	Includes purchases of new investments, effects of refinancing and restructurings, premium and discount accretion and amortization and PIK interest.
(2)	Represents net proceeds from investments sold and principal paydowns received.

The total change in unrealized gain (loss) included in the consolidated statements of operations within net change in unrealized gain (loss) on investments for the three months ended March 31, 2018 and 2017, attributable to Level 3 investments still held at March 31, 2018 and 2017, was ($6,219) and ($2,727), respectively. The total change in unrealized (gain) loss included in the consolidated statements of operations within net change in unrealized (gain) loss on secured borrowings for the three months ended March 31, 2018 and 2017, attributable to Level 3 investments still held at March 31, 2018 and 2017, was zero and ($1), respectively. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of Level 3 as of the beginning of the period which the reclassifications occur. There were no transfers among Levels 1, 2 and 3 during the three months ended March 31, 2018 and 2017.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

Significant Unobservable Inputs

ASC Topic 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not reasonably available to the Company and as such, the disclosures provided below exclude those investments valued in that manner. The tables below are not intended to be all-inclusive, but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets and liabilities as of March 31, 2018 were as follows:

	Fair Value		Valuation Technique	Unobservable Input	Weighted Average Mean	Range
						Minimum	Maximum
Assets:
Senior secured loans	$251,320		Discounted cash flow	EBITDA multiples	7.1x	3.5x	13.5x
				Market yields	11.6%	8.3%	24.5%
Senior secured loans	56,621		Discounted cash flow	Revenue multiples	2.2x	0.3x	6.0x
				Market yields	13.8%	8.7%	19.0%
Senior secured loans	14,681		Waterfall	Delinquency ratio	0.2%	0.2%	0.2%
Senior secured loans	12,929		Combination of discounted cash flow and enterprise value	Tangible book value multiples	1.3x	1.2x	1.4x
				Market yields	13.5%	10.0%	18.3%
Senior secured loans	9,207		Enterprise value	EBITDA multiples	7.0x	6.3x	7.8x
Senior secured loans	3,648		Combination of enterprise value and liquidation	Revenue multiples	0.1x	0.1x	0.1x
Senior secured loans	541		Enterprise value	Revenue multiples	0.5x	0.4x	0.5x
Unitranche secured loans	45,679		Discounted cash flow	EBITDA multiples	6.2x	3.8x	9.0x
				Market yields	16.3%	9.5%	25.0%
Unitranche secured loans	297		Enterprise value	EBITDA multiples	5.0x	4.5x	5.5x
Junior secured loans	5,625		Discounted cash flow	EBITDA multiples	9.4x	4.0x	10.5x
				Market yields	11.4%	10.4%	14.5%
Equity securities	8,503		Discounted cash flow	EBITDA multiples	4.3x	4.0x	4.5x
				Market yields	22.0%	21.0%	23.0%
Equity securities	3,561		Enterprise value	Revenue multiples	0.4x	0.3x	2.7x
Equity securities	1,574		Enterprise value	EBITDA multiples	7.0x	4.3x	11.0x
Equity securities	227		Enterprise value	Tangible book value multiples	1.3x	1.2x	1.4x
Total Level 3 Assets	$414,413	(1)

(1)	Excludes loans of $65,288 at fair value where valuation (unadjusted) is obtained from a third-party pricing service for which such disclosure is not required. Also excludes the Company’s investment in SLF of $16,333.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets and liabilities as of December 31, 2017 were as follows:

	Fair Value		Valuation Technique	Unobservable Input	Weighted Average Mean	Range
						Minimum	Maximum
Assets:
Senior secured loans	$300,882		Discounted cash flow	EBITDA multiples	6.8x	3.8x	14.0x
				Market yields	11.6%	8.1%	23.5%
Senior secured loans	15,654		Waterfall	Delinquency ratio	0.0%	0.0%	0.0%
Senior secured loans	12,967		Discounted cash flow	Tangible book value multiples	1.3x	1.2x	1.3x
				Market yields	14.5%	10.3%	19.9%
Senior secured loans	9,516		Discounted cash flow	Revenue multiples	4.0x	3.8x	4.3x
				Market yields	8.8%	8.4%	9.2%
Senior secured loans	8,718		Enterprise value	EBITDA multiples	7.5x	6.0x	9.3x
Senior secured loans	8,516		Enterprise value	Revenue multiples	0.3x	0.3x	0.6x
Unitranche secured loans	40,000		Discounted cash flow	EBITDA multiples	6.2x	3.8x	8.5x
				Market yields	15.0%	8.8%	23.0%
Unitranche secured loans	295		Enterprise value	EBITDA multiples	5.0x	4.5x	5.5x
Junior secured loans	5,625		Discounted cash flow	EBITDA multiples	9.1x	3.8x	10.3x
				Market yields	11.1%	10.2%	14.0%
Equity securities	8,429		Discounted cash flow	EBITDA multiples	4.0x	3.8x	4.3x
				Market yields	21.0%	20.0%	22.0%
Equity securities	5,892		Enterprise value	Revenue multiples	0.4x	0.4x	2.7x
Equity securities	1,767		Enterprise value	EBITDA multiples	6.8x	4.5x	9.0x
Equity securities	353		Enterprise value	Tangible book value multiples	1.3x	1.2x	1.3x
Total Level 3 Assets	$418,614	(1)

(1)	Excludes loans of $65,884 at fair value where valuation (unadjusted) is obtained from a third-party pricing service for which such disclosure is not required.

The significant unobservable inputs used in the market approach of fair value measurement of the Company’s investments are the market multiples of EBITDA or revenue of the comparable guideline public companies. The Company selects a population of public companies for each investment with similar operations and attributes of the portfolio company. Using these guideline public companies’ data, a range of multiples of enterprise value to EBITDA or revenue is calculated. The Company selects percentages from the range of multiples for purposes of determining the portfolio company’s estimated enterprise value based on said multiple and generally the latest twelve months EBITDA or revenue of the portfolio company (or other meaningful measure). Increases (decreases) in the multiple will result in an increase (decrease) in enterprise value, resulting in an increase (decrease) in the fair value estimate of the investment.

The significant unobservable inputs used in the yield approach of fair value measurement of the Company’s investments is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Increases (decreases) in the discount rate would result in a decrease (increase) in the fair value estimate of the investment. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable investments, and call provisions.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

instruments. Fair value of the Company’s revolving credit facility is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if applicable. The Company believes that the carrying value of its revolving credit facility approximates fair value. SBA-guaranteed debentures are carried at cost and with their longer maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date and the ability of market participants to prepay the debentures. As of March 31, 2018 and December 31, 2017, the fair value of the Company’s SBA debentures using Level 3 inputs were estimated at $112,800 and $109,520, respectively, which is the same as the Company’s carrying value of the SBA debentures.

Note 5. Transactions with Affiliated Companies

An affiliated company is a company in which the Company has an ownership interest of 5% or more of its voting securities. A controlled affiliate company is a company in which the Company has an ownership interest of more than 25% of its voting securities. Please see the Company’s consolidated schedule of investments for the type of investment, principal amount, interest rate including the spread, and the maturity date. Transactions related to the Company’s investments with affiliates for the three months ended March 31, 2018 and 2017 were as follows:

Portfolio Company	Fair value at December 31, 2017	Transfers in (out)	Purchases (cost)	Sales and paydowns (cost)	PIK interest (cost)	Discount accretion	Net realized gains (losses)	Net unrealized gains (losses)	Fair value at March 31, 2018
Non-controlled affiliate company investments:
American Community Homes, Inc.	$7,441	$—	$—	$(331)	$—	$11	$—	$245	$7,366
American Community Homes, Inc.	4,329	—	—	(165)	49	5	—	116	4,334
American Community Homes, Inc.	542	—	—	—	7	1	—	(1)	549
American Community Homes, Inc.	431	—	—	—	—	1	—	15	447
American Community Homes, Inc.	224	—	—	—	2	1	—	6	233
American Community Homes, Inc. (Delayed Draw)	—	—	—	—	—	—	—	—	—
American Community Homes, Inc. (Delayed Draw)	—	—	—	—	—	—	—	—	—
American Community Homes, Inc. (warrant to purchase up to 9.0% of the equity)	353	—	—	—	—	—	—	(126)	227
	13,320	—	—	(496)	58	19	—	255	13,156
Luxury Optical Holdings Co.	3,697	—	—	—	103	4	—	54	3,858
Luxury Optical Holdings Co. (Delayed Draw)	741	—	—	(118)	—	—	—	—	623
Luxury Optical Holdings Co. (Revolver)	170	—	—	—	5	—	—	3	178
Luxury Optical Holdings Co. (86 shares of common stock)	—	—	—	—	—	—	—	—	—
	4,608	—	—	(118)	108	4	—	57	4,659
Millennial Brands LLC	—	—	—	—	—	—	—	—	—
Millennial Brands LLC	—	—	—	—	—	—	—	—	—
Millennial Brands LLC	—	—	—	—	—	—	—	—	—
Millennial Brands LLC	550	—	—	—	—	—	—	(9)	541
Millennial Brands LLC	—	—	—	—	—	—	—	—	—
Millennial Brands LLC (10 preferred units)	—	—	—	—	—	—	—	—	—
Millennial Brands LLC (75,502 common units)	—	—	—	—	—	—	—	—	—
	550	—	—	—	—	—	—	(9)	541

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 5. Transactions with Affiliated Companies  – (continued)

Portfolio Company	Fair value at December 31, 2017	Transfers in (out)	Purchases (cost)	Sales and paydowns (cost)	PIK interest (cost)	Discount accretion	Net realized gains (losses)	Net unrealized gains (losses)	Fair value at March 31, 2018
Rockdale Blackhawk, LLC	10,594	—	—	—	—	54	—	39	10,687
Rockdale Blackhawk, LLC (Capex)	533	—	—	—	—	—	—	4	537
Rockdale Blackhawk, LLC (Revolver)	1,797	—	—	—	—	—	—	8	1,805
Rockdale Blackhawk, LLC (Revolver)	3,145	—	—	—	—	—	—	13	3,158
Rockdale Blackhawk, LLC (Revolver)	—	—	1,387	—	—	—	—	(34)	1,353
Rockdale Blackhawk, LLC – LLC Units (22.65% of the LLC interest)(1)	5,673	—	—	—	—	—	—	(2,331)	3,342
	21,742	—	1,387	—	—	54	—	(2,301)	20,882
SHI Holdings, Inc.	2,625	—	—	(7)	—	4	—	(4)	2,618
SHI Holdings, Inc. (Revolver)	2,226	—	328	—	—	1	—	(2)	2,553
SHI Holdings, Inc. (24 shares of common stock)	786	—	—	—	—	—	—	(167)	619
	5,637	—	328	(7)	—	5	—	(173)	5,790
Summit Container Corporation	3,421	—	—	—	18	6	—	7	3,452
Summit Container Corporation	1,507	—	—	—	8	—	—	—	1,515
Summit Container Corporation (warrant to purchase up to 19.50% of the equity)	—	—	—	—	—	—	—	—	—
	4,928	—	—	—	26	6	—	7	4,967
TPP Operating, Inc.(2)(3)	—	—	—	—	—	—	—	—	—
TPP Operating, Inc.(2)(3)	3,373	724	63	(42)	—	—	—	(4,080)	38
TPP Operating, Inc.(2)(3)	4,593	(724)	467	(47)	—	—	—	(679)	3,610
TPP Operating, Inc. (24 shares of common stock)(2)(3)	—	—	—	—	—	—	—	—	—
TPP Operating, Inc. (16 shares of common stock)(2)(3)	—	—	—	—	—	—	—	—	—
	7,966	—	530	(89)	—	—	—	(4,759)	3,648
Total non-controlled affiliate company investments	$58,751	$—	$2,245	$(710)	$192	$88	$—	$(6,923)	$53,643
Controlled affiliate company investments:
MRCC Senior Loan Fund I, LLC	$9,640	$—	$15,750	$(9,500)	$—	$—	$—	$443	$16,333
	9,640	—	15,750	(9,500)	—	—	—	443	16,333
Total controlled affiliate company investments	$9,640	$—	$15,750	$(9,500)	$—	$—	$—	$443	$16,333

Portfolio Company	Fair value at December 31, 2016	Transfers in (out)	Purchases (cost)	Sales and paydowns (cost)	PIK interest (cost)	Discount accretion	Net realized gains (losses)	Net unrealized gains (losses)	Fair value at March 31, 2017
Non-controlled affiliate company investments:
American Community Homes, Inc.	$7,816	$—	$—	$—	$—	$10	$—	$17	$7,843
American Community Homes, Inc.	4,301	—	—	—	49	5	—	(4)	4,351
American Community Homes, Inc.	518	—	—	—	6	1	—	(1)	524
American Community Homes, Inc. (warrant to purchase up to 9.0% of the equity)	1,315	—	—	—	—	—	—	47	1,362
	13,950	—	—	—	55	16	—	59	14,080
Millennial Brands LLC	464	—	—	—	33	—	—	(446)	51
Millennial Brands LLC	365	—	—	—	15	1	—	(85)	296
Millennial Brands LLC	225	—	—	—	10	—	—	(59)	176
Millennial Brands LLC	—	—	—	—	72	—	—	72	—
Millennial Brands LLC (10 preferred units)	—	—	—	—	—	—	—	—	—
Millennial Brands LLC (75,502 common units)	—	—	—	—	—	—	—	—	—
	1,054	—	—	—	130	1	—	(662)	523

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 5. Transactions with Affiliated Companies  – (continued)

Portfolio Company	Fair value at December 31, 2016	Transfers in (out)	Purchases (cost)	Sales and paydowns (cost)	PIK interest (cost)	Discount accretion	Net realized gains (losses)	Net unrealized gains (losses)	Fair value at March 31, 2017
Rockdale Blackhawk, LLC	10,933	—	—	—	—	47	—	(47)	10,933
Rockdale Blackhawk, LLC (Capex)	565	—	—	(16)	—	—	—	—	549
Rockdale Blackhawk, LLC (Revolver)	924	—	925	—	—	—	—	—	1,849
Rockdale Blackhawk, LLC – LLC Units (11.56% of the LLC interest)	14,655	—	—	—	—	—	—	(1,301)	13,354
	27,077	—	925	(16)	—	47	—	(1,348)	26,685
SHI Holdings, Inc.	2,625	—	—	—	—	4	—	(4)	2,625
SHI Holdings, Inc. (Revolver)	1,203	—	205	—	—	1	—	(1)	1,408
SHI Holdings, Inc. (24 shares of common stock)	469	—	—	—	—	—	—	(11)	458
	4,297	—	205	—	—	5	—	(16)	4,491
Summit Container Corporation	3,550	—	—	(51)	19	6	—	(84)	3,440
Summit Container Corporation (warrant to purchase up to 19.50% of the equity)	113	—	—	—	—	—	—	(113)	—
	3,663	—	—	(51)	19	6	—	(197)	3,440
Total non-controlled affiliate company investments	$50,041	$—	$1,130	$(67)	$204	$75	$—	$(2,164)	$49,219
Controlled affiliate company investments:
TPP Operating, Inc.(3)	$1,799	$—	$—	$—	$—	$—	$—	$(1,218)	$581
TPP Operating, Inc.(3)	4,344	—	—	—	—	—	—	(441)	3,903
TPP Operating, Inc.(3)	2,756	—	2,807	—	—	—	—	—	5,563
TPP Operating, Inc. (40 shares of common stock)(3)	—	—	—	—	—	—	—	—	—
TPP Acquisition, Inc. (829 shares of common stock)(3)	—	—	—	—	—	—	—	—	—
	8,899	—	2,807	—	—	—	—	(1,659)	10,047
Total controlled affiliate company investments	$8,899	$—	$2,807	$—	$—	$—	$—	$(1,659)	$10,047

	For the three months ended March 31,
	2018			2017
Portfolio Company	Interest income	Dividend income	Fee income	Interest income	Dividend income	Fee income
Non-controlled affiliate company investments:
American Community Homes, Inc.	$336	$—	$—	$193	$—	$—
American Community Homes, Inc.	241	—	—	153	—	—
American Community Homes, Inc.	30	—	—	19	—	—
American Community Homes, Inc.	20	—	—	—	—	—
American Community Homes, Inc.	13	—	—	—	—	—
American Community Homes, Inc. (Delayed Draw)	—	—	—	—	—	—
American Community Homes, Inc. (Delayed Draw)	—	—	—	—	—	—
American Community Homes, Inc. (Warrant)	—	—	—	—	—	—
	640	—	—	365	—	—
Luxury Optical Holdings Co.	107	—	—	—	—	—
Luxury Optical Holdings Co. (Delayed Draw)	23	—	—	—	—	—
Luxury Optical Holdings Co. (Revolver)	5	—	—	—	—	—
Luxury Optical Holdings Co. (Common stock)	—	—	—	—	—	—
	135	—	—	—	—	—

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 5. Transactions with Affiliated Companies  – (continued)

	For the three months ended March 31,
	2018			2017
Portfolio Company	Interest income	Dividend income	Fee income	Interest income	Dividend income	Fee income
Millennial Brands LLC	—	—	—	32	—	—
Millennial Brands LLC	—	—	—	15	—	—
Millennial Brands LLC	—	—	—	10	—	—
Millennial Brands LLC	—	—	—	72	—	—
Millennial Brands LLC	—	—	—	—	—	—
Millennial Brands LLC (Preferred units)	—	—	—	—	—	—
Millennial Brands LLC (Common units)	—	—	—	—	—	—
	—	—	—	129	—	—
Rockdale Blackhawk, LLC	452	—	—	375	—	—
Rockdale Blackhawk, LLC (Capex)	20	—	—	17	—	—
Rockdale Blackhawk, LLC (Revolver)	67	—	—	44	—	—
Rockdale Blackhawk, LLC (Revolver)	118	—	—	—	—	—
Rockdale Blackhawk, LLC (Revolver)	32	—	—	—	—	—
Rockdale Blackhawk, LLC (LLC interest)	—	—	—	—	—	—
	689	—	—	436	—	—
SHI Holdings, Inc.	82	—	—	70	—	—
SHI Holdings, Inc. (Revolver)	70	—	—	33	—	—
SHI Holdings, Inc. (Common stock)	—	—	—	—	—	—
	152	—	—	103	—	—
Summit Container Corporation	159	—	—	163	—	—
Summit Container Corporation	53	—	—	—	—	—
Summit Container Corporation (Warrant)	—	—	—	—	—	—
	212	—	—	163	—	—
TPP Operating, Inc.	—	—	—	—	—	—
TPP Operating, Inc.	—	—	—	—	—	—
TPP Operating, Inc.	—	—	—	—	—	—
TPP Operating, Inc. (Common stock)	—	—	—	—	—	—
TPP Operating, Inc. (Common stock)	—	—	—	—	—	—
	—	—	—	—	—	—
Total non-controlled affiliate company investments	$1,828	$—	$—	$1,196	$—	$—
Controlled affiliate company investments:
MRCC Senior Loan Fund I, LLC	$—	$175	$—	$—	$—	$—
TPP Acquisition, Inc. (Common stock)	—	—	—	—	—	—
TPP Operating, Inc. (Common stock)	—	—	—	76	—	—
TPP Operating, Inc. (Common stock)	—	—	—	101	—	—
	—	175	—	177	—	—
Total controlled affiliate company investments	$—	$175	$—	$177	$—	$—

(1)	The Company provided a follow-on investment to Rockdale Blackhawk, LLC (“Rockdale”) during the three months ended March 31, 2018. In conjunction with the follow-on investment, the Company also received an additional 4.62% of the equity of Rockdale, increasing total equity ownership to 22.65%.
(2)	In December 2017, the Company transferred 16% of the equity interest in TPP Operating, Inc. shares to a wholly-owned entity, MCC Holdco Equity Manager I, LLC (“MCC Holdco”), which has an independent

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 5. Transactions with Affiliated Companies  – (continued)

manager who has full control over the operations of MCC Holdco, including the right to vote the shares of TPP Holdco LLC, the holding company which owns the Company’s equity interest in TPP Operating, Inc. As a result, the Company now only controls 24.0% of the voting interests in TPP Operating, Inc. and TPP Acquisition, Inc. is no longer considered a controlled affiliate company investment. As a result, TPP Operating, Inc. is presented as a non-controlled affiliate company investment for the three months ended March 31, 2018 and a controlled affiliate company investment for the three months ended March 31, 2017. As of March 31, 2018, the Company valued its positions in TPP Operating, Inc. utilizing a combination of an enterprise value waterfall model and a liquidation analysis. The key inputs to the enterprise value waterfall model were an estimated 2018 revenue forecast and revenue multiple developed using comparable public and private company data. The key inputs to the liquidation analysis were estimated net realizable values for assets of the Company.
(3)	On September 2, 2016, TPP Acquisition, Inc. filed for bankruptcy as part of a restructuring process. The existing lenders, including the Company, submitted a credit bid to purchase certain assets of TPP Acquisition, Inc., which was approved by the bankruptcy court. The sale closed on November 8, 2016. A new operating company, TPP Operating, Inc., was formed to acquire certain of the assets of TPP Acquisition, Inc. and continue business operations. These new operations are no longer encumbered by significant lease liabilities. The Company initially owned 40% of the equity interests in the new operating company, TPP Operating, Inc. and owned 40.0% of the equity interests in TPP Acquisition, Inc., the former operating company, until its dissolution during the year ended December 31, 2017.

Note 6. Transactions with Related Parties

The Company has entered into an Investment Advisory and Management Agreement with MC Advisors, under which MC Advisors, subject to the overall supervision of the Board, provides investment advisory services to the Company. The Company pays MC Advisors a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate equal to 1.75% of invested assets (calculated as total assets excluding cash, which includes assets financed using leverage) and is payable in arrears. Base management fees for the three months ended March 31, 2018 and 2017 were $2,163 and $1,805, respectively.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2% (8% annualized) preferred return, or “hurdle,” and a “catch up” feature. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of pre-incentive fee net investment income will be payable except to the extent that 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters (the “Incentive Fee Limitation”). Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (1) 20% of the amount by which pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (2) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, realized gains and losses and unrealized gains and losses for the then current and 11 preceding calendar quarters. The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20% of realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses on a cumulative basis and unrealized depreciation, less the aggregate amount of any previously paid capital gain incentive fees.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 6. Transactions with Related Parties  – (continued)

Incentive fees for the three months ended March 31, 2018 and 2017 were $761 and $1,290, respectively. Incentive fees for the three months ended March 31, 2018, consisted solely of part one incentive fees (based on net investment income) of $761, which includes the effect of a $1,084 Incentive Fee Limitation as described above. Incentive fees for the three months ended March 31, 2017 consisted of part one incentive fees (based on net investment income) of $1,465 and part two incentive fees (based upon net realized and unrealized gains and losses) of ($175). Part two incentive fees reduced total incentive fees for the three months ended March 31, 2017 primarily as a result of net unrealized losses during the period. The Company accrues, but does not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. If, on a cumulative basis, the sum of net realized gains (losses) plus net unrealized gain (loss) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20% of the sum of net realized gains (losses) plus net unrealized gain (loss). For the three months ended March 31, 2018 and 2017, no incentive fees were waived.

The Company has entered into an Administration Agreement with Monroe Capital Management Advisors, LLC (“MC Management”), under which the Company reimburses MC Management (subject to the review and approval of the Board) for its allocable portion of overhead and other expenses, including the costs of furnishing the Company with office facilities and equipment and providing clerical, bookkeeping, record-keeping and other administrative services at such facilities, and the Company’s allocable portion of the cost of the chief financial officer and chief compliance officer and their respective staffs. To the extent that MC Management outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis, without incremental profit to MC Management. For the three months ended March 31, 2018 and 2017, the Company incurred $807 and $830, respectively, in administrative expenses (included within Professional fees, Administrative service fees and General and administrative expenses on the consolidated statements of operations) under the Administration Agreement, of which $324 and $330, respectively, was related to MC Management overhead and salary allocation and paid directly to MC Management. As of March 31, 2018 and December 31, 2017, $324 and $322, respectively, of expenses were due to MC Management under this agreement and are included in accounts payable and accrued expenses on the consolidated statements of assets and liabilities.

The Company has entered into a license agreement with Monroe Capital LLC under which Monroe Capital LLC has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in its business. Under this agreement, the Company will have a right to use the “Monroe Capital” name at no cost, subject to certain conditions, for so long as the Advisor or one of its affiliates remains its investment advisor. Other than with respect to this limited license, the Company has no legal right to the “Monroe Capital” name.

As of March 31, 2018 December 31, 2017, the Company had accounts payable to members of the Board of $37 and zero, respectively, representing accrued and unpaid fees for their services.

Note 7. Borrowings

Revolving Credit Facility:  As of March 31, 2018, the Company had U.S. dollar borrowings of $113,250 and non-U.S. dollar borrowings denominated in Great Britain pounds of £8,800 ($12,334 in U.S. dollars) under its revolving credit facility with ING Capital LLC, as agent, to finance the purchase of the Company’s assets. The borrowings denominated in Great Britain pounds are translated into U.S. dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign currency borrowings is included in net change in unrealized gain (loss) on foreign currency borrowings in the Company’s consolidated statements of operations and totaled ($442) and zero for the three months ended March 31, 2018 and 2017, respectively. The borrowings denominated in Great Britain pounds may be positively or negatively affected by

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 7. Borrowings  – (continued)

movements in the rate of exchange between the U.S. dollar and the Great Britain pound. These movements are beyond the control of the Company and cannot be predicted. As of December 31, 2017, the Company had U.S. dollar borrowings of $105,200 and non-U.S. dollar borrowings denominated in Great Britain pounds of £8,800 ($11,892 in U.S. dollars) under its revolving credit facility with ING Capital LLC, as agent, to finance the purchase of the Company’s assets. As of March 31, 2018, the maximum amount the Company was able to borrow was $200,000 and this borrowing can be increased to $300,000 pursuant to an accordion feature (subject to maintaining 200% asset coverage, as defined by the 1940 Act). On February 22, 2017, the Company closed a $40,000 upsize to the revolving credit facility, bringing the maximum amount the Company is able to borrow from $160,000 to the now current maximum amount of $200,000, in accordance with the facility’s accordion feature. The maturity date on the facility is December 14, 2020.

The revolving credit facility is secured by a lien on all of the Company’s assets, including cash on hand, but excluding the assets of the Company’s wholly-owned subsidiary, MRCC SBIC. The Company’s ability to borrow under the revolving credit facility is subject to availability under a defined borrowing base, which varies based on portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. The Company may make draws under the revolving credit facility to make or purchase additional investments through December 2019 and for general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at the Company’s election, at an annual rate of LIBOR (one-month, two-month, three-month or six-month at our discretion based on the term of the borrowing) plus 3.00% (or 2.75% if the Company’s net worth (excluding investments in MRCC SBIC) exceeds $225,000) or at a daily rate equal to 2.00% per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. In addition to the stated interest rate on borrowings under the revolving credit facility, the Company is required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 65% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 65% of the then available maximum borrowing. As of March 31, 2018 and December 31, 2017, the outstanding borrowings were accruing at a weighted average interest rate of 4.6% and 4.4%, respectively. The weighted average interest rate of the revolving credit facility borrowings (excluding debt issuance costs) for the three months ended March 31, 2018 and 2017 was 4.6% and 4.1%, respectively. The weighted average fee rate on the unused portion of the revolving credit facility for the three months ended March 31, 2018 and 2017 was 0.5% and 0.5%, respectively.

The Company’s ability to borrow under the revolving credit facility is subject to availability under the borrowing base, which permits the Company to borrow up to 70% of the fair market value of its portfolio company investments depending on the type of the investment the Company holds and whether the investment is quoted. The Company’s ability to borrow is also subject to certain concentration limits, and continued compliance with the representations, warranties and covenants given by the Company under the facility. The revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, the Company’s maintenance of: (1) a minimum consolidated total net assets at least equal to the greater of (a) 40% of the consolidated total assets on the last day of each quarter or (b) $120,000 plus 65% of the net proceeds to the Company from sales of its securities after December 14, 2015; (2) a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.1 times; and (3) a ratio of earnings before interest and taxes to interest expense of at least 2.5 times. The revolving credit facility also requires the Company to undertake customary indemnification obligations with respect to ING Capital LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both Monroe Capital Corporation and MC Advisors, failure to comply with financial and negative covenants, and failure to maintain our

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 7. Borrowings  – (continued)

relationship with MC Advisors. If the Company incurs an event of default under the revolving credit facility and fails to remedy such default under any applicable grace period, if any, then the entire revolving credit facility could become immediately due and payable, which would materially and adversely affect the Company’s liquidity, financial condition, results of operations and cash flows.

The Company’s revolving credit facility also imposes certain conditions that may limit the amount of the Company’s distributions to stockholders. Distributions payable in the Company’s common stock under the DRIP are not limited by the revolving credit facility. Distributions in cash or property other than common stock are generally limited to 115% of the amount of distributions required to maintain the Company’s status as a RIC.

See Note 12 for additional disclosure regarding an amendment to the revolving credit facility which occurred on April 25, 2018.

SBA Debentures:  On February 28, 2014, the Company’s wholly-owned subsidiary, MRCC SBIC received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013.

The SBIC license allows MRCC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis (pooling date) at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, has a superior claim to MRCC SBIC’s assets over the Company’s stockholders in the event the Company liquidates MRCC SBIC or the SBA exercises its remedies upon an event of default.

SBA regulations currently limit the amount that an individual SBIC may borrow to a maximum of $150,000 when it has at least $75,000 in regulatory capital, receives a leverage commitment from the SBA and has been through an audit examination by the SBA subsequent to licensing. The SBA also historically limited a related group of SBICs (commonly referred to as a “family of funds”) to a maximum of $225,000 in total borrowings. On December 18, 2015, this family of funds limitation was raised to $350,000 in total borrowings. As the Company has other affiliated SBICs already in operation, MRCC SBIC was historically limited to a maximum of $40,000 in borrowings. Pursuant to the increase in the family of funds limitation, the Company submitted a commitment application to the SBA and on April 13, 2016, MRCC SBIC was approved by the SBA for an additional $75,000 in SBA-guaranteed debentures, for a total of $115,000 in available debentures.

As of March 31, 2018, MRCC SBIC had $57,624 in leverageable capital and $112,800 in SBA-guaranteed debentures outstanding. As of December 31, 2017, MRCC SBIC had $57,624 in leverageable capital and $109,520 in SBA-guaranteed debentures outstanding. As of March 31, 2018, the Company has made all required leverageable capital contributions to MRCC SBIC in order to access the remaining $2,200 in available SBA-guaranteed debentures.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 7. Borrowings  – (continued)

As of March 31, 2018, MRCC SBIC had the following SBA-guaranteed debentures outstanding (dollars in thousands):

Maturity Date	Interest Rate		Amount
September 2024	3.4%		$12,920
March 2025	3.3%		14,800
March 2025	2.9%		7,080
September 2025	3.6%		5,200
March 2027	3.5%		20,000
September 2027	3.2%		32,100
March 2028	3.2%		18,520
September 2028	3.3	%(1)	2,180
Total			$112,800

As of December 31, 2017, MRCC SBIC had the following SBA-guaranteed debentures outstanding (dollars in thousands):

Maturity Date	Interest Rate		Amount
September 2024	3.4%		$12,920
March 2025	3.3%		14,800
March 2025	2.9%		7,080
September 2025	3.6%		5,200
March 2027	3.5%		20,000
September 2027	3.2%		32,100
March 2028	2.5	%(1)	9,160
March 2028	2.6	%(1)	2,780
March 2028	2.7	%(1)	5,480
Total			$109,520

(1)	Represents an interim rate of interest as the SBA-guaranteed debentures had not yet pooled.

On October 2, 2014, the Company was granted exemptive relief from the SEC for permission to exclude the debt of MRCC SBIC guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. The receipt of this exemption for this SBA-guaranteed debt increases flexibility under the 200% asset coverage test.

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations. As of March 31, 2018 and December 31, 2017, there were no secured borrowings.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 7. Borrowings  – (continued)

Components of interest expense:  The components of the Company’s interest expense and other debt financing expenses are as follows:

	Three months ended March 31,
	2018	2017
Interest expense – revolving credit facility	$1,557	$1,345
Interest expense – SBA guaranteed debentures	868	406
Amortization of deferred financing costs	281	231
Interest expense – secured borrowings	—	21
Other	—	7
Total interest and other debt financing expenses	$2,706	$2,010

Note 8. Distributions

The Company’s distributions are recorded on the record date. The following table summarizes distributions declared during the three months ended March 31, 2018 and 2017:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value	DRIP Shares Repurchased in the Open Market	Cost of DRIP Shares Repurchased
Three months ended March 31, 2018:
March 1, 2018	March 16, 2018	March 30, 2018	$0.35	$7,084	—	$—	23,908	$301
Total distributions declared			$0.35	$7,084	—	$—	23,908	$301
Three months ended March 31, 2017:
March 7, 2017	March 17, 2017	March 31, 2017	$0.35	$5,549	16,217	$254	—	$—
Total distributions declared			$0.35	$5,549	16,217	$254	—	$—

Note 9. Stock Issuances and Repurchases

Stock Issuances:  On July 1, 2016, the Company amended the ATM securities offering program with MLV & Co. LLC (“MLV”) and JMP Securities LLC (“JMP”) to replace MLV with FBR Capital Markets & Co. (“FBR”), an affiliate of MLV (the “Prior ATM Program”). On May 12, 2017, the Company entered into new equity distribution agreements with each FBR and JMP that reference the Company’s current registration statement (the “ATM Program”). All other material terms of the Prior ATM Program remain unchanged under the ATM Program. During the three months ended March 31, 2017, the Company sold 113,600 shares at an average price of $15.70 per share for gross proceeds of $1,784 under the Prior ATM program. Aggregate underwriters’ discounts and commissions were $27 and offering costs were $21, resulting in net proceeds of approximately $1,736. There were no stock issuances during the three months ended March 31, 2018.

Note 10. Commitments and Contingencies

Commitments:  As of March 31, 2018 and December 31, 2017, the Company had $36,572 and $41,238, respectively, in outstanding commitments to fund investments under undrawn revolvers, capital expenditure loans and delayed draw commitments. As described in Note 3, the Company had commitments up to $34,250 and $40,500, respectively, to SLF, as of March 31, 2018 and December 31, 2017 that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 10. Commitments and Contingencies  – (continued)

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these agreements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Concentration of credit and counterparty risk:  Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Market risk:  The Company’s investments and borrowings are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments and borrowings are traded.

Legal proceedings:  In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company is not currently aware of any such proceedings or disposition that would have a material adverse effect on the Company’s consolidated financial statements.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2018 and 2017:

	March 31, 2018	March 31, 2017
Per share data:
Net asset value at beginning of period	$13.77	$14.52
Net investment income(1)	0.42	0.36
Net gain (loss) on investments, secured borrowings, foreign currency transactions and foreign currency borrowings(1)	(0.35)	(0.21)
Net increase in net assets from operations(1)	0.07	0.15
Stockholder distributions(2)	(0.35)	(0.35)
Effect of share issuances above (below) NAV(3)	—	0.02
Net asset value at end of period	$13.49	$14.34
Net assets at end of period	$273,005	$239,606
Shares outstanding at end of period	20,239,957	16,711,686
Per share market value at end of period	$12.30	$15.73
Total return based on market value(4)	(8.06)%	4.56%
Total return based on average net asset value(5)	0.50%	1.07%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(6)	13.29%	11.83%
Ratio of total expenses to average net assets(6)(7)	8.70%	8.44%
Average debt outstanding	$237,017	$180,578
Average debt outstanding per share	$11.71	$10.88
Portfolio turnover(8)	5.16%	8.14%

(1)	Calculated using the weighted average shares outstanding during the periods presented.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(in thousands, except share and per share data)

Note 11. Financial Highlights  – (continued)

(2)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of March 31, 2018 and 2017, none of the distributions would have been characterized as a tax return of capital to the Company’s stockholders; this tax return of capital may differ from the return of capital calculated with reference to net investment income for financial reporting purposes.
(3)	Includes the effect of share issuances above (below) net asset value and the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(4)	Total return based on market value is calculated assuming a purchase of common shares at the market value on the first day and a sale at the market value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s DRIP. Total return based on market value does not reflect brokerage commissions. Return calculations are not annualized.
(5)	Total return based on average net asset value is calculated by dividing the net increase in net assets from operations by the average net asset value. Return calculations are not annualized.
(6)	Ratios are annualized. Incentive fees included within the ratio are not annualized.
(7)	The following is a schedule of supplemental ratios for the three months ended March 31, 2018 and 2017. These ratios have been annualized unless otherwise noted.

	March 31, 2018	March 31, 2017
Ratio of interest and other debt financing expenses to average net assets	3.98%	3.39%
Ratio of total expenses (without incentive fees) to average net assets	8.42%	7.90%
Ratio of incentive fees, to average net assets (not annualized)(9)	0.28%	0.54%
(8)	Ratios are not annualized.
(9)	The ratio of waived incentive fees to average net assets was zero and zero for three months ended March 31, 2018 and 2017, respectively.

Note 12. Subsequent Events

The Company has evaluated subsequent events through May 8, 2018, the date on which the consolidated financial statements were issued.

On April 25, 2018, the Company entered into an amendment to its revolving credit agreement (the “Amendment”). The Amendment amends the Company’s revolving credit agreement to, among other things, (i) remove the pricing step-down related to the Company’s net worth to set the interest rate the revolving credit facility bears to the stepped-down interest rate of the one-month LIBOR plus 2.75%; (ii) increase the weighted average leverage ratio from 4.50:1 to 4.75:1; and (iii) add to the borrowing base on a limited basis investments structured based on loan-to-value metrics, with corresponding adjustments to the eligibility criteria and concentration limits.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of Monroe Capital Corporation (“MRCC,” and collectively with its subsidiaries, the “Company,” “we,” “us” and “our”) is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

Monroe Capital Corporation’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of Monroe Capital Corporation, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition or our assets that could have a material effect on our financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies and procedures may deteriorate.

Management assessed the effectiveness of Monroe Capital Corporation’s internal control over financial reporting as of December 31, 2017. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 2013. Based on the assessment, management believes that, as of December 31, 2017, our internal control over financial reporting is effective based on those criteria.

Monroe Capital Corporation’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of our internal control over financial reporting as of December 31, 2017. This report appears on page F-60.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of
Monroe Capital Corporation and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Monroe Capital Corporation and Subsidiaries (the Company) as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 14, 2018, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017 and 2016, by correspondence with the custodian and issuers of equity securities and other appropriate procedures where replies from issuers of equity securities were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2011.

Chicago, Illinois
March 14, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INTERNAL CONTROL OVER FINANCIAL REPORTING

To the Stockholders and the Board of Directors of
Monroe Capital Corporation and Subsidiaries

Opinion on the Internal Control Over Financial Reporting

We have audited Monroe Capital Corporation and Subsidiaries’ (the Company) internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Company as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017 and the related notes to the consolidated financial statements of the Company and our report dated March 14, 2018 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

Chicago, Illinois
March 14, 2018

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except per share data)

	December 31, 2017	December 31, 2016
ASSETS
Investments, at fair value:
Non-controlled/non-affiliate company investments	$425,747	$353,980
Non-controlled affiliate company investments	58,751	50,041
Controlled affiliate company investments	9,640	8,899
Total investments, at fair value (amortized cost of: $507,580 and $413,242, respectively)	494,138	412,920
Cash	4,332	5,958
Restricted cash	2,867	2,373
Interest receivable	5,335	2,643
Other assets	760	651
Total assets	507,432	424,545
LIABILITIES
Debt:
Revolving credit facility	117,092	129,000
SBA debentures payable	109,520	51,500
Total debt	226,612	180,500
Less: Unamortized deferred financing costs	(4,670)	(3,945)
Total debt, less unamortized deferred financing costs	221,942	176,555
Secured borrowings, at fair value (proceeds of: $0 and $1,320, respectively)	—	1,314
Interest payable	1,535	735
Management fees payable	2,064	1,749
Incentive fees payable	1,157	1,222
Accounts payable and accrued expenses	2,035	2,120
Total liabilities	228,733	183,695
Net assets	$278,699	$240,850
Commitments and contingencies (See Note 11)
ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 100,000 shares authorized, 20,240 and 16,582 shares issued and outstanding, respectively	$20	$17
Capital in excess of par value	286,141	233,526
Undistributed net investment income (accumulated distributions in excess of net investment income)	6,707	7,037
Accumulated net realized gain (loss) on investments, secured borrowings and foreign currency transactions	(372)	587
Accumulated net unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	(13,797)	(317)
Total net assets	$278,699	$240,850
Net asset value per share	$13.77	$14.52

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Year ended December 31,
	2017	2016	2015
Investment income:
Interest income:
Non-controlled/non-affiliate company investments	$42,055	$34,348	$30,222
Non-controlled affiliate company investments	5,566	4,511	3,522
Controlled affiliate company investments	594	140	1,127
Total interest income	48,215	38,999	34,871
Dividend income:
Non-controlled/non-affiliate company investments	1,002	1,002	325
Non-controlled affiliate company investments	—	3,546	301
Total dividend income	1,002	4,548	626
Fee income:
Non-controlled/non-affiliate company investments	1,890	1,435	1,351
Non-controlled affiliate company investments	—	36	50
Total fee income	1,890	1,471	1,401
Total investment income	51,107	45,018	36,898
Operating expenses:
Interest and other debt financing expenses	8,312	6,782	5,400
Base management fees	7,726	6,347	5,129
Incentive fees	5,686	5,777	4,685
Professional fees	1,243	988	835
Administrative service fees	1,248	1,287	1,078
General and administrative expenses	948	779	799
Excise taxes	100	679	83
Directors' fees	148	146	148
Expenses before incentive fee waiver	25,411	22,785	18,157
Incentive fee waiver	(308)	(273)	—
Total expenses, net of incentive fee waiver	25,103	22,512	18,157
Net investment income	26,004	22,506	18,741
Net gain (loss) on investments, secured borrowings, foreign currency transactions and foreign currency borrowings:
Net realized gain (loss):
Non-controlled/non-affiliate company investments	(439)	587	304
Secured borrowings	66	—	—
Foreign currency transactions	1	—	—
Net realized gain (loss)	(372)	587	304
Net change in unrealized gain (loss):
Non-controlled/non-affiliate company investments	4,764	(610)	(1,944)
Non-controlled affiliate company investments	(14,635)	7,013	6,585
Controlled affiliate company investments	(3,249)	(5,078)	(5,726)
Secured borrowings	(6)	(53)	(68)
Foreign currency borrowings	(354)	—	—
Net change in unrealized gain (loss)	(13,480)	1,272	(1,153)
Net gain (loss) on investments, secured borrowings, foreign currency transactions and foreign currency borrowings	(13,852)	1,859	(849)
Net increase (decrease) in net assets resulting from operations	$12,152	$24,365	$17,892
Per common share data:
Net investment income per share – basic and diluted	$1.40	$1.55	$1.60
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.65	$1.68	$1.53
Weighted average common shares outstanding - basic and diluted	18,625	14,546	11,683

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Common Stock		Capital in excess of par value	Undistributed net investment income (accumulated distributions in excess of net investment income)	Accumulated net realized gain (loss) on investments, secured borrowings and foreign currency transactions	Accumulated net unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	Total net assets
	Number of shares	Par value
Balances at December 31, 2014	9,518	$10	$134,803	$(639)	$—	$(436)	$133,738
Net increase (decrease) in net assets resulting from operations	—	—	—	18,741	304	(1,153)	17,892
Issuance of common stock, net of offering and underwriting costs	3,490	3	49,616	—	—	—	49,619
Distributions to stockholders:
Distributions from net investment income	—	—	—	(16,410)	—	—	(16,410)
Distributions from capital gains	—	—	—	—	(304)	—	(304)
Balances at December 31, 2015	13,008	$13	$184,419	$1,692	$—	$(1,589)	$184,535
Net increase (decrease) in net assets resulting from operations	—	$—	$—	$22,506	$587	$1,272	$24,365
Issuance of common stock, net of offering and underwriting costs	3,566	4	52,516	—	—	—	52,520
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	8	—	138	(138)	—	—	—
Distributions from net investment income	—	—	—	(20,570)	—	—	(20,570)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(3,547)	3,547	—	—	—
Balances at December 31, 2016	16,582	$17	$233,526	$7,037	$587	$(317)	$240,850
Net increase (decrease) in net assets resulting from operations	—	$—	$—	$26,004	$(372)	$(13,480)	$12,152
Issuance of common stock, net of offering and underwriting costs	3,624	3	52,218	—	—	—	52,221
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	34	—	525	(525)	—	—	—
Distributions from net investment income	—	—	—	(25,933)	—	—	(25,933)
Distributions from capital gains	—	—	—	—	(591)	—	(591)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(128)	124	4	—	—
Balances at December 31, 2017	20,240	$20	$286,141	$6,707	$(372)	$(13,797)	$278,699

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year ended December 31,
	2017	2016	2015
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$12,152	$24,365	$17,892
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (gain) loss on investments	13,120	(1,325)	1,085
Net change in unrealized (gain) loss on secured borrowings	6	53	68
Net change in unrealized (gain) loss on foreign currency borrowings	354	—	—
Net realized (gain) loss on investments	439	(587)	(304)
Net realized (gain) loss on secured borrowings	(66)	—	—
Net realized (gain) on foreign currency transactions	(1)	—	—
Payment-in-kind interest income	(1,729)	(2,027)	(1,980)
Payment-in-kind dividend income	(241)	—	—
Net accretion of discounts and amortization of premiums	(1,860)	(1,556)	(1,105)
Proceeds from principal payments and sales of investments	173,446	81,446	88,379
Purchases of investments	(264,393)	(147,780)	(193,631)
Amortization of deferred financing costs	1,042	820	742
Changes in operating assets and liabilities:
Interest receivable	(2,692)	(1,037)	(654)
Other assets	(109)	96	135
Payable for open trades	—	(5,297)	5,297
Interest payable	800	158	333
Management fees payable	315	246	453
Incentive fees payable	(65)	(29)	111
Accounts payable and accrued expenses	(85)	654	361
Directors' fees payable	—	(74)	74
Net cash provided by (used in) operating activities	(69,567)	(51,874)	(82,744)
Cash flows from financing activities:
Borrowings on revolving credit facility	184,538	105,000	144,900
Repayments of revolving credit facility	(196,800)	(99,700)	(103,500)
SBA debentures borrowings	58,020	11,500	20,000
Payments of deferred financing costs	(1,766)	(1,196)	(1,832)
Repayments on secured borrowings	(1,254)	(1,215)	(1,600)
Proceeds from shares sold, net of offering and underwriting costs	52,221	52,520	49,619
Stockholder distributions paid, net of stock issued under the dividend reinvestment plan of $525, $138 and $0, respectively	(26,524)	(20,570)	(16,714)
Net cash provided by (used in) financing activities	68,435	46,339	90,873
Net increase (decrease) in Cash and Restricted Cash	(1,132)	(5,535)	8,129
Cash and Restricted Cash, beginning of year	8,331	13,866	5,737
Cash and Restricted Cash, end of year(1)	$7,199	$8,331	$13,866
Supplemental disclosure of cash flow information:
Cash interest paid during the year	$6,315	$5,530	$4,046
Cash paid for excise taxes during the year	$495	$284	$73

(1)	Represents cash and restricted cash of $4,332 and $2,867, respectively, from the consolidated statement of assets and liabilities as of December 31, 2017. Represents cash and restricted cash of $5,958 and $2,373, respectively, from the consolidated statement of assets and liabilities as of December 31, 2016. Represents cash and restricted cash of $5,278 and $8,588, respectively, from the consolidated statement of assets and liabilities as of December 31, 2015.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
Echelon Funding I, LLC (Delayed Draw)(e)(f)(g)	L+10.25%	11.61%	2/24/2021	15,750	$15,415	$15,654	5.6%
HFZ Capital Group, LLC(e)	L+10.00%	11.36%	10/20/2019	18,000	17,613	17,991	6.5%
Liftforward SPV II, LLC(e)(f)	L+10.75%	12.32%	11/10/2020	10,000	4,212	4,268	1.5%
PKS Holdings, LLC(e)	L+9.50%	10.85%	11/30/2022	1,800	1,640	1,719	0.6%
PKS Holdings, LLC (Revolver)(e)(f)	L+9.50%	10.85%	11/30/2022	80	—	—	0.0%
				45,630	38,880	39,632	14.2%
Beverage, Food & Tobacco
All Holding Company, LLC(h)	L+7.00%	8.57%	11/15/2021	5,328	5,246	5,368	1.9%
California Pizza Kitchen, Inc.	L+6.00%	7.57%	8/23/2022	6,913	6,850	6,791	2.5%
				12,241	12,096	12,159	4.4%
Construction & Building
Cali Bamboo, LLC	L+8.00%	9.57%	7/10/2020	5,319	5,266	5,319	1.9%
Cali Bamboo, LLC (Revolver)(f)	L+8.00%	9.57%	7/10/2020	2,165	1,039	1,039	0.4%
Cornerstone Detention Products, Inc.(i)	L+11.83%	10.07% Cash/ 3.33% PIK (j)	4/8/2019	3,521	3,501	3,500	1.3%
Cornerstone Detention Products, Inc. (Revolver)(f)	L+8.50%	10.07%	4/8/2019	400	200	199	0.1%
TRP Construction Group, LLC(h)	L+6.50%	8.07%	10/5/2022	8,000	7,845	7,992	2.9%
TRP Construction Group, LLC (Revolver)(f)	L+6.50%	8.07%	10/5/2022	2,134	—	—	0.0%
				21,539	17,851	18,049	6.6%
Consumer Goods: Durable
Parterre Flooring & Surface Systems, LLC(h)	L+7.25%	8.82%	8/22/2022	11,850	11,625	11,808	4.2%
Parterre Flooring & Surface Systems, LLC (Revolver)(f)	L+7.25%	8.82%	8/22/2022	2,400	—	—	0.0%
				14,250	11,625	11,808	4.2%
Consumer Goods: Non-Durable
Bluestem Brands, Inc.	L+7.50%	9.07%	11/6/2020	2,597	2,581	1,829	0.7%
Gibson Brands, Inc.(k)	8.88%	8.88%	8/1/2018	10,000	8,664	8,435	3.0%
Solaray, LLC	L+6.50%	8.02%	9/9/2023	3,264	3,236	3,264	1.2%
Solaray, LLC (Delayed Draw)	L+6.50%	8.19%	9/9/2023	699	699	699	0.3%
				16,560	15,180	14,227	5.2%
Energy: Oil & Gas
Landpoint, LLC	L+12.75%	12.07% Cash/ 2.25% PIK (l)	12/20/2019	2,386	2,372	2,352	0.8%
Landpoint, LLC (Revolver)(f)	L+10.50%	12.07%	12/20/2019	313	—	—	0.0%
				2,699	2,372	2,352	0.8%
Environmental Industries
Synergy Environmental Corporation(h)	L+8.00%	9.57%	4/29/2021	3,011	2,958	3,036	1.1%
Synergy Environmental Corporation(h)	L+8.00%	9.57%	4/29/2021	504	495	508	0.2%
Synergy Environmental Corporation (Delayed Draw)(f)(g)	L+8.00%	9.57%	4/29/2018	1,342	859	866	0.3%
Synergy Environmental Corporation (Revolver)(f)	L+8.00%	9.57%	4/29/2021	671	47	47	0.0%
				5,528	4,359	4,457	1.6%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Healthcare & Pharmaceuticals
American Optics Holdco, Inc.(e)(m)	L+8.00%	9.57%	9/13/2022	4,133	$4,055	$4,136	1.5%
American Optics Holdco, Inc. (Revolver)(e)(f)(m)	L+8.00%	9.57%	9/13/2022	440	—	—	0.0%
American Optics Holdco, Inc.(e)(m)	L+8.00%	9.57%	9/13/2022	760	746	761	0.3%
American Optics Holdco, Inc. (Revolver)(e)(f)(m)	L+8.00%	9.57%	9/13/2022	440	—	—	0.0%
Beaver-Visitec International Holdings, Inc.	L+5.00%	6.69%	8/19/2023	4,938	4,895	4,938	1.8%
Edge Systems Holdings Corp.	L+7.75%	9.32%	12/1/2021	3,384	3,329	3,445	1.2%
Edge Systems Holdings Corp. (Revolver)(f)	P+6.75%	11.25%	12/1/2021	260	—	—	0.0%
Familia Dental Group Holdings, LLC(h)	L+8.00%	9.57%	4/8/2021	5,259	5,199	5,322	1.9%
Familia Dental Group Holdings, LLC	L+8.00%	9.57%	4/8/2021	506	506	512	0.2%
Familia Dental Group Holdings, LLC (Revolver)(f)	L+8.00%	9.57%	4/8/2021	573	344	344	0.1%
				20,693	19,074	19,458	7.0%
High Tech Industries
Answers Finance, LLC	L+5.00%	6.57%	4/15/2021	253	251	249	0.1%
Corbett Technology Solutions, Inc.(h)	L+7.00%	8.57%	11/7/2021	4,275	4,224	4,318	1.5%
Corbett Technology Solutions, Inc. (Revolver)(f)	L+7.00%	8.57%	11/7/2021	867	607	607	0.2%
Energy Services Group, LLC	L+9.82%	11.39%	5/4/2022	4,620	4,568	4,678	1.7%
Energy Services Group, LLC(e)(n)	L+9.82%	10.82%	5/4/2022	2,495	2,361	2,509	0.9%
Energy Services Group, LLC (Delayed Draw)(f)(g)	L+9.82%	11.39%	5/4/2022	1,313	1,096	1,126	0.4%
Newforma, Inc.(h)	L+7.50%	9.19%	6/30/2022	14,962	14,754	15,060	5.4%
Newforma, Inc. (Revolver)(f)	L+7.50%	9.19%	6/30/2022	1,250	—	—	0.0%
Prototek Sheetmetal Fabrication, LLC	L+7.50%	9.07%	12/12/2022	3,500	3,430	3,430	1.2%
Prototek Sheetmetal Fabrication, LLC (Delayed Draw)(f)(g)	L+7.50%	9.07%	12/12/2022	2,334	—	—	0.0%
Prototek Sheetmetal Fabrication, LLC (Revolver)(f)	L+7.50%	9.07%	12/12/2022	233	—	—	0.0%
RPL Bidco Limited(e)(m)(n)	L+7.50%	8.02%	11/9/2023	9,459	9,057	9,516	3.4%
RPL Bidco Limited (Revolver)(e)(f)(m)(n)	L+7.50%	8.02%	11/9/2023	540	—	—	0.0%
				46,101	40,348	41,493	14.8%
Hotels, Gaming & Leisure
BC Equity Ventures LLC	L+6.50%	8.07%	8/31/2022	2,586	2,543	2,624	0.9%
Miles Partnership LLC	L+8.50%	10.19%	3/24/2021	5,946	5,910	6,005	2.2%
Miles Partnership LLC (Delayed Draw)(f)(g)	L+8.50%	10.19%	3/24/2021	1,422	1,074	1,085	0.4%
Miles Partnership LLC (Revolver)(f)	L+8.50%	10.19%	3/24/2021	320	—	—	0.0%
TRG, LLC	L+12.42%	8.86% Cash/ 4.92% PIK(o)	3/31/2021	17,088	17,000	17,190	6.2%
TRG, LLC (CapEx)(f)	L+9.50%	8.86% Cash/ 2.00% PIK	3/31/2021	1,629	1,340	1,354	0.5%
TRG, LLC (Revolver)(f)	L+9.50%	10.86%	3/31/2021	262	131	131	0.0%
Vacation Innovations, LLC(p)	L+9.31%	8.57% Cash/ 2.31% PIK(q)	8/20/2020	9,282	9,170	10,040	3.6%
Vacation Innovations, LLC (Delayed Draw)(f)(g)	L+7.50%	8.57% Cash/ 0.50% PIK	8/20/2020	2,037	—	—	0.0%
Vacation Innovations, LLC (Revolver)	L+7.50%	8.57% Cash/ 0.50% PIK	8/20/2020	342	342	342	0.1%
				40,914	37,510	38,771	13.9%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Media: Advertising, Printing & Publishing
AdTheorent, Inc.	L+8.50%	9.86%	12/22/2021	4,906	$4,824	$4,937	1.8%
Destination Media, Inc.(h)	L+6.50%	8.07%	4/7/2022	7,850	7,747	7,991	2.8%
Destination Media, Inc. (Revolver)(f)	L+6.50%	8.07%	4/7/2022	542	—	—	0.0%
MC Sign Lessor Corp.	L+7.00%	8.53%	12/22/2022	10,000	9,801	9,800	3.5%
MC Sign Lessor Corp. (Delayed Draw)(f)(g)	L+7.00%	8.53%	12/22/2022	2,083	—	—	0.0%
MC Sign Lessor Corp. (Revolver)(f)	L+7.00%	8.53%	12/22/2022	625	146	146	0.1%
				26,006	22,518	22,874	8.2%
Media: Broadcasting & Subscription
Jerry Lee Radio, LLC	L+9.50%	11.07%	12/17/2020	11,443	11,256	11,443	4.1%
				11,443	11,256	11,443	4.1%
Retail
Forman Mills, Inc.(h)	L+7.50%	9.07%	10/4/2021	8,479	8,345	8,441	3.0%
LuLu's Fashion Lounge, LLC	L+7.00%	8.57%	8/28/2022	4,906	4,767	5,004	1.8%
The Worth Collection, Ltd.(h)	L+8.50%	10.07%	9/29/2021	10,587	10,421	9,206	3.3%
Yandy Holding, LLC	L+9.00%	10.57%	9/30/2019	4,508	4,480	4,366	1.6%
Yandy Holding, LLC (Revolver)(f)	L+9.00%	10.57%	9/30/2019	907	106	102	0.0%
				29,387	28,119	27,119	9.7%
Services: Business
APCO Worldwide, Inc.	L+8.00%	9.57%	6/30/2022	5,000	4,908	5,025	1.8%
Burroughs, Inc.(h)	L+7.50%	9.03%	12/22/2022	6,000	5,910	5,910	2.2%
Burroughs, Inc. (Revolver)(f)	L+7.50%	9.07%	12/22/2022	750	75	75	0.0%
Curion Holdings, LLC(h)	L+7.00%	8.57%	5/2/2022	3,884	3,832	3,841	1.4%
Curion Holdings, LLC (Revolver)(f)	L+7.00%	8.57%	5/2/2022	308	77	76	0.0%
EB Employee Solutions, LLC(h)	L+8.50%	10.07%	2/28/2019	3,195	3,168	3,115	1.1%
First Call Resolution, LLC(h)	L+7.00%	8.36%	9/22/2022	5,000	4,916	5,002	1.8%
Madison Logic, Inc.(h)	L+8.00%	9.57%	11/30/2021	10,237	10,069	10,289	3.7%
Madison Logic, Inc. (Delayed Draw)(f)(g)	L+8.00%	9.57%	11/30/2021	4,818	—	—	0.0%
Madison Logic, Inc. (Revolver)(f)	L+8.00%	9.57%	11/30/2021	988	—	—	0.0%
				40,180	32,955	33,333	12.0%
Services: Consumer
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.)	L+6.50%	7.84%	7/1/2020	4,518	4,462	4,538	1.7%
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.)	L+12.50%	13.84%	7/1/2020	4,759	4,697	4,756	1.7%
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.) (Revolver)(f)	L+9.50%	11.10%	8/11/2020	236	118	118	0.0%
				9,513	9,277	9,412	3.4%
Telecommunications
Peerless Network, Inc.(h)	L+9.25%	9.86% Cash/ 0.75% PIK(r)	12/11/2020	3,139	3,089	3,152	1.1%
				3,139	3,089	3,152	1.1%
Utilities: Electric
CRCI Holdings, Inc.	L+5.50%	7.19%	8/31/2023	2,782	2,759	2,792	1.0%
				2,782	2,759	2,792	1.0%
Wholesale
Mid-West Wholesale Hardware Co.(h)	L+8.00%	9.57%	2/9/2022	16,568	16,277	16,544	5.9%
Mid-West Wholesale Hardware Co. (Revolver)(f)	L+8.00%	9.57%	2/9/2022	4,421	—	—	0.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Nearly Natural, Inc.(h)	L+7.00%	8.59%	12/15/2022	7,000	$6,861	$6,860	2.5%
Nearly Natural, Inc. (Revolver)(f)	L+7.00%	8.59%	12/15/2022	1,522	—	—	0.0%
				29,511	23,138	23,404	8.4%
Total Non-Controlled/Non-Affiliate Senior Secured Loans				378,116	332,406	335,935	120.6%
Unitranche Loans
Chemicals, Plastics & Rubber
MFG Chemical, LLC(h)	L+6.00%	7.57%	6/23/2022	8,856	8,734	8,860	3.2%
				8,856	8,734	8,860	3.2%
Consumer Goods: Non-Durable
Incipio Technologies, Inc.(s)	L+7.75%	9.32%	12/26/2019	12,209	12,063	11,769	4.2%
				12,209	12,063	11,769	4.2%
Healthcare & Pharmaceuticals
Collaborative Neuroscience Network, LLC	L+11.50%	13.07%	4/27/2018	6,120	6,076	5,912	2.1%
Collaborative Neuroscience Network, LLC	L+15.00%	12.00% Cash/ 3.00% PIK	4/27/2018	295	295	295	0.1%
Collaborative Neuroscience Network, LLC (Revolver)	L+10.00%	11.57%	4/27/2018	200	191	195	0.1%
Priority Ambulance, LLC(h)	L+6.50%	8.19%	4/12/2022	9,258	9,088	9,309	3.4%
Priority Ambulance, LLC (Delayed Draw)(f)(g)	L+6.50%	8.19%	4/12/2022	677	—	—	0.0%
				16,550	15,650	15,711	5.7%
Hotels, Gaming & Leisure
Playtime, LLC	L+7.50%	9.07%	12/31/2021	4,214	4,214	3,955	1.4%
				4,214	4,214	3,955	1.4%
Total Non-Controlled/Non-Affiliate Unitranche Loans				41,829	40,661	40,295	14.5%
Junior Secured Loans
Aerospace & Defense
AIM Aerospace, Inc.	L+9.00%	10.38%	8/2/2022	5,000	4,943	5,000	1.8%
				5,000	4,943	5,000	1.8%
Banking, Finance, Insurance & Real Estate
Confie Seguros Holdings II Co.	L+9.50%	10.98%	5/8/2019	8,594	8,361	8,336	3.0%
				8,594	8,361	8,336	3.0%
Beverage, Food & Tobacco
CSM Bakery Supplies LLC	L+7.75%	9.08%	7/3/2021	5,792	5,792	5,611	2.0%
				5,792	5,792	5,611	2.0%
Healthcare & Pharmaceuticals
Heartland Dental, LLC	L+8.50%	9.75%	7/31/2024	3,000	2,956	3,034	1.1%
				3,000	2,956	3,034	1.1%
High Tech Industries
Answers Finance, LLC	P+7.90%	9.00%	9/15/2021	394	392	386	0.1%
Micro Holdings Corp.	L+7.50%	9.09%	8/18/2025	3,000	2,971	3,021	1.1%
				3,394	3,363	3,407	1.2%
Media: Broadcasting & Subscription
Mergermarket Bidco Limited	L+7.25%	8.71%	8/3/2025	4,500	4,456	4,522	1.6%
				4,500	4,456	4,522	1.6%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Media: Diversified & Production
The Octave Music Group, Inc. (fka SCP TPZ Acquisition, Inc.)	L+8.25%	9.62%		5/29/2022	5,000	$4,947	$5,006	1.8%
					5,000	4,947	5,006	1.8%
Services: Consumer
Education Corporation of America	L+11.00%	12.69%		12/31/2018	625	620	625	0.2%
Pre-Paid Legal Services, Inc. (Legal Shield)	L+9.00%	10.57%		7/1/2020	3,000	3,000	3,008	1.1%
					3,625	3,620	3,633	1.3%
Total Non-Controlled/Non-Affiliate Junior Secured Loans					38,905	38,438	38,549	13.8%
Equity Securities(t)(u)
Banking, Finance, Insurance & Real Estate
PKS Holdings, LLC (warrant to purchase 14,247 class A preferred units)(e)	—	—	(v)	11/30/2027	—	116	119	0.0%
						116	119	0.0%
Healthcare & Pharmaceuticals
Collaborative Neuroscience Network, LLC (warrant to purchase up to 2 LLC units)	—	—	(v)	12/27/2022	—	—	—	0.0%
Collaborative Neuroscience Network, LLC (warrant to purchase up to 2 LLC units)	—	—	(v)	12/31/2027	—	—	—	0.0%
						—	—	0.0%
High Tech Industries
Answers Finance, LLC (76,539 shares of common stock)	—	—	(v)	—	—	2,413	1,339	0.5%
						2,413	1,339	0.5%
Hotels, Gaming & Leisure
Playtime, LLC – Preferred Units (8,665 units)	—	—	(v)	—	—	200	18	0.0%
						200	18	0.0%
Media: Advertising, Printing & Publishing
AdTheorent, Inc. (128,866 class A voting units)	—	—	(v)	—	—	129	171	0.1%
InMobi Pte, Ltd. (represents the right to purchase 2.80% of the equity)(e)(m)	—	—	(v)	9/18/2025	—	—	219	0.1%
						129	390	0.2%
Retail
The Tie Bar Operating Company, LLC – Class A Preferred Units (1,275 units)	—	—		—	—	86	122	0.0%
The Tie Bar Operating Company, LLC – Class B Preferred Units (1,275 units)	—	—		—	—	1	—	0.0%
						87	122	0.0%
Services: Business
APCO Worldwide, Inc. (100 class A voting common stock)	—	—	(v)	—	—	395	399	0.1%
						395	399	0.1%
Services: Consumer
Education Corporation of America – Series G Preferred Stock (8,333 shares)	n/a	12.00% PIK		—	—	8,366	8,429	3.0%
						8,366	8,429	3.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity		Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Wholesale
Nearly Natural, Inc. (152,174 class A units)	—	— (v)	—		—	$152	$152	0.1%
						152	152	0.1%
Total Non-Controlled/Non-Affiliate Equity Securities						11,858	10,968	3.9%
Total Non-Controlled/Non-Affiliate Company Investments						$423,363	$425,747	152.8%
Non-Controlled Affiliate Company Investments(w)
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
American Community Homes, Inc.	L+8.00%	9.57%	7/22/2019		7,667	7,592	7,441	2.7%
American Community Homes, Inc.	L+12.50%	9.57% Cash/ 4.50% PIK	7/22/2019		4,413	4,376	4,329	1.6%
American Community Homes, Inc.	L+12.50%	9.57% Cash/ 4.50% PIK	n/a	(x)	542	536	542	0.2%
American Community Homes, Inc.	L+8.00%	9.57%	7/22/2019		444	435	431	0.2%
American Community Homes, Inc.	L+12.50%	9.57% Cash/ 4.50% PIK	7/22/2019		228	223	224	0.1%
American Community Homes, Inc. (Delayed Draw)(f)(g)	L+8.00%	9.57%	7/22/2019		444	—	—	0.0%
American Community Homes, Inc. (Delayed Draw)(f)(g)	L+12.50%	9.57% Cash/ 4.50% PIK	7/22/2019		222	—	—	0.0%
					13,960	13,162	12,967	4.8%
Consumer Goods: Non-Durable
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	n/a	12.00% PIK(y)	8/29/2019		1,157	1,157	—	0.0%
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	n/a	15.00% PIK(y)	8/29/2019		422	416	—	0.0%
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	n/a	17.00% PIK(y)	3/30/2018		235	235	—	0.0%
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	n/a	16.50% PIK(y)	8/29/2019		550	534	550	0.2%
					2,364	2,342	550	0.2%
Containers, Packaging & Glass
Summit Container Corporation(h)	L+12.00%	12.00% Cash/ 2.00% PIK	1/6/2019		3,593	3,576	3,421	1.2%
Summit Container Corporation(h)	L+12.00%	12.00% Cash/ 2.00% PIK	1/6/2019		1,508	1,508	1,507	0.5%
					5,101	5,084	4,928	1.7%
Healthcare & Pharmaceuticals
Rockdale Blackhawk, LLC	L+13.00%	14.57%	3/31/2020		10,922	10,355	10,594	3.8%
Rockdale Blackhawk, LLC (Capex)	L+13.00%	14.57%	3/31/2020		549	549	533	0.2%
Rockdale Blackhawk, LLC (Revolver)	L+13.00%	14.57%	3/31/2020		1,849	1,849	1,797	0.6%
Rockdale Blackhawk, LLC (Revolver)	L+13.00%	14.57%	3/31/2020		3,236	3,236	3,145	1.1%
SHI Holdings, Inc.(h)	L+10.25%	11.82%	7/10/2019		2,625	2,608	2,625	0.9%
SHI Holdings, Inc. (Revolver)(f)	L+10.25%	11.82%	7/10/2019		2,318	2,216	2,226	0.8%
					21,499	20,813	20,920	7.4%
Retail
Luxury Optical Holdings Co.	L+8.00%	9.57% PIK	9/12/2019		4,249	4,218	3,697	1.3%
Luxury Optical Holdings Co. (Delayed Draw)(f)(g)	L+11.50%	13.07%	9/12/2019		1,176	741	741	0.3%
Luxury Optical Holdings Co. (Revolver)	L+8.00%	9.57% PIK	9/12/2019		196	196	170	0.1%
TPP Operating, Inc.	L+6.00%	7.57% PIK(y)	11/8/2018		9,370	9,330	—	0.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
TPP Operating, Inc.	L+6.00%	7.57	%(y)	11/8/2018	6,885	$6,885	$3,373	1.2%
TPP Operating, Inc.	L+9.61%	11.18	%(y)	11/8/2018	4,593	4,593	4,593	1.6%
					26,469	25,963	12,574	4.5%
Total Non-Controlled Affiliate Senior Secured Loans					69,393	67,364	51,939	18.6%
Junior Secured Loans
Consumer Goods: Non-Durable
Millennial Brands LLC (fka Rocket Dog Brands LLC)	n/a	15.00% PIK(y)		5/1/2020	2,011	2,011	—	0.0%
					2,011	2,011	—	0.0%
Total Non-Controlled Affiliate Company Junior Secured Loans					2,011	2,011	—	0.0%
Equity Securities
Banking, Finance, Insurance & Real Estate
American Community Homes, Inc. (warrant to purchase up to 9.0% of the equity)	—	—	(v)	10/9/2024	—	—	353	0.1%
						—	353	0.1%
Consumer Goods: Non-Durable
Millennial Brands LLC (fka Rocket Dog Brands LLC)	—	—	(v)	—	—	—	—	0.0%
Millennial Brands LLC (fka Rocket Dog Brands LLC)	n/a	15.00% PIK(y)		—	—	967	—	0.0%
						967	—	0.0%
Containers, Packaging & Glass
Summit Container Corporation (warrant to purchase up to 19.50% of the equity)	—	—	(v)	1/6/2024	—	—	—	0.0%
						—	—	0.0%
Healthcare & Pharmaceuticals
Rockdale Blackhawk, LLC – LLC Units (18.03% of the LLC interest)	—	—	(v)	—	—	1,093	5,673	2.0%
SHI Holdings, Inc. (24 shares of common stock)	—	—	(v)	—	—	27	786	0.3%
						1,120	6,459	2.3%
Retail
Luxury Optical Holdings Co. (86 shares of common stock)	—	—	(v)	—	—	—	—	0.0%
TPP Operating, Inc. (24 shares of common stock)	—	—	(v)	—	—	1,953	—	0.0%
TPP Operating, Inc. (16 shares of common stock)(z)	—	—	(v)	—	—	1,302	—	0.0%
						3,255	—	0.0%
Total Non-Controlled Affiliate Equity Securities						5,342	6,812	2.4%
Total Non-Controlled Affiliate Company Investments						$74,717	$58,751	21.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Controlled Affiliate Company Investments(aa)
Equity Securities
Investment Funds & Vehicles
MRCC Senior Loan Fund I, LLC(e)					9,500	9,640	3.5%
Total Controlled Affiliate Equity Securities					9,500	9,640	3.5%
Total Controlled Affiliate Company Investments					$9,500	$9,640	3.5%
TOTAL INVESTMENTS					$507,580	$494,138	177.3%

(a)	All of the Company’s investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 (the “1940 Act”), unless otherwise noted. All of the Company’s investments are issued by U.S. portfolio companies unless otherwise noted.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith using significant unobservable inputs by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements.)
(d)	Percentages are based on net assets of $278,699 as of December 31, 2017.
(e)	This investment is treated as a non-qualifying investment under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2017, non-qualifying assets totaled 13.13% of the Company’s total assets excluding prepaid expenses.
(f)	All or a portion of this commitment was unfunded at December 31, 2017. As such, interest is earned only on the funded portion of this commitment.
(g)	This delayed draw loan requires that certain financial covenants be met by the portfolio company prior to any fundings.
(h)	All of this loan is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(i)	A portion of this loan (principal of $2,113) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(j)	A portion of the PIK interest rate for Cornerstone Detention Products, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.33% per annum.
(k)	This investment represents a senior secured note that is traded in the secondary bond market.
(l)	The PIK portion of the interest rate for Landpoint, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.25% per annum.
(m)	This is an international company.
(n)	This term loan is denominated in Great Britain pounds and is translated into U.S. dollars as of the valuation date.
(o)	A portion of the PIK interest rate for TRG, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.92% per annum.
(p)	A portion of this loan (principal of $4,099) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2017
(in thousands, except for shares and units)

(q)	A portion of the PIK interest rate for Vacation Innovations, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 1.81% per annum.
(r)	The PIK portion of the interest rate for Peerless Network, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.75% per annum.
(s)	A portion of this loan (principal of $4,477) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(t)	Represents less than 5% ownership of the portfolio company’s voting securities.
(u)	Ownership of certain equity investments may occur through a holding company or partnership.
(v)	Represents a non-income producing security.
(w)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as it owns five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).
(x)	This is a demand note with no stated maturity.
(y)	This position was on non-accrual status as of December 31, 2017, meaning that the Company has ceased accruing interest income on the position. See Note 2 in the accompanying notes to the consolidated financial statements for additional information on the Company's accounting policies.
(z)	This investment is held in a wholly owned entity, MCC Holdco Equity Manager I, LLC (“MCC Holdco”), which has an independent manager who has full control over the operations of MCC Holdco, including the right to vote the shares of TPP Holdco LLC, the holding company which owns the Company's equity interest in TPP. See Note 5 in the accompanying notes to the consolidated financial statements for additional information.
(aa)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as it owns more than 25% in company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.

n/a — not applicable

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2016
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Non-Controlled/Non-Affiliate Company Investments
Senior Secured Loans
Aerospace & Defense
Cyalume Technologies Holdings, Inc.(e)	L+9.00%	10.00%	5/18/2020	4,291	$4,204	$4,462	1.9%
Cyalume Technologies Holdings, Inc. (Delayed Draw)	L+9.00%	10.00%	5/18/2020	387	387	402	0.2%
Cyalume Technologies Holdings, Inc. (Revolver)(f)	L+9.00%	10.00%	5/18/2020	1,528	—	—	0.0%
				6,206	4,591	4,864	2.1%
Automotive
Inteva Products, LLC	L+8.50%	9.75%	9/8/2021	1,978	1,967	1,998	0.8%
Tectum Holdings, Inc.	L+4.75%	5.75%	8/24/2023	1,995	1,976	2,025	0.8%
				3,973	3,943	4,023	1.6%
Banking, Finance, Insurance & Real Estate
Liftforward SPV II, LLC(f)(g)	L+10.75%	11.51%	11/10/2020	10,000	254	254	0.1%
Repay Holdings, LLC	L+9.00%	9.76%	9/1/2021	12,000	11,802	11,934	5.0%
Repay Holdings, LLC (Revolver)(f)	L+9.00%	9.76%	9/1/2021	1,200	—	—	0.0%
Shields Land Company of Georgia, LLC(g)	L+9.50%	10.15%	12/28/2017	2,450	2,425	2,445	1.0%
				25,650	14,481	14,633	6.1%
Beverage, Food & Tobacco
All Holding Company, LLC(e)	L+7.00%	7.76%	11/15/2021	5,466	5,363	5,493	2.3%
California Pizza Kitchen, Inc.	L+6.00%	7.00%	8/23/2022	6,983	6,913	6,966	2.9%
				12,449	12,276	12,459	5.2%
Construction & Building
Cali Bamboo, LLC	L+8.50%	9.26%	7/10/2020	5,423	5,350	5,531	2.3%
Cali Bamboo, LLC (Revolver)(f)	L+8.50%	9.26%	7/10/2020	1,624	65	65	0.0%
Cornerstone Detention Products, Inc.(h)	L+10.50%	10.50% Cash/ 1.00% PIK	4/8/2019	3,784	3,747	3,599	1.5%
Cornerstone Detention Products, Inc. (Revolver)(f)	L+9.50%	10.50%	4/8/2019	400	—	—	0.0%
G&M Opco LLC(e)	L+7.50%	8.26%	6/23/2020	3,006	2,951	3,066	1.3%
L.A.R.K. Industries, Inc.	L+7.00%	8.00%	9/3/2019	6,257	6,169	6,341	2.6%
				20,494	18,282	18,602	7.7%
Consumer Goods: Non-Durable
360 Holdings III Corp.	L+9.00%	10.00%	10/1/2021	5,925	5,718	5,718	2.4%
Bluestem Brands, Inc.	L+7.50%	8.50%	11/6/2020	2,758	2,737	2,404	1.0%
Solaray, LLC	L+6.50%	7.50%	9/9/2023	3,297	3,265	3,280	1.4%
Solaray, LLC (Delayed Draw)(f)(i)	L+6.50%	7.50%	9/9/2023	703	—	—	0.0%
				12,683	11,720	11,402	4.8%
Energy: Oil & Gas
Diesel Direct Holdings, Inc.(e)	L+7.00%	7.76%	2/17/2020	5,225	5,217	5,277	2.2%
Landpoint, LLC	L+12.75%	12.00% Cash/ 2.25% PIK (j)	12/20/2019	2,632	2,602	2,526	1.1%
Landpoint, LLC (Revolver)(f)	L+10.50%	12.00%	12/20/2019	313	—	—	0.0%
				8,170	7,819	7,803	3.3%
Environmental Industries
Synergy Environmental Corporation(e)	L+8.00%	8.76%	4/29/2021	3,130	3,068	3,148	1.3%
Synergy Environmental Corporation(e)	L+8.00%	8.76%	4/29/2021	523	513	526	0.2%
Synergy Environmental Corporation (Delayed Draw)(f)(i)	L+8.00%	8.76%	4/29/2018	1,342	—	—	0.0%
Synergy Environmental Corporation (Revolver)(f)	L+8.00%	8.76%	4/29/2021	671	94	94	0.0%
				5,666	3,675	3,768	1.5%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2016
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Healthcare & Pharmaceuticals
Beaver-Visitec International Holdings, Inc.	L+5.00%	6.00%		8/19/2023	4,988	$4,939	$4,988	2.1%
Edge Systems Holdings Corp.	L+8.00%	9.00%		11/29/2021	3,740	3,667	3,665	1.5%
Edge Systems Holdings Corp. (Revolver)(f)	L+8.00%	9.00%		11/29/2021	260	—	—	0.0%
Familia Dental Group Holdings, LLC(e)	L+8.00%	8.76%		4/8/2021	5,397	5,327	5,480	2.3%
Familia Dental Group Holdings, LLC (Delayed Draw)	L+8.00%	8.76%		4/8/2021	519	519	527	0.2%
Familia Dental Group Holdings, LLC (Revolver)(f)	L+8.00%	8.76%		4/8/2021	573	57	57	0.0%
Precision Toxicology, LLC(e)	L+11.50%	10.26% Cash/ 2.00% PIK		3/24/2020	4,242	4,186	4,244	1.8%
					19,719	18,695	18,961	7.9%
High Tech Industries
Answers Corporation	P+6.25%	10.00	%(k)	10/1/2021	2,903	2,819	1,495	0.6%
BCC Software, LLC(e)	L+8.00%	9.00%		6/20/2019	2,204	2,186	2,203	0.9%
BCC Software, LLC (Revolver)(f)	L+8.00%	9.00%		6/20/2019	469	—	—	0.0%
Corbett Technology Solutions, Inc.(e)	L+7.00%	7.76%		11/7/2021	4,500	4,434	4,511	1.9%
Corbett Technology Solutions, Inc. (Revolver)(f)	L+7.00%	7.76%		11/7/2021	867	—	—	0.0%
					10,943	9,439	8,209	3.4%
Hotels, Gaming & Leisure
BC Equity Ventures LLC	L+6.50%	7.50%		8/31/2022	2,612	2,562	2,635	1.1%
BC Equity Ventures LLC	L+6.50%	7.50%		8/31/2022	375	372	373	0.2%
Miles Media Group LLC	L+11.00%	10.00% Cash/ 2.00% PIK		3/24/2021	6,110	6,052	6,119	2.5%
Miles Media Group LLC (Delayed Draw)(f)(i)	L+11.00%	10.00% Cash/ 2.00% PIK		3/24/2021	1,455	—	—	0.0%
Miles Media Group LLC (Revolver)(f)	L+11.00%	10.00% Cash/ 2.00% PIK		3/24/2021	320	—	—	0.0%
TRG, LLC	L+13.80%	8.12% Cash/ 6.30% PIK	(l)	3/31/2021	11,876	11,837	11,960	5.0%
TRG, LLC (Revolver)	L+9.50%	10.12%		3/31/2021	131	131	131	0.1%
TRG, LLC (CapEx)(f)	L+9.50%	8.12% Cash/ 2.00% PIK		3/31/2021	1,609	943	946	0.4%
Vacation Innovations, LLC(m)	L+9.40%	7.76% Cash/ 2.42% PIK	(n)	8/20/2020	10,553	10,382	10,848	4.5%
Vacation Innovations, LLC (Revolver)(f)	L+8.50%	7.76% Cash/ 1.50% PIK		8/20/2020	342	—	—	0.0%
Vacation Innovations, LLC (Delayed Draw)(f)(i)	L+8.50%	7.76% Cash/ 1.50% PIK		8/20/2020	2,037	—	—	0.0%
					37,420	32,279	33,012	13.8%
Media: Advertising, Printing & Publishing
AdTheorent, Inc.	L+8.50%	9.26%		12/22/2021	5,000	4,908	4,900	2.0%
AdTheorent, Inc. (Revolver)(f)	L+8.50%	9.26%		12/22/2021	515	77	77	0.0%
InMobi Pte, Ltd. (Delayed Draw)(f)(g)(i)	L+10.17%	10.98%		9/1/2018	10,000	6,667	6,587	2.7%
					15,515	11,652	11,564	4.7%
Media: Broadcasting & Subscription
Jerry Lee Radio, LLC	L+9.50%	10.26%		12/17/2020	13,407	13,127	13,675	5.7%
					13,407	13,127	13,675	5.7%
Metals & Mining
O'Brien Industrial Holdings, LLC	L+7.75%	8.75%		5/13/2019	5,286	5,219	5,268	2.2%
					5,286	5,219	5,268	2.2%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2016
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Retail
Forman Mills, Inc.(e)	L+7.50%	8.50%	10/4/2021	8,500	$8,337	$8,470	3.5%
Luxury Optical Holdings Co.	L+11.50%	9.00% Cash/ 3.50% PIK	9/12/2019	4,012	3,965	3,948	1.6%
Luxury Optical Holdings Co. (Revolver)(f)	L+8.00%	9.00%	9/12/2019	273	—	—	0.0%
The Worth Collection, Ltd.(e)	L+8.50%	9.26%	9/29/2021	11,000	10,789	11,132	4.6%
Yandy Holding, LLC	L+9.00%	10.00%	9/30/2019	5,677	5,625	5,581	2.3%
Yandy Holding, LLC (Revolver)(f)	L+9.00%	10.00%	9/30/2019	907	—	—	0.0%
				30,369	28,716	29,131	12.0%
Services: Business
EB Employee Solutions, LLC(e)	L+8.50%	10.00%	2/28/2019	3,370	3,324	3,263	1.4%
Madison Logic, Inc.(e)	L+8.00%	8.76%	11/30/2021	10,500	10,291	10,610	4.4%
Madison Logic, Inc. (Delayed Draw)(f)(i)	L+8.00%	8.76%	11/30/2021	4,818	—	—	0.0%
Madison Logic, Inc. (Revolver)(f)	L+8.00%	8.76%	11/30/2021	988	—	—	0.0%
SNI Companies(o)	L+8.00%	9.00%	12/31/2018	5,357	5,299	5,378	2.2%
SNI Companies (Revolver)(f)	L+8.00%	9.00%	12/31/2018	1,250	313	313	0.1%
				26,283	19,227	19,564	8.1%
Services: Consumer
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.)	L+5.50%	6.50%	7/1/2020	4,698	4,619	4,693	1.9%
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.)	L+11.50%	12.50%	7/1/2020	4,849	4,765	4,805	2.0%
PeopleConnect Intermediate, LLC (formerly Intelius, Inc.) (Revolver)(f)	L+8.50%	9.50%	8/11/2017	236	—	—	0.0%
				9,783	9,384	9,498	3.9%
Telecommunications
Peerless Network, Inc.(e)	L+8.50%	9.18% Cash/ 0.75% PIK (p)	12/11/2020	3,500	3,431	3,430	1.4%
				3,500	3,431	3,430	1.4%
Utilities: Electric
CRCI Holdings, Inc.	L+5.50%	6.50%	8/31/2023	2,993	2,964	2,999	1.3%
				2,993	2,964	2,999	1.3%
Total Non-Controlled/Non-Affiliate Senior Secured Loans				270,509	230,920	232,865	96.7%
Unitranche Loans
Automotive
Fabco Automotive Corporation	L+11.25%	8.00% Cash/ 4.25% PIK	4/3/2019	8,587	8,553	3,491	1.4%
				8,587	8,553	3,491	1.4%
Consumer Goods: Durable
MooreCo, Inc.	L+14.50%	13.50% Cash/ 2.50% PIK	12/27/2017	3,620	3,600	3,620	1.5%
				3,620	3,600	3,620	1.5%
Consumer Goods: Non-Durable
Incipio Technologies, Inc.(q)	L+6.00%	7.00%	12/26/2019	14,291	14,045	14,219	5.9%
				14,291	14,045	14,219	5.9%
Healthcare & Pharmaceuticals
Collaborative Neuroscience Network, LLC(r)	L+11.50%	13.00%	12/27/2017	6,120	6,059	5,814	2.4%
Collaborative Neuroscience Network, LLC	n/a	12.00% Cash/ 3.00% PIK	12/27/2017	286	286	286	0.1%
				6,406	6,345	6,100	2.5%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2016
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Hotels, Gaming & Leisure
Playtime, LLC	L+8.50%	9.00% Cash/ 1.00% PIK	12/31/2021	5,405	$5,381	$4,797	2.0%
				5,405	5,381	4,797	2.0%
Services: Business
Output Services Group, Inc.	L+9.00%	9.50% Cash/ 1.00% PIK	12/17/2020	6,500	6,432	6,520	2.7%
Output Services Group, Inc.	L+9.00%	9.50% Cash/ 1.00% PIK	12/17/2020	8,296	8,189	8,391	3.5%
				14,796	14,621	14,911	6.2%
Wholesale
Gracelock Industries, LLC	L+13.74%	11.00% Cash/ 4.24% PIK (s)	5/7/2019	4,888	4,816	4,500	1.9%
				4,888	4,816	4,500	1.9%
Total Non-Controlled/Non-Affiliate Unitranche Loans				57,993	57,361	51,638	21.4%
Junior Secured Loans
Aerospace & Defense
AIM Aerospace, Inc.	L+9.00%	10.00%	8/2/2022	5,000	4,933	5,040	2.1%
				5,000	4,933	5,040	2.1%
Banking, Finance, Insurance & Real Estate
Confie Seguros Holdings II Co.	L+9.00%	10.25%	5/8/2019	8,594	8,215	8,547	3.5%
				8,594	8,215	8,547	3.5%
Beverage, Food & Tobacco
CSM Bakery Supplies LLC	L+7.75%	8.75%	7/3/2021	5,792	5,792	4,335	1.8%
				5,792	5,792	4,335	1.8%
Chemicals, Plastics & Rubber
New NSI Holdings, Inc.	L+8.25%	9.25%	7/28/2022	4,000	3,949	4,040	1.7%
				4,000	3,949	4,040	1.7%
Consumer Goods: Non-Durable
Mud Pie, LLC	n/a	10.00% Cash/ 1.50% PIK	11/4/2020	5,221	5,145	5,325	2.2%
				5,221	5,145	5,325	2.2%
High Tech Industries
Hyland Software Inc.	L+7.25%	8.25%	7/1/2023	5,000	4,832	5,100	2.1%
Micro Holdings Corp.	L+7.50%	8.50%	7/8/2022	5,590	5,475	5,590	2.3%
				10,590	10,307	10,690	4.4%
Media: Broadcasting & Subscription
Mergermarket USA, Inc.	L+6.50%	7.50%	12/19/2021	4,500	4,400	4,371	1.8%
				4,500	4,400	4,371	1.8%
Media: Diversified & Production
SCP TPZ Acquisition, Inc.	L+8.25%	9.25%	5/29/2022	5,000	4,938	4,938	2.1%
				5,000	4,938	4,938	2.1%
Services: Business
Sterling Merger Sub Corp.	L+7.75%	8.75%	6/19/2023	5,000	4,958	4,892	2.0%
				5,000	4,958	4,892	2.0%
Services: Consumer
Education Corporation of America	L+11.00%	12.00%	12/31/2018	4,167	4,099	4,167	1.7%
Pre-Paid Legal Services, Inc. (Legal Shield)	L+9.00%	10.25%	7/1/2020	3,000	3,000	3,021	1.3%
				7,167	7,099	7,188	3.0%
Total Non-Controlled/Non-Affiliate Junior Secured Loans				60,864	59,736	59,366	24.6%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2016
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Equity Securities(t)
Aerospace & Defense
Cyalume Technologies Holdings, Inc. – Series D Preferred Stock (3.06 shares)	—	—	(u)	—	—	$—	$697	0.3%
						—	697	0.3%
Automotive
Fabco Automotive Corporation (warrant to purchase up to 1.87% of the equity)	—	—	(u)	—	—	—	—	0.0%
						—	—	0.0%
Healthcare & Pharmaceuticals
Collaborative Neuroscience Network, LLC (warrant to purchase up to 4 LLC units)	—	—	(u)	12/27/2022	—	—	—	0.0%
						—	—	0.0%
Hotels, Gaming & Leisure
BookIt Operating LLC (warrant to purchase up to 3.0% of the equity)	—	—	(u)	12/21/2023	—	—	201	0.1%
Playtime, LLC – Preferred Units (8,665 units)	—	—	(u)	—	—	200	—	0.0%
						200	201	0.1%
Media: Advertising, Printing & Publishing
InMobi Pte, Ltd. (represents the right to purchase 0.42% of the equity)(g)	—	—	(u)	9/18/2025	—	—	49	0.0%
AdTheorent, Inc. (128,866 shares of common stock)	—	—	(u)	—	—	129	129	0.1%
						129	178	0.1%
Metals & Mining
O'Brien Industrial Holdings, LLC (warrants to purchase up to 2.44% of certain affiliated entities of the company)	—	—	(u)	5/13/2024	—	—	—	0.0%
						—	—	0.0%
Retail
The Tie Bar Operating Company, LLC – Class A Preferred Units (1,275 units)	—	—		—	—	86	117	0.0%
The Tie Bar Operating Company, LLC – Class B Preferred Units (1,275 units)	—	—		—	—	1	—	0.0%
						87	117	0.0%
Services: Business
Output Services Group, Inc. (warrant to purchase up to 3.89% of the common stock)	—	—	(u)	12/17/2022	—	—	797	0.3%
						—	797	0.3%
Services: Consumer
Education Corporation of America – Series G Preferred Stock (8,333 shares)	n/a	12.00%		—	—	8,125	8,121	3.4%
						8,125	8,121	3.4%
Total Non-Controlled/Non-Affiliate Equity Securities						8,541	10,111	4.2%
Total Non-Controlled/Non-Affiliate Company Investments						$356,558	$353,980	146.9%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2016
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate	Maturity		Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Non-Controlled Affiliate Company Investments(v)
Senior Secured Loans
Banking, Finance, Insurance & Real Estate
American Community Homes, Inc.	L+8.00%	9.50%	7/22/2019		7,667	$7,550	$7,816	3.3%
American Community Homes, Inc.	L+12.50%	9.50% Cash/ 4.50% PIK	7/22/2019		4,217	4,158	4,301	1.8%
American Community Homes, Inc.	L+12.50%	9.50% Cash/ 4.50% PIK	n/a	(w)	518	508	518	0.2%
					12,402	12,216	12,635	5.3%
Consumer Goods: Non-Durable
Rocket Dog Brands, LLC	n/a	12.00% PIK	8/29/2019		1,124	1,125	464	0.2%
Rocket Dog Brands, LLC	n/a	15.00% PIK	8/29/2019		407	402	365	0.2%
Rocket Dog Brands, LLC	n/a	17.00% PIK	3/31/2017		225	225	225	0.1%
					1,756	1,752	1,054	0.5%
Containers, Packaging & Glass
Summit Container Corporation(e)	L+12.00%	12.00% Cash/ 2.00% PIK	1/6/2019		3,624	3,582	3,550	1.5%
					3,624	3,582	3,550	1.5%
Healthcare & Pharmaceuticals
Rockdale Blackhawk, LLC	L+11.00%	12.00%	3/31/2020		10,923	10,155	10,933	4.5%
Rockdale Blackhawk, LLC (Revolver)(f)	L+11.00%	12.00%	3/31/2020		1,849	924	924	0.4%
Rockdale Blackhawk, LLC (Capex)	L+11.00%	12.00%	3/31/2020		565	565	565	0.2%
SHI Holdings, Inc.(e)	L+9.25%	10.01%	7/10/2019		2,625	2,592	2,625	1.1%
SHI Holdings, Inc. (Revolver)(f)	L+9.25%	10.01%	7/10/2019		1,773	1,188	1,203	0.5%
					17,735	15,424	16,250	6.7%
Total Non-Controlled Affiliate Senior Secured Loans					35,517	32,974	33,489	14.0%
Junior Secured Loans
Consumer Goods: Non-Durable
Rocket Dog Brands, LLC	n/a	15.00% PIK	5/1/2020		1,938	1,938	—	0.0%
					1,938	1,938	—	0.0%
Total Non-Controlled Affiliate Junior Secured Loans					1,938	1,938	—	0.0%
Equity Securities
Banking, Finance, Insurance & Real Estate
American Community Homes, Inc. (warrant to purchase up to 9.0% of the equity)	—	— (u)	10/9/2024		—	—	1,315	0.6%
						—	1,315	0.6%
Consumer Goods: Non-Durable
Rocket Dog Brands, LLC – Common Units (75,502 units)	—	— (u)	—		—	—	—	0.0%
Rocket Dog Brands, LLC – Preferred Units (10 units)	—	15.00% PIK (x)	—		—	967	—	0.0%
						967	—	0.0%
Containers, Packaging & Glass
Summit Container Corporation (warrant to purchase up to 19.50% of the equity)	—	— (u)	1/6/2024		—	—	113	0.0%
						—	113	0.0%

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2016
(in thousands, except for shares and units)

Portfolio Company(a)	Spread Above Index(b)	Interest Rate		Maturity	Principal	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Healthcare & Pharmaceuticals
Rockdale Blackhawk, LLC – LLC Units (11.56% of the LLC interest)	—	—		—	—	$1,093	$14,655	6.1%
SHI Holdings, Inc. (24 shares of common stock)	—	—	(u)	—	—	27	469	0.2%
						1,120	15,124	6.3%
Total Non-Controlled Affiliate Equity Securities						2,087	16,552	6.9%
Total Non-Controlled Affiliate Company Investments						$36,999	$50,041	20.9%
Controlled Affiliate Company Investments(y)
Senior Secured Loans
Retail
TPP Operating, Inc.	L+6.00%	7.50	%(k)	11/8/2018	9,370	9,330	1,799	0.7%
TPP Operating, Inc.	L+6.00%	7.50	%(k)	11/8/2018	4,344	4,344	4,344	1.8%
TPP Operating, Inc.	L+9.61%	11.11	%(k)	11/8/2018	2,756	2,756	2,756	1.1%
					16,470	16,430	8,899	3.6%
Total Controlled Affiliate Senior Secured Loans					16,470	16,430	8,899	3.6%
Equity Securities
Retail
TPP Acquisition, Inc. (829 shares of common stock)	—	—	(u)	—	—	—	—	0.0%
TPP Operating, Inc. (40 shares of common stock)	—	—	(u)	—	—	3,255	—	0.0%
Total Controlled Affiliate Equity Securities						3,255	—	0.0%
Total Controlled Affiliate Company Investments						$19,685	$8,899	3.6%
TOTAL INVESTMENTS						$413,242	$412,920	171.4%

(a)	All of the Company’s investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940 (the “1940 Act”), unless otherwise noted. All of the Company’s investments are issued by U.S. portfolio companies except for InMobi Pte, Ltd. which is an international company headquartered in California.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at December 31, 2016. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith using significant unobservable inputs by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements.)
(d)	Percentages are based on net assets of $240,850 as of December 31, 2016.
(e)	All of this loan is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(f)	All or a portion of this commitment was unfunded at December 31, 2016. As such, interest is earned only on the funded portion of this commitment.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2016
(in thousands, except for shares and units)

(g)	This investment is treated as a non-qualifying investment under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2016, non-qualifying assets totaled 2.20% of the Company’s total assets excluding prepaid expenses.
(h)	A portion of this loan (principal of $2,271) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(i)	This delayed draw loan requires that certain financial covenants be met by the portfolio company prior to any fundings.
(j)	The PIK portion of the interest rate for Landpoint, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 2.25% per annum.
(k)	This position was on non-accrual status as of December 31, 2016, meaning that the Company has ceased recognizing interest income on the position. See Note 2 in the accompanying notes to the consolidated financial statements for additional information on the Company's accounting policies.
(l)	A portion of the PIK interest rate for TRG, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 4.30% per annum.
(m)	A portion of this loan (principal of $4,660) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(n)	A portion of the PIK interest rate for Vacation Innovations, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.92% per annum.
(o)	A portion of this loan (principal of $3,435) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(p)	The PIK portion of the interest rate for Peerless Network, Inc. is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 0.75% per annum.
(q)	A portion of this loan (principal of $5,240) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility.
(r)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire unitranche loan asset remains in the Consolidated Schedule of Investments.
(s)	The PIK portion of the interest rate for Gracelock Industries, LLC is structured as a fee paid upon the termination of the commitment. The fee currently accrues at 4.24% per annum.
(t)	Represents less than 5% ownership of the portfolio company’s voting securities.
(u)	Represents a non-income producing security.
(v)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as it owns five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).
(w)	This is a demand note with no stated maturity.
(x)	This position includes a PIK dividend and is currently on non-accrual status.
(y)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as it owns more than 25% in company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.

n/a — not applicable

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2016
(in thousands, except for shares and units)

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1. Organization and Principal Business

Monroe Capital Corporation (“Monroe Capital” and together with its subsidiaries, the “Company”) was formed in February 2011 to act as an externally managed non-diversified, closed-end management investment company and has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering. Monroe Capital’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through investment in senior secured, junior secured and unitranche (a combination of senior secured and junior secured debt in the same facility in which the Company syndicates a “first out” portion of the loan to an investor and retains a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity investments. Monroe Capital is managed by Monroe Capital BDC Advisors, LLC (“MC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition, for U.S. federal income tax purposes, Monroe Capital has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On February 28, 2014, the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP (“MRCC SBIC”), a Delaware limited partnership, received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013. As of December 31, 2017, MRCC SBIC had $57,624 in leverageable capital and $109,520 in SBA-guaranteed debentures outstanding. See Note 7 for additional information.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. The Company has determined it meets the definition of an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”). Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation

As permitted under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries, MRCC SBIC and its wholly-owned general partner MCC SBIC GP, LLC, MC Forest Park Lender, LLC, and MC Reserve Lender, LLC, in its consolidated financial statements. All intercompany balances and transactions have been eliminated. The Company does not consolidate its non-controlling interest in MRCC Senior Loan Fund I, LLC (“SLF”). See further description of the Company’s investment in SLF in Note 3.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Fair Value of Financial Instruments

The Company applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 for further discussion regarding the fair value measurements and hierarchy.

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Investments and related investment income:  Interest and dividend income are recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. The Company records prepayment fees and amendment fees on loans as fee income in the period earned.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Loan origination fees, original issue discount and market discount or premiums are capitalized, and the Company then amortizes such amounts using the effective interest method as interest income over the life of the investment. Unamortized discounts and loan origination fees totaled $8,005 and $6,192 as of December 31, 2017 and 2016, respectively. Upfront loan origination and closing fees received for the years ended December 31, 2017, 2016 and 2015 totaled $4,486, $3,100 and $3,306 respectively. For the years ended December 31, 2017, 2016 and 2015, interest income included $1,860, $1,556 and $1,105 of accretion of loan origination fees, original issue discounts and market discounts or premiums. Upon the prepayment of a loan or debt security, any unamortized premium or discount or loan origination fees are recorded as interest income. For the years ended December 31, 2017, 2016 and 2015, interest income included $1,790, $995 and $1,230 of unamortized discount or loan origination fees recorded as interest income upon prepayment of a loan or debt security, respectively.

The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the years ended December 31, 2017, 2016 and 2015, interest income included $1,729, $2,027 and $1,980 of PIK interest, respectively. For the years ended December 31, 2017, 2016 and 2015, dividend income included $241, zero and zero of PIK dividends, respectively. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment,

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

and to avoid corporate tax, substantially all of this income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

Investment transactions are recorded on a trade-date basis. Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the amortized cost basis of the investment, without regard to unrealized gains and losses previously recognized. Realized gains and losses are recorded within net realized gain (loss) on investments in the consolidated statements of operations. Changes in the fair value of investments from the prior period, as determined by the Company’s board of directors (the “Board”) through the application of the Company’s valuation policy, are included within net change in unrealized gain (loss) on investments in the consolidated statements of operations.

Non-accrual:  Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. The Company generally reverses accrued interest when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest, or dividends are paid, and, in management’s judgment are likely to remain current. The fair value of the Company’s investments on non-accrual status totaled $8,516 and $10,394 at December 31, 2017 and 2016, respectively.

Partial loan sales:  The Company follows the guidance in ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”), when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations. Changes in the fair value of secured borrowings from the prior period, as determined by the Board through the application of the Company’s valuation policy, are included as changes in unrealized gain (loss) on secured borrowings in the consolidated statements of operations. See Note 7 “Secured Borrowings” for additional information.

Distributions

Distributions to common stockholders are recorded on the record date. The amount, if any, to be distributed is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. See Note 9 for additional information.

Earnings per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC Topic 260”), basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. The weighted average shares outstanding utilized in the calculation of earnings per share take into account share issues on the issuance date and the Company’s repurchases of its common stock on the repurchase date. See Note 10 for additional information on the Company’s share activity. For the years presented in these consolidated financial statements, there were no potentially dilutive common shares issued.

Segments

In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash

The Company deposits its cash in a financial institution and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Restricted Cash

Restricted cash includes amounts held within MRCC SBIC. Cash held within an SBIC is generally restricted to the originations of new loans from the SBIC and the payment of SBA debentures and related interest expense.

Unamortized Deferred Financing Costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of December 31, 2017 and 2016, the Company had unamortized deferred financing costs of $4,670 and $3,945, respectively, presented as a direct reduction of the carrying amount of debt on the consolidated statements of assets and liabilities. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization of deferred financing costs for the years ended December 31, 2017, 2016 and 2015 was $1,042, $820 and $742, respectively.

Offering Costs

Offering costs include, among other things, fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Offering costs are charged against the proceeds from equity offerings within the consolidated statements of changes in net assets. As of December 31, 2017 and 2016, other assets on the consolidated statements of assets and liabilities included $494 and $281, respectively, of deferred offering costs which will be charged against the proceeds from future equity offerings when received.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Investments Denominated in Foreign Currency

As of December 31, 2017, the Company held investments in two portfolio companies that were denominated in Great Britain pounds.

At each balance sheet date, portfolio company investments denominated in foreign currencies are translated into U.S. dollars using the spot exchange rate on the last business day of the period. Purchases and sales of foreign portfolio company investments, and any income from such investments, are translated into U.S. dollars using the rates of exchange prevailing on the respective dates of such transactions.

Although the fair values of foreign portfolio company investments and the fluctuation in such fair values are translated into U.S. dollars using the applicable foreign exchange rates described above, the Company does not isolate that portion of the change in fair values resulting from foreign currency exchange rates fluctuations from the change in fair values of the underlying investment. All fluctuations in fair value are included in net change in unrealized gain (loss) of investments in the Company’s consolidated statements of operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain consideration and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment available to RICs. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to stockholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company qualifies as a RIC and satisfies the annual distribution requirement, the Company will not have to pay corporate-level federal income taxes on any income that the Company distributes to its stockholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. To the extent that the Company determines that its estimated current year annual taxable income may exceed estimated current year dividend distributions, the Company accrues excise tax, if any, calculated as 4% of the estimated excess taxable income as taxable income is earned. For the years ended December 31, 2017, 2016 and 2015, $100, $679 and $83, respectively, were recorded on the consolidated statements of operations for U.S. federal excise taxes. As of December 31, 2017 and 2016, payables for excise taxes of $80, and $475, respectively, were included in accounts payable and accrued expenses on the consolidated statements of assets and liabilities.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

uncertain tax benefits in income tax expense. There were no material uncertain income tax positions through December 31, 2017. The 2014 through 2017 tax years remain subject to examination by U.S. federal and state tax authorities.

Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued and such disclosure is included in Note 13. Other than what was disclosed in Note 13, there have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2017.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (ASC Topic 606) (“ASU 2014-09”). The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: Step 1: Identify the contract(s) with a customer. Step 2: Identify the performance obligations in the contract. Step 3: Determine the transaction price. Step 4: Allocate the transaction price to the performance obligations in the contract. Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

ASU 2014-09 also specified the accounting for some costs to obtain or fulfill a contract with a customer. In addition, ASU 2014-09 requires that an entity disclose sufficient information to enable users of financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The initial effective date of ASU 2014-09 was for fiscal periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (ASC Topic 606): Deferral of the Effective Date, which deferred the effective date to fiscal periods beginning after December 15, 2017. The Company adopted ASU 2014-09 on January 1, 2018, which did not have a material impact on the Company’s Consolidated Financial Statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and amended rules (together “final rules”) intended to modernize the reporting and disclosures of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Company has adopted the final rules, as applicable, and the revised presentation is reflected in the Company’s consolidated financial statements for the periods presented.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”). ASU 2016-18 requires that the statements of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statements of cash flows. The new guidance is effective for annual and interim periods, beginning after December 15, 2017, and early adoption is permitted and is to be applied on a retrospective basis. The Company has adopted ASU 2016-18 and the revised presentation is reflected in the Company’s consolidated financial statements for the periods presented.

Note 3. Investments

The following tables show the composition of the investment portfolio, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	December 31, 2017		December 31, 2016
Amortized Cost:
Senior secured loans	$399,770	78.8%	$280,324	67.8%
Unitranche loans	40,661	8.0	57,361	13.9
Junior secured loans	40,449	8.0	61,674	14.9
LLC equity interest in SLF	9,500	1.8	—	—
Equity securities	17,200	3.4	13,883	3.4
Total	$507,580	100.0%	$413,242	100.0%
Fair Value:
Senior secured loans	$387,874	78.5%	$275,253	66.7%
Unitranche loans	40,295	8.2	51,638	12.5
Junior secured loans	38,549	7.8	59,366	14.4
LLC equity interest in SLF	9,640	1.9	—	—
Equity securities	17,780	3.6	26,663	6.4
Total	$494,138	100.0%	$412,920	100.0%

The following tables show the composition of the investment portfolio by geographic region, at amortized cost and fair value (with corresponding percentage of total portfolio investments). The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business:

	December 31, 2017		December 31, 2016
Amortized Cost:
International	$13,858	2.7%	$6,667	1.6%
Midwest	91,160	18.0	59,710	14.5
Northeast	142,742	28.1	105,482	25.5
South	—	—	2,425	0.6
Southeast	84,108	16.6	60,719	14.7
Southwest	59,335	11.7	50,562	12.2
West	116,377	22.9	127,677	30.9
Total	$507,580	100.0%	$413,242	100.0%

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

	December 31, 2017		December 31, 2016
Fair Value:
International	$14,632	3.0%	$6,636	1.6%
Midwest	90,399	18.3	60,579	14.7
Northeast	143,942	29.1	108,188	26.2
South	—	—	2,445	0.6
Southeast	85,293	17.3	61,128	14.8
Southwest	47,968	9.7	54,263	13.1
West	111,904	22.6	119,681	29.0
Total	$494,138	100.0%	$412,920	100.0%

The following tables show the composition of the investment portfolio by industry, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	December 31, 2017		December 31, 2016
Amortized Cost:
Aerospace & Defense	$4,943	1.0%	$9,524	2.3%
Automotive	—	—	12,496	3.0
Banking, Finance, Insurance & Real Estate	60,519	11.9	34,912	8.4
Beverage, Food & Tobacco	17,888	3.5	18,068	4.4
Chemicals, Plastics & Rubber	8,734	1.7	3,949	1.0
Construction & Building	17,851	3.5	18,282	4.4
Consumer Goods: Durable	11,625	2.3	3,600	0.9
Consumer Goods: Non-Durable	32,563	6.4	35,567	8.6
Containers, Packaging & Glass	5,084	1.0	3,582	0.9
Energy: Oil & Gas	2,372	0.5	7,819	1.9
Environmental Industries	4,359	0.9	3,675	0.9
Healthcare & Pharmaceuticals	59,613	11.7	41,584	10.1
High Tech Industries	46,124	9.1	19,746	4.8
Hotels, Gaming & Leisure	41,924	8.2	37,860	9.2
Investment Funds & Vehicles	9,500	1.9	—	—
Media: Advertising, Printing & Publishing	22,647	4.5	11,781	2.8
Media: Broadcasting & Subscription	15,712	3.1	17,527	4.2
Media: Diversified & Production	4,947	1.0	4,938	1.2
Metals & Mining	—	—	5,219	1.3
Retail	57,424	11.3	48,488	11.7
Services: Business	33,350	6.6	38,806	9.4
Services: Consumer	21,263	4.2	24,608	5.9
Telecommunications	3,089	0.6	3,431	0.8
Utilities: Electric	2,759	0.5	2,964	0.7
Wholesale	23,290	4.6	4,816	1.2
Total	$507,580	100.0%	$413,242	100.0%

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

	December 31, 2017		December 31, 2016
Fair Value:
Aerospace & Defense	$5,000	1.0%	$10,601	2.6%
Automotive	—	—	7,514	1.8
Banking, Finance, Insurance & Real Estate	61,407	12.4	37,130	9.0
Beverage, Food & Tobacco	17,770	3.6	16,794	4.1
Chemicals, Plastics & Rubber	8,860	1.8	4,040	1.0
Construction & Building	18,049	3.6	18,602	4.5
Consumer Goods: Durable	11,808	2.4	3,620	0.9
Consumer Goods: Non-Durable	26,546	5.4	32,000	7.7
Containers, Packaging & Glass	4,928	1.0	3,663	0.9
Energy: Oil & Gas	2,352	0.5	7,803	1.9
Environmental Industries	4,457	0.9	3,768	0.9
Healthcare & Pharmaceuticals	65,582	13.3	56,435	13.7
High Tech Industries	46,239	9.4	18,899	4.6
Hotels, Gaming & Leisure	42,744	8.6	38,010	9.2
Investment Funds & Vehicles	9,640	2.0	—	—
Media: Advertising, Printing & Publishing	23,264	4.7	11,742	2.8
Media: Broadcasting & Subscription	15,965	3.2	18,046	4.4
Media: Diversified & Production	5,006	1.0	4,938	1.2
Metals & Mining	—	—	5,268	1.3
Retail	39,815	8.1	38,147	9.2
Services: Business	33,732	6.8	40,164	9.7
Services: Consumer	21,474	4.3	24,807	6.0
Telecommunications	3,152	0.6	3,430	0.8
Utilities: Electric	2,792	0.6	2,999	0.7
Wholesale	23,556	4.8	4,500	1.1
Total	$494,138	100.0%	$412,920	100.0%

MRCC Senior Loan Fund I, LLC

The Company co-invests with NLV Financial Corporation (“NLV”) in senior secured loans through SLF, an unconsolidated Delaware limited liability company. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by the SLF investment committee, consisting of one representative of each of the Company and NLV. SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by SLF are measured at fair value using the same valuation methodologies as described in Note 4.

SLF’s profits and losses are allocated to the Company and NLV in accordance with their respective ownership interests. As of December 31, 2017, the Company and NLV owned 50.0% and 50.0%, respectively of the LLC equity interests of SLF. As of December 31, 2017, SLF had $100,000 in commitments from its members (in the aggregate), of which $19,000 was funded.

As of December 31, 2017, SLF had total assets at fair value of $41,641. As of December 31, 2017, SLF had zero portfolio company investments on non-accrual status. The portfolio companies in SLF are in industries and geographies similar to those in which the Company may invest directly. Additionally, as of

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

December 31, 2017, SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $2,083.

Below is a summary of SLF’s portfolio, followed by a listing of the individual investments in SLF’s portfolio as of December 31, 2017:

As of December 31, 2017
Senior secured loans(1)	31,521
Weighted average current interest rate on senior secured loans(2)	7.1%
Number of borrowers in SLF	8

(1)	At principal amount.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal amount.

MRCC SENIOR LOAN FUND I, LLC

SCHEDULE OF INVESTMENTS
December 31, 2017

Portfolio Company(a)	Industry	Seniority	Interest Rate(b)	Principal	Fair Value
BMC Acquisition, Inc.(c)	Wholesale	Senior Secured	6.94%	5,000	$5,000
Clearent Holdings LLC and Clearent, LLC(c)	Banking, Finance, Insurance & Real Estate	Senior Secured	8.25%	1,056	1,045
Clearent Holdings LLC and Clearent, LLC(c)		Senior Secured	8.25%	1,257	1,244
Clearent Holdings LLC and Clearent, LLC(c)(d)		Senior Secured	8.25%	208	—
Gigamon Inc(c)	High Tech Industries	Senior Secured	6.03%	3,000	2,985
Il Fornaio (America) Corporation	Beverage, Food & Tobacco	Senior Secured	8.07%	5,000	5,008
LegalZoom.com, Inc.(c)	Services: Consumer	Senior Secured	5.94%	2,000	2,005
Research Now Group, Inc. and Survey Sampling International, LLC(d)	Media: Diversified & Production	Senior Secured	7.13%	7,000	6,714
Solaray, LLC	Consumer Goods: Non-Durable	Senior Secured	8.02%	1,625	1,625
Solaray, LLC(d)		Senior Secured	8.02%	1,875	—
US Salt, LLC(c)	Beverage, Food & Tobacco	Senior Secured	6.18%	3,500	3,500
TOTAL INVESTMENTS					$29,126

(a)	All investments are U.S. companies.
(b)	The majority of investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, quarterly or semiannually. The Company has provided the spread over LIBOR or Prime and the current contractual rate of interest in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Investment position or portion thereof unsettled as of December 31, 2017.
(d)	All or a portion of this commitment was unfunded as of December 31, 2017. Principal reflects the commitment outstanding.

As of December 31, 2017, the Company has committed to fund $50,000 of LLC equity interest subscriptions to SLF. As of December 31, 2017, $9,500 of the Company’s LLC equity interest subscriptions to

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

SLF had been called and contributed. For the period from November 14, 2017 (commencement of operations) to December 31, 2017, the Company did not receive dividend income from the SLF LLC equity interests.

Below is certain summarized financial information for SLF as of and for the period ended December 31, 2017:

December 31, 2017
Assets
Investments, at fair value	$29,126
Cash	12,504
Interest receivable on investments	11
Total Assets	$41,641
Liabilities
Payable for open trades	$22,304
Accounts payable and accrued expenses	57
Total Liabilities	22,361
Members' capital	19,280
Total liabilities and members' capital	$41,641

Period from November 14, 2017 (commencement date) to December 31, 2017
Investment income:
Interest income	$39
Total investment income	39
Expenses:
Organizational costs	39
Professional fees	45
Total expenses	84
Net investment income (loss)	(45)
Net gain (loss) on investments:
Net change in unrealized gain (loss) on investments	325
Net gain (loss) on investments	325
Net increase (decrease) in members' capital	$280

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements

Investments

The Company values all investments in accordance with ASC Topic 820. ASC Topic 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity.

ASC Topic 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, including quoted prices for similar assets or liabilities, which are either directly or indirectly observable.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. This includes situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. All investments, with the exception of investments measured at fair value using net asset value (“NAV”), as of December 31, 2017 and 2016 were categorized as Level 3 investments.

With respect to investments for which market quotations are not readily available, the Company’s Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of MC Advisors responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Company;

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

•	the Board also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of investments for which market quotations are not readily available. The Company will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, but are generally received quarterly;
•	the audit committee of the Board reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and
•	the Board discusses these valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

The accompanying consolidated schedules of investments held by the Company consist primarily of private debt instruments (“Level 3 debt”). The Company generally uses the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company generally considers its Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner; the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Company will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

Under the yield approach, the Company uses discounted cash flow models to determine the present value of the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, the Company also considers the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made.

Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise values of private companies are based on multiples of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues, or in limited cases, book value.

In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third-party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

Secured Borrowings

The Company has elected the fair value option under ASC Topic 825 — Financial Instruments (“ASC Topic 825”) relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings within net change in unrealized gain (loss) on secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

Due to the absence of a liquid trading market for these secured borrowings, they are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. The discount rate considers projected performance of the related loan investment, applicable market yields and leverage levels, credit quality, prepayment penalties and comparable company analysis. The Company consults with an independent valuation firm relative to the fair value of its secured borrowings at least once in every calendar year.

Fair Value Disclosures

The following table presents fair value measurements of investments and secured borrowings, by major class, as of December 31, 2017, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Senior secured loans	$—	$—	$387,874	$387,874
Unitranche loans	—	—	40,295	40,295
Junior secured loans	—	—	38,549	38,549
Equity securities	—	—	17,780	17,780
Investments measured at NAV(1)(2)	—	—	—	9,640
Total Investments	$—	$—	$484,498	$494,138
Secured borrowings	$—	$—	$—	$—

(1)	Certain investments that are measured at fair value using the NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.
(2)	Represents the Company’s investment in LLC equity interests in SLF. The fair value of this investment has been determined using the NAV of the Company’s ownership interest in members’ capital.

The following table presents fair value measurements of investments and secured borrowings, by major class, as of December 31, 2016, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Senior secured loans	$—	$—	$275,253	$275,253
Unitranche loans	—	—	51,638	51,638
Junior secured loans	—	—	59,366	59,366
Equity securities	—	—	26,663	26,663
Total Investments	$—	$—	$412,920	$412,920
Secured borrowings	$—	$—	$1,314	$1,314

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

Senior, unitranche and junior secured loans are collateralized by tangible and intangible assets of the borrowers. These investments include loans to entities that have some level of challenge in obtaining financing from other, more conventional institutions, such as a bank. Interest rates on these loans are either fixed or floating, and are based on current market conditions and credit ratings of the borrower. Excluding loans on non-accrual, the contractual interest rates on the loans ranged between 6.57% to 15.00% at December 31, 2017 and 5.75% to 17.00% at December 31, 2016. The maturity dates on the loans outstanding at December 31, 2017 range between March 2018 and August 2025.

The following tables provide a reconciliation of the beginning and ending balances for investments and secured borrowings that use Level 3 inputs for the years ended December 31, 2017 and 2016:

	Investments					Secured borrowings
	Senior secured loans	Unitranche loans	Junior secured loans	Equity securities	Total investments
Balance as of December 31, 2016	$275,253	$51,638	$59,366	$26,663	$412,920	$1,314
Reclassifications(1)	(18,542)	15,747	382	2,413	—	—
Net change in unrealized gain (loss) on investments	(6,668)	5,198	409	(12,199)	(13,260)	—
Net realized gain (loss) on investments	41	(3,266)	7	2,779	(439)	—
Purchases of investments and other adjustments to cost(2)	239,732	7,147	10,941	903	258,723	—
Proceeds from principal payments and sales on investments(3)	(101,942)	(36,169)	(32,556)	(2,779)	(173,446)	—
Net change in unrealized gain (loss) on secured borrowings	—	—	—	—	—	6
Repayments on secured borrowings	—	—	—	—	—	(1,254)
Net realized (gain) loss on secured borrowings	—	—	—	—	—	(66)
Balance as of December 31, 2017	$387,874	$40,295	$38,549	$17,780	$484,498	$—

	Investments					Secured borrowings
	Senior secured loans	Unitranche loans	Junior secured loans	Equity securities	Total investments
Balance as of December 31, 2015	$190,559	$68,090	$63,388	$19,054	$341,091	$2,476
Reclassifications(1)	3,270	(6,525)	—	3,255	—	—
Net change in unrealized gain (loss) on investments	(65)	(2,056)	(751)	4,197	1,325	—
Net realized gain (loss) on investments	—	—	—	587	587	—
Purchases of investments and other adjustments to cost(2)	141,023	1,950	8,233	157	151,363	—
Proceeds from principal payments and sales on investments(3)	(59,534)	(9,821)	(11,504)	(587)	(81,446)	—
Net change in unrealized gain (loss) on secured borrowings	—	—	—	—	—	53
Proceeds from secured borrowings	—	—	—	—	—	—
Repayments on secured borrowings	—	—	—	—	—	(1,215)
Balance as of December 31, 2016	$275,253	$51,638	$59,366	$26,663	$412,920	$1,314

(1)	Represents non-cash reclassifications of investment type due to restructuring of the investments in portfolio companies.
(2)	Includes purchases of new investments, effects of refinancing and restructurings, premium and discount accretion and amortization and PIK interest.
(3)	Represents net proceeds from investments sold and principal paydowns received.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

The total change in unrealized gain (loss) included in the consolidated statements of operations within net change in unrealized gain (loss) on investments for the year ended December 31, 2017, attributable to Level 3 investments still held at December 31, 2017 was ($16,283). The total change in unrealized gain (loss) included in the consolidated statements of operations within net change in unrealized gain (loss) on investments for the year ended December 31, 2016, attributable to Level 3 investments still held at December 31, 2016 was $1,884. The total change in gain (loss) included in the consolidated statements of operations within net change in unrealized gain (loss) on secured borrowings for the year ended December 31, 2016, attributable to Level 3 investments still held at December 31, 2016 was ($53). Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of Level 3 as of the beginning of the period which the reclassifications occur. There were no transfers among Levels 1, 2 and 3 during the years ended December 31, 2017 and 2016.

Significant Unobservable Inputs

ASC Topic 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not reasonably available to the Company and as such, the disclosures provided below exclude those investments valued in that manner. The tables below are not intended to be all-inclusive, but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets and liabilities as of December 31, 2017 were as follows:

	Fair Value		Valuation Technique	Unobservable Input	Weighted Average Mean	Range
						Minimum	Maximum
Assets:
Senior secured loans	$300,882		Discounted cash flow	EBITDA multiples	6.8x	3.8x	14.0x
				Market yields	11.6%	8.1%	23.5%
Senior secured loans	15,654		Waterfall	Delinquency ratio	0.0%	0.0%	0.0%
Senior secured loans	12,967		Discounted cash flow	Tangible book value multiples	1.3x	1.2x	1.3x
				Market yields	14.5%	10.3%	19.9%
Senior secured loans	9,516		Discounted cash flow	Revenue multiples	4.0x	3.8x	4.3x
				Market yields	8.8%	8.4%	9.2%
Senior secured loans	8,718		Enterprise value	EBITDA multiples	7.5x	6.0x	9.3x
Senior secured loans	8,516		Enterprise value	Revenue multiples	0.3x	0.3x	0.6x
Unitranche loans	40,000		Discounted cash flow	EBITDA multiples	6.2x	3.8x	8.5x
				Market yields	15.0%	8.8%	23.0%
Unitranche loans	295		Enterprise value	EBITDA multiples	5.0x	4.5x	5.5x
Junior secured loans	5,625		Discounted cash flow	EBITDA multiples	9.1x	3.8x	10.3x
				Market yields	11.1%	10.2%	14.0%
Equity securities	8,429		Discounted cash flow	EBITDA multiples	4.0x	3.8x	4.3x
				Market yields	21.0%	20.0%	22.0%
Equity securities	5,892		Enterprise value	Revenue multiples	0.4x	0.4x	2.7x
Equity securities	1,767		Enterprise value	EBITDA multiples	6.8x	4.5x	9.0x
Equity securities	353		Enterprise value	Tangible book value multiples	1.3x	1.2x	1.3x
Total Level 3 Assets	$418,614	(1)
Liabilities:
Secured Borrowings	$—

(1)	Excludes loans of $65,884 at fair value where valuation (unadjusted) is obtained from a third-party pricing service for which such disclosure is not required.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets and liabilities as of December 31, 2016 were as follows:

	Fair Value		Valuation Technique	Unobservable Input	Weighted average Mean	Range
						Minimum	Maximum
Assets:
Senior secured loans	$214,267		Discounted cash flow	EBITDA multiples	7.0x	3.2x	13.3x
				Market yields	11.7%	7.0%	22.0%
Senior secured loans	1,054		Enterprise value	Revenue multiples	0.6x	0.5x	0.6x
Senior secured loans	12,727		Enterprise value	EBITDA multiples	4.1x	3.3x	5.5x
Unitranche loans	47,861		Discounted cash flow	EBITDA multiples	6.1x	4.8x	8.0x
				Market yields	13.4%	9.5%	22.1%
Unitranche loans	3,491		Combination of discounted cash flow and enterprise value	Revenue multiples	0.5x	0.5x	0.6x
				Market yields	29.2%	29.2%	29.2%
Unitranche loans	286		Enterprise value	EBITDA multiples	6.0x	5.5x	6.5x
Junior secured loans	18,572		Discounted cash flow	EBITDA multiples	7.5x	3.5x	9.5x
				Market yields	11.5%	7.0%	13.5%
Junior secured loans	—		Enterprise value	Revenue multiples	0.6x	0.5x	0.6x
Equity securities	8,121		Discounted cash flow	EBITDA multiples	3.8x	3.5x	4.0x
				Market yields	17.0%	16.0%	18.0%
Equity securities	18,164		Enterprise value	EBITDA multiples	4.6x	3.3x	13.3x
Equity securities	249		Enterprise value	Revenue multiples	0.8x	0.1x	3.8x
Total Level 3 Assets	$324,792	(1)
Liabilities:
Secured borrowings	$1,314		Discounted cash flow	Market yields	7.7%	7.1%	8.2%

(1)	Excludes loans of $88,128 at fair value where valuation (unadjusted) is obtained from a third-party pricing service for which such disclosure is not required.

The significant unobservable inputs used in the market approach of fair value measurement of the Company’s investments are the market multiples of EBITDA or revenue of the comparable guideline public companies. The Company selects a population of public companies for each investment with similar operations and attributes of the portfolio company. Using these guideline public companies’ data, a range of multiples of enterprise value to EBITDA or revenue is calculated. The Company selects percentages from the range of multiples for purposes of determining the portfolio company’s estimated enterprise value based on said multiple and generally the latest twelve months EBITDA or revenue of the portfolio company (or other meaningful measure). Increases (decreases) in the multiple will result in an increase (decrease) in enterprise value, resulting in an increase (decrease) in the fair value estimate of the investment.

The significant unobservable inputs used in the yield approach of fair value measurement of the Company’s investments is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Increases (decreases) in the discount rate would result in a decrease (increase) in the fair value estimate of the investment. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable investments, and call provisions.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. Fair value of the Company’s revolving credit facility is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

applicable. The Company believes that the carrying value of its revolving credit facility approximates fair value. SBA-guaranteed debentures are carried at cost and with their longer maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date and the ability of market participants to prepay the debentures. As of December 31, 2017 and 2016, the fair value of the Company’s SBA debentures using Level 3 inputs were estimated at $109,520 and $51,500, respectively, which is the same as the Company’s carrying value of the SBA debentures.

Note 5. Transactions with Affiliated Companies

An affiliated company is a company in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate company is a company in which the Company has ownership of more than 25% of its voting securities. Transactions related to the Company’s investments with affiliates for the years ended December 31, 2017 and 2016 were as follows:

Portfolio Company	Fair value at December 31, 2016	Transfers in (out)	Purchases (cost)	Sales and paydowns (cost)	PIK interest (cost)	Discount accretion	Net realized gains (losses)	Net unrealized gains (losses)	Fair value at December 31, 2017
Non-controlled affiliate company investments(1):
American Community Homes, Inc.	$13,950	$—	$647	$—	$227	$72	$—	$(1,576)	$13,320
Luxury Optical Holdings Co.(2)	—	3,970	808	—	171	8	—	(349)	4,608
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	1,054	—	534	—	130	(1)	—	(1,167)	550
Rockdale Blackhawk, LLC(3)	27,077	—	4,161	(16)	—	200	—	(9,680)	21,742
SHI Holdings, Inc.	4,297	—	1,024	—	—	20	—	296	5,637
Summit Container Corporation	3,663	—	1,499	(102)	81	24	—	(237)	4,928
TPP Operating, Inc.(4)	—	8,868	1,047	(27)	—	—	—	(1,922)	7,966
Total non-controlled affiliate company investments	$50,041	$12,838	$9,720	$(145)	$609	$323	$—	$(14,635)	$58,751
Controlled affiliate company investments(1):
MRCC Senior Loan Fund I, LLC	$—	$—	$9,500	$—	$—	$—	$—	$140	$9,640
TPP Operating, Inc.(5)	8,899	(8,868)	4,330	(972)	—	—	—	(3,389)	—
Total controlled affiliate company investments	$8,899	$(8,868)	$13,830	$(972)	$—	$—	$—	$(3,249)	$9,640

Portfolio Company	Fair value at December 31, 2015	Transfers in (out)	Purchases (cost)	Sales and paydowns (cost)	PIK interest (cost)	Discount accretion	Net realized gains (losses)	Net unrealized gains (losses)	Fair value at December 31, 2016
Non-controlled affiliate company investments(1)
American Community Homes, Inc.	$11,692	$—	$488	$—	$205	$61	$—	$1,504	$13,950
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	1,752	—	384	(12)	452	11	—	(1,533)	1,054
Rockdale Blackhawk, LLC	21,903	—	1,387	(2,503)	—	187	—	6,103	27,077
SHI Holdings, Inc.(6)	—	3,343	230	—	—	4	—	720	4,297
Summit Container Corporation	3,400	—	137	(185)	66	26	—	219	3,663
Total non-controlled affiliate company investments	$38,747	$3,343	$2,626	$(2,700)	$723	$289	$—	$7,013	$50,041
Controlled affiliate company investments(1):
TPP Acquisition, Inc.(5)	$6,525	$(9,606)	$9,844	$(3,022)	$—	$—	$—	$(3,741)	$—
TPP Operating, Inc.(5)	—	9,606	825	(195)	—	—	—	(1,337)	8,899
Total controlled affiliate company investments	$6,525	$—	$10,669	$(3,217)	$—	$—	$—	$(5,078)	$8,899

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 5. Transactions with Affiliated Companies  – (continued)

	For the years ended December 31,
	2017			2016
Portfolio Company	Interest income	Dividend income	Fee income	Interest income	Dividend income	Fee income
Non-controlled affiliate company investments(1):
American Community Homes, Inc.	$1,543	$—	$—	$1,444	$—	$—
Luxury Optical Holdings Co.	273	—	—	—	—	—
Millennial Brands LLC (fka Rocket Dog Brands, LLC)	126	—	—	489	—	—
Rockdale Blackhawk, LLC	2,175	—	—	1,827	3,546	—
SHI Holdings, Inc.	509	—	—	96	—	36
Summit Container Corporation	704	—	—	655	—	—
TPP Operating, Inc.	236	—	—	—	—	—
Total non-controlled affiliate company investments	$5,566	$—	$—	$4,511	$3,546	$36
Controlled affiliate company investments(1):
MRCC Senior Loan Fund I, LLC	$—	$—	$—	$—	$—	$—
TPP Acquisition Inc.	—	—	—	30	—	—
TPP Operating, Inc.	594	—	—	110	—	—
Total controlled affiliate company investments	$594	$—	$—	$140	$—	$—

(1)	Includes both loan and equity security investment transactions for these portfolio companies.
(2)	The Company provided a follow-on investment to Luxury Optical Holdings Co. (“LOH”) as a part of a restructuring during the twelve months ended December 31, 2017. As part of the restructuring, the Company also received 9.6% of the equity of LOH. For the purpose of this schedule, transfers in represents the fair value at June 30, 2017.
(3)	The Company provided a follow-on investment to Rockdale Blackhawk, LLC (“Rockdale”) during the twelve months ended December 31, 2017. In conjunction with the follow-on investment, the Company also received an additional 6.4% of the equity of Rockdale, increasing total equity ownership to 18.0%.
(4)	In December 2017, the Company transferred 16% of the equity interest in TPP Operating, Inc. shares to a wholly-owned entity, MCC Holdco Equity Manager I, LLC (“MCC Holdco”), which has an independent manager who has full control over the operations of MCC Holdco, including the right to vote the shares of TPP Holdco LLC, the holding company which owns the Company’s equity interest in TPP Operating, Inc. As a result, the Company now only controls 24.0% of the voting interests in TPP Operating, Inc. and TPP Acquisition, Inc. is no longer considered a controlled affiliate company investment. For the purpose of this schedule, transfers in represents fair value at September 30, 2017. As of December 31, 2017, the Company valued its positions in TPP Operating, Inc. utilizing an enterprise value waterfall model. The key inputs to the model were an estimated 2018 revenue forecast and revenue multiple developed using comparable public and private company data.
(5)	On September 2, 2016, TPP Acquisition, Inc. filed for bankruptcy as part of a restructuring process. The existing lenders, including the Company, submitted a credit bid to purchase certain assets of TPP Acquisition, Inc., which was approved by the bankruptcy court. The sale closed on November 8, 2016. A new operating company, TPP Operating, Inc., was formed to acquire certain of the assets of TPP Acquisition, Inc. and continue business operations. These new operations are no longer encumbered by significant lease liabilities. The Company owns 40% of the equity interests in the new operating company, TPP Operating, Inc. and owned 40.0% of the equity interests in TPP Acquisition, Inc., the former operating company, until its dissolution during the year ended December 31, 2017. During the bankruptcy period, the Company and the other existing lenders provided additional financing through a

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 5. Transactions with Affiliated Companies  – (continued)

debtor-in-possession financing (“DIP”) facility. Upon the purchase of TPP Acquisition, Inc.’s assets, TPP Operating, Inc. entered into a new credit facility with the existing lenders, including the Company. The principal amount of the new facility with TPP Operating, Inc. represented the amount owed to the lenders under the pre-petition facilities plus the amount funded under the DIP facility, less the amount of the credit bid. The cost basis of the Company’s equity investment in TPP Operating, Inc. represents the credit bid and equates to the reduction of principal outstanding on the debt facilities when the new facility was issued to TPP Operating, Inc.
(6)	The Company provided a follow-on investment to SHI Holdings, Inc. during the quarter ended December 31, 2016, including the purchase of equity. For the purpose of this schedule, transfers in represents the fair value at September 30, 2016.

Note 6. Transactions with Related Parties

The Company has entered into an Investment Advisory and Management Agreement with MC Advisors, under which MC Advisors, subject to the overall supervision of the Board, provides investment advisory services to the Company. The Company pays MC Advisors a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate equal to 1.75% of invested assets (calculated as total assets excluding cash, which includes assets financed using leverage) and is payable in arrears. Base management fees for the years ended December 31, 2017, 2016, and 2015 were $7,726, $6,347 and $5,129 respectively.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2% (8% annualized) preferred return, or “hurdle,” and a “catch up” feature. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of pre-incentive fee net investment income will be payable except to the extent that 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters (the “Incentive Fee Limitation”). Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (1) 20% of the amount by which pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (2) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, realized gains and losses and unrealized gains and losses for the then current and 11 preceding calendar quarters. The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20% of realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses on a cumulative basis and unrealized depreciation, less the aggregate amount of any previously paid capital gain incentive fees.

Incentive fees, excluding the impact of the incentive fee waiver, for the years ended December 31, 2017, 2016 and 2015 were $5,686, $5,777 and $4,685, respectively. Incentive fees for the year ended December 31, 2017, consisted of part one incentive fees of $5,861, which includes the effect of a $415 Incentive Fee Limitation as noted above, and part two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of ($175). Part two incentive fees reduced total incentive fees for the year ended December 31, 2017, primarily as a result of net unrealized losses during the period. Incentive fees for the year ended December 31, 2016, consisted of part one incentive fees (based on net investment income) of $5,602 and part two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of $175. Incentive fees for the year ended December 31, 2015, consisted solely of part one incentive fees (based on net investment income). The Company accrues, but does not pay, a capital gains incentive fee in connection with

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 6. Transactions with Related Parties  – (continued)

any unrealized capital appreciation, as appropriate. If, on a cumulative basis, the sum of net realized gains (losses) plus net unrealized gain (loss) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20% of the sum of net realized gains (losses) plus net unrealized gain (loss). For the years ended December 31, 2017, 2016 and 2015, MC Advisors waived part one incentive fees of $308, $273 and zero, respectively.

The Company has entered into an Administration Agreement with Monroe Capital Management Advisors, LLC (“MC Management”), under which the Company reimburses MC Management (subject to the review and approval of the Board) for its allocable portion of overhead and other expenses, including the costs of furnishing the Company with office facilities and equipment and providing clerical, bookkeeping, record-keeping and other administrative services at such facilities, and the Company’s allocable portion of the cost of the chief financial officer and chief compliance officer and their respective staffs. To the extent that MC Management outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis, without incremental profit to MC Management. For the years ended December 31, 2017, 2016 and 2015, the Company incurred $3,439, $3,054 and $2,712, respectively, in administrative expenses (included within Professional fees, Administrative service fees and General and administrative expenses on the consolidated statements of operations) under the Administration Agreement, of which $1,248, $1,287 and $1,078, respectively, was related to MC Management overhead and salary allocation and paid directly to MC Management. As of December 31, 2017 and 2016, $322 and $330, respectively, of expenses were due to MC Management under this agreement and are included in accounts payable and accrued expenses on the consolidated statements of assets and liabilities.

The Company has entered into a license agreement with Monroe Capital LLC under which Monroe Capital LLC has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in its business. Under this agreement, the Company will have a right to use the “Monroe Capital” name at no cost, subject to certain conditions, for so long as the Advisor or one of its affiliates remains its investment advisor. Other than with respect to this limited license, the Company has no legal right to the “Monroe Capital” name.

Note 7. Borrowings

Revolving Credit Facility:  As of December 31, 2017, the Company had U.S. dollar borrowings of $105,200 and non-U.S. dollar borrowings denominated in Great Britain pounds of £8,800 ($11,892 in U.S. dollars) under its revolving credit facility with ING Capital LLC, as agent, to finance the purchase of the Company’s assets. The borrowings denominated in Great Britain pounds are translated into U.S. dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign currency borrowings is included in net change in unrealized gain (loss) on foreign currency borrowings in the Company’s consolidated statements of operations. The borrowings denominated in Great Britain pounds may be positively or negatively affected by movements in the rate of exchange between the U.S. dollar and the Great Britain pound. These movements are beyond the control of the Company and cannot be predicted. As of December 31, 2016, the Company had U.S. dollar borrowings of $129,000 outstanding under the revolving credit facility. As of December 31, 2017, the maximum amount the Company was able to borrow was $200,000 and this borrowing can be increased to $300,000 pursuant to an accordion feature (subject to maintaining 200% asset coverage, as defined by the 1940 Act). On February 22, 2017, the Company closed a $40,000 upsize to the revolving credit facility, bringing the maximum amount the Company is able to borrow from $160,000 to the now current maximum amount of $200,000, in accordance with the facility’s accordion feature. The maturity date on the facility is December 14, 2020.

The revolving credit facility is secured by a lien on all of the Company’s assets, including cash on hand, but excluding the assets of the Company’s wholly-owned subsidiary, MRCC SBIC. The Company’s ability to

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7. Borrowings  – (continued)

borrow under the revolving credit facility is subject to availability under a defined borrowing base, which varies based on portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. The Company may make draws under the revolving credit facility to make or purchase additional investments through December 2019 and for general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at the Company’s election, at an annual rate of LIBOR (one-month, two-month, three-month or six-month at our discretion based on the term of the borrowing) plus 2.75% or at a daily rate equal to 2.00% per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. The LIBOR rate on the revolving credit facility was reduced to LIBOR plus 2.75% from LIBOR plus 3.00% in conjunction with the Company’s capital raise on June 9, 2017, as net worth (excluding investments in MRCC SBIC) exceeded $225,000. In addition to the stated interest rate on borrowings under the revolving credit facility, the Company is required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 65% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 65% of the then available maximum borrowing. As of December 31, 2017 and 2016, the outstanding borrowings were accruing at a weighted average interest rate of 4.4% and 3.8%, respectively. The weighted average interest rate of the revolving credit facility borrowings (excluding debt issuance costs) for the years ended December 31, 2017, 2016 and 2015 was 4.2%, 3.6% and 3.6%, respectively. The weighted average fee rate on the unused portion of the revolving credit facility for the years ended December 31, 2017, 2016 and 2015 was 0.5%, 0.5% and 0.5%, respectively.

The Company’s ability to borrow under the revolving credit facility is subject to availability under the borrowing base, which permits the Company to borrow up to 70% of the fair market value of its portfolio company investments depending on the type of the investment the Company holds and whether the investment is quoted. The Company’s ability to borrow is also subject to certain concentration limits, and continued compliance with the representations, warranties and covenants given by the Company under the facility. The revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, the Company’s maintenance of: (1) a minimum consolidated total net assets at least equal to the greater of (a) 40% of the consolidated total assets on the last day of each quarter or (b) $120,000 plus 65% of the net proceeds to the Company from sales of its securities after December 14, 2015; (2) a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.1 times; and (3) a ratio of earnings before interest and taxes to interest expense of at least 2.5 times. The revolving credit facility also requires the Company to undertake customary indemnification obligations with respect to ING Capital LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both Monroe Capital Corporation and MC Advisors, failure to comply with financial and negative covenants, and failure to maintain our relationship with MC Advisors. If the Company incurs an event of default under the revolving credit facility and fails to remedy such default under any applicable grace period, if any, then the entire revolving credit facility could become immediately due and payable, which would materially and adversely affect the Company’s liquidity, financial condition, results of operations and cash flows.

The Company’s revolving credit facility also imposes certain conditions that may limit the amount of the Company’s distributions to stockholders. Distributions payable in the Company’s common stock under the DRIP are not limited by the revolving credit facility. Distributions in cash or property other than common stock are generally limited to 115% of the amount of distributions required to maintain the Company’s status as a RIC.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7. Borrowings  – (continued)

SBA Debentures:  On February 28, 2014, the Company’s wholly-owned subsidiary, MRCC SBIC received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013.

The SBIC license allows MRCC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis (pooling date) at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, has a superior claim to MRCC SBIC’s assets over the Company’s stockholders in the event the Company liquidates MRCC SBIC or the SBA exercises its remedies upon an event of default.

SBA regulations currently limit the amount that an individual SBIC may borrow to a maximum of $150,000 when it has at least $75,000 in regulatory capital, receives a leverage commitment from the SBA and has been through an audit examination by the SBA subsequent to licensing. The SBA also historically limited a related group of SBICs (commonly referred to as a “family of funds”) to a maximum of $225,000 in total borrowings. On December 18, 2015, this family of funds limitation was raised to $350,000 in total borrowings. As the Company has other affiliated SBICs already in operation, MRCC SBIC was historically limited to a maximum of $40,000 in borrowings. Pursuant to the increase in the family of funds limitation, the Company submitted a commitment application to the SBA and on April 13, 2016, MRCC SBIC was approved by the SBA for an additional $75,000 in SBA-guaranteed debentures, for a total of $115,000 in available debentures.

As of December 31, 2017, MRCC SBIC had $57,624 in leverageable capital and $109,520 in SBA-guaranteed debentures outstanding. As of December 31, 2016, MRCC SBIC had $41,000 in leverageable capital and $51,500 in SBA-guaranteed debentures outstanding. As of December 31, 2017, the Company has made all required leverageable capital contributions to MRCC SBIC in order to access the remaining $5,480 in available SBA-guaranteed debentures.

As of December 31, 2017, MRCC SBIC had the following SBA-guaranteed debentures outstanding (dollars in thousands):

Maturity Date	Interest Rate		Amount
September 2024	3.4%		$12,920
March 2025	3.3%		14,800
March 2025	2.9%		7,080
September 2025	3.6%		5,200
March 2027	3.5%		20,000
September 2027	3.2%		32,100
March 2028	2.5	%(1)	9,160
March 2028	2.6	%(1)	2,780
March 2028	2.7	%(1)	5,480
Total			$109,520

(1)	Represents an interim rate of interest as the SBA-guaranteed debentures had not yet pooled.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7. Borrowings  – (continued)

As of December 31, 2016, MRCC SBIC had the following SBA-guaranteed debentures outstanding (dollars in thousands):

Maturity Date	Interest Rate		Amount
September 2024	3.4%		$12,920
March 2025	3.3%		14,800
March 2025	2.9%		7,080
September 2025	3.6%		5,200
March 2027	2.1	%(1)	9,200
March 2027	2.0	%(1)	2,300
Total			$51,500

(1)	Represents an interim rate of interest as the SBA-guaranteed debentures had not yet pooled.

On October 2, 2014, the Company was granted exemptive relief from the SEC for permission to exclude the debt of MRCC SBIC guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. The receipt of this exemption for this SBA-guaranteed debt increases flexibility under the 200% asset coverage test.

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations.

As of December 31, 2017, there were no secured borrowings. As of December 31, 2016, secured borrowings at fair value totaled $1,314 and the fair value of the loans that are associated with these secured borrowings was $5,814. These secured borrowings were created as a result of the Company’s completion of partial loan sales of certain unitranche loan assets during the year ended December 31, 2013 that did not meet the definition of a “participating interest.” As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. No such partial loan sales occurred during the years ended December 31, 2017, 2016 and 2015. During the years ended December 31, 2017, 2016 and 2015, repayments on secured borrowings totaled $1,254, $1,215 and $1,600, respectively. The weighted average interest rate on our secured borrowings was approximately zero and 6.3% as of December 31, 2017 and 2016, respectively.

Components of interest expense:  The components of the Company’s interest expense and other debt financing expenses are as follows:

	For the years ended December 31,
	2017	2016	2015
Interest expense – revolving credit facility	$4,771	$4,422	$3,290
Interest expense – SBA guaranteed debentures	2,434	1,340	1,080
Amortization of deferred financing costs	1,042	820	742
Interest expense – secured borrowings	34	123	198
Other	31	77	90
Total interest and other debt financing expenses	$8,312	$6,782	$5,400

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 8. Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, the Company is not taxed on any investment company taxable income or capital gains which it distributes to stockholders. The Company intends to distribute all of its investment company taxable income and capital gains annually. Accordingly, no provision for federal income tax has been made in the consolidated financial statements.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-to-tax differences have no impact on net assets.

The following permanent differences were reclassified for tax purposes:

	For the years ended December 31,
	2017	2016	2015
Increase (decrease) in capital in excess of par value	$(128)	$(3,547)	$—
Increase (decrease) in undistributed net investment income (accumulated distributions in excess of net investment income)	124	3,547	—
Increase (decrease) in accumulated net realized gain (loss) on investments, secured borrowings and foreign currency transactions	4	—	—

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized gain (loss) on investments as investment gains and losses are not included in taxable income until they are realized.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred after September 30, 2011 will not be subject to expiration. As of December 31, 2017 and 2016, the Company had capital loss carryforwards of $372 and zero, respectively.

The following table reconciles net increase in net assets resulting from operations to taxable income:

	For the years ended December 31,
	2017	2016	2015
Net increase in net assets resulting from operations	$12,152	$24,365	$17,892
Net change in unrealized gain (loss) on investments, secured borrowings and foreign currency borrowings	13,480	(1,272)	1,153
Other income for tax but not book	(3,000)	(907)	2,975
Other deductions for book in excess of deductions for tax	(175)	175	—
Expenses not currently deductible	100	679	83
Net capital loss carryforward	372	—	—
Total taxable income	$22,929	$23,040	$22,103

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 8. Income Taxes  – (continued)

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The following table provides the tax character of distributions paid:

	For the years ended December 31,
	2017	2016	2015
Ordinary income	$26,458	$20,708	$16,410
Long-term capital gains	591	—	304
Total	$27,049	$20,708	$16,714

For federal income tax purposes, as of December 31, 2017, gross unrealized gain and gross unrealized loss on the investment portfolio was $13,144 and $26,586, respectively, and as of December 31, 2016, gross unrealized gain and gross unrealized loss on the investment portfolio was $24,157 and $24,479, respectively. As of December 31, 2017 and 2016, the aggregate cost of securities for federal income tax purposes was $507,580 and $413,242, respectively.

Note 9. Distributions

The Company’s distributions are recorded on the record date. The following table summarizes dividends declared during the years ended December 31, 2017, 2016 and 2015, respectively:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value	DRIP Shares Repurchased in the Open Market	Cost of DRIP Shares Repurchased
Year ended December 31, 2017:
March 7, 2017	March 17, 2017	March 31, 2017	$0.35	$5,549	16,217	$254	—	$—
May 31, 2017	June 15, 2017	June 30, 2017	0.35	6,807	17,932	271	—	—
August 31, 2017	September 15, 2017	September 29, 2017	0.35	7,084	—	—	6,508	93
December 1, 2017	December 15, 2017	December 29, 2017	0.35	7,084	—	—	20,832	294
Total distributions declared			$1.40	$26,524	34,149	$525	27,340	$387
Year ended December 31, 2016:
March 4, 2016	March 15, 2016	March 31, 2016	$0.35	$4,553	—	$—	20,144	$277
June 1, 2016	June 15, 2016	June 30, 2016	0.35	4,553	—	—	18,518	275
August 30, 2016	September 15, 2016	September 30, 2016	0.35	5,730	4,493	70	—	—
November 30, 2016	December 15, 2016	December 30, 2016	0.35	5,734	4,369	68	—	—
Total distributions declared			$1.40	$20,570	8,862	$138	38,662	$552
Year ended December 31, 2015:
March 6, 2015	March 20, 2015	March 31, 2015	$0.35	$3,371	—	$—	16,057	$238
June 2, 2015	June 15, 2015	June 30, 2015	0.35	4,357	—	—	19,023	281
September 1, 2015	September 15, 2015	September 30, 2015	0.35	4,432	—	—	18,300	264
November 30, 2015	December 15, 2015	December 30, 2015	0.35	4,554	—	—	19,615	255
Total distributions declared			$1.40	$16,714	—	$—	72,995	$1,038

None of the distributions declared during the years ended December 31, 2017, 2016, and 2015 represented a return of capital for tax purposes.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 10. Stock Issuances and Repurchases

Stock Issuances:  On February 6, 2015, the Company entered into an at-the-market (“ATM”) securities offering program with MLV & Co. LLC (“MLV”) and JMP Securities LLC (“JMP”) through which the Company could sell, by means of ATM offerings from time to time, up to $50,000 of the Company’s common stock. During the year ended December 31, 2015, the Company sold 672,597 shares at an average price of $14.88 per share for gross proceeds of $10,007 under the ATM program. Aggregate underwriters’ discounts and commissions were $158 and offering costs were $83, resulting in net proceeds of approximately $9,766.

On April 20, 2015, the Company closed a public offering of 2,450,000 shares of its common stock at a public offering price of $14.85 per share, raising approximately $36,383 in gross proceeds. On May 18, 2015, the Company sold an additional 367,500 shares of its common stock, at a public offering price of $14.85 per share, raising approximately $5,457 in gross proceeds pursuant to the underwriters’ exercise of the over-allotment option. Aggregate underwriters discounts and commissions were $1,692 and offering costs were $295, resulting in net proceeds of $39,853 on these non-ATM program issuances during the year ended December 31, 2015.

On July 1, 2016, the Company amended the ATM securities offering program with MLV and JMP to replace MLV with FBR Capital Markets & Co. (“FBR”), an affiliate of MLV (the “Prior ATM Program”). On May 12, 2017, the Company entered into new equity distribution agreements with each FBR and JMP that reference the Company’s current registration statement (the “ATM Program”). All other material terms of the Prior ATM Program remain unchanged under the ATM Program. During the year ended December 31, 2016, there were no stock issuances under the Prior ATM Program. During the year ended December 31, 2017, the Company sold 173,939 shares at an average price of $15.71 per share for gross proceeds of $2,732 under the Prior ATM Program and no shares were sold under the ATM Program. Aggregate underwriters’ discounts and commissions were $41 and offering costs were $23, resulting in net proceeds of approximately $2,668.

On July 25, 2016, the Company closed a public offering of 3,100,000 shares of common stock at a public offering price of $15.50 per share, raising approximately $48,050 in gross proceeds. On August 3, 2016, the Company sold an additional 465,000 shares of common stock, at a public offering price of $15.50 per share, raising approximately $7,208 in gross proceeds pursuant to the underwriters’ exercise of the over-allotment option. Aggregate underwriters’ discounts and commissions were $2,210 and offering costs were $528, resulting in net proceeds of $52,520.

On June 9, 2017, the Company closed a public offering of 3,000,000 shares of its common stock at a public offering price of $15.00 per share, raising approximately $45,000 in gross proceeds. On June 14, 2017, pursuant to the underwriters’ exercise of the over-allotment option, the Company sold an additional 450,000 shares of its common stock, at a public offering price of $15.00 per share, raising an additional $6,750 in gross proceeds for a total of $51,750. Aggregate underwriters’ discounts and commissions were $2,070 and offering costs were $127, resulting in net proceeds of approximately $49,553.

Note 11. Commitments and Contingencies

Commitments:  As of December 31, 2017 and 2016, the Company had $41,238 and $37,716, respectively, in outstanding commitments to fund investments under undrawn revolvers, capital expenditure loans and delayed draw commitments. As described in Note 3, the Company had commitments up to $40,500 to SLF as of December 31, 2017, that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 11. Commitments and Contingencies  – (continued)

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these agreements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Concentration of credit and counterparty risk:  Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Market risk:  The Company’s investments and borrowings are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments and borrowings are traded.

Legal proceedings:  In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company is not currently aware of any such proceedings or disposition that would have a material adverse effect on the Company’s consolidated financial statements.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 12. Financial Highlights

The financial highlights for the Company are as follows:

	For the years ended December 31,
	2017	2016	2015	2014	2013
Per share data:
Net asset value at beginning of year	$14.52	$14.19	$14.05	$13.92	$14.54
Net investment income(1)	1.40	1.55	1.60	1.57	1.13
Net gain (loss) on investments, secured borrowings, foreign currency transactions and foreign currency borrowings(1)	(0.75)	0.13	(0.07)	(0.12)	0.15
Net increase in net assets from operations(1)	0.65	1.68	1.53	1.45	1.28
Stockholder distributions – income	(1.40)	(1.40)	(1.40)	(1.36)	(1.15)
Stockholder distributions – return of capital	—	—	—	—	(0.21)
Effect of share issuance above (below) NAV(2)	—	0.05	—	—	(0.57)
Effect of share repurchases(2)	—	—	—	0.04	0.03
Other(2)	—	—	0.01	—	—
Net asset value at end of year	$13.77	$14.52	$14.19	$14.05	$13.92
Net assets at end of year	$278,699	$240,850	$184,535	$133,738	$138,092
Shares outstanding at end of year	20,239,957	16,581,869	13,008,007	9,517,910	9,918,269
Per share market value at end of year	$13.75	$15.38	$13.09	$14.46	$12.20
Total return based on market value(3)	(1.82)%	28.95%	(0.21)%	30.67%	(9.29)%
Total return based on average net asset value(4)	4.58%	11.70%	11.04%	10.34%	9.17%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(5)	9.80%	10.81%	11.56%	11.20%	7.71%
Ratio of total expenses, net of incentive fee waiver, to average net assets(5)	9.46%	10.81%	11.20%	11.03%	8.53%
Average debt outstanding	$179,500	$156,358	$119,860	$92,410	$42,103
Average debt outstanding per share	$9.64	$10.75	$10.26	$9.63	$5.52
Portfolio turnover	39.39%	22.41%	30.70%	47.03%	39.77%

(1)	Calculated using the weighted average shares outstanding during the years presented.
(2)	Includes the effect of share issuances above (below) net asset value and the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the year and certain per share data based on shares outstanding as of a period end or transaction date.
(3)	Total return based on market value is calculated assuming a purchase of common shares at the market value on the first day and a sale at the market value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s DRIP. Total return based on market value does not reflect brokerage commissions.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 12. Financial Highlights  – (continued)

(4)	Total return based on average net asset value is calculated by dividing the net increase in net assets from operations by the average net asset value.
(5)	The following is a schedule of supplemental ratios for the years presented.

	2017	2016	2015	2014	2013
Ratio of interest and other debt financing expenses to average net assets	3.13%	3.26%	3.33%	3.23%	2.59%
Ratio of total expenses (without incentive fees) to average net assets	7.43%	8.17%	8.31%	8.42%	7.15%
Ratio of incentive fees, net of incentive fee waiver, to average net assets(6)	2.03%	2.64%	2.89%	2.61%	1.38%
(6)	The ratio of waived incentive fees to average net assets was 0.12%, 0.13%, zero, zero and zero for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

Note 13. Subsequent Events

The Company has evaluated subsequent events through March 14, 2018, the date on which the consolidated financial statements were issued.

On March 1, 2018, the Board declared a quarterly distribution of $0.35 per share payable on March 30, 2018 to holders of record on March 16, 2018.

Note 14. Selected Quarterly Financial Data (unaudited)

	For the quarter ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$13,364	$13,469	$12,268	$12,006
Net investment income	$6,995	$6,887	$6,088	$6,034
Net gain (loss) on investments, secured borrowings, foreign currency transactions and foreign currency borrowings	$(4,754)	$(569)	$(5,064)	$(3,465)
Net increase (decrease) in net assets resulting from operations	$2,241	$6,318	$1,024	$2,569
Net investment income per share – basic and diluted	$0.35	$0.34	$0.35	$0.36
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.11	$0.31	$0.06	$0.15
Net asset value per share at period end	$13.77	$14.01	$14.05	$14.34

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 14. Selected Quarterly Financial Data (unaudited)  – (continued)

	For the quarter ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$11,233	$11,128	$11,118	$11,539
Net investment income	$5,377	$5,583	$5,759	$5,787
Net gain (loss) on investments and secured borrowings	$2,155	$(1,971)	$(482)	$2,157
Net increase (decrease) in net assets resulting from operations	$7,532	$3,612	$5,277	$7,944
Net investment income per share – basic and diluted	$0.32	$0.36	$0.44	$0.44
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.45	$0.23	$0.41	$0.61
Net asset value per share at period end	$14.52	$14.42	$14.50	$14.45

	For the quarter ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total investment income	$10,126	$9,172	$9,519	$8,081
Net investment income	$5,005	$4,498	$5,071	$4,167
Net gain (loss) on investments and secured borrowings	$(793)	$242	$(7)	$(291)
Net increase (decrease) in net assets resulting from operations	$4,212	$4,740	$5,064	$3,876
Net investment income per share – basic and diluted	$0.39	$0.36	$0.43	$0.44
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.33	$0.38	$0.43	$0.41
Net asset value per share at period end	$14.19	$14.21	$14.18	$14.11

Monroe Capital Corporation

$50,000,000

Common Stock

Prospectus Supplement

B. Riley FBR                  JMP Securities

June 7, 2018